As filed with the Securities and Exchange
                         Commission on December 29, 2009


                                                           File Nos. 2-10988
                                                                   811-00134

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933

                           Pre-Effective Amendment No.

                       Post-Effective Amendment No. 108        X


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 46                X

                  ---------------------------------------------

                     ALLIANCEBERNSTEIN BALANCED SHARES, INC.
               (Exact Name of Registrant as Specified in Charter)

                             AllianceBernstein L.P.
              1345 Avenue of the Americas, New York, New York l0105
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 221-5672
                         -------------------------------

                                 EMILIE D. WRAPP
                             AllianceBernstein L.P.
                           1345 Avenue of the Americas
                            New York, New York l0105
                     (Name and address of agent for service)

                          Copies of communications to:
                               Kathleen K. Clarke
                               Seward & Kissel LLP
                                1200 G Street, NW
                                    Suite 350
                              Washington, DC 20005

It is proposed that this filing will become effective (check appropriate box)

     |_|    immediately upon filing pursuant to paragraph (b)
     |_|    on (date) pursuant to paragraph (b)
     |X|    60 days after filing pursuant to paragraph (a)(1)
     |_|    on (date) pursuant to paragraph (a)(1)
     |_|    75 days after filing pursuant to paragraph (a)(2)
     |_|    on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

     |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

VALUE FUNDS  (A, B, C AND ADVISOR CLASS SHARES)
PROSPECTUS   |   [______________], 2009

        AllianceBernstein Value Funds
        A family of value-oriented mutual funds

Domestic Value Funds
(Shares Offered  Exchange Ticker Symbol)

        >AllianceBernstein Value Fund
        (Class A  ABVAX; Class B  ABVBX; Class C  ABVCX; Advisor Class  ABVYX)

        >AllianceBernstein Small/Mid Cap Value Fund
        (Class A  ABASX; Class B  ABBSX; Class C  ABCSX; Advisor Class  ABYSX)

        >AllianceBernstein Growth and Income Fund
        (Class A  CABDX; Class B  CBBDX; Class C  CSSCX; Advisor Class  CBBYX)

        >AllianceBernstein Focused Growth & Income Fund
        (Class A  ADGAX; Class B  ADGBX; Class C  ADGCX; Advisor Class [___])

        >AllianceBernstein Balanced Shares
        (Class A  CABNX; Class B  CABBX; Class C  CBACX; Advisor Class  CBSYX)

        >AllianceBernstein Utility Income Fund
        (Class A  AUIAX; Class B  AUIBX; Class C  AUICX; Advisor Class  AUIYX)

International Value Funds
(Shares Offered  Exchange Ticker Symbol)

        >AllianceBernstein Global Real Estate Investment Fund
        (Class A  AREAX; Class B  AREBX; Class C  ARECX; Advisor Class  ARSYX)

        >AllianceBernstein International Value Fund
        (Class A  ABIAX; Class B  ABIBX; Class C  ABICX; Advisor Class  ABIYX)

        >AllianceBernstein Global Value Fund
        (Class A  ABAGX; Class B  ABBGX; Class C  ABCGX; Advisor Class  ABGYX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

----------------------------
o    Are Not FDIC Insured
o    May Lose Value
o    Are Not Bank Guaranteed
----------------------------

                               TABLE OF CONTENTS

                                                                            Page

 SUMMARY INFORMATION......................................................[____]

 DOMESTIC VALUE FUNDS
 AllianceBernstein Value Fund.............................................[____]
 AllianceBernstein Small/Mid Cap Value Fund...............................[____]
 AllianceBernstein Growth and Income Fund.................................[____]
 AllianceBernstein Focused Growth & Income Fund...........................[____]
 AllianceBernstein Balanced Shares........................................[____]
 AllianceBernstein Utility Income Fund....................................[____]

 INTERNATIONAL VALUE FUNDS
 AllianceBernstein Global Real Estate Investment Fund.....................[____]
 AllianceBernstein International Value Fund...............................[____]
 AllianceBernstein Global Value Fund......................................[____]

 ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS............[____]

 INVESTING IN THE FUNDS...................................................[____]
 How to Buy Shares........................................................[____]
 The Different Share Class Expenses.......................................[____]
 Sales Charge Reduction Programs..........................................[____]
 CDSC Waivers and Other Programs..........................................[____]
 The "Pros" and "Cons" of Different Share Classes.........................[____]
 Payments to Financial Advisors and Their Firms...........................[____]
 How to Exchange Shares...................................................[____]
 How to Sell or Redeem Shares.............................................[____]
 Frequent Purchases and Redemptions of Fund Shares........................[____]
 How the Funds Value Their Shares.........................................[____]

 MANAGEMENT OF THE FUNDS..................................................[____]

 DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................[____]

 GENERAL INFORMATION......................................................[____]

 GLOSSARY.................................................................[____]

 FINANCIAL HIGHLIGHTS.....................................................[____]

 APPENDIX A - HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION...............A-1

SUMMARY INFORMATION

DOMESTIC VALUE FUNDS

AllianceBernstein Value Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds Sales Charge Reduction Programs on page [____] of this Prospectus and in Purchase of Shares Sales Charge Reduction Programs on page [______] of the Funds' Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment)


                                                                  Class B
                                                                   Shares
                                                               (not currently
                                                     Class A   offered to new   Class C    Advisor Class
                                                     Shares      investors)      Shares       Shares
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases      4.25%         None          None         None
(as a percentage of offering price)
-----------------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption
proceeds, whichever is lower)                         None         4.00%*       1.00%**        None
-----------------------------------------------------------------------------------------------------------
Exchange Fee                                          None          None          None         None


Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

                                                         Class A    Class B    Class C    Advisor Class
-----------------------------------------------------------------------------------------------------------
Management Fees                                          [_____]%  [_____]%  [_____]%         [_______]%
Distribution and/or Service (12b-1) Fees (a)             [_____]%  [_____]%  [_____]%         [_______]%
Other Expenses:
   Transfer Agent                                        [_____]%  [_____]%  [_____]%         [_______]%
   Other Expenses                                        [_____]%  [_____]%  [_____]%         [_______]%
Total Other Expenses                                     [_____]%  [_____]%  [_____]%         [_______]%
Total Annual Fund Operating Expenses                     [_____]%  [_____]%  [_____]%         [_______]%

----------

* Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**   For Class C shares the CDSC is 0% after the first year.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:



                       Class A      Class B        Class C       Advisor Class
-------------------------------------------------------------------------------
After 1 Year        $[_____]     $[______]     $[________]     $[__________]
After 3 Years       $[_____]     $[______]     $[________]     $[__________]
After 5 Years       $[_____]     $[______]     $[________]     $[__________]
After 10 Years      $[_____]     $[______]     $[________]     $[__________]
-------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                       Class A      Class B        Class C        Advisor Class
-------------------------------------------------------------------------------
After 1 year        $[_____]     $[______]     $[________]     $[__________]
After 3 years       $[_____]     $[______]     $[________]     $[__________]
After 5 years       $[_____]     $[______]     $[________]     $[__________]
After 10 years      $[_____]     $[______]     $[________]     $[__________]
-------------------------------------------------------------------------------

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [_____]% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

This approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Fund. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts covers a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000TM Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects. As one of the largest multi-national investment firms, the Adviser and Bernstein have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Fund. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The research staff focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

A committee composed of senior investment professionals (the "Investment Policy Group" or "IPG") reviews all analyst research performed for the Portfolio. The Chief Investment Officer and Director of Research of the Advisers Global Value Equities unit are part of the IPG and work closely with the analysts to evaluate those securities that appear to have the highest potential return. They then prioritize the research agenda and work with the analysts as the research is conducted. Analysts forecasts are brought to research review meetings and discussed with the Chief Investment Officer, Director of Research and other senior investment professionals. Research review discussions include the key controversies around the securities and the main analytical issues underlying the earnings forecasts. The objective is to clearly understand and evaluate the earnings prospects for the securities, as well as the risks and potential upside, and the attractiveness of each security relative to other investments. The Chief Investment Officer and Director of Research work in close collaboration to weigh each investment opportunity relative to the entire portfolio, and determine the timing for purchases and sales and the appropriate position size for a given security. The IPG oversees this process, providing additional viewpoints and risk oversight. Final security selection decisions are made by the Chief Investment Officer and Director of Research and are implemented by the Senior Portfolio Managers. Analysts remain responsible for monitoring new developments that would affect the securities they cover.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events. Thus, relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein assesses these factors so as to better time purchases and sales of securities. Next, Bernstein considers aggregate portfolio characteristics and risk diversification to decide how much of each security to purchase for the Fund. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein selects securities on a risk-adjusted basis to manage overall Fund volatility. The Fund will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when momentum is favorable.

The Fund may invest in securities of non-U.S. issuers and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS

o Market Risk: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of a Fund's investments or reduce its returns.

o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

o Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.


BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

o how the Fund's performance changed from year to year over the life of the Fund; and

o how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.


Bar Chart
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a   -13.30   29.00   13.31   5.45    21.22   -4.46  -41.88   [_]
--------------------------------------------------------------------------------
   00      01      02      03      04      05      06      07      08      09

                                Calendar Year End (%)
During the period shown in the bar chart, the Fund's:

Best Quarter was up [15.89]%, [2nd] quarter, [2003]; and Worst Quarter was down [-22.16]%, [4th] quarter, [2008].


Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2009)

                                                                                                                       Since
                                                                                         1 Year        5 Years       Inception*
----------------------------------------------------------------------------------------------------------------------------------
Class A**         Return Before Taxes                                                [__________]%    [______]%     [________]%

                  Return After Taxes on Distributions                                [__________]%    [______]%     [________]%
                  Return After Taxes on Distributions
                  and Sale of Fund Shares                                            [__________]%    [______]%     [________]%

Class B           Return Before Taxes                                                [__________]%    [______]%     [________]%

Class C           Return Before Taxes                                                [__________]%    [______]%     [________]%

Advisor Class     Return Before Taxes                                                [__________]%    [______]%     [________]%

Russell 1000TM    Value Index (reflects no deduction
                  for fees, expenses or taxes)                                       [__________]%    [______]%     [________]%

----------

* Inception date is 3/29/01 for Class A, Class B, Class C and Advisor Class shares.

**   After-tax returns:

     - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

     - Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

Employee                 Length of Service       Title
--------------------------------------------------------------------------------

Christopher W. Marx      Since 2005              Senior Vice President of the
                                                 Adviser

Joseph G. Paul           Since October 2009      Senior Vice President of the
                                                 Adviser

John D. Phillips         Since 2005              Senior Vice President of the
                                                 Adviser

David Yuen               Since 2008              Senior Vice President of the
                                                 Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page [____] in this Prospectus.

AllianceBernstein Small/Mid Cap Value Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds Sales Charge Reduction Programs on page [____] of this Prospectus and in Purchase of Shares Sales Charge Reduction Programs on page [______] of the Funds' SAI.

Shareholder Fees (fees paid directly from your investment)


                                                                  Class B
                                                                   Shares
                                                               (not currently
                                                     Class A   offered to new   Class C    Advisor Class
                                                     Shares      investors)      Shares       Shares
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                   4.25%         None          None         None
-----------------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption
proceeds, whichever is lower)                         None         4.00%*       1.00%**        None
-----------------------------------------------------------------------------------------------------------
Exchange Fee                                          None          None          None         None


Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)


                                                    Class A     Class B     Class C      Advisor Class
-----------------------------------------------------------------------------------------------------------
Management Fees                                    [_____]%     [_____]%    [_____]%        [_______]%
Distribution and/or Service (12b-1) Fees           [_____]%     [_____]%    [_____]%        [_______]%
Other Expenses:
   Transfer Agent                                  [_____]%     [_____]%    [_____]%        [_______]%
   Other Expenses                                  [_____]%     [_____]%    [_____]%        [_______]%
Total Other Expenses                               [_____]%     [_____]%    [_____]%        [_______]%
Total Annual Fund Operating Expenses
 (Before Waiver)                                   [_____]%     [_____]%    [_____]%        [_______]%
Waiver and/or Expense Reimbursement (a)            [_____]%     [_____]%    [_____]%        [_______]%
Net Expenses                                       [_____]%     [_____]%    [_____]%        [_______]%


----------

(a) The fee waiver and/or expense reimbursement will remain in effect until March [___], 2011.

* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**   For Class C shares the CDSC is 0% after the first year.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:


                     Class A      Class B        Class C       Advisor Class
-------------------------------------------------------------------------------
After 1 year        $[_____]     $[______]     $[________]     $[__________]
After 3 years*      $[_____]     $[______]     $[________]     $[__________]
After 5 years*      $[_____]     $[______]     $[________]     $[__________]
After 10 years*     $[_____]     $[______]     $[________]     $[__________]
-------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:

                       Class A      Class B        Class C       Advisor Class
-------------------------------------------------------------------------------
After 1 year        $[_____]     $[______]     $[________]     $[__________]
After 3 years*      $[_____]     $[______]     $[________]     $[__________]
After 5 years*      $[_____]     $[______]     $[________]     $[__________]
After 10 years*     $[_____]     $[______]     $[________]     $[__________]
-------------------------------------------------------------------------------

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [____]% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500TM Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500TM Value Index.

Because the Fund's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2009, there were approximately [________] small- to mid-capitalization companies, representing a market capitalization range from nearly $[___________] to approximately $[__________].

The Fund invests in companies that are determined by the Adviser to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Fund, the Adviser depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

The process begins with the use of Bernstein's proprietary quantitative tools to look for stocks with characteristics that have historically been associated with outperformance. Broadly speaking, Bernstein looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). Bernstein then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, Bernstein's fundamental research analysts focus their research on the most attractive 20% of the universe.

Bernstein's fundamental research process is extensive. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and uses this research insight to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. Bernstein focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions. The Chief Investment Officer and Director of Research work in close collaboration to weigh each investment opportunity relative to the entire portfolio, and determine timing for purchases and sales and the appropriate position size for a given security. Final security selection decisions are made by the Chief Investment Officer and Director of Research. Following the research review, analysts remain responsible for monitoring new developments that would affect the securities they cover.

The Fund's Chief Investment Officer and Director of Research, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Fund. Bernstein seeks to manage overall Fund volatility relative to the universe of small- and mid-capitalization companies described above by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of small- and mid-capitalization companies, such as financial services and consumer services, the Fund may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. To reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when it reaches fair value on a risk-adjusted basis. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.

The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS

o Market Risk: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

o Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of a Fund's investments or reduce its returns.

o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

o Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

o how the Fund's performance changed from year to year over the life of the Fund; and

o how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a   -8.20   41.92   18.91   7.89    13.65    2.32  -34.56   [_]
--------------------------------------------------------------------------------
   00      01      02      03      04      05      06      07      08      09

                                Calendar Year End (%)

During the period shown in the bar chart, the Fund's:

Best Quarter was up [20.73]%, [2nd] quarter, [2003]; and Worst Quarter was down [-25.46]%, [4th] quarter, [2008].

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2009)


                                                                                                                         Since
                                                                                             1 Year          5 Years    Inception*
----------------------------------------------------------------------------------------------------------------------------------
Class A**                     Return Before Taxes                                          [__________]%    [______]%   [________]%
                              Return After Taxes on Distributions                          [__________]%    [______]%   [________]%
                              Return After Taxes on Distributions and Sale of Fund Shares  [__________]%    [______]%   [________]%

Class B                       Return Before Taxes                                          [__________]%    [______]%   [________]%

Class C                       Return Before Taxes                                          [__________]%    [______]%   [________]%

Advisor Class                 Return Before Taxes                                          [__________]%    [______]%   [________]%

Russell 2500TM Value Index    (reflects no deduction for fees,
                              expenses or taxes)                                           [__________]%    [______]%   [________]%

Russell 2500TM Index          (reflects no deduction for fees,
                              expenses or taxes)                                           [__________]%    [______]%   [________]%

----------

* Inception date is 3/29/01 for Class A, Class B, Class C and Advisor Class shares.

**   After-tax returns:

     - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

     - Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

Employee                 Length of Service       Title
--------------------------------------------------------------------------------
James W. MacGregor       Since 2005              Senior Vice President of the
                                                 Adviser

Joseph G. Paul           Since 2002              Senior Vice President of the
                                                 Adviser

Andrew J. Weiner         Since 2005              Senior Vice President of the
                                                 Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page [_____] in this Prospectus.

AllianceBernstein Growth and Income Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds Sales Charge Reduction Programs on page [____] of this Prospectus and in Purchase of Shares Sales Charge Reduction Programs on page [______] of the Funds' SAI.

Shareholder Fees (fees paid directly from your investment)


                                                                   Class B
                                                                   Shares
                                                               (not currently
                                                     Class A   offered to new   Class C    Advisor Class
                                                      Shares     investors)      Shares       Shares
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases      4.25%         None          None         None
(as a percentage of offering price)
-----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption
proceeds, whichever is lower)                        None(a)       4.00%*       1.00%**        None
-----------------------------------------------------------------------------------------------------------
Exchange Fee                                           None         None          None         None


Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)


                                                Class A      Class B       Class C       Advisor Class
-----------------------------------------------------------------------------------------------------------
Management Fees                                [_____]%     [_____]%      [_____]%          [_______]%
Distribution and/or Service (12b-1) Fees       [_____]%     [_____]%      [_____]%          [_______]%
Other Expenses:
   Transfer Agent                              [_____]%     [_____]%      [_____]%          [_______]%
   Other Expenses                              [_____]%     [_____]%      [_____]%          [_______]%
Total Other Expenses                           [_____]%     [_____]%      [_____]%          [_______]%
Total Annual Fund Operating Expenses           [_____]%     [_____]%      [_____]%          [_______]%


----------

* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**   For Class C shares the CDSC is 0% after the first year.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:


                       Class A      Class B        Class C       Advisor Class
-------------------------------------------------------------------------------
After 1 year        $[_____]     $[______]     $[________]     $[__________]
After 3 years       $[_____]     $[______]     $[________]     $[__________]
After 5 years       $[_____]     $[______]     $[________]     $[__________]
After 10 years      $[_____]     $[______]     $[________]     $[__________]
-------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:

                       Class A      Class B        Class C       Advisor Class
-------------------------------------------------------------------------------
After 1 year        $[_____]     $[______]     $[________]     $[__________]
After 3 years       $[_____]     $[______]     $[________]     $[__________]
After 5 years       $[_____]     $[______]     $[________]     $[__________]
After 10 years      $[_____]     $[______]     $[________]     $[__________]
-------------------------------------------------------------------------------

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [_____]% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser's extensive research universe. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include approximately 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund also invests in high-quality securities of non-U.S. issuers. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS

o Market Risk: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of a Fund's investments or reduce its returns.

o Industry/Sector Risk: Investments in a particular industry or group of related industries, such as the [real estate industry] [utilities industry], may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund's investments.

o Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

o    how the Fund's performance changed from year to year over ten years; and

o how the Fund's average annual return for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  13.64   -1.84   -26.57  31.76   11.92   3.78    16.93   5.51  -40.76   [_]
--------------------------------------------------------------------------------
   00      01      02      03      04      05      06      07      08      09

                                Calendar Year End (%)

During the period shown in the bar chart, the Fund's:

Best Quarter was up [17.46]%, [2nd] quarter, [2003]; and Worst Quarter was down [-20.01]%, [4th] quarter, [2008].

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2009)


                                                                                          1 Year           5 Years      10 Years
------------------------------------------------------------------------------------------------------------------------------------
Class A*           Return Before Taxes                                                  [___________]%    [______]%     [_____]%
                   Return After Taxes on Distributions                                  [___________]%    [______]%     [_____]%
                   Return After Taxes on Distributions and Sale of Fund Shares          [___________]%    [______]%     [_____]%

Class B            Return Before Taxes                                                  [___________]%    [______]%     [_____]%

Class C            Return Before Taxes                                                  [___________]%    [______]%     [_____]%

Advisor Class      Return Before Taxes                                                  [___________]%    [______]%     [_____]%

Russell 1000TM     (reflects no deductions for                                          [___________]%    [______]%     [_____]%
Value Index        fees, expenses or taxes)


----------

*    After-tax returns:

     - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

     - Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

Employee                 Length of Service       Title
--------------------------------------------------------------------------------
Frank Caruso             Since 2004              Senior Vice President of the
                                                 Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page [_____] of this Prospectus.

AllianceBernstein Focused Growth & Income Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds Sales Charge Reduction Programs on page [____] of this Prospectus and in Purchase of Shares Sales Charge Reduction Programs on page [______] of the Funds' SAI.

Shareholder Fees (fees paid directly from your investment)



                                                                  Class B
                                                                   Shares
                                                               (not currently
                                                     Class A   offered to new   Class C    Advisor Class
                                                     Shares      investors)      Shares       Shares
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases      4.25%         None          None         None
(as a percentage of offering price)
-----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption
proceeds, whichever is lower)                         None         4.00%*       1.00%**        None
-----------------------------------------------------------------------------------------------------------
Exchange Fee                                          None          None          None         None


Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)


                                                                      Class A      Class B      Class C
-----------------------------------------------------------------------------------------------------------
Management Fees                                                       [____]%      [____]%      [____]%
Distribution and/or Service (12b-1) Fees (a)                          [____]%      [____]%      [____]%
Other Expenses:
   Transfer Agent                                                     [____]%      [____]%      [____]%
   Other Expenses                                                     [____]%      [____]%      [____]%
Total Other Expenses                                                  [____]%      [____]%      [____]%
Total Annual Fund Operating Expenses                                  [____]%      [____]%      [____]%

----------

* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**   For Class C shares the CDSC is 0% after the first year.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                       Class A      Class B        Class C
--------------------------------------------------------------
After 1 year        $[_____]     $[______]     $[________]
After 3 years       $[_____]     $[______]     $[________]
After 5 years       $[_____]     $[______]     $[________]
After 10 years      $[_____]     $[______]     $[________]
--------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:

                       Class A      Class B        Class C
--------------------------------------------------------------
After 1 year        $[_____]     $[______]     $[________]
After 3 years       $[_____]     $[______]     $[________]
After 5 years       $[_____]     $[______]     $[________]
After 10 years      $[_____]     $[______]     $[________]
--------------------------------------------------------------

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [_____]% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser's extensive research universe. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include approximately 50-60 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

The Fund may invest in securities of non-U.S. issuers. The Fund may enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS

o Market Risk: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

o Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on a Fund's net asset value or NAV.

o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of a Fund's investments or reduce its returns.

o Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.


BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

o    how the Fund's performance changed from year to year over ten years; and

o how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  19.49   6.61   -22.19  39.53    8.86    1.20   15.34    8.73  -38.17   [_]
--------------------------------------------------------------------------------
   00      01      02      03      04      05      06      07      08      09

                                Calendar Year End (%)

During the period shown in the bar chart, the Fund's:

Best Quarter was up [19.12]%, [2nd] quarter, [2003]; and Worst Quarter was down [-23.36]%, [4th] quarter, [2008].

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2009)


                                                                                       1 Year          5 Years        10 Years
---------------------------------------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                                [__________]%       [______]%     [________]%
                 Return After Taxes on Distributions                                [__________]%       [______]%     [________]%
                 Return After Taxes on Distributions and Sale of Fund Shares        [__________]%       [______]%     [________]%

Class B          Return Before Taxes                                                [__________]%       [______]%     [________]%

Class C          Return Before Taxes                                                [__________]%       [______]%     [________]%

Russell 1000TM   (reflects no deduction for
 Value Index     fees, expenses or taxes)                                           [__________]%       [______]%     [________]%

----------

*    After-tax returns:

     - Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have different expense ratios;

     - Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+    Reflects no deduction for fees, expenses or taxes.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

Employee                 Length of Service       Title
--------------------------------------------------------------------------------
Frank Caruso             Since inception         Senior Vice President of the
                                                 Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page [_______] of this Prospectus.

AllianceBernstein Balanced Shares
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund's investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds Sales Charge Reduction Programs on page [____] of this Prospectus and in Purchase of Shares Sales Charge Reduction Programs on page [______] of the Funds' SAI.

Shareholder Fees (fees paid directly from your investment)


                                                                  Class B
                                                                   Shares
                                                               (not currently
                                                     Class A   offered to new   Class C    Advisor Class
                                                     Shares      investors)      Shares       Shares
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases      4.25%         None          None         None
(as a percentage of offering price)
-----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption
proceeds, whichever is lower)                         None         4.00%*       1.00%**        None
-----------------------------------------------------------------------------------------------------------
Exchange Fee                                          None          None          None         None


Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)


                                                 Class A      Class B       Class C      Advisor Class
-----------------------------------------------------------------------------------------------------------
Management Fees                                 [_____]%     [_____]%      [_____]%         [_______]%
Distribution and/or Service (12b-1) Fees        [_____]%     [_____]%      [_____]%         [_______]%
Other Expenses:
   Transfer Agent                               [_____]%     [_____]%      [_____]%         [_______]%
   Other Expenses                               [_____]%     [_____]%      [_____]%         [_______]%
Total Other Expenses                            [_____]%     [_____]%      [_____]%         [_______]%
Total Annual Fund Operating Expenses            [_____]%     [_____]%      [_____]%         [_______]%

----------

* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**   For Class C shares the CDSC is 0% after the first year.


Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                       Class A      Class B        Class C
-------------------------------------------------------------
After 1 year        $[_____]     $[______]     $[________]
After 3 years       $[_____]     $[______]     $[________]
After 5 years       $[_____]     $[______]     $[________]
After 10 years      $[_____]     $[______]     $[________]
-------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:

                       Class A      Class B        Class C
-------------------------------------------------------------
After 1 year        $[_____]     $[______]     $[________]
After 3 years       $[_____]     $[______]     $[________]
After 5 years       $[_____]     $[______]     $[________]
After 10 years      $[_____]     $[______]     $[________]
-------------------------------------------------------------

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [_____]% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may comprise up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. The Fund may invest up to 20% of its assets in high yield securities (securities rated below BBB- by Standard & Poor's Rating Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Ratings ("Fitch")). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio will vary in size, normally with 60 to 90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund invests in short- and long-term debt securities in such proportions and of such type as the Adviser deems best adapted to the current economic and market outlooks. The Fund also may invest in equity and fixed-income securities of non-U.S. issuers located in emerging or developed countries. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS

o Market Risk: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

o Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

o Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

o Allocation Risk: If a Fund pursues the objective of a portfolio balanced between equity and debt securities, it has the risk that the allocation of these investments may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of a Fund's investments or reduce its returns.

o Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

o Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

o    how the Fund's performance changed from year to year over ten years; and

o how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  12.48   1.80   -10.73   22.78   10.16   4.01    13.21    2.96  -29.06   [_]
--------------------------------------------------------------------------------
   00      01      02      03      04      05      06      07      08      09

                                Calendar Year End (%)

During the period shown in the bar chart, the Fund's:

Best Quarter was up [12.80]%, [2nd] quarter, [2003]; and Worst Quarter was down [-13.42]%, [4th] quarter, [2008].


Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2009)


                                                                              1 Year          5 Years       10 Years
---------------------------------------------------------------------------------------------------------------------------
Class A*                        Return Before Taxes                          [________]%       [______]%      [______]%
                                Return After Taxes on Distributions          [________]%       [______]%      [______]%
                                Return After Taxes on Distributions
                                and Sale of Fund Shares                      [________]%       [______]%      [______]%

Class B                         Return Before Taxes                          [________]%       [______]%      [______]%

Class C                         Return Before Taxes                          [________]%       [______]%      [______]%

Advisor Class                   Return Before Taxes                          [________]%       [______]%      [______]%

Russell 1000TM Value Index      (reflects no deduction for fees,             [________]%       [______]%      [______]%
                                expenses or taxes)

Barclays Capital U.S.           (reflects no deduction for fees,             [________]%       [______]%      [______]%
Aggregate Index                 expenses or taxes)

60% Russell 1000TM Value        (reflects no deduction for                   [________]%       [______]%      [______]%
Index/40% Barclays Capital      fees, expenses or taxes)
U.S. Aggregate Index


----------

*    After-tax returns:

     - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

     - Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

Employee             Length of Service   Title
--------------------------------------------------------------------------------
Frank Caruso         Since [______]      Senior Vice President of the Adviser

Paul J. DeNoon       Since 2009          Senior Vice President of the Adviser

[Vince Dupont]       Since [______]      [Senior Vice President of the Adviser]

Shawn E. Keegan      Since 2007          Vice President of the Adviser

Joran Laird          Since 2009          Vice President of the Adviser

Alison M. Martier    Since 2007          Senior Vice President of the Adviser

Douglas J. Peebles   Since 2007          Executive Vice President of the Adviser

Greg Wilensky        Since 2007          Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page [_______] of this Prospectus.

AllianceBernstein Utility Income Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund's investment objective is current income and long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds Sales Charge Reduction Programs on page [____] of this Prospectus and in Purchase of Shares Sales Charge Reduction Programs on page [______] of the Funds' SAI.

Shareholder Fees (fees paid directly from your investment)


                                                                  Class B
                                                                   Shares
                                                               (not currently
                                                     Class A   offered to new   Class C    Advisor Class
                                                     Shares      investors)      Shares       Shares
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases      4.25%         None          None         None
(as a percentage of offering price)
-----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption
proceeds, whichever is lower)                         None         4.00%*       1.00%**        None
-----------------------------------------------------------------------------------------------------------
Exchange Fee                                          None          None          None         None


Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)


                                                         Class A    Class B    Class C    Advisor Class
-----------------------------------------------------------------------------------------------------------
Management Fees                                          [_____]%   [_____]%   [_____]%       [_______]%
Distribution and/or Service (12b-1) Fees                 [_____]%   [_____]%   [_____]%       [_______]%
Other Expenses:
   Transfer Agent                                        [_____]%   [_____]%   [_____]%       [_______]%
   Other Expenses                                        [_____]%   [_____]%   [_____]%       [_______]%
Total Other Expenses                                     [_____]%   [_____]%   [_____]%       [_______]%
Total Annual Fund Operating Expenses                     [_____]%   [_____]%   [_____]%       [_______]%


----------

* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**   For Class C shares the CDSC is 0% after the first year.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                       Class A      Class B        Class C
--------------------------------------------------------------
After 1 year        $[_____]     $[______]     $[________]
After 3 years       $[_____]     $[______]     $[________]
After 5 years       $[_____]     $[______]     $[________]
After 10 years      $[_____]     $[______]     $[________]
--------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:

                       Class A      Class B        Class C
--------------------------------------------------------------
After 1 year        $[_____]     $[______]     $[________]
After 3 years       $[_____]     $[______]     $[________]
After 5 years       $[_____]     $[______]     $[________]
After 10 years      $[_____]     $[______]     $[________]
--------------------------------------------------------------

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [_____]% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Fund invests primarily in income-producing equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies in the utilities industry. The Fund invests in securities of utility companies, including companies in the electric, telecommunications, gas, and water utilities industries. The Fund may invest in both U.S. and non-U.S. utility companies, although the Fund will limit its investments in issuers in any one non-U.S. country to no more than 15% of its total assets. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities.

The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Fund may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. The Fund also may enter into forward commitments and standby commitment agreements. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS

o Market Risk: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

o Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

o Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

o Industry/Sector Risk: Investments in a particular industry or group of related industries, such as the [real estate industry] [utilities industry], may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund's investments.

o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of a Fund's investments or reduce its returns.

o Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

o    how the Fund's performance changed from year to year over ten years; and

o how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  14.54   -19.28  -19.73  19.40   24.59   16.15    23.90  22.08  -34.54   [_]
--------------------------------------------------------------------------------
   00      01      02      03      04      05      06      07      08      09

                                Calendar Year End (%)

During the period shown in the bar chart, the Fund's:

Best Quarter was up [13.95]%, [2nd] quarter, [2003]; and Worst Quarter was down [-21.61]%, [3rd] quarter, [2008].


Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2009)


                                                                                          1 Year            5 Years      10 Years
------------------------------------------------------------------------------------------------------------------------------------
Class A*                Return Before Taxes                                              [_________]%       [______]%      [_____]%

                        Return After Taxes on Distributions

                        Return After Taxes on Distributions and                          [_________]%       [______]%      [_____]%
                        Sale of Fund Shares

Class B                 Return Before Taxes                                              [_________]%       [______]%      [_____]%

Class C                 Return Before Taxes                                              [_________]%       [______]%      [_____]%

Advisor Class           Return Before Taxes                                              [_________]%       [______]%      [_____]%

S&P Utilities Index     (reflects no deduction for                                       [_________]%       [______]%      [_____]%
                        fees, expenses or taxes)


----------

*    After-tax returns:

     - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

     - Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

Employee                Length of Service        Title
--------------------------------------------------------------------------------
Annie Tsao              Since [______]           Senior Vice President of the
                                                 Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page [_______] of this Prospectus.

AllianceBernstein Global Real Estate Investment Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund's investment objective is total return from long-term growth of capital and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds Sales Charge Reduction Programs on page [____] of this Prospectus and in Purchase of Shares Sales Charge Reduction Programs on page [______] of the Funds' SAI.

Shareholder Fees (fees paid directly from your investment)



                                                                  Class B
                                                                   Shares
                                                               (not currently
                                                     Class A   offered to new   Class C    Advisor Class
                                                     Shares      investors)      Shares       Shares
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases      4.25%         None          None         None
(as a percentage of offering price)
-----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption
proceeds, whichever is lower)                         None         4.00%*       1.00%**        None
-----------------------------------------------------------------------------------------------------------
Exchange Fee                                          None          None          None         None



Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)


                                                    Class A     Class B      Class C      Advisor Class
-----------------------------------------------------------------------------------------------------------
Management Fees                                    [_____]%     [_____]%    [_____]%         [_______]%
Distribution and/or Service (12b-1) Fees           [_____]%     [_____]%    [_____]%         [_______]%
Other Expenses:
   Transfer Agent                                  [_____]%     [_____]%    [_____]%         [_______]%
   Other Expenses                                  [_____]%     [_____]%    [_____]%         [_______]%
Total Other Expenses                               [_____]%     [_____]%    [_____]%         [_______]%
Total Annual Fund Operating Expenses               [_____]%     [_____]%    [_____]%         [_______]%


----------

* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**   For Class C shares the CDSC is 0% after the first year.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                       Class A      Class B        Class C
--------------------------------------------------------------
After 1 year        $[_____]     $[______]     $[________]
After 3 years       $[_____]     $[______]     $[________]
After 5 years       $[_____]     $[______]     $[________]
After 10 years      $[_____]     $[______]     $[________]
--------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:

                       Class A      Class B        Class C
--------------------------------------------------------------
After 1 year        $[_____]     $[______]     $[________]
After 3 years       $[_____]     $[______]     $[________]
After 5 years       $[_____]     $[______]     $[________]
After 10 years      $[_____]     $[______]     $[________]
--------------------------------------------------------------

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [_____]% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. The Fund invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams.

The Fund's investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach.

In selecting real estate equity securities, the Adviser will focus on valuation. The Adviser believes that the underlying value of real estate is determined by the free cash flow that properties generate. Cash flow can grow or deteriorate depending on the local fundamentals, quality of the assets, financial health of the tenants, property management, upkeep, development, redevelopment, and external factors such as the trajectory of the local economy. The value of real estate equities depends upon both the properties owned by a company and company management's ability to grow by skillfully deploying capital.

The Adviser believes that the best performing real estate equities over time are likely to be those that offer sustainable cash flow growth at the most attractive valuation. As such, the Adviser's research and investment process is designed to identify globally those companies where the magnitude and growth of cash flow streams have been appropriately reflected in the price of the security. These securities, therefore, trade at a more attractive valuation than others that may have similar overall fundamentals.

The Adviser seeks to identify these price distortions through the use of rigorous quantitative and fundamental investment research. The Adviser's fundamental research efforts are focused on forecasting the long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.

Currencies can have a dramatic impact on equity return, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, option on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates, or REMICs, and collateralized mortgage obligations, or CMOs. The Fund also may invest in short-term investment grade debt securities and other fixed-income securities.

The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("real estate equity securities"). The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into derivatives transactions, including options, futures, forwards and swap agreements.

PRINCIPAL RISKS

o Market Risk: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

o Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

o Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

o Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund's investments.

o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of a Fund's investments or reduce its returns.

o Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

o Leverage Risk: When the Fund borrows money or otherwise leverages its Portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

o Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.


BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

o    how the Fund's performance changed from year to year over ten years; and

o how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  26.58   9.87    2.89   38.57   34.80   1.61    34.60   -9.07  -45.96   [_]
--------------------------------------------------------------------------------
   00      01      02      03      04      05      06      07      08      09

                                Calendar Year End (%)

During the period shown in the bar chart, the Fund's:

Best Quarter was up [16.40]%, [4th] quarter, [2004]; and Worst Quarter was down [-30.85]%, [4th] quarter, [2008].


Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2009)


                                                                                          1 Year            5 Years      10 Years
------------------------------------------------------------------------------------------------------------------------------------
Class A*                Return Before Taxes                                               [___________]%    [______]%      [_____]%

                        Return After Taxes on Distributions                               [___________]%    [______]%      [_____]%

                        Return After Taxes on Distributions and Sale of Fund Shares       [___________]%    [______]%      [_____]%

Class B                 Return Before Taxes                                               [___________]%    [______]%      [_____]%

Class C                 Return Before Taxes                                               [___________]%    [______]%      [_____]%

Advisor Class           Return Before Taxes                                               [___________]%    [______]%      [_____]%

S&P 500 Index           (reflects no deduction for fees, expenses or taxes)               [___________]%    [______]%      [_____]%

MSCI World Index (net)  (reflects no deduction for fees, expenses or taxes except
                        the reinvestment of dividends net of non-U.S. withholding taxes)  [___________]%    [______]%      [_____]%

FTSE NAREIT             (reflects no deduction for fees, expenses or taxes)               [___________]%    [______]%      [_____]%
Equity REIT Index

FTSE EPRA NAREIT        (reflects no deduction for fees, expenses or taxes)               [___________]%    [______]%      [_____]%
Global Index


----------

*    After-tax returns:

     - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

     - Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

Employee           Length of Service      Title
-------------------------------------------------------------------------------

Teresa Marziano    Since 2004             Senior Vice President of the Adviser
Prashant Tewari    Since December 2009    Vice President of the Adviser
Diane Won          Since December 2009    Senior Research Analyst


ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page [_______] of this Prospectus.

AllianceBernstein International Value Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds Sales Charge Reduction Programs on page [____] of this Prospectus and in Purchase of Shares Sales Charge Reduction Programs on page [______] of the Funds' SAI.

Shareholder Fees (fees paid directly from your investment)


                                                                  Class B
                                                                   Shares
                                                               (not currently
                                                     Class A   offered to new   Class C    Advisor Class
                                                     Shares      investors)      Shares       Shares
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases      4.25%         None          None         None
(as a percentage of offering price)
-----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption
proceeds, whichever is lower)                         None         4.00%*       1.00%**        None
-----------------------------------------------------------------------------------------------------------
Exchange Fee                                          None          None          None         None


Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)


                                                          Class A  Class B    Class C    Advisor Class
-----------------------------------------------------------------------------------------------------------
Management Fees                                          [_____]%  [_____]%   [______]%  [_________]%
Distribution and/or Service (12b-1) Fees                 [_____]%  [_____]%   [______]%  [_________]%
Other Expenses:
Transfer Agent                                           [_____]%  [_____]%   [______]%  [________]%
Other Expenses                                           [_____]%  [_____]%   [______]%  [________]%
Total Other Expenses                                     [_____]%  [_____]%   [______]%  [________]%
Total Annual Fund Operating Expenses                     [_____]%  [_____]%   [______]%  [________]%


----------

* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**   For Class C shares the CDSC is 0% after the first year.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                     Class A      Class B        Class C
---------------------------------------------------------------
After 1 year        $[_____]     $[______]     $[________]
After 3 years       $[_____]     $[______]     $[________]
After 5 years       $[_____]     $[______]     $[________]
After 10 years      $[_____]     $[______]     $[________]
---------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:

                     Class A      Class B        Class C
---------------------------------------------------------------
After 1 year        $[_____]     $[______]     $[________]
After 3 years       $[_____]     $[______]     $[________]
After 5 years       $[_____]     $[______]     $[________]
After 10 years      $[_____]     $[______]     $[________]
---------------------------------------------------------------

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [_____]% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context.

Bernstein identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and Bernstein have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. Bernstein's proprietary quantitative expected return model ranks all potential investments in order from the highest to lowest expected return. The Fund does not simply purchase the top-ranked securities, but rather uses this tool to help guide fundamental analysts in pursuing their research. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. Bernstein focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

A committee composed of senior investment professionals (the Investment Policy Group or IPG) reviews all analyst research performed for the Portfolio. The Chief Investment Officer and Director of Research of the Advisers Global Value Equities unit are part of the IPG and work closely with the analysts to evaluate those securities that appear to have the highest potential return. They then prioritize the research agenda and work with the analysts as the research is conducted. Analysts forecasts are brought to research review meetings and discussed with the Chief Investment Officer, Director of Research and other senior investment professionals. Research review discussions include the key controversies around the securities and the main analytical issues underlying the earnings forecasts. The objective is to clearly understand and evaluate the earnings prospects for the securities, as well as the risks and potential upside, and the attractiveness of each security relative to other investments. The Chief Investment Officer and Director of Research work in close collaboration to weigh each investment opportunity relative to the entire portfolio, and determine the timing for purchases and sales and the appropriate position size for a given security. The IPG oversees this process, providing additional viewpoints and risk oversight. Final security selection decisions are made by the Chief Investment Officer and Director of Research and are implemented by the Senior Portfolio Managers. Analysts remain responsible for monitoring new developments that would affect the securities they cover.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also analyzes relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. Bernstein may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when momentum is favorable.

The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities", and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS

o Market Risk: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

o Emerging Markets Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of a Fund's investments or reduce its returns.

o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

o Leverage Risk: When the Fund borrows money or otherwise leverages its Portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

o Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

o how the Fund's performance changed from year to year over the life of the Fund; and

o how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a   -3.20   43.91   24.49   16.76    34.18    5.28  -53.54   [_]
--------------------------------------------------------------------------------
   00      01      02      03      04      05      06      07      08      09

                                Calendar Year End (%)

During the period shown in the bar chart, the Fund's:

Best Quarter was up [24.07]%, [2nd] quarter, [2003]; and Worst Quarter was down [-28.57]%, [4th] quarter, [2008].


Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2009)


                                                                                                        Since
                                                                            1 Year       5 Years     Inception*
-------------------------------------------------------------------------------------------------------------------
Class A**                Return Before Taxes                               [_________]%  [______]%   [_________]%

                         Return After Taxes on Distributions               [_________]%  [______]%   [_________]%

                         Return After Taxes on Distributions and           [_________]%  [______]%   [_________]%
                         Sale of Fund Shares

Class B                  Return Before Taxes                               [_________]%  [______]%   [_________]%

Class C                  Return Before Taxes                               [_________]%  [______]%   [_________]%

Advisor Class            Return Before Taxes                               [_________]%  [______]%   [_________]%

MSCI EAFE Index (net)    (reflects no deduction for fees, expenses,        [_________]%  [______]%   [_________]%
                         or taxes except the reinvestment of
                         dividends net of U.S. withholding taxes)


----------

* Inception date is 3/29/01 for Class A, Class B, Class C and Advisor Class shares.

**   After-tax returns:

     - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

     - Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

Employee           Length of Service      Title
-------------------------------------------------------------------------------
Henry S. D'Auria   Since 2003             Senior Vice President of the Adviser

Sharon E. Fay      Since 2005             Executive Vice President of the
                                          Adviser

Eric J. Franco     Since 2006             Senior Vice President of the Adviser

Joseph G Paul      Since 2008             Senior Vice President of the Adviser

Kevin F. Simms     Since inception        Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page [_______] of this Prospectus.

AllianceBernstein Global Value Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds Sales Charge Reduction Programs on page [____] of this Prospectus and in Purchase of Shares Sales Charge Reduction Programs on page [______] of the Funds' SAI.

Shareholder Fees (fees paid directly from your investment)


                                                                    Class B
                                                                    Shares
                                                                (not currently
                                                     Class A    offered to new     Class C  Advisor Class
                                                     Shares       investors)       Shares      Shares
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases     4.25%           None           None        None
(as a percentage of offering price)
-----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption
proceeds, whichever is lower)                         None          4.00%*         1.00%**      None
-----------------------------------------------------------------------------------------------------------
Exchange Fee                                          None           None           None        None


Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)


                                                           Class A   Class B    Class C   Advisor Class
-----------------------------------------------------------------------------------------------------------
Management Fees                                            [_____]%   [_____]%  [_____]%   [_______]%
Distribution and/or Service (12b-1) Fees                   [_____]%   [_____]%  [_____]%   [_______]%
Other Expenses:
Transfer Agent                                             [_____]%   [_____]%  [_____]%   [_______]%
Other Expenses                                             [_____]%   [_____]%  [_____]%   [_______]%
Total Other Expenses                                       [_____]%   [_____]%  [_____]%   [_______]%
Total Annual Fund Operating Expenses                       [_____]%   [_____]%  [_____]%   [_______]%


----------

* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**   For Class C shares the CDSC is 0% after the first year.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                       Class A      Class B        Class C
-------------------------------------------------------------
After 1 year        $[_____]     $[______]     $[________]
After 3 years       $[_____]     $[______]     $[________]
After 5 years       $[_____]     $[______]     $[________]
After 10 years      $[_____]     $[______]     $[________]
-------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:

                       Class A      Class B        Class C
-------------------------------------------------------------
After 1 year        $[_____]     $[______]     $[________]
After 3 years       $[_____]     $[______]     $[________]
After 5 years       $[_____]     $[______]     $[________]
After 10 years      $[_____]     $[______]     $[________]
-------------------------------------------------------------

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [_____]% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States, developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide. Under normal circumstances, the Fund invests significantly (at least 40% - unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide. The Fund invests in companies that are determined by the Adviser to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their long-term earnings power.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings, free cash flow and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,700 companies worldwide. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. Bernstein focuses on the valuation implied by the current price, relative to the earnings the company is expected to be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

Analysts forecasts are brought to research review meetings and discussed with the Chief Investment Officer, Director of Research and other senior investment professionals. Research review discussions include the key controversies around the stock and the main analytical issues underlying the earnings forecast. The objective is to clearly understand and evaluate the earnings prospects for the stock, as well as the risks and potential upside, and the attractiveness of the stock relative to other investment opportunities. The Chief Officer and Director of Research work in close collaboration to weigh each investment opportunity relative to the entire portfolio, and determine timing for purchases and sales and the appropriate position size for a given stock. Final stock selection decisions are made by the Chief Investment Officer and Director of Research. Following the research review, analysts remain responsible for monitoring new developments that would affect the stocks they cover.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein analyzes relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. Bernstein may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when momentum is favorable.

The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities", and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS

o Market Risk: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

o Emerging Markets Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of a Fund's investments or reduce its returns.

o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

o Leverage Risk: When the Fund borrows money or otherwise leverages its Portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

o Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.


BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

o how the Fund's performance changed from year to year over the life of the Fund; and

o how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a   -14.74   34.86   18.28  14.57    26.88    1.18  -52.47   [_]
--------------------------------------------------------------------------------
   00      01      02      03      04      05      06      07      08      09

                                Calendar Year End (%)

During the period shown in the bar chart, the Fund's:

Best Quarter was up [20.72]%, [2nd] quarter, [2003]; and Worst Quarter was down [-28.78]%, [4th] quarter, [2008].

PERFORMANCE TABLE

Average Annual Total Returns
(For the periods ended December 31, 2009)


                                                                                                Since
                                                                     1 Year       5 Years     Inception*
-----------------------------------------------------------------------------------------------------------
Class A**        Return Before Taxes                              [________]%    [______]%   [________]%
                 Return After Taxes on Distributions              [________]%    [______]%   [________]%
                 Return After Taxes on Distributions and Sale
                 of Fund Shares                                   [________]%    [______]%   [________]%

Class B          Return Before Taxes                              [________]%    [______]%   [________]%

Class C          Return Before Taxes                              [________]%    [______]%   [________]%

Advisor Class    Return Before Taxes                              [________]%    [______]%   [________]%

MSCI World Index (reflects no deduction for fees, expenses, or
(net)            taxes except the reinvestment of dividends net
                 of U.S. withholding taxes)                       [________]%    [______]%   [________]%


----------

* Inception date is 3/29/01 for Class A, Class B, Class C and Advisor Class shares.

**   After-tax returns:

     - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

     - Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

Employee            Length of Service      Title
--------------------------------------------------------------------------------

Henry S. D'Auria    Since 2005             Senior Vice President of the Adviser

Sharon E. Fay       Since 2003             Executive Vice President of the
                                           Adviser

Eric J. Franco      Since 2006             Senior Vice President of the Adviser

Kevin F. Simms      Since inception        Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page [_______] of this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES

o    PURCHASE AND SALE OF FUND SHARES

Purchase Minimums*


                                                                       Initial            Subsequent
-----------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth IRAs        $2,500               $50
(Class B shares are not currently offered to new shareholders)
-----------------------------------------------------------------------------------------------------------
Automatic Investment Program                                       Less than $2,500   $200 monthly until
                                                                                       account balance
                                                                                        reaches $2,500
-----------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or            None                None
through other limited arrangements)
-----------------------------------------------------------------------------------------------------------

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003 or telephone (800-221-5672).

o    Tax Information

Each Fund may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

o    Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS


This section of the Prospectus provides additional information about the Funds' investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional information about each Fund's risks and investments can be found in the Funds' SAI.

Derivatives
Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).

The Funds' investments in derivatives may include, but are not limited to, the following:

o Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts may include the following:

     - Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". A Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

o Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

o Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options include the following:

     - Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

     - Options on Securities. A Fund may purchase or write a put or call option on securities. The Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Fund does not exercise an option, the premium it paid for the option will be lost. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.

     - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

o Swap Transactions--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The Funds' investments in swap transactions include the following:

     - Currency Swaps. The Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

     - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash payment or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

o    Other Derivatives and Strategies

     - Currency Transactions. The Funds may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Funds' currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

     - Synthetic Foreign Equity Securities. The Funds may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

          Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

          The Funds will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

Convertible Securities
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

A Fund may invest in TBAmortgaged-backed securities. A TBA, or "To Be Announced", trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

Illiquid Securities
Under current Commission guidelines, the Funds limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Inflation-Protected Securities
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

IPS tend to react to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Investment in Other Investment Companies

The Funds may invest in other investment companies as permitted by the Investment Company Act of 1940, or the 1940 Act, or the rules and regulations thereunder. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Loans of Portfolio Securities
For the purposes of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Mortgage-Backed Securities and Associated Risks
Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.

Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities, or SMBS, and other types of mortgage-backed securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. AllianceBernstein Global Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-backed securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrued on all classes of CMOs or REMICs on a monthly basis. AllianceBernstein Global Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, or the Code, and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although AllianceBernstein Global Real Estate Investment Fund does not intend to invest in residual interests.

Preferred Stock
The Funds may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements and Buy/Sell Back Transactions
Each Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Each Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Rights and Warrants
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales
The Funds may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements

Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Foreign (Non-U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Funds than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

Algeria                  Hong Kong                 Poland
Argentina                Hungary                   Qatar
Belize                   India                     Romania
Brazil                   Indonesia                 Russia
Bulgaria                 Israel                    Singapore
Chile                    Jamaica                   Slovakia
China                    Jordan                    Slovenia
Colombia                 Kazakhstan                South Africa
Costa Rica               Lebanon                   South Korea
Cote D'Ivoire            Malaysia                  Taiwan
Croatia                  Mexico                    Thailand
Czech Republic           Morocco                   Trinidad & Tobago
Dominican Republic       Nigeria                   Tunisia
Ecuador                  Pakistan                  Turkey
Egypt                    Panama                    Ukraine
El Salvador              Peru                      Uruguay
Guatemala                Philippines               Venezuela

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies
A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund's NAV to fluctuate.

Additional Risk Considerations for Real Estate Investments
Although AllianceBernstein Global Real Estate Investment Fund does not invest directly in real estate, it invests primarily in securities of real estate companies and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

Additional Risk Considerations for Investments in the Utilities Industry AllianceBernstein Utility Income Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's NAV. The U.S. utilities industry has experienced significant changes in recent years. Regulated electric utility companies in general have been favorably affected by the full or near completion of major construction programs and lower financing costs. In addition, many regulated electric utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utility stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that changes in regulatory policies or accounting standards will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Non-U.S. utility companies, like those in the United States, are generally subject to regulation, although the regulation may or may not be comparable to domestic regulation. Non-U.S. utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the United States. As in the United States, non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the United States and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the United States. The percentage of the Fund's assets invested in issuers of particular countries will vary.

Credit Ratings
Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as S&P, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Funds' Adviser:

o    investment grade or

o    below investment grade ("high yield securities" or "junk bonds").

The credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch, and with the addition of "high" or "low" in the case of Dominion Bond Rating Services Limited. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund's minimum rating category. For example, a Fund may purchase a security rated B1 by Moody's, or B- by S&P, provided the Fund may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other rating agencies.

Investment in Below Investment Grade Fixed-Income Securities
Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Future Developments
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Changes in Investment Objectives and Policies
Each Fund's Board may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.

Temporary Defensive Position

For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity or other securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.

Portfolio Holdings
A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Funds' SAI.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus, Retirement shares of the Funds are available through a separate prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The Pros' and Cons' of Different Share Classes" below. Only Class A shares offer Quantity Discounts on sales charges, as described under "Sales Charge Reduction Programs" below.

HOW TO BUY SHARES
The purchase of a Fund's shares is priced at the next determined NAV after your order is received in proper form.

Class A, Class B and Class C Shares
Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares may only be purchased (i) by existing Class B shareholders as of January 31, 2009, (ii) through exchange of Class B shares from another AllianceBernstein Mutual Fund, and (iii) as otherwise described below.

You may purchase a Fund's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments, Inc., or ABI.

Purchase Minimums and Maximums

Minimums:*

      Initial:                                   $2,500
      Subsequent:                                $   50

* Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Retirement Plans, Tax-Deferred Accounts and Employee Benefit Plans" and "Automatic Investment Program" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

Maximum Individual Purchase Amount:

      -  Class A shares                          None
      -  Class B shares                          $100,000
      -  Class C shares                          $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.


Advisor Class Shares
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

o through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

o by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

The Funds' SAI has more detailed information about who may purchase and hold Advisor Class shares.

Retirement Plans, Tax-Deferred Accounts and Employee Benefit Plans Special eligibility rules apply to these types of investments. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

o    Traditional and Roth IRAs (the minimums listed in the table above apply);

o    SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

o AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum);

o AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans; and

o certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans with plan assets of less than $1,000,000.

Required Information
A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Mutual Fund Application.


General
ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. Only Class A shares offer Quantity Discounts as described below.

--------------------------------------------------------------------------------
                             WHAT IS A RULE 12B-1 FEE?
      A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in a Fund's fee included in the Summary Information section above.
--------------------------------------------------------------------------------

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees
Each Fund has adopted a plan under Securities and Exchange Commission ("Commission") Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                                                  Distribution and/or Service
                                                    (Rule 12b-1) Fee (As a
                                                    Percentage of Aggregate
                                                   Average Daily Net Assets)
                                                   -------------------------

      Class A                                                0.30%
      Class B                                                1.00%
      Class C                                                1.00%
      Advisor Class                                          None

Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Because higher fees mean a higher expense ratio, Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares  Initial Sales Charge Alternative
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment. Larger investments are subject to "breakpoints or quantity discounts" as discussed below. Purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.


Class B Shares  Deferred Sales Charge Alternative
Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares may only be purchased (i) by existing Class B shareholders as of January 31, 2009, (ii) through exchange of Class B shares from another AllianceBernstein Mutual Fund, and (iii) as otherwise described below.

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

      Year Since Purchase                                      CDSC
      ---------------------------------------------------------------
      First                                                    4.00%
      Second                                                   3.00%
      Third                                                    2.00%
      Fourth                                                   1.00%
      Fifth and thereafter                                     None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares  Asset-Based Sales Charge Alternative
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of CollegeBoundfund units.

Class C shares do not convert to any other class of shares of the Fund.

--------------------------------------------------------------------------------
                            HOW IS THE CDSC CALCULATED?
      The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.
--------------------------------------------------------------------------------

Advisor Class Shares  Fee-Based Program Alternative

You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS
This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Fund or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "US Investors & Financial Advisors" then "Investment Insights-Investor Education" then "Sales Charge Reduction Programs"). More information on Breakpoints and other sales charge waivers is available in the Funds' SAI.

--------------------------------------------------------------------------------
              You Can Reduce Sales Charges When Buying Class A Shares.
--------------------------------------------------------------------------------

Breakpoints or Quantity Discounts Offered by the Funds
The Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                                        Initial Sales Charge
                                                       ------------------------
                                                        as % of      as % of
                                                       Net Amount    Offering
Amount Purchased                                        Invested      Price
------------------------------------------------------------------- -----------
Up to $100,000                                            4.44%       4.25%
$100,000 up to $250,000                                   3.36        3.25
$250,000 up to $500,000                                   2.30        2.25
$500,000 up to $1,000,000                                 1.78        1.75
$1,000,000 and above                                      0.00        0.00

Rights of Accumulation
To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment in a Fund with the value of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.


Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Fund into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

o an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

o a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

o    the employee benefit plans of a single employer; or

o any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Funds offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

o    all of the shareholder's accounts at the Funds or a financial intermediary;

o    any account of the shareholder at another financial intermediary; and

o accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

Other Programs
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege as described below.

Class A Shares - Purchases Not Subject to Sales Charges
The Funds may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

o AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;
o persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services.

o plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management or Bernstein Global Wealth Management Divisions, including subsequent contributions to those IRAs; or

o certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division, employees of selected dealers authorized to sell a Fund's shares, and employees of the Adviser.

     Please see the Funds' SAI for more information about purchases of Class A shares without sales charges.


CDSC WAIVERS AND OTHER PROGRAMS

--------------------------------------------------------------------------------
         Here Are Some Ways To Avoid Or Minimize Charges On Redemption.
--------------------------------------------------------------------------------

CDSC Waivers
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

o    permitted exchanges of shares;

o    following the death or disability of a shareholder;

o if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

o if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

o if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder were enrolled in the Program prior to January 31, 2009. Please see the Funds' SAI for more details.

Reinstatement Privilege

A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

Systematic Withdrawal Plan
The Funds offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount you intend to invest, how long you expect to own shares, and expenses associated with owning a particular class of shares. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares may be more costly than Class A shares before they convert to Class A shares due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Other
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Fund shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.


--------------------------------------------------------------------------------
                      WHAT IS A FINANCIAL INTERMEDIARY?
      A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.
--------------------------------------------------------------------------------

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A and Class C shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

--------------------------------------------------------------------------------
    Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:
    -    upfront sales commissions;
    -    Rule 12b-1 fees;
    -    additional distribution support;
    -    defrayal of costs for educational seminars and training; and
    -    payments related to providing shareholder recordkeeping and/or transfer agency services.
    Please read this Prospectus carefully for information on this compensation.
--------------------------------------------------------------------------------

Other Payments for Distribution Services and Educational Support
In addition to the commissions paid to financial intermediaries at the time of sale Rule 12b-1 Fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and
(b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2010, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $[__________]. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $15.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the FundsTransfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the FundsAnnual Fund Operating Expenses" above.

--------------------------------------------------------------------------------
      If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

      Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.
--------------------------------------------------------------------------------


As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

      Ameriprise Financial Services
      AXA Advisors
      Bank of America
      Cadaret, Grant & Co.
      CCO Investment Services Corp.
      Chase Investment Services
      Citigroup Global Markets
      Commonwealth Financial Network
      Donegal Securities
      ING Advisors Network
      LPL Financial Corporation
      Merrill Lynch
      Morgan Stanley & Co. Incorporated
      Northwestern Mutual Investment Services
      Raymond James
      RBC Capital Markets Corporation
      Robert W. Baird
      SagePoint Financial, Inc.
      UBS AG
      UBS Financial Services
      Wells Fargo Advisors
      Wells Fargo Investments

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. Your exchange of shares is priced at the next-determined NAV after your order is received in proper form. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange (the "Exchange") is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

Selling Shares Through Your Broker or Other Financial Advisor
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Selling Shares Directly to the Fund
By Mail:

o Send a signed letter of instruction or stock power, along with certificates, to:

              AllianceBernstein Investor Services, Inc.
              P.O. Box 786003
              San Antonio, TX 78278-6003

o    For certified or overnight deliveries, send to:

              AllianceBernstein Investor Services, Inc.
              8000 IH 10 W, 4th floor
              San Antonio, TX 78230

o For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.


By Telephone

o You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

o ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

o For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

o If you have selected electronic funds transfer in your Mutual Fund Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

o Redemption requests by electronic funds transfer or check may not exceed $100,000 per Fund account per day.

o Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board of Directors or Trustees (the "Board") has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.


o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, if a Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of December 31, 2009 totaling approximately $[_______] billion (of which approximately $[______] billion represented assets of investment companies). As of December 31, 2009, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including [_____] of the nation's FORTUNE 100 companies), for public employee retirement funds in [______] states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are [______] registered investment companies managed by the Adviser, comprising [______] separate investment portfolios, with approximately [_______] million accounts.

The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser during its most recent fiscal year, a percentage of average daily net assets as follows:


                                                       Fee As a Percentage of
                                                          Average Daily Net       Fiscal Year
Fund                                                           Assets*               Ended
------------------------------------------------------------------------------------------------
AllianceBernstein Value Fund                                    .55%               11/30/09
AllianceBernstein Small/Mid Cap Value Fund                      .60%               11/30/09
AllianceBernstein Growth and Income Fund                        .53%               10/31/09
AllianceBernstein Focused Growth & Income Fund                  .55%               11/30/09
AllianceBernstein Balanced Shares                               .45%               11/30/09
AllianceBernstein Utility Income Fund                           .55%               11/30/09
AllianceBernstein Global Real Estate Investment Fund            .55%               11/30/09
AllianceBernstein International Value Fund                      .65%               11/30/09
AllianceBernstein Global Value Fund                             .75%               11/30/09

----------
* Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board's approval of each Fund's investment advisory agreement is available in the Fund's semi-annual report to shareholders for the period ended 5/31/09, except for AllianceBernstein Growth and Income Fund, which is available in the Fund's annual report to the shareholders for the fiscal year ended shown in the table above.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS

The management of and investment decisions for the AllianceBernstein Growth and Income Fund and AllianceBernstein Focused Growth & Income Fund are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Funds, Mr. Frank Caruso, CFA, who is CIO of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of AllianceBernstein Growth and Income Fund (since 2004) and AllianceBernstein Focused Growth & Income Fund (since inception). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2005.


The day-to-day management of and investment decisions for AllianceBernstein Utility Income Fund are made by Ms. Annie Tsao, Senior Vice President and Research Analyst. Ms. Tsao has been responsible for the Fund's investments since prior to 2005, and has been associated with the Adviser in a substantially similar capacity to her current position since prior to 2005. Ms. Tsao is a member of the Adviser's Utility Research Team. In addition, Ms. Tsao relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The management of and investment decisions for AllianceBernstein Balanced Shares are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the U.S. Investment Grade Core Fixed-Income Team. Each Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

While the members of the Balanced Shares Investment Team work jointly to determine the Fund's investment strategy, as of April 1, 2007, Mr. Frank Caruso, CFA, who is the CIO of the Relative Value Investment Team, and Mr. Aryeh Glatter, a member of the Relative Value Investment Team, are responsible for the day-to-day management of the equity component of the Fund's portfolio. Mr. Caruso, a Senior Vice President of the Adviser, has been a member of the Relative Value Investment Team since prior to 2005 and has collaborated with other members of the Relative Value Investment Team on the Fund's investments since prior to 2005. Mr. Glatter, a Senior Vice President of the Adviser, has been a member of the Relative Value Investment Team since prior to 2005 and has collaborated with other members of the Relative Value Investment Team on the Fund's investments since prior to 2005.

As of April 1, 2007, the U.S. Investment Grade Core Fixed-Income Team is responsible for day-to-day management of the debt component of the Fund's portfolio. The following table lists the persons within the U.S. Investment Grade Core Fixed-Income Team with the most significant responsibility for the day-to-day management of the debt component of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund's debt component, and each person's principal occupation during the past five years:


                                                                   Principal Occupation(s) During
Employee; Year; Title                                              the Past Five (5) Years
----------------------------------------------------------------------------------------------------------------------
Alison M. Martier; since April 2007; Senior Vice                   Senior Vice President of the Adviser, with which
President of the Adviser and Director of the                       she has been associated in a substantially
Fixed-Income Senior Portfolio Management Team                      similar capacity to her current position since
                                                                   prior to 2005.

Greg J. Wilensky; since April 2007; Senior Vice                    Senior Vice President of the Adviser, with which
President of the Adviser and Director of Stable Value              he has been associated in a substantially similar
Investments                                                        capacity to his current position since prior to
                                                                   2005.

Shawn E. Keegan; since April 2007; Vice President of               Vice President of the Adviser, with which he has
the Adviser                                                        been associated in a substantially similar
                                                                   capacity to his current position since prior to
                                                                   2005.

Joran Laird; since April 2007; Vice President of the               Vice President of the Adviser, with which he has
Adviser                                                            been associated in a substantially similar
                                                                   capacity to his current position since prior to
                                                                   2005.

Douglas J. Peebles; since November 2007; Executive Vice            Executive Vice President of the Adviser, with
President of the Adviser, and Chief Investment Officer             which he has been associated in a substantially
and Head of Fixed-Income                                           similar capacity to his current position since
                                                                   prior to 2005.

Paul J. DeNoon; since January 2009; Senior Vice                    Senior Vice President of the Adviser, with which
President of the Adviser and Director of Emerging                  he has been associated in a substantially similar
Market Debt                                                        capacity to his current position since prior to
                                                                   2005.


The management of, and investment decisions for, each of the other Funds' portfolios are made by the senior investment management teams. Each Senior Investment Management Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Fund's portfolio.

The following table lists the Senior Investment Management Teams, the persons within each Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

Fund and                                                                  Principal Occupation
Responsible Group                 Employee; Year; Title                   During the Past Five (5) Years
-----------------------------------------------------------------------------------------------------------

AllianceBernstein Value Fund      Joseph G. Paul; since October 2009;     Senior Vice President of the Adviser,
U.S. Value Senior Investment      Senior Vice President of the            with which he has been associated
Management Team                   Adviser and Co-Chief Investment         since prior to 2005. He is also
                                  Officer of US Large Cap Value           Co-Chief Investment Officer - US
                                  Equities, Chief Investment Officer      Large Cap Value Equities, Chief
                                  of North American value Equities,       Investment Officer - North American
                                  and Global Head of Diversified Value    Value Equities, and Global Head of
                                                                          Diversified Value.  Until 2009, he
                                                                          was Chief Investment Officer - Small
                                                                          and Mid-Capitalization Value
                                                                          Equities, Co-Chief Investment Officer
                                                                          of Real Estate Investments, and Chief
                                                                          Investment Officer of Advanced Value
                                                                          since prior to 2005.

                                  David Yuen; since May 2008; Senior      Senior Vice President of the Adviser,
                                  Vice President of the Adviser and       with which he has been associated
                                  Co-Chief Investment Officer &           with since prior to 2005.   He is
                                  Director of Research of US Large        also Co-Chief Investment Officer &
                                  Cap Value equities and Chief            Director of Research--US Large Cap
                                  Investment Officer of Advanced Value    Value Equities and Chief Investment
                                                                          Officer of Advanced Value.  Prior
                                                                          thereto, he was Director of Research
                                                                          for Emerging Markets Value Equities
                                                                          since prior to 2005.

                                  Christopher W. Marx; since 2005;        Senior Vice President of the Adviser,
                                  Senior Vice President of the Adviser    with which he has been associated
                                                                          since prior to 2005.

                                  John D. Phillips; since 2005;           Senior Vice President of the Adviser,
                                  Senior Vice President of the Adviser    with which he has been associated
                                                                          since prior to 2005.

AllianceBernstein Small/Mid       James W. MacGregor; since 2005;         Senior Vice President of the Adviser,
Cap Value Fund                    Senior Vice President of the            with which he has been associated
Small/Mid Cap Value Senior        Adviser, Chief Investment Officer       since prior to 2005. He is also
Investment Management Team        and Director of Research of Small       currently Chief Investment Officer
                                  and Mid Cap Value Equities              and Director of Research--Small and
                                                                          Mid Cap Value Equities.

                                  Joseph G. Paul; since 2002; Senior      Senior Vice President of the Adviser,
                                  Vice President of the Adviser and       with which he has been associated
                                  Global Head of Diversified Value        since prior to 2005. He is also
                                                                          currently the Global Head of
                                                                          Diversified Value. Previously, he was
                                                                          Chief Investment Officer of Small-
                                                                          and Mid-Capitalization Value Equities
                                                                          from July 2002 until January 2009 and
                                                                          Co-Chief Investment Officer of Global
                                                                          Real Estate Investments from July
                                                                          2004 until January 2009.

                                  Andrew J. Weiner; since 2005;           Senior Vice President of the Adviser,
                                  Senior Vice President of the            with which he has been associated
                                  Adviser and Senior Research Analyst     since prior to 2005. He is also a
                                                                          Senior Research Analyst.

AllianceBernstein International   Sharon E. Fay; since 2005;              Executive Vice President and Chief
Value Fund                        Executive Vice President of             Investment Officer of Global Value
International Value Senior        the Adviser. Head of                    Equities since prior to 2005. In 2009, she
Investment Management Team        Bernstein Value Equities                became Head of Bernstein Value Equities
                                  Business, and Chief                     Business.  Until January 2006, she was
                                  Investment Officer of Global            Co-Chief Investment Officer of European
                                  Value Equities                          and U.K. Value Equities at the Adviser,
                                                                          since prior to 2005.

                                  Kevin F. Simms; since                   Senior Vice President of the Adviser, with
                                  inception; Senior Vice                  which he has been associated since prior
                                  President of the Adviser,               to 2005 and Co-Chief Investment Officer of
                                  Co-Chief Investment Officer             International Value Equities at the
                                  of International Value                  Adviser since prior to 2005. He is also
                                  Equities, Global Director of            Director of Research for International
                                  Value Research, and Chief               Value and Global Value Equities at the
                                  Investment Officer of Global            Adviser since prior to 2005.
                                  Opportunities Hedge Fund.

                                  Henry S. D'Auria; since                 Senior Vice President of the Adviser, with
                                  2003; Senior Vice President             which he has been associated since prior
                                  of the Adviser, Chief                   to 2005, Chief Investment Officer of
                                  Investment Officer of                   Emerging Markets Value Equities since 2002
                                  Emerging Markets Value                  and Co-Chief Investment Officer of
                                  Equities and Co-Chief                   International Value Equities of the
                                  Investment Officer of                   Adviser since prior to 2005.
                                  International Value Equities

                                  Joseph G. Paul; since 2008;             (see above)
                                  (see above)

                                  Eric J. Franco; since 2006;             Senior Vice President of the Adviser, with
                                  Senior Vice President of the            which he has been associated since prior
                                  Adviser                                 to 2005.

AllianceBernstein Global Value    Sharon E. Fay; since 2003;              (see above)
Fund                              (see above)
Global Value Senior Investment
Management Team

                                  Kevin F. Simms; since                   (see above)
                                  inception; (see above)

                                  Henry S. D'Auria; since                 (see above)
                                  2005-; see above)

                                  Joseph G. Paul; since 2008;             (see above)
                                  (see above)

                                  Eric J. Franco; since 2006;             (see above)
                                  (see above)

AllianceBernstein Global Real     Teresa Marziano; since 2004;            Senior Vice President of the Adviser, with
Estate Investment Fund            Senior Vice President of the            which she has been associated since prior
Global REIT Senior Investment     Adviser and Chief Investment            to 2005, and Chief Investment Officer of
Management Team                   Officer of Global Real                  Global Real Estate Investments. Prior
                                  Estate Investments                      thereto, she was Co-Chief Investment
                                                                          Officer of Global Real Estate Investments
                                                                          since July 2004.

                                  Joseph G. Paul; since 2004;             (see above)
                                  Senior Vice President of the
                                  Adviser (see above)

                                  Eric J. Franco; since 2006;             (see above)



Additional information about the Portfolio Managers may be found in the Funds' SAI.

LEGAL PROCEEDINGS

On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to those funds. This may require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Funds.

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS

The performance shown above in the risk/return summary for AllianceBernstein Global Real Estate Investment Fund for periods prior to December 31, 2008 reflects the Fund's performance under its former investment policies, and may not be representative of the performance the Fund would have achieved had its current investment policies been in effect during such periods. Although the Fund has had limited performance history under its current investment policies, the investment team employed by the Adviser in managing the Fund has experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Global Real Estate Investments") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Fund they manage. The Global Real Estate Investments that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Fund, as a registered investment company, is subject and which, if applicable to the Global Real Estate Investments, may have adversely affected the performance of the Global Real Estate Investments.

Set forth below is performance data provided by the Adviser relating to the Global Real Estate Investments managed by the investment team that manages the Fund's assets. Performance data is shown for the period during which the investment team managed the Global Real Estate Investments through December 31, 2008. The aggregate assets for the Global Real Estate Investments managed by the investment team as of December 31, 2008 are also shown. The Global Real Estate Investments have a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Global Real Estate Investments, calculated on a monthly basis. Net-of-fees performance figures reflect the compounding effect of such fees.

The data has not been adjusted to reflect any fees that will be payable by the Fund, which may be higher than the fees imposed on the Global Real Estate Investments, and will reduce the returns of the Fund. Expenses associated with the distribution of Class A, Class B and Class C shares of the Fund in accordance with the plan adopted by the Board of the Fund under Commission Rule 12b-1 are also excluded. Except as noted, the performance data have also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Global Real Estate Investments on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for the Fund has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Global Real Estate Investments may produce different results, and the results for different periods may vary.

The FTSE EPRA/NAREIT Global Real Estate Index ("FTSE EPRA/NAREIT Global Index") is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

To the extent the investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Global Real Estate Investments. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees or expenses associated with the active management of a mutual fund.

The performance data below are provided solely to illustrate the investment team's performance in managing the Global Real Estate Investments as measured against certain broad based market indices. The performance of the Fund will be affected by the performance of the investment team managing the Fund's assets. If the investment team employed by the Adviser in managing the Fund were to perform relatively poorly, the performance of the Fund would suffer. Investors should not rely on the performance data of the Global Real Estate Investments as an indication of future performance of all or any portion of the Fund.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the Fund's performance. The use of methodology different from that used to calculate performance could result in different performance data.

GLOBAL REAL ESTATE INVESTMENTS

Net of fees performance
As of December 31, 2008           Assets                                   Since
                               (in millions)   1 Year      3 Years**    Inception**
------------------------------------------------------------------------------------
Global Real Estate*            $[__________]   [______]%   [_______]%   [_________]%
FTSE EPRA/NAREIT Global Index                  [______]%   [_______]%   [_________]%
------------------------------------------------------------------------------------


*    Inception date is 9/30/2003.

**   Periods greater than one year are annualized.

+ The since inception benchmark returns begin on the closest month-end to the Fund's inception date.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Funds, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2010, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to AllianceBernstein Global Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

Non-U.S. Shareholders

If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAI for information on how you will be taxed as a result of holding shares in a Fund.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY
--------------------------------------------------------------------------------

Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, or by certain government-sponsored entities (entities chartered or sponsored by Act of Congress).

Barclays Capital U.S. Aggregate Index is exceptionally broad-based, incorporating more than 9,200 issuers and having a market value of over $9.4 trillion securities (as of August 1, 2007). Index components include: debt instruments representing U.S. Treasury, government-related, corporate, mortgage-backed securities, and asset-backed securities and commercial mortgage-backed securities.

FTSE EPRA NAREIT Global Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

FTSE NAREIT EQUITY REIT Index is designed to present investors with a comprehensive family of REIT performance indices that span the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indices provide the facility to concentrate commercial real estate exposure in more selected markets.

MSCI EAFE Index is a stock market index of foreign stocks, from the perspective of a North American investor. The index is market capitalization weighted (meaning that the weight of securities is determined based on their respective market capitalizations.) The index targets coverage of 85% of the market capitalization of the equity market of all countries that are a part of the index. The EAFE acronym stands for "Europe, Australasia, and Far East".

MSCI World Index is a free float-adjusted market capitalization index designed to measure developed-market equity performance throughout the world.

Russell 1000TM Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500TM Index is a subset of the Russell 3000TM Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500TM Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P Utilities Index contains all bonds in Standard & Poor's/Investortools Municipal Bond Index Universe from The Public Power, Water & Sewer, Resource Recovery, and Other Utility Sector.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information for the three most recently completed fiscal years has been audited by [________________], the independent registered public accounting firm for AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund, or by [______________], the independent registered public accounting firm for AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein Focused Growth & Income Fund, AllianceBernstein Global Real Estate Investment Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund for all of the fiscal years presented. This information for the years or periods prior to the three most recent fiscal years for AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund has been audited by these Funds' previous independent registered public accounting firm. The reports of the independent registered public accounting firms, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.


                                            Income from Investment Operations              Less Dividends and Distributions
                                  -----------------------------------------------------  -----------------------------------
                                                  Net Gains
                                                 or Losses on
                       Net Asset      Net        Investments                             Dividends     Tax
                         Value,   Investment        (both      Contribution  Total from   from Net   Return   Distributions
                       Beginning    Income       realized and      from      Investment  Investment    of      from Capital
Fiscal Year or Period  of Period  (Loss) (a)     unrealized)     Adviser     Operations    Income    Capital      Gains
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Value Fund

Class A
Year ended 11/30/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[____]      $[___]
Year ended 11/30/08     14.00        .24          (5.95)         0.00         (5.71)       (.27)        0.00       (.94)
Year ended 11/30/07     14.65        .24           (.23)         0.00           .01        (.19)        0.00       (.47)
Year ended 11/30/06     13.25        .21           2.09          0.00          2.30        (.20)        0.00       (.70)
Year ended 11/30/05     12.63        .17            .82          0.00           .99        (.14)        0.00       (.23)

Class B
Year ended 11/30/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[____]      $[___]
Year ended 11/30/08     13.99        .23(h)       (5.95)         0.00         (5.72)       (.25)        0.00       (.94)
Year ended 11/30/07     14.60        .23(h)        (.23)         0.00          0.00        (.14)        0.00       (.47)
Year ended 11/30/06     13.12        .18(h)        2.10          0.00          2.28        (.10)        0.00       (.70)
Year ended 11/30/05     12.50        .08(h)         .82          0.00           .90        (.05)        0.00       (.23)

Class C
Year ended 11/30/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[____]      $[___]
Year ended 11/30/08     13.81        .16          (5.89)         0.00         (5.73)       (.15)        0.00       (.94)
Year ended 11/30/07     14.51        .13           (.22)         0.00          (.09)       (.14)        0.00       (.47)
Year ended 11/30/06     13.12        .09           2.09          0.00          2.18        (.09)        0.00       (.70)
Year ended 11/30/05     12.51        .08            .81          0.00           .89        (.05)        0.00       (.23)

Advisor Class
Year ended 11/30/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[____]      $[___]
Year ended 11/30/08     14.11        .27          (6.00)         0.00         (5.73)       (.31)        0.00       (.94)
Year ended 11/30/07     14.75        .29           (.23)         0.00           .06        (.23)        0.00       (.47)
Year ended 11/30/06     13.34        .24           2.10          0.00          2.34        (.23)        0.00       (.70)
Year ended 11/30/05     12.70        .20            .84          0.00          1.04        (.17)        0.00       (.23)

AllianceBernstein
Small/Mid Cap Value
Fund

Class A
Year ended 11/30/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[____]      $[___]
Year ended 11/30/08     16.77        .09(e)       (6.29)         0.00         (6.20)       (.03)        0.00      (1.36)
Year ended 11/30/07     17.89        .09(e)         .60          0.00           .69        (.12)        0.00      (1.69)
Year ended 11/30/06     17.63        .08(e)        2.17          0.00          2.25        0.00         0.00      (1.99)
Year ended 11/30/05     17.23        .02(e)        1.58          0.00          1.60        0.00         0.00      (1.20)

Class B
Year ended 11/30/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[____]      $[___]
Year ended 11/30/08     16.24        .06(e)(h)    (6.08)         0.00         (6.02)       0.00         0.00      (1.36)
Year ended 11/30/07     17.30        .06(e)(h)      .57          0.00           .63        0.00         0.00      (1.69)
Year ended 11/30/06     17.23       (.04)(e)(h)    2.10          0.00          2.06        0.00         0.00      (1.99)
Year ended 11/30/05     16.97       (.09)(e)       1.55          0.00          1.46        0.00         0.00      (1.20)

Class C
Year ended 11/30/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[____]      $[___]
Year ended 11/30/08     16.17       (.01)(e)      (6.03)         0.00         (6.04)       0.00         0.00      (1.36)
Year ended 11/30/07     17.30       (.02)(e)        .58          0.00           .56        0.00         0.00      (1.69)
Year ended 11/30/06     17.22       (.04)(e)       2.11          0.00          2.07        0.00         0.00      (1.99)
Year ended 11/30/05     16.97       (.09)(e)       1.54          0.00          1.45        0.00         0.00      (1.20)

Advisor Class
Year ended 11/30/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[____]      $[___]
Year ended 11/30/08     17.03        .13(e)       (6.39)         0.00         (6.26)       (.08)        0.00      (1.36)
Year ended 11/30/07     18.13        .15(e)         .60          0.00           .75        (.16)        0.00      (1.69)
Year ended 11/30/06     17.79        .13(e)        2.20          0.00          2.33        0.00         0.00      (1.99)
Year ended 11/30/05     17.33        .07(e)        1.59          0.00          1.66        0.00         0.00      (1.20)

Please refer to the footnotes on pages [____] through [_____].

                        Less Distributions                            Ratios/Supplemental Data
                     -------------------------              ---------------------------------------------
                                                            Net
                                                            Assets
                     Total                                  End of     Ratio of    Ratio of Net
                     Dividends      Net Asset               Period     Expenses   Income (Loss)   Portfolio
                     and            Value, End    Total     (000s     to Average    to Average     Turnover
                     Distributions  of Period   Return (b)  omitted)  Net Assets    Net Assets       Rate
-----------------------------------------------------------------------------------------------------------
AllianceBernstein
Value Fund
Class A
Year ended 11/30/09  $[___]         $[___]        [__]%      $[___]   [__]%       [__]%           [__]%
Year ended 11/30/08   (1.21)          7.08      (44.60)(c)  112,991   1.07        2.17              23
Year ended 11/30/07    (.66)         14.00        (.01)     367,098   1.02        1.62              28
Year ended 11/30/06    (.90)         14.65       18.47      314,824   1.04(d)     1.44(d)           19
Year ended 11/30/05    (.37)         13.25        8.04      230,269   1.16        1.31              25

Class B
Year ended 11/30/09  $[___]         $[___]        [__]%      $[___]   [__]%       [__]%           [__]%
Year ended 11/30/08   (1.19)          7.08      (44.63)(c)   33,655   1.12(g)     2.13(h)           23
Year ended 11/30/07    (.61)         13.99        (.06)     108,851   1.05(g)     1.56(h)           28
Year ended 11/30/06    (.80)         14.60       18.40      153,836   1.06(d)(g)  1.39(d)(h)        19
Year ended 11/30/05    (.28)         13.12        7.34      160,666   1.82(g)      .63(h)           25

Class C
Year ended 11/30/09  $[___]         $[___]        [__]%      $[___]   [__]%       [__]%           [__]%
Year ended 11/30/08   (1.09)          6.99      (45.02)(c)   32,949   1.79        1.47              23
Year ended 11/30/07    (.61)         13.81        (.70)      97,436   1.73         .90              28
Year ended 11/30/06    (.79)         14.51       17.61      112,965   1.74(d)      .72(d)           19
Year ended 11/30/05    (.28)         13.12        7.26      101,654   1.86         .59              25

Advisor Class
Year ended 11/30/09  $[___]         $[___]        [__]%      $[___]   [__]%       [__]%           [__]%
Year ended 11/30/08   (1.25)          7.13      (44.50)(c)  285,379    .77        2.52              23
Year ended 11/30/07    (.70)         14.11         .31      443,002    .72        1.92              28
Year ended 11/30/06    (.93)         14.75       18.76      390,462    .74(d)     1.76(d)           19
Year ended 11/30/05    (.40)         13.34        8.41      262,311    .83        1.54              25

AllianceBernstein
Small/Mid Cap Value
Fund
Class A
Year ended 11/30/09  $[___]         $[___]        [__]%      $[___]   [__]%       [__]%           [__]%
Year ended 11/30/08   (1.39)          9.18      (40.35)(c)  300,760   1.15(g)      .62(e)           48
Year ended 11/30/07   (1.81)         16.77        4.10      571,165   1.15(e)(g)   .54(d)(e)        30
Year ended 11/30/06   (1.99)         17.89       14.11      533,763   1.15(e)(g)   .47(d)(e)        54
Year ended 11/30/05   (1.20)         17.63        9.82      418,217   1.15(g)      .14(e)           42

Class B
Year ended 11/30/09  $[___]         $[___]        [__]%      $[___]   [__]%       [__]%           [__]%
Year ended 11/30/08   (1.36)          8.86      (40.49)(c)   70,770   1.33(g)      .42(e)(h)        48
Year ended 11/30/07   (1.69)         16.24        3.86      174,860   1.40(e)(g)   .33(d)(e)(h)     30
Year ended 11/30/06   (1.99)         17.30       13.24      226,764   1.85(e)(g)  (.27)(d)(e)(h)    54
Year ended 11/30/05   (1.20)         17.23        9.10      255,873   1.85(g)     (.56)(e)          42

Class C
Year ended 11/30/09  $[___]         $[___]        [__]%      $[___]   [__]%       [__]%           [__]%
Year ended 11/30/08   (1.36)          8.77      (40.81)(c)   95,201   1.85(g)     (.09)(e)          48
Year ended 11/30/07   (1.69)         16.17        3.42      204,487   1.85(e)(g)  (.14)(d)(e)       30
Year ended 11/30/06   (1.99)         17.30       13.31      208,714   1.85(e)(g)  (.25)(d)(e)       54
Year ended 11/30/05   (1.20)         17.22        9.04      192,237   1.85(g)     (.55)(e)          42

Advisor Class
Year ended 11/30/09  $[___]         $[___]        [__]%      $[___]   [__]%       [__]%           [__]%
Year ended 11/30/08   (1.44)          9.33      (40.18)(c)  111,814    .85(g)      .94(e)           48
Year ended 11/30/07   (1.85)         17.03        4.44      175,011    .85(e)(g)   .84(d)(e)        30
Year ended 11/30/06   (1.99)         18.13       14.47      173,391    .85(e)(g)   .75(d)(e)        54
Year ended 11/30/05   (1.20)         17.79       10.13      132,379    .85(g)      .40(e)           42

                                            Income from Investment Operations              Less Dividends and Distributions
                                  -----------------------------------------------------  -----------------------------------
                                                  Net Gains
                                                 or Losses on
                       Net Asset      Net        Investments                             Dividends     Tax
                         Value,   Investment        (both      Contribution  Total from   from Net   Return   Distributions
                       Beginning    Income       realized and      from      Investment  Investment    of      from Capital
Fiscal Year or Period  of Period  (Loss) (a)     unrealized)     Adviser     Operations    Income    Capital      Gains
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Growth and Income
Fund
Class A
Year ended 10/31/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[____]      $[___]
Year ended 10/31/08      4.82        .04          (1.92)         0.00(i)      (1.88)       (.05)       0.00         (.40)
Year ended 10/31/07      4.31        .05            .47           .04           .56        (.05)       0.00         0.00
Year ended 10/31/06      3.73        .04            .57          0.00           .61        (.03)       0.00         0.00
Year ended 10/31/05      3.48        .04            .23          0.00           .27        (.02)       0.00         0.00

Class B
Year ended 10/31/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[____]      $[___]
Year ended 10/31/08      4.71        .01          (1.88)         0.00(i)      (1.87)       (.01)       0.00         (.40)
Year ended 10/31/07      4.21        .02            .45           .04           .51        (.01)       0.00         0.00
Year ended 10/31/06      3.65        .01            .56          0.00           .57        (.01)       0.00         0.00
Year ended 10/31/05      3.42        .02            .22          0.00           .24        (.01)       0.00         0.00

Class C
Year ended 10/31/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[____]      $[___]
Year ended 10/31/08      4.72        .01          (1.88)         0.00(i)      (1.87)       (.01)       0.00         (.40)
Year ended 10/31/07      4.22        .02            .45           .04           .51        (.01)       0.00         0.00
Year ended 10/31/06      3.66        .01            .56          0.00           .57        (.01)       0.00         0.00
Year ended 10/31/05      3.43        .02            .22          0.00           .24        (.01)       0.00         0.00

Advisor Class
Year ended 10/31/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[____]      $[___]
Year ended 10/31/08      4.85        .05          (1.93)         0.00(i)      (1.88)       (.06)       0.00         (.40)
Year ended 10/31/07      4.33        .06            .48           .04           .58        (.06)       0.00         0.00
Year ended 10/31/06      3.75        .05            .57          0.00           .62        (.04)       0.00         0.00
Year ended 10/31/05      3.49        .06            .22          0.00           .28        (.02)       0.00         0.00

AllianceBernstein
Focused Growth &
Income Fund
Class A
Year ended 10/31/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[____]      $[___]
Year ended 11/30/08     16.51        .04          (5.63)         0.00         (5.59)       (.11)       0.00        (3.10)
Year ended 11/30/07     16.13        .11           1.91          0.00          2.02        (.08)       0.00        (1.56)
Year ended 11/30/06     15.42        .09           1.54          0.00          1.63        0.00        0.00         (.92)
Year ended 11/30/05     14.69        .05            .93          0.00           .98        (.10)       0.00         (.15)

Class B
Year ended 10/31/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[____]      $[___]
Year ended 11/30/08     15.77        .02(h)       (5.31)         0.00         (5.29)       (.09)       0.00        (3.10)
Year ended 11/30/07     15.43        .07(h)        1.83          0.00          1.90        0.00        0.00        (1.56)
Year ended 11/30/06     14.89       (.02)          1.48          0.00          1.46        0.00        0.00         (.92)
Year ended 11/30/05     14.20       (.05)           .89          0.00           .84        0.00        0.00         (.15)

Class C
Year ended 10/31/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[____]      $[___]
Year ended 11/30/08     15.68       (.04)         (5.30)         0.00         (5.34)       0.00        0.00        (3.10)
Year ended 11/30/07     15.42      (0.01)          1.83          0.00          1.82        0.00        0.00        (1.56)
Year ended 11/30/06     14.88       (.02)          1.48          0.00          1.46        0.00        0.00         (.92)
Year ended 11/30/05     14.19       (.05)           .89          0.00           .84        0.00        0.00         (.15)

Please refer to the footnotes on pages [____] through [____].

                        Less Distributions                             Ratios/Supplemental Data
                     -------------------------              -----------------------------------------------
                                                            Net
                                                            Assets
                     Total                                  End of      Ratio of     Ratio of Net
                     Dividends      Net Asset               Period      Expenses    Income (Loss)   Portfolio
                     and            Value, End    Total     (000s      to Average     to Average     Turnover
                     Distributions  of Period   Return (b)  omitted)   Net Assets     Net Assets       Rate
-------------------------------------------------------------------------------------------------------------
AllianceBernstein
Growth and Income
Fund
Class A
Year ended 10/31/09   $[___]         $[___]      [___]%       $[____]  [___]%       [___]%          [___]%
Year ended 10/31/08     (.45)          2.49     (42.92)(c)  1,180,153   1.04         1.09             183
Year ended 10/31/07     (.05)          4.82      13.10(c)   2,470,801    .95(d)      1.11(d)           59
Year ended 10/31/06     (.03)          4.31      16.47      2,411,515   1.00(d)       .99(d)           56
Year ended 10/31/05     (.02)          3.73       7.77      2,553,632   1.06         1.19              63

Class B
Year ended 10/31/09  $[____]        $[____]      [___]%       $[____]  [___]%       [___]%          [___]%
Year ended 10/31/08     (.41)          2.43     (43.47)(c)    321,375   1.81          .32             183
Year ended 10/31/07     (.01)          4.71      12.18(c)     966,408   1.71(d)       .37(d)           59
Year ended 10/31/06     (.01)          4.21      15.73      1,356,534   1.76(d)       .24(d)           56
Year ended 10/31/05     (.01)          3.65       6.96      1,728,375   1.80          .47              63

Class C
Year ended 10/31/09  $[____]        $[____]      [___]%       $[____]  [___]%       [___]%          [___]%
Year ended 10/31/08     (.41)          2.44     (43.37)(c)    235,302   1.77          .35             183
Year ended 10/31/07     (.01)          4.72      12.16(c)     532,597   1.69(d)       .38(d)           59
Year ended 10/31/06     (.01)          4.22      15.69        575,678   1.74(d)       .26(d)           56
Year ended 10/31/05     (.01)          3.66       6.94        675,089   1.79          .48              63

Advisor Class
Year ended 10/31/09   $[___]        $[____]      [___]%       $[____]  [___]%       [___]%          [___]%
Year ended 10/31/08     (.46)          2.51     (42.69)(c)     97,668    .76         1.38             183
Year ended 10/31/07     (.06)          4.85      13.54(c)     178,669    .67(d)      1.39(d)           59
Year ended 10/31/06     (.04)          4.33      16.59        196,601    .74(d)      1.28(d)           56
Year ended 10/31/05     (.02)          3.75       8.15        385,823    .75         1.53              63

AllianceBernstein
Focused Growth &
Income Fund
Class A
Year ended 10/31/09   $[___]        $[____]      [___]%       $[____]  [___]%       [___]%          [___]%
Year ended 11/30/08    (3.21)          7.71     (42.15)(c)     62,968   1.34          .38             339
Year ended 11/30/07    (1.64)         16.51      13.59        136,849   1.21(j)       .68             154
Year ended 11/30/06     (.92)         16.13      11.20        134,079   1.21(d)       .59(d)          133
Year ended 11/30/05     (.25)         15.42       6.67        175,285   1.27          .36             152

Class B
Year ended 10/31/09   $[___]        $[____]      [___]%       $[____]  [___]%       [___]%          [___]%
Year ended 11/30/08    (3.19)          7.29     (42.20)(c)     34,122   1.49(g)       .21(h)          339
Year ended 11/30/07    (1.56)         15.77      13.37         92,156   1.40(g)(j)    .49(h)          154
Year ended 11/30/06     (.92)         15.43      10.41        118,437   1.94(d)      (.14)(d)         133
Year ended 11/30/05     (.15)         14.89       5.90        164,194   2.00         (.37)            152

Class C
Year ended 10/31/09   $[___]        $[____]      [___]%       $[____]  [___]%       [___]%          [___]%
Year ended 11/30/08    (3.10)          7.24     (42.57)(c)     20,997   2.06         (.35)            339
Year ended 11/30/07    (1.56)         15.68      12.80         49,598   1.93(j)      (.03)            154
Year ended 11/30/06     (.92)         15.42      10.42         49,794   1.92(d)      (.12)(d)         133
Year ended 11/30/05     (.15)         14.88       5.90         67,622   1.99         (.36)            152

                                            Income from Investment Operations              Less Dividends and Distributions
                                  -----------------------------------------------------  -----------------------------------
                                                  Net Gains
                                                 or Losses on
                       Net Asset      Net        Investments                             Dividends     Tax
                         Value,   Investment        (both      Contribution  Total from   from Net   Return   Distributions
                       Beginning    Income       realized and      from      Investment  Investment    of      from Capital
Fiscal Year or Period  of Period  (Loss) (a)     unrealized)     Adviser     Operations    Income    Capital      Gains
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Balanced Shares
Class A
Year ended 11/30/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[___]       $[___]
Year ended 11/30/08     18.28        .34          (5.85)         0.00         (5.51)       (.36)       0.00        (1.35)
Year ended 11/30/07     18.29        .38            .46           .03           .87        (.39)       0.00         (.49)
Year ended 11/30/06     17.60        .34           1.61          0.00(i)       1.95        (.32)       0.00         (.94)
Year ended 11/30/05     16.81        .28            .81          0.00          1.09        (.30)       0.00         0.00

Class B
Year ended 11/30/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[___]       $[___]
Year ended 11/30/08     17.27        .22          (5.51)         0.00         (5.29)       (.24)       0.00        (1.35)
Year ended 11/30/07     17.32        .23            .43           .03           .69        (.25)       0.00         (.49)
Year ended 11/30/06     16.74        .20           1.52          0.00(i)       1.72        (.20)       0.00         (.94)
Year ended 11/30/05     16.00        .15            .78          0.00           .93        (.19)       0.00         0.00

Class C
Year ended 11/30/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[___]       $[___]
Year ended 11/30/08     17.35        .22          (5.54)         0.00         (5.32)       (.24)       0.00        (1.35)
Year ended 11/30/07     17.40        .24            .42           .03           .69        (.25)       0.00         (.49)
Year ended 11/30/06     16.80        .21           1.53          0.00(i)       1.74        (.20)       0.00         (.94)
Year ended 11/30/05     16.06        .15            .78          0.00           .93        (.19)       0.00         0.00

Advisor Class
Year ended 11/30/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[___]       $[___]
Year ended 11/30/08     18.32        .39          (5.87)         0.00         (5.48)       (.41)       0.00        (1.35)
Year ended 11/30/07     18.33        .44            .45           .03           .92        (.44)       0.00         (.49)
Year ended 11/30/06     17.64        .39           1.61          0.00(i)       2.00        (.37)       0.00         (.94)
Year ended 11/30/05     16.84        .33            .82          0.00          1.15        (.35)       0.00         0.00

AllianceBernstein
Utility Income Fund
Class A
Year ended 11/30/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[___]       $[___]
Year ended 11/30/08     25.72        .52          (9.04)         0.00         (8.52)       (.52)       0.00         0.00
Year ended 11/30/07     21.39        .51           4.28          0.00          4.79        (.46)       0.00         0.00
Year ended 11/30/06     17.82        .47           3.55          0.00          4.02        (.45)       0.00         0.00
Year ended 11/30/05     15.54        .43           2.39          0.00          2.82        (.54)       0.00         0.00

Class B
Year ended 11/30/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[___]       $[___]
Year ended 11/30/08     25.39        .33          (8.91)         0.00         (8.58)       (.34)       0.00         0.00
Year ended 11/30/07     21.13        .32           4.24          0.00          4.56        (.30)       0.00         0.00
Year ended 11/30/06     17.60        .32           3.52          0.00          3.84        (.31)       0.00         0.00
Year ended 11/30/05     15.36        .30           2.36          0.00          2.66        (.42)       0.00         0.00

Class C
Year ended 11/30/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[___]       $[___]
Year ended 11/30/08     25.46        .35          (8.95)         0.00         (8.60)       (.34)       0.00         0.00
Year ended 11/30/07     21.19        .33           4.24          0.00          4.57        (.30)       0.00         0.00
Year ended 11/30/06     17.64        .32           3.54          0.00          3.86        (.31)       0.00         0.00
Year ended 11/30/05     15.40        .30           2.36          0.00          2.66        (.42)       0.00         0.00

Advisor Class
Year ended 11/30/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[___]       $[___]
Year ended 11/30/08     25.86        .60          (9.10)         0.00         (8.50)       (.59)       0.00         0.00
Year ended 11/30/07     21.51        .60           4.28          0.00          4.88        (.53)       0.00         0.00
Year ended 11/30/06     17.91        .53           3.57          0.00          4.10        (.50)       0.00         0.00
Year ended 11/30/05     15.61        .46           2.42          0.00          2.88        (.58)       0.00         0.00

Please refer to the footnotes on pages [____] through [____].

                        Less Distributions                             Ratios/Supplemental Data
                     -------------------------              -----------------------------------------------
                                                            Net
                                                            Assets
                     Total                                  End of      Ratio of     Ratio of Net
                     Dividends      Net Asset               Period      Expenses    Income (Loss)   Portfolio
                     and            Value, End    Total     (000s      to Average     to Average     Turnover
                     Distributions  of Period   Return (b)  omitted)   Net Assets     Net Assets       Rate
-------------------------------------------------------------------------------------------------------------
AllianceBernstein
Balanced Shares
Class A
Year ended 11/30/09  $[___]         $[___]       [___]%     $[____]    [___]%       [___]%          [___]%
Year ended 11/30/08   (1.71)         11.06      (33.06)(c)  452,619      .97         2.30             118
Year ended 11/30/07    (.88)         18.28        4.82(c)   956,157      .92         2.10              66
Year ended 11/30/06   (1.26)         18.29       11.81      972,991      .88(d)      2.00(d)           52
Year ended 11/30/05    (.30)         17.60        6.55      935,414     1.04         1.64              57

Class B
Year ended 11/30/09  $[___]         $[___]       [___]%     $[____]    [___]%       [___]%          [___]%
Year ended 11/30/08   (1.59)         10.39      (33.56)(c)  155,339     1.72         1.54             118
Year ended 11/30/07    (.74)         17.27        4.06(c)   360,548     1.67         1.34              66
Year ended 11/30/06   (1.14)         17.32       10.94      478,595     1.62(d)      1.24(d)           52
Year ended 11/30/05    (.19)         16.74        5.82      571,214     1.76          .90              57

Class C
Year ended 11/30/09  $[___]         $[___]       [___]%     $[____]    [___]%       [___]%          [___]%
Year ended 11/30/08   (1.59)         10.44      (33.58)(c)   81,907     1.70         1.58             118
Year ended 11/30/07    (.74)         17.35        4.04(c)   168,496     1.66         1.36              66
Year ended 11/30/06   (1.14)         17.40       11.02      176,454     1.61(d)      1.27(d)           52
Year ended 11/30/05    (.19)         16.80        5.80      181,746     1.76          .91              57

Advisor Class
Year ended 11/30/09  $[___]         $[___]       [___]%      $[___]    [___]%       [___]%          [___]%
Year ended 11/30/08   (1.76)         11.08      (32.89)(c)   51,761      .68         2.61             118
Year ended 11/30/07    (.93)         18.32        5.11(c)    91,198      .63         2.38              66
Year ended 11/30/06   (1.31)         18.33       12.10      107,657      .60(d)      2.28(d)           52
Year ended 11/30/05    (.35)         17.64        6.89      115,873      .74         1.92              57

AllianceBernstein
Utility Income Fund
Class A
Year ended 11/30/09  $[___]         $[___]       [___]%      $[___]    [___]%       [___]%          [___]%
Year ended 11/30/08    (.52)         16.68      (33.67)(c)   92,874     1.25         2.26              41
Year ended 11/30/07    (.46)         25.72       22.65      144,950     1.20(j)      2.18              34
Year ended 11/30/06    (.45)         21.39       22.98      110,183     1.32(d)      2.45(d)           49
Year ended 11/30/05    (.54)         17.82       18.42       77,696     1.44         2.54              47

Class B
Year ended 11/30/09  $[___]         $[___]       [___]%      $[___]    [___]%       [___]%          [___]%
Year ended 11/30/08    (.34)         16.47      (34.16)(c)   40,429     2.00         1.47              41
Year ended 11/30/07    (.30)         25.39       21.71       91,375     1.94(j)      1.38              34
Year ended 11/30/06    (.31)         21.13       22.12      102,113     2.05(d)      1.72(d)           49
Year ended 11/30/05    (.42)         17.60       17.55      111,371     2.15         1.80              47

Class C
Year ended 11/30/09  $[___]         $[___]       [___]%      $[___]    [___]%       [___]%          [___]%
Year ended 11/30/08    (.34)         16.52      (34.14)(c)   32,717     1.97         1.56              41
Year ended 11/30/07    (.30)         25.46       21.70       53,361     1.92(j)      1.43              34
Year ended 11/30/06    (.31)         21.19       22.19       47,496     2.04(d)      1.72(j)           49
Year ended 11/30/05    (.42)         17.64       17.50       45,175     2.15         1.82              47

Advisor Class
Year ended 11/30/09  $[___]         $[___]       [___]%      $[___]    [___]%       [___]%          [___]%
Year ended 11/30/08    (.59)         16.77      (33.48)(c)    5,716      .96         2.61              41
Year ended 11/30/07    (.53)         25.86       22.96        6,897      .90(j)      2.51              34
Year ended 11/30/06    (.50)         21.51       23.39        3,768     1.03(d)      2.75(j)           49
Year ended 11/30/05    (.58)         17.91       18.76        3,044     1.13         2.76              47

                                            Income from Investment Operations              Less Dividends and Distributions
                                  -----------------------------------------------------  -----------------------------------
                                                  Net Gains
                                                 or Losses on
                       Net Asset      Net        Investments                             Dividends     Tax
                         Value,   Investment        (both      Contribution  Total from   from Net   Return   Distributions
                       Beginning    Income       realized and      from      Investment  Investment    of      from Capital
Fiscal Year or Period  of Period  (Loss) (a)     unrealized)     Adviser     Operations    Income    Capital      Gains
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Global Real Estate
Investment Fund
Class A
Year ended 11/30/09    [___]      $[___]         $[___]        $[___]        $[___]      $[___]      $[___]       $[___]
Year ended 11/30/08    25.53         .26          (9.51)         0.00         (9.25)       (.53)       (.18)       (8.14)
Year ended 11/30/07    30.00         .35          (1.86)         0.00         (1.51)       (.28)       0.00        (2.68)
Year ended 11/30/06    22.04         .15           8.06          0.00          8.21        (.25)       0.00         0.00
Year ended 11/30/05    19.15         .32           2.87          0.00          3.19        (.30)       0.00         0.00

Class B
Year ended 11/30/09    [___]      $[___]         $[___]        $[___]        $[___]      $[___]      $[____]      $[___]
Year ended 11/30/08    25.28         .17          (9.41)         0.00         (9.24)       (.43)       (.14)       (8.14)
Year ended 11/30/07    29.77         .18          (1.92)         0.00         (1.74)       (.07)       0.00        (2.68)
Year ended 11/30/06    21.84         .12           7.88          0.00          8.00        (.07)       0.00         0.00
Year ended 11/30/05    19.01         .18           2.82          0.00          3.00        (.17)       0.00         0.00

Class C
Year ended 11/30/09    [___]      $[___]         $[___]        $[___]        $[___]      $[___]      $[___]       $[___]
Year ended 11/30/08    25.36         .18          (9.46)         0.00         (9.28)       (.43)       (.14)       (8.14)
Year ended 11/30/07    29.81         .13          (1.83)         0.00         (1.70)       (.07)       0.00        (2.68)
Year ended 11/30/06    21.89         .04           7.95          0.00          7.99        (.07)       0.00         0.00
Year ended 11/30/05    19.03         .18           2.85          0.00          3.03        (.17)       0.00         0.00

Advisor Class
Year ended 11/30/09    [___]      $[___]         $[___]        $[___]        $[___]      $[___]      $[___]       $[___]
Year ended 11/30/08    25.45         .29          (9.45)         0.00         (9.16)       (.57)       (.19)       (8.14)
Year ended 11/30/07    29.84         .37          (1.71)         0.00         (1.34)       (.37)       0.00        (2.68)
Year ended 11/30/06    21.91         .25           8.00          0.00          8.25        (.32)       0.00         0.00
Year ended 11/30/05    19.04         .29           2.94          0.00          3.23        (.36)       0.00         0.00

AllianceBernstein
International Value
Fund
Class A
Year ended 11/30/09    [___]      $[___]         $[___]        $[___]        $[___]      $[___]      $[___]       $[___]
Year ended 11/30/08    24.18         .45         (13.46)         0.00        (13.01)       (.34)       0.00        (1.05)
Year ended 11/30/07    23.05         .50           2.18          0.00          2.68        (.40)       0.00        (1.15)
Year ended 11/30/06    18.10         .39(e)        5.80          0.00          6.19        (.23)       0.00        (1.01)
Year ended 11/30/05    16.22         .26(e)        2.15          0.00          2.41        (.17)       0.00         (.36)

Class B
Year ended 11/30/09    [___]      $[___]         $[___]        $[___]        $[___]      $[___]      $[___]       $[___]
Year ended 11/30/08    23.65         .30         (13.16)         0.00        (12.86)       (.19)       0.00        (1.05)
Year ended 11/30/07    22.63         .30           2.16          0.00          2.46        (.29)       0.00        (1.15)
Year ended 11/30/06    17.81         .25(e)        5.70          0.00          5.95        (.12)       0.00        (1.01)
Year ended 11/30/05    15.99         .16(e)        2.11          0.00          2.27        (.09)       0.00         (.36)

Class C
Year ended 11/30/09    [___]      $[___]         $[___]        $[___]        $[___]      $[___]      $[___]       $[___]
Year ended 11/30/08    23.66         .32         (13.18)         0.00        (12.86)       (.19)       0.00        (1.05)
Year ended 11/30/07    22.63         .33           2.14          0.00          2.47        (.29)       0.00        (1.15)
Year ended 11/30/06    17.81         .25(e)        5.70          0.00          5.95        (.12)       0.00        (1.01)
Year ended 11/30/05    15.99         .16(e)        2.11          0.00          2.27        (.09)       0.00         (.36)

Advisor Class
Year ended 11/30/09    [___]      $[___]         $[___]        $[___]        $[___]      $[___]      $[____]      $[___]
Year ended 11/30/08    24.60         .52         (13.71)         0.00        (13.19)       (.40)       0.00        (1.05)
Year ended 11/30/07    23.41         .58           2.20          0.00          2.78        (.44)       0.00        (1.15)
Year ended 11/30/06    18.34         .46(e)        5.89          0.00          6.35        (.27)       0.00        (1.01)
Year ended 11/30/05    16.41         .37(e)        2.12          0.00          2.49        (.20)       0.00         (.36)

Please refer to the footnotes on pages [____] through [____].

                        Less Distributions                             Ratios/Supplemental Data
                     -------------------------              -----------------------------------------------
                                                            Net
                                                            Assets
                     Total                                  End of      Ratio of     Ratio of Net
                     Dividends      Net Asset               Period      Expenses    Income (Loss)   Portfolio
                     and            Value, End    Total     (000s      to Average     to Average     Turnover
                     Distributions  of Period   Return (b)  omitted)   Net Assets     Net Assets       Rate
-------------------------------------------------------------------------------------------------------------
AllianceBernstein
Global Real Estate
Investment Fund
Class A
Year ended 11/30/09  $[___]         $[___]       [___]%        $[___]  [___]%       [___]%          [___]%
Year ended 11/30/08   (8.85)          7.43      (53.30)        63,224   1.35         1.96              41
Year ended 11/30/07   (2.96)         25.53       (5.27)       164,223   1.24         1.29             102
Year ended 11/30/06    (.25)         30.00       37.50        222,701   1.20(d)       .59(d)           49
Year ended 11/30/05    (.30)         22.04       16.83        128,890   1.35         1.58              46

Class B
Year ended 11/30/09  $[___]         $[___]       [___]%        $[___]  [___]%       [___]%          [___]%
Year ended 11/30/08   (8.71)          7.33      (53.64)         9,657   2.12         1.25              41
Year ended 11/30/07   (2.75)         25.28       (6.13)        37,750   1.98          .65             102
Year ended 11/30/06    (.07)         29.77       36.70         65,863   1.94(d)       .47(d)           49
Year ended 11/30/05    (.17)         21.84       15.89         79,207   2.05(g)       .91              46

Class C
Year ended 11/30/09  $[___]         $[___]       [___]%        $[___]  [___]%       [___]%          [___]%
Year ended 11/30/08   (8.71)          7.37      (53.63)        16,167   2.07         1.30              41
Year ended 11/30/07   (2.75)         25.36       (5.98)        54,390   1.96          .48             102
Year ended 11/30/06    (.07)         29.81       36.57         68,638   1.91(d)       .16(d)           49
Year ended 11/30/05    (.17)         21.89       16.04         51,900   2.04          .91              46

Advisor Class
Year ended 11/30/09  $[___]         $[___]       [___]%        $[___]  [___]%       [___]%          [___]%
Year ended 11/30/08   (8.90)          7.39      (53.15)         3,476   1.05         2.23              41
Year ended 11/30/07   (3.05)         25.45       (4.72)         6,472    .96         1.37             102
Year ended 11/30/06    (.32)         29.84       37.98          6,528    .90(d)      1.00(d)           49
Year ended 11/30/05    (.36)         21.91       17.17          3,097    .95         1.54              46

AllianceBernstein
International Value
Fund
Class A
Year ended 11/30/09  $[___]         $[___]       [___]%        $[___]  [___]%       [___]%          [___]%
Year ended 11/30/08   (1.39)          9.78      (56.98)     2,118,101   1.14         2.45              38
Year ended 11/30/07   (1.55)         24.18       12.23      6,056,019   1.11         2.11              21
Year ended 11/30/06   (1.24)         23.05       36.20      3,285,006   1.19(d)      1.92(d)(e)        23
Year ended 11/30/05    (.53)         18.10       15.31      1,262,495   1.20(g)      1.57(e)           26

Class B
Year ended 11/30/09  $[___]         $[___]       [___]%        $[___]  [___]%       [___]%          [___]%
Year ended 11/30/08   (1.24)          9.55      (57.30)        94,538   1.88         1.66              38
Year ended 11/30/07   (1.44)         23.65       11.38        331,999   1.84         1.30              21
Year ended 11/30/06   (1.13)         22.63       35.22        302,072   1.90(d)      1.22(d)(e)        23
Year ended 11/30/05    (.45)         17.81       14.52        192,192   1.90(g)       .98(e)           26

Class C
Year ended 11/30/09  $[___]         $[___]       [___]%        $[___]  [___]%       [___]%          [___]%
Year ended 11/30/08   (1.24)          9.56      (57.27)       419,340   1.86         1.72              38
Year ended 11/30/07   (1.44)         23.66       11.43      1,373,558   1.82         1.40              21
Year ended 11/30/06   (1.13)         22.63       35.22        775,322   1.89(d)      1.22(d)(e)        23
Year ended 11/30/05    (.45)         17.81       14.52        315,390   1.90(g)       .95(e)           26

Advisor Class
Year ended 11/30/09  $[___]         $[___]       [___]%        $[___]  [___]%       [___]%          [___]%
Year ended 11/30/08   (1.45)          9.96      (56.87)     1,417,977    .84         2.77              38
Year ended 11/30/07   (1.59)         24.60       12.52      3,704,600    .82         2.41              21
Year ended 11/30/06   (1.28)         23.41       36.65      1,851,774    .89(d)      2.21(d)(e)        23
Year ended 11/30/05    (.56)         18.34       15.66        712,775    .90(g)      2.21(e)           26

                                            Income from Investment Operations              Less Dividends and Distributions
                                  -----------------------------------------------------  -----------------------------------
                                                  Net Gains
                                                 or Losses on
                       Net Asset      Net        Investments                             Dividends     Tax
                         Value,   Investment        (both      Contribution  Total from   from Net   Return   Distributions
                       Beginning    Income       realized and      from      Investment  Investment    of      from Capital
Fiscal Year or Period  of Period  (Loss) (a)     unrealized)     Adviser     Operations    Income    Capital      Gains
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Global Value Fund
Class A
Year ended 11/30/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[____]      $[___]
Year ended 11/30/08     16.19        .23          (8.37)         0.00         (8.14)       (.19)       0.00        (1.27)
Year ended 11/30/07     16.72        .23            .89          0.00          1.12        (.27)       0.00        (1.38)
Year ended 11/30/06     13.87        .21           3.30          0.00          3.51        (.14)       0.00         (.52)
Year ended 11/30/05     12.61        .15(e)        1.68          0.00          1.83        (.16)       0.00         (.41)

Class B
Year ended 11/30/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[____]      $[___]
Year ended 11/30/08     15.84        .16          (8.21)         0.00         (8.05)       (.09)       0.00        (1.27)
Year ended 11/30/07     16.42       0.08            .90          0.00           .98        (.18)       0.00        (1.38)
Year ended 11/30/06     13.66        .10           3.25          0.00          3.35        (.07)       0.00         (.52)
Year ended 11/30/05     12.45        .05(e)        1.66          0.00          1.71        (.09)       0.00         (.41)

Class C
Year ended 11/30/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[____]      $[___]
Year ended 11/30/08     15.87        .17          (8.23)         0.00         (8.06)       (.09)       0.00        (1.27)
Year ended 11/30/07     16.45        .09            .89          0.00           .98        (.18)       0.00        (1.38)
Year ended 11/30/06     13.67        .11           3.26          0.00          3.37        (.07)       0.00         (.52)
Year ended 11/30/05     12.46        .05(e)        1.66          0.00          1.71        (.09)       0.00         (.41)

Advisor Class
Year ended 11/30/09    $[___]     $[___]         $[___]        $[___]        $[___]      $[___]      $[____]      $[___]
Year ended 11/30/08     16.30        .30          (8.44)         0.00         (8.14)       (.26)       0.00        (1.27)
Year ended 11/30/07     16.81        .26            .91          0.00          1.17        (.30)       0.00        (1.38)
Year ended 11/30/06     13.93        .26           3.32          0.00          3.58        (.18)       0.00         (.52)
Year ended 11/30/05     12.66        .19(e)        1.68          0.00          1.87        (.19)       0.00         (.41)

Please refer to the footnotes on pages [____] through [____].

                        Less Distributions                             Ratios/Supplemental Data
                     -------------------------              -----------------------------------------------
                                                            Net
                                                            Assets
                     Total                                  End of      Ratio of     Ratio of Net
                     Dividends      Net Asset               Period      Expenses    Income (Loss)   Portfolio
                     and            Value, End    Total     (000s      to Average     to Average     Turnover
                     Distributions  of Period   Return (b)  omitted)   Net Assets     Net Assets       Rate
-------------------------------------------------------------------------------------------------------------
AllianceBernstein
Global Value Fund
Class A
Year ended 11/30/09  $[___]         $[___]       [___]%      $[___]    [___]%       [___]%          ___]%
Year ended 11/30/08   (1.46)          6.59      (55.16)(c)   60,737     1.40         2.09             54
Year ended 11/30/07   (1.65)         16.19        7.08      182,644     1.30(d)      1.35(d)          25
Year ended 11/30/06    (.66)         16.72       26.37       67,102     1.33(d)      1.39(d)          29
Year ended 11/30/05    (.57)         13.87       15.09       34,632     1.45(g)      1.17(e)          25

Class B
Year ended 11/30/09  $[___]         $[___]       [___]%      $[___]    [___]%       [___]%          ___]%
Year ended 11/30/08   (1.36)          6.43      (55.49)(c)    6,599     2.14         1.32             54
Year ended 11/30/07   (1.56)         15.84        6.28       24,966     2.03(d)       .51(d)          25
Year ended 11/30/06    (.59)         16.42       25.42       27,368     2.05(d)       .67(d)          29
Year ended 11/30/05    (.50)         13.66       14.24       16,180     2.19(g)       .38(e)          25

Class C
Year ended 11/30/09  $[___]         $[___]       [___]%      $[___]    [___]%       [___]%          ___]%
Year ended 11/30/08   (1.36)          6.45      (55.44)(c)    8,835     2.11         1.41             54
Year ended 11/30/07   (1.56)         15.87        6.27       26,554     2.00(d)       .58(d)          25
Year ended 11/30/06    (.59)         16.45       25.55       19,439     2.03(d)       .71(d)          29
Year ended 11/30/05    (.50)         13.67       14.22        8,648     2.16(g)       .42(e)          25

Advisor Class
Year ended 11/30/09  $[___]         $[___]       [___]%      $[___]    [___]%       [___]%          ___]%
Year ended 11/30/08   (1.53)          6.63      (55.00)(c)   82,449     1.09         2.48             54
Year ended 11/30/07   (1.68)         16.30        7.38      195,043      .99(d)      1.57(d)          25
Year ended 11/30/06    (.70)         16.81       26.80      203,212     1.03(d)      1.70(d)          29
Year ended 11/30/05    (.60)         13.93       15.40      156,874     1.14(g)      1.44(e)          25

(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized. On February 1, 2005, the AllianceBernstein Small/Mid Cap Value Fund's investment policies were modified. As a result, that Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(c) Includes the impact of proceeds received and credited to AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein Focused Growth & Income Fund, AllianceBernstein Balanced Shares, AllianceBernstein Utility Income Fund, and AllianceBernstein Global Value Fund resulting from class action settlements, which enhanced the performance of each share class for the year ended November 30, 2008 by 0.06%, 0.01%, 0.02%, 0.05%, 0.05%, and 0.01%, respectively. Includes the impact of proceeds received and credited to AllianceBernstein Balanced Shares resulting from class action settlements, which enhanced the performance of each share class for the year ended November 30, 2007 by 0.13%. Includes the impact of proceeds received and credited to AllianceBernstein Growth and Income Fund resulting from class action settlements, which enhanced the performance of each share class for the year ended October 31, 2008 and October 31, 2007 by 0.06% and 0.78%, respectively.

(d) The ratio includes expenses attributable to the costs of proxy solicitation.

(e)  Net of fees and expenses waived/reimbursed by the Adviser.

(f)  Net of fees and expenses waived/reimbursed by the Transfer Agent.

(g) Net of fees and expenses waived/reimbursed by the Adviser. If the following Funds had borne all expenses in their most recent five fiscal years (or, if shorter, the life of the Fund), their expense ratios would have been as follows:

                        2005     2006     2007      2008     2009
--------------------------------------------------------------------------------
AllianceBernstein
Value Fund
Class A                   --       --       --        --     [________]
Class B                 1.87%    1.76%    1.75%     1.82%    [________]
Class C                   --       --       --        --     [________]
Advisor Class             --       --       --        --     [________]
AllianceBernstein
Small/Mid Cap
Value Fund
Class A                 1.44%    1.31%    1.27%*    1.34%    [________]
Class B                 2.16%    2.03%    2.01%*    2.06%    [________]
Class C                 2.15%    2.02%    1.98%*    2.05%    [________]
Advisor Class           1.09%    1.01%     .97%*    1.04%    [________]
AllianceBernstein
Growth & Income
Fund
Class A                   --       --       --        --     [________]
Class B                   --       --       --        --     [________]
Class C                   --       --       --        --     [________]
Advisor Class             --       --       --        --     [________]
AllianceBernstein
Focused Growth &
Income Fund
Class A                   --       --       --        --     [________]
Class B                   --       --     1.96%     2.09%    [________]
Class C                   --       --       --        --     [________]
AllianceBernstein
Balanced Shares
Fund
Class A                   --       --       --        --     [________]
Class B                   --       --       --        --     [________]
Class C                   --       --       --        --     [________]
Advisor Class             --       --       --        --     [________]
AllianceBernstein
Utility Income
Fund
Class A                   --       --       --        --     [________]
Class B                   --       --       --        --     [________]
Class C                   --       --       --        --     [________]
Advisor Class             --       --       --        --     [________]
AllianceBernstein
Global Real
Estate Investment
Fund
Class A                   --       --       --        --     [________]
Class B                 2.06%      --       --        --     [________]
Class C                   --       --       --        --     [________]

                        2005       2006     2007      2008   2009
--------------------------------------------------------------------------------
Advisor Class             --       --       --        --     [________]
AllianceBernstein
International
Value Fund
Class A                 1.37%      --       --        --     [________]
Class B                 2.09%      --       --        --     [________]
Class C                 2.07%      --       --        --     [________]
Advisor Class           1.04%      --       --        --     [________]

                        2005       2006     2007      2008   2009
--------------------------------------------------------------------------------
AllianceBernstein
Global Value Fund
Class A                 1.46%      --       --        --     [_______]
Class B                 2.20%      --       --        --     [_______]
Class C                 2.18%      --       --        --     [_______]
Advisor Class           1.16%      --       --        --     [_______]

     * The ratio includes expenses attributable to the costs of proxy solicitation.

(h)  Net of fees and expenses waived by the Distributor.

(i)  Amount is less than $.005.

(j) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                                    2007       2008     2009
--------------------------------------------------------------------------------
AllianceBernstein
Focused Growth & Income Fund
Class A                                             1.20%      --       [______]
Class B                                             1.39%      --       [______]
Class C                                             1.92%      --       [______]
AllianceBernstein Utility Income Fund
Class A                                             1.19%      --       [______]
Class B                                             1.93%      --       [______]
Class C                                             1.91%      --       [______]
Advisor Class                                        .89%      --       [______]

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The settlement agreement between the Adviser and the New York State Attorney General requires the Funds to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Funds" in this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the ten-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of each Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

AllianceBernstein Value Fund
--------------------------------------------------------------------------------

                        Hypothetical      Investment                        Hypothetical
       Hypothetical     Performance         After          Hypothetical        Ending
Year    Investment        Earnings         Returns           Expenses        Investment
------------------------------------------------------------------------------------------
1      $    10,000.00   $[___________]    $[___________]   $[___________]   $[___________]
2      [____________]   [____________]    [____________]   [____________]   [____________]
3      [____________]   [____________]    [____________]   [____________]   [____________]
4      [____________]   [____________]    [____________]   [____________]   [____________]
5      [____________]   [____________]    [____________]   [____________]   [____________]
6      [____________]   [____________]    [____________]   [____________]   [____________]
7      [____________]   [____________]    [____________]   [____________]   [____________]
8      [____________]   [____________]    [____________]   [____________]   [____________]
9      [____________]   [____________]    [____________]   [____________]   [____________]
10     [____________]   [____________]    [____________]   [____________]   [____________]
------------------------------------------------------------------------------------------
Total                   $[___________]                     $[___________]

AllianceBernstein Small/Mid Cap Value Fund
--------------------------------------------------------------------------------

                        Hypothetical      Investment                        Hypothetical
       Hypothetical     Performance         After          Hypothetical        Ending
Year    Investment        Earnings         Returns          Expenses*        Investment
------------------------------------------------------------------------------------------
1      $    10,000.00   $[___________]    $[___________]   $[___________]   $[___________]
2      [____________]   [____________]    [____________]   [____________]   [____________]
3      [____________]   [____________]    [____________]   [____________]   [____________]
4      [____________]   [____________]    [____________]   [____________]   [____________]
5      [____________]   [____________]    [____________]   [____________]   [____________]
6      [____________]   [____________]    [____________]   [____________]   [____________]
7      [____________]   [____________]    [____________]   [____________]   [____________]
8      [____________]   [____________]    [____________]   [____________]   [____________]
9      [____________]   [____________]    [____________]   [____________]   [____________]
10     [____________]   [____________]    [____________]   [____________]   [____________]
------------------------------------------------------------------------------------------
Total                   $[___________]                     $[___________]

AllianceBernstein Growth and Income Fund

                        Hypothetical      Investment                        Hypothetical
       Hypothetical     Performance         After          Hypothetical        Ending
Year    Investment        Earnings         Returns          Expenses*        Investment
------------------------------------------------------------------------------------------
1      $    10,000.00   $[___________]    $[___________]   $[___________]   $[___________]
2      [____________]   [____________]    [____________]   [____________]   [____________]
3      [____________]   [____________]    [____________]   [____________]   [____________]
4      [____________]   [____________]    [____________]   [____________]   [____________]
5      [____________]   [____________]    [____________]   [____________]   [____________]
6      [____________]   [____________]    [____________]   [____________]   [____________]
7      [____________]   [____________]    [____________]   [____________]   [____________]
8      [____________]   [____________]    [____________]   [____________]   [____________]
9      [____________]   [____________]    [____________]   [____________]   [____________]
10     [____________]   [____________]    [____________]   [____________]   [____________]
------------------------------------------------------------------------------------------
Total                   $[___________]                     $[___________]

AllianceBernstein Focused Growth & Income Fund
--------------------------------------------------------------------------------

                        Hypothetical      Investment                        Hypothetical
       Hypothetical     Performance         After          Hypothetical        Ending
Year    Investment        Earnings         Returns          Expenses*        Investment
------------------------------------------------------------------------------------------
1      $    10,000.00   $[___________]    $[___________]   $[___________]   $[___________]
2      [____________]   [____________]    [____________]   [____________]   [____________]
3      [____________]   [____________]    [____________]   [____________]   [____________]
4      [____________]   [____________]    [____________]   [____________]   [____________]
5      [____________]   [____________]    [____________]   [____________]   [____________]
6      [____________]   [____________]    [____________]   [____________]   [____________]
7      [____________]   [____________]    [____________]   [____________]   [____________]
8      [____________]   [____________]    [____________]   [____________]   [____________]
9      [____________]   [____________]    [____________]   [____________]   [____________]
10     [____________]   [____________]    [____________]   [____________]   [____________]
------------------------------------------------------------------------------------------
Total                   $[___________]                     $[___________]

AllianceBernstein Balanced Shares
--------------------------------------------------------------------------------

                        Hypothetical      Investment                        Hypothetical
       Hypothetical     Performance         After          Hypothetical        Ending
Year    Investment        Earnings         Returns          Expenses*        Investment
------------------------------------------------------------------------------------------
1      $    10,000.00   $[___________]    $[___________]   $[___________]   $[___________]
2      [____________]   [____________]    [____________]   [____________]   [____________]
3      [____________]   [____________]    [____________]   [____________]   [____________]
4      [____________]   [____________]    [____________]   [____________]   [____________]
5      [____________]   [____________]    [____________]   [____________]   [____________]
6      [____________]   [____________]    [____________]   [____________]   [____________]
7      [____________]   [____________]    [____________]   [____________]   [____________]
8      [____________]   [____________]    [____________]   [____________]   [____________]
9      [____________]   [____________]    [____________]   [____________]   [____________]
10     [____________]   [____________]    [____________]   [____________]   [____________]
------------------------------------------------------------------------------------------
Total                   $[___________]                     $[___________]

AllianceBernstein Utility Income Fund
--------------------------------------------------------------------------------

                        Hypothetical      Investment                        Hypothetical
       Hypothetical     Performance         After          Hypothetical        Ending
Year    Investment        Earnings         Returns          Expenses*        Investment
------------------------------------------------------------------------------------------
1      $    10,000.00   $[___________]    $[___________]   $[___________]   $[___________]
2      [____________]   [____________]    [____________]   [____________]   [____________]
3      [____________]   [____________]    [____________]   [____________]   [____________]
4      [____________]   [____________]    [____________]   [____________]   [____________]
5      [____________]   [____________]    [____________]   [____________]   [____________]
6      [____________]   [____________]    [____________]   [____________]   [____________]
7      [____________]   [____________]    [____________]   [____________]   [____________]
8      [____________]   [____________]    [____________]   [____________]   [____________]
9      [____________]   [____________]    [____________]   [____________]   [____________]
10     [____________]   [____________]    [____________]   [____________]   [____________]
------------------------------------------------------------------------------------------
Total                   $[___________]                     $[___________]

AllianceBernstein Global Real Estate Investment Fund
--------------------------------------------------------------------------------

                        Hypothetical      Investment                        Hypothetical
       Hypothetical     Performance         After          Hypothetical        Ending
Year    Investment        Earnings         Returns          Expenses*        Investment
------------------------------------------------------------------------------------------
1      $    10,000.00   $[___________]    $[___________]   $[___________]   $[___________]
2      [____________]   [____________]    [____________]   [____________]   [____________]
3      [____________]   [____________]    [____________]   [____________]   [____________]
4      [____________]   [____________]    [____________]   [____________]   [____________]
5      [____________]   [____________]    [____________]   [____________]   [____________]
6      [____________]   [____________]    [____________]   [____________]   [____________]
7      [____________]   [____________]    [____________]   [____________]   [____________]
8      [____________]   [____________]    [____________]   [____________]   [____________]
9      [____________]   [____________]    [____________]   [____________]   [____________]
10     [____________]   [____________]    [____________]   [____________]   [____________]
------------------------------------------------------------------------------------------
Total                   $[___________]                     $[___________]

AllianceBernstein International Value Fund
--------------------------------------------------------------------------------

                        Hypothetical      Investment                        Hypothetical
       Hypothetical     Performance         After          Hypothetical        Ending
Year    Investment        Earnings         Returns          Expenses*        Investment
------------------------------------------------------------------------------------------
1      $    10,000.00   $[___________]    $[___________]   $[___________]   $[___________]
2      [____________]   [____________]    [____________]   [____________]   [____________]
3      [____________]   [____________]    [____________]   [____________]   [____________]
4      [____________]   [____________]    [____________]   [____________]   [____________]
5      [____________]   [____________]    [____________]   [____________]   [____________]
6      [____________]   [____________]    [____________]   [____________]   [____________]
7      [____________]   [____________]    [____________]   [____________]   [____________]
8      [____________]   [____________]    [____________]   [____________]   [____________]
9      [____________]   [____________]    [____________]   [____________]   [____________]
10     [____________]   [____________]    [____________]   [____________]   [____________]
------------------------------------------------------------------------------------------
Total                   $[___________]                     $[___________]

AllianceBernstein Global Value Fund
--------------------------------------------------------------------------------

                        Hypothetical      Investment                        Hypothetical
       Hypothetical     Performance         After          Hypothetical        Ending
Year    Investment        Earnings         Returns          Expenses*        Investment
------------------------------------------------------------------------------------------
1      $    10,000.00   $[___________]    $[___________]   $[___________]   $[___________]
2      [____________]   [____________]    [____________]   [____________]   [____________]
3      [____________]   [____________]    [____________]   [____________]   [____________]
4      [____________]   [____________]    [____________]   [____________]   [____________]
5      [____________]   [____________]    [____________]   [____________]   [____________]
6      [____________]   [____________]    [____________]   [____________]   [____________]
7      [____________]   [____________]    [____________]   [____________]   [____________]
8      [____________]   [____________]    [____________]   [____________]   [____________]
9      [____________]   [____________]    [____________]   [____________]   [____________]
10     [____________]   [____________]    [____________]   [____________]   [____________]
------------------------------------------------------------------------------------------
Total                   $[___________]                     $[___________]

* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Fund" before waiver.

For more information about the Funds, the following documents are available upon request:

o Annual/Semi-Annual Reports to Shareholders The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o Statement of Additional Information (SAI) Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs and the independent registered public accounting firms' reports and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail/Phone:      AllianceBernstein Investor Services, Inc.
                    P.O. Box 786003
                    San Antonio, TX 78278-6003For

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington DC 20549-0102.

On the Internet:    www.AllianceBernstein.com

You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

Fund                                                           SEC File No.
--------------------------------------------------------------------------------
AllianceBernstein Value Fund                                   811-10221
AllianceBernstein Small/Mid Cap Value Fund                     811-10221
AllianceBernstein Growth and Income Fund                       811-00126
AllianceBernstein Focused Growth & Income Fund                 811-09687
AllianceBernstein Balanced Shares                              811-00134
AllianceBernstein Utility Income Fund                          811-07916
AllianceBernstein Global Real Estate Investment Fund           811-07707
AllianceBernstein International Value Fund                     811-10221
AllianceBernstein Global Value Fund                            811-10221

ALLIANCEBERNSTEIN VALUE FUNDS
  1345 Avenue of the Americas
  New York, NY 10105


                       ALLIANCEBERNSTEIN                       PRO-0103-0309
                          Investments

VALUE FUNDS-RETIREMENT SHARES (CLASS A, R, K AND I SHARES)
PROSPECTUS | [______________], 2009

The AllianceBernstein Value Funds


A family of value-oriented mutual funds.
Domestic Value Funds
(Shares Offered  Exchange Ticker Symbol)

     > AllianceBernstein Value Fund
         (Class  A-ABVAX; Class R-ABVXR; Class K-ABVKX; Class I-ABVIX)

     > AllianceBernstein Small/Mid Cap Value Fund
         (Class  A-ABASX; Class R-ABSRX; Class K-ABSKX; Class I-ABSIX)

     > AllianceBernstein Growth and Income Fund
         (Class  A-CABDX; Class R-CBBRX; Class K-CBBKX; Class I-CBBIX)

     > AllianceBernstein Focused Growth & Income Fund
         (Class A-ADGAX; Class R-ADGRX; Class K-ADGKX; Class I-ADGIX)

     > AllianceBernstein Balanced Shares
         (Class  A-CABNX; Class R-CBSRX; Class K-CBSKX; Class I-CABIX)

     > AllianceBernstein Utility Income Fund
         (Class A-AUIAX; Class R-AUIRX; Class K-AUIKX; Class I-AUIIX)

International Value Funds
(Shares Offered  Exchange Ticker Symbol)


           > AllianceBernstein Global Real Estate Investment Fund
                (Class  A-AREAX; Class R-ARRRX; Class K-ARRKX; Class I-AEEIX)

           > AllianceBernstein International Value Fund
                (Class  A-ABIAX; Class R-AIVRX; Class K-AIVKX; Class I-AIVIX)

           > AllianceBernstein Global Value Fund
                (Class A-ABAGX; Class R-ABGRX; Class K-ABGKX; Class I-AGVIX)

       The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


--------------------------------------------------------------------------------



                                 [LOGO OMITTED]
                               AllianceBernstein
                                  investments



--------------------------------------------------------------------------------

Investment Products Offered
---------------------------
o  Are Not FDIC Insured
o  May Lose Value
o  Are Not Bank Guaranteed
---------------------------

                                                                          Page

    SUMMARY INFORMATION                                                  [____]

    DOMESTIC VALUE FUNDS
      AllianceBernstein Value Fund                                       [____]
      AllianceBernstein Small/Mid Cap Value Fund                         [____]
      AllianceBernstein Growth and Income Fund                           [____]
      AllianceBernstein Focused Growth & Income Fund                     [____]
      AllianceBernstein Balanced Shares                                  [____]
      AllianceBernstein Utility Income Fund                              [____]

    INTERNATIONAL VALUE FUNDS
      AllianceBernstein Global Real Estate Investment Fund               [____]
      AllianceBernstein International Value Fund                         [____]
      AllianceBernstein Global Value Fund                                [____]

    ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS        [____]

    INVESTING IN THE FUNDS                                               [____]
      How to Buy Shares                                                  [____]
      The Different Share Class Expenses                                 [____]
      Distribution Arrangements for Group Retirement Plans               [____]
      Payments to Financial Intermediaries                               [____]
      How to Exchange Shares                                             [____]
      How to Sell or Redeem Shares                                       [____]
      Frequent Purchases and Redemptions of Fund Shares                  [____]
      How the Funds Value Their Shares                                   [____]

    MANAGEMENT OF THE FUNDS                                              [____]

    DIVIDENDS, DISTRIBUTIONS AND TAXES                                   [____]

    GENERAL INFORMATION                                                  [____]

    GLOSSARY                                                             [____]

    FINANCIAL HIGHLIGHTS                                                 [____]

    APPENDIX A-HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION             A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

DOMESTIC VALUE FUNDS
--------------------------------------------------------------------------------

AllianceBernstein Value Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)


                                                          Class A  Class R  Class K  Class I
                                                           Shares   Shares   Shares   Shares
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                               None    None     None     None
--------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)  None    None     None     None
--------------------------------------------------------------------------------------------
Exchange Fee                                                None    None     None     None


Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)


                                            Class A   Class R   Class K  Class I
-------------------------------------------------------------------------------
Management Fees                             [_____]%  [_____]%  [____]%  [____]%
Distribution and/or Service (12b-1) Fees    [_____]%  [_____]%  [____]%  [____]%
Other Expenses:
  Transfer Agent                            [_____]%  [_____]%  [____]%  [____]%
  Other Expenses                            [_____]%  [_____]%  [____]%  [____]%
Total Other Expenses                        [_____]%  [_____]%  [____]%  [____]%
Total Annual Fund Operating Expenses        [_____]%  [_____]%  [____]%  [____]%
                                            -------   -------   ------  -------

--------------------------------------------------------------------------------

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:


                                           Class A   Class R   Class K   Class I
--------------------------------------------------------------------------------
After 1 Year                              $[_____]  $[_____]  $[_____]  $[_____]
After 3 Years                             $[_____]  $[_____]  $[_____]  $[_____]
After 5 Years                             $[_____]  $[_____]  $[_____]  $[_____]
After 10 Years                            $[_____]  $[_____]  $[_____]  $[_____]
--------------------------------------------------------------------------------


Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [_____]% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

This approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Fund. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts covers a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000 Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects. As one of the largest multi-national investment firms, the Adviser and Bernstein have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Fund. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The research staff focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.


A committee composed of senior investment professionals (the Investment Policy Group or IPG) reviews all analyst research performed for the Portfolio. The Chief Investment Officer and Director of Research of the Advisers Global Value Equities unit are part of the IPG and work closely with the analysts to evaluate those securities that appear to have the highest potential return. They then prioritize the research agenda and work with the analysts as the research is conducted. Analysts forecasts are brought to research review meetings and discussed with the Chief Investment Officer, Director of Research and other senior investment professionals. Research review discussions include the key controversies around the securities and the main analytical issues underlying the earnings forecasts. The objective is to clearly understand and evaluate the earnings prospects for the securities, as well as the risks and potential upside, and the attractiveness of each security relative to other investments. The Chief Investment Officer and Director of Research work in close collaboration to weigh each investment opportunity relative to the entire portfolio, and determine the timing for purchases and sales and the appropriate position size for a given security. The IPG oversees this process, providing additional viewpoints and risk oversight. Final security selection decisions are made by the Chief Investment Officer and Director of Research and are implemented by the Senior Portfolio Managers. Analysts remain responsible for monitoring new developments that would affect the securities they cover.

Analyst's forecasts are brought to research review meetings and discussed with the portfolio managers. Research review discussions include the key controversies around the stock and the main analytical issues underlying the earnings forecast. The objective is to clearly understand and evaluate the earnings prospects for the stock, as well as the risks and potential upside, and the attractiveness of the stock relative to other investment opportunities. Final stock selection decisions are made by the portfolio managers. Following the research review, analysts are responsible for monitoring new developments that would affect the stocks they cover. The portfolio managers work in close collaboration to weigh each investment opportunity relative to the entire portfolio, and determine timing for purchases and sales and the appropriate position size for a given stock.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events. Thus, relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein assesses these factors so as to better time purchases and sales of securities. Next, Bernstein considers aggregate portfolio characteristics and risk diversification to decide how much of each security to purchase for the Fund. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein selects securities on a risk-adjusted basis to manage overall Fund volatility. The Fund will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when momentum is favorable.

The Fund may invest in securities of non-U.S. issuers and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS

  o Market Risk: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.
  o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.
  o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of a Fund's investments or reduce its returns.
  o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.
  o Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired result.

As with all investments, you may lose money by investing in the Fund.


BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:


  o how the Fund's performance changed from year to year over the life of the Fund; and
  o how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.


You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.


Bar Chart
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a   -13.30   29.00   13.31   5.45    21.22   -4.46  -41.88   [_]
--------------------------------------------------------------------------------
   00      01      02      03      04      05      06      07      08      09

                                Calendar Year End (%)


During the period shown in the bar chart, the Fund's:
Best Quarter was up [15.89]%, [2nd] quarter, [2003]; and Worst Quarter was down [-22.16]%, [4th] quarter, [2008].


Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2009)


                                                                       Since
                                            1 Year      5 Years**    Inception**
--------------------------------------------------------------------------------
Class A*                                   [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class R                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class K                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class I                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Russell 1000(TM) Value Index (reflects no
deduction for fees, expenses or taxes)     [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.

** Inception dates are 3/29/01 for Class A shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares respectively.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


Employee              Length of Service     Title
--------------------------------------------------------------------------------
Christopher W. Marx   Since 2005            Senior Vice President of the Adviser
Joseph G. Paul        Since October 2009    Senior Vice President of the Adviser
John D. Phillips      Since 2005            Senior Vice President of the Adviser
David Yuen            Since 2008            Senior Vice President of the Adviser


ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page [____] in this Prospectus.

AllianceBernstein Small/Mid Cap Value Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)


                                                           Class A  Class R  Class K  Class I
                                                           Shares   Shares   Shares   Shares
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                               None     None     None      None
----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)  None     None     None      None
----------------------------------------------------------------------------------------------
Exchange Fee                                                None     None     None      None


Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)


                                            Class A   Class R   Class K  Class I
-------------------------------------------------------------------------------
Management Fees                             [_____]%  [_____]%  [____]%  [____]%
Distribution and/or Service (12b-1) Fees    [_____]%  [_____]%  [____]%  [____]%
Other Expenses:
  Transfer Agent                            [_____]%  [_____]%  [____]%  [____]%
  Other Expenses                            [_____]%  [_____]%  [____]%  [____]%
Total Other Expenses                        [_____]%  [_____]%  [____]%  [____]%
Total Annual Fund Operating Expenses        [_____]%  [_____]%  [____]%  [____]%
                                            --------  --------  -------  -------

--------------------------------------------------------------------------------

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:


                                           Class A   Class R   Class K   Class I
--------------------------------------------------------------------------------
After 1 Year                              $[_____]  $[_____]  $[_____]  $[_____]
After 3 Years                             $[_____]  $[_____]  $[_____]  $[_____]
After 5 Years                             $[_____]  $[_____]  $[_____]  $[_____]
After 10 Years                            $[_____]  $[_____]  $[_____]  $[_____]
--------------------------------------------------------------------------------


Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [_____]% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index.

Because the Fund's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2009, there were approximately [_______] small- to mid-capitalization companies, representing a market capitalization range from nearly $[___________] to approximately $[____________].

The Fund invests in companies that are determined by the Adviser to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Fund, the Adviser depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

The process begins with the use of Bernstein's proprietary quantitative tools to look for stocks with characteristics that have historically been associated with outperformance. Broadly speaking, Bernstein looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). Bernstein then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, Bernstein's fundamental research analysts focus their research on the most attractive 20% of the universe.

Bernstein's fundamental research process is extensive. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and uses this research insight to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. Bernstein focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.


The Fund's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions. The Chief Investment Officer and Director of Research work in close collaboration to weigh each investment opportunity relative to the entire portfolio, and determine timing for purchases and sales and the appropriate position size for a given security. Final security selection decisions are made by the Chief Investment Officer and Director of Research. Following the research review, analysts remain responsible for monitoring new developments that would affect the securities they cover.


The Fund's Chief Investment Officer and Director of Research, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Fund. Bernstein seeks to manage overall Fund volatility relative to the universe of small- and mid-capitalization companies described above by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of small- and mid-capitalization companies, such as financial services and consumer services, the Fund may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. To reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when it reaches fair value on a risk-adjusted basis. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.

The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


PRINCIPAL RISKS

  o Market Risk: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.
  o Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.
  o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.
  o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of a Fund's investments or reduce its returns.
  o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.
  o Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.


As with all investments, you may lose money by investing in the Fund.


BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:


  o how the Fund's performance changed from year to year over the life of the Fund; and
  o how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.


You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.


Bar Chart
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a   -8.20   41.92   18.91   7.89    13.65    2.32  -34.56   [_]
--------------------------------------------------------------------------------
   00      01      02      03      04      05      06      07      08      09

                                Calendar Year End (%)


During the period shown in the bar chart, the Fund's:
Best Quarter was up [20.73]%, [2nd] quarter, [2003]; and Worst Quarter was down [-25.46]%, [4th] quarter, [2008].


Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2009)


                                                                       Since
                                            1 Year      5 Years**    Inception**
--------------------------------------------------------------------------------
Class A*                                   [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class R                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class K                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class I                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Russell 2500(TM) Value Index (reflects no
deduction for fees, expenses or taxes)     [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Russell 2500(TM) Index (reflects no
deduction for fees, expenses or taxes)     [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.

** Inception dates are 3/29/01 for Class A shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares respectively.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


Employee             Length of Service      Title
--------------------------------------------------------------------------------
James W. MacGregor   Since 2005             Senior Vice President of the Adviser
Joseph G. Paul       Since 2002             Senior Vice President of the Adviser
Andrew J. Weiner     Since 2005             Senior Vice President of the Adviser


ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page [____] in this Prospectus.

AllianceBernstein Growth and Income Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)


                                                           Class A  Class R  Class K  Class I
                                                           Shares   Shares   Shares   Shares
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                               None     None     None      None
----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)  None     None     None      None
----------------------------------------------------------------------------------------------
Exchange Fee                                                None     None     None      None


Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)


                                            Class A   Class R   Class K  Class I
-------------------------------------------------------------------------------
Management Fees                             [_____]%  [_____]%  [____]%  [____]%
Distribution and/or Service (12b-1) Fees    [_____]%  [_____]%  [____]%  [____]%
Other Expenses:
  Transfer Agent                            [_____]%  [_____]%  [____]%  [____]%
  Other Expenses                            [_____]%  [_____]%  [____]%  [____]%
Total Other Expenses                        [_____]%  [_____]%  [____]%  [____]%
Total Annual Fund Operating Expenses        [_____]%  [_____]%  [____]%  [____]%
                                            -------   -------   ------   -------

--------------------------------------------------------------------------------

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:


                                           Class A   Class R   Class K   Class I
--------------------------------------------------------------------------------
After 1 Year                              $[_____]  $[_____]  $[_____]  $[_____]
After 3 Years                             $[_____]  $[_____]  $[_____]  $[_____]
After 5 Years                             $[_____]  $[_____]  $[_____]  $[_____]
After 10 Years                            $[_____]  $[_____]  $[_____]  $[_____]
--------------------------------------------------------------------------------


Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [_____]% of the average value of its portfolio.


PRINCIPAL STRATEGIES:

The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser's extensive research universe. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include approximately 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the markets, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large- mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund also invests in high-quality securities of non-U.S. issuers. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS
  o Market Risk: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.
  o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.
  o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of a Fund's investments or reduce its returns.
  o Industry/Sector Risk: Investments in a particular industry or group of related industries, such as the [real estate industry] [utilities industry], may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund's investments.
  o Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.


As with all investments, you may lose money by investing in the Fund.


BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:


  o  how the Fund's performance changed from year to year over ten years; and
  o how the Fund's average annual return for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.


Bar Chart
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  13.64   -1.84   -26.57  31.76   11.92   3.78    16.93   5.51  -40.76   [_]
--------------------------------------------------------------------------------
   00      01      02      03      04      05      06      07      08      09

                                Calendar Year End (%)


During the period shown in the bar chart, the Fund's:
Best Quarter was up [17.46]%, [2nd] quarter,[ 2003]; and Worst Quarter was down [-20.01]%, [4th] quarter, [2008].


Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2009)


                                            1 Year      5 Years**     10 Years**
--------------------------------------------------------------------------------
Class A*                                   [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class R                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class K                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class I                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Russell 1000(TM) Value Index (reflects no
deduction for fees, expenses or taxes)     [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.

** Inception dates are 11/3/03 for Class R shares and 3/1/05 for Class K and Class I shares. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares respectively.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


Employee            Length of Service       Title
--------------------------------------------------------------------------------
Frank Caruso        Since 2004              Senior Vice President of the Adviser


ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page [____] of this Prospectus.

AllianceBernstein Focused Growth & Income Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)


                                                           Class A  Class R  Class K  Class I
                                                           Shares   Shares   Shares   Shares
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                               None     None     None      None
----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)  None     None     None      None
----------------------------------------------------------------------------------------------
Exchange Fee                                                None     None     None      None


Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)


                                            Class A   Class R   Class K  Class I
-------------------------------------------------------------------------------
Management Fees                             [_____]%  [_____]%  [____]%  [____]%
Distribution and/or Service (12b-1) Fees    [_____]%  [_____]%  [____]%  [____]%
Other Expenses:
  Transfer Agent                            [_____]%  [_____]%  [____]%  [____]%
  Other Expenses                            [_____]%  [_____]%  [____]%  [____]%
Total Other Expenses                        [_____]%  [_____]%  [____]%  [____]%
Total Annual Fund Operating Expenses        [_____]%  [_____]%  [____]%  [____]%
                                            -------   -------   ------   -------

--------------------------------------------------------------------------------

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:


                                           Class A   Class R   Class K   Class I
--------------------------------------------------------------------------------
After 1 Year                              $[_____]  $[_____]  $[_____]  $[_____]
After 3 Years                             $[_____]  $[_____]  $[_____]  $[_____]
After 5 Years                             $[_____]  $[_____]  $[_____]  $[_____]
After 10 Years                            $[_____]  $[_____]  $[_____]  $[_____]
--------------------------------------------------------------------------------


Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [_____]% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser's extensive research universe. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include approximately 50-60 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

The Fund may invest in securities of non-U.S. issuers. The Fund may enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS

  o Market Risk: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.
  o Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on a Fund's net asset value or NAV.
  o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.
  o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of a Fund's investments or reduce its returns.
  o Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.


As with all investments, you may lose money by investing in the Fund.


BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:


  o  how the Fund's performance changed from year to year over ten years; and
  o how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.


Bar Chart
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  19.49   6.61   -22.19  39.53    8.86    1.20   15.34    8.73  -38.17   [_]
--------------------------------------------------------------------------------
   00      01      02      03      04      05      06      07      08      09

                                Calendar Year End (%)


During the period shown in the bar chart, the Fund's:
Best Quarter was up [19.12]%, [2nd] quarter, [2003]; and Worst Quarter was down [-23.36]%, [4th] quarter, [2008].


Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2009)


                                                                       Since
                                            1 Year      5 Years**    Inception**
--------------------------------------------------------------------------------
Class A*                                   [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class R                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class K                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class I                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Russell 1000(TM) Value Index (reflects no
deduction for fees, expenses or taxes)     [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.

** Inception dates are 12/22/99 for Class A shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares respectively.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


Employee          Length of Service        Title
--------------------------------------------------------------------------------
Frank Caruso      Since inception          Senior Vice President of the Adviser


ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page [____] of this Prospectus.

AllianceBernstein Balanced Shares
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)


                                                           Class A  Class R  Class K  Class I
                                                           Shares   Shares   Shares   Shares
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                               None     None     None      None
----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)  None     None     None      None
----------------------------------------------------------------------------------------------
Exchange Fee                                                None     None     None      None


Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)


                                            Class A   Class R   Class K  Class I
-------------------------------------------------------------------------------
Management Fees                             [_____]%  [_____]%  [____]%  [____]%
Distribution and/or Service (12b-1) Fees    [_____]%  [_____]%  [____]%  [____]%
Other Expenses:
  Transfer Agent                            [_____]%  [_____]%  [____]%  [____]%
  Other Expenses                            [_____]%  [_____]%  [____]%  [____]%
Total Other Expenses                        [_____]%  [_____]%  [____]%  [____]%
Total Annual Fund Operating Expenses        [_____]%  [_____]%  [____]%  [____]%
                                            -------   -------   ------   -------

--------------------------------------------------------------------------------

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:


                                           Class A   Class R   Class K   Class I
--------------------------------------------------------------------------------
After 1 Year                              $[_____]  $[_____]  $[_____]  $[_____]
After 3 Years                             $[_____]  $[_____]  $[_____]  $[_____]
After 5 Years                             $[_____]  $[_____]  $[_____]  $[_____]
After 10 Years                            $[_____]  $[_____]  $[_____]  $[_____]
--------------------------------------------------------------------------------


Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [_____]% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may comprise up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. The Fund may invest up to 20% of its assets in high yield securities (securities rated below BBB- by Standard & Poor's Rating Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Ratings ("Fitch")). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will vary in size, normally with 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund invests in short- and long-term debt securities in such proportions and of such type as the Adviser deems best adapted to the current economic and market outlooks. The Fund also may invest in equity and fixed-income securities of non-U.S. issuers located in emerging or developed countries. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS

  o Market Risk: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.
  o Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.
  o Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.
  o Allocation Risk: If a Fund pursues the objective of a portfolio balanced between equity and debt securities, it has the risk that the allocation of these investments may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.
  o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.
  o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of a Fund's investments or reduce its returns.
  o Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.
  o Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.


As with all investments, you may lose money by investing in the Fund.


BAR CHART AND PERFORMANCE INFORMATION


The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:


  o  how the Fund's performance changed from year to year over ten years; and
  o how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.


Bar Chart
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  12.48   1.80   -10.73   22.78   10.16   4.01    13.21    2.96  -29.06   [_]
--------------------------------------------------------------------------------
   00      01      02      03      04      05      06      07      08      09

                                Calendar Year End (%)


During the period shown in the bar chart, the Fund's:
Best Quarter was up [12.80]%, [2nd] quarter, [2003]; and Worst Quarter was down [-13.42]%, [4th] quarter, [2008].


Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2009)


                                            1 Year      5 Years**    10 Years**
--------------------------------------------------------------------------------
Class A*                                   [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class R                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class K                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class I                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Russell 1000(TM) Value Index (reflects no
deduction for fees, expenses or taxes)     [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, expenses
or taxes)                                  [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
60% Russell 1000(TM) Value Index/
40% Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, expenses
or taxes)                                  [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.

** Inception dates are 11/3/03 for Class R shares and 3/1/05 for Class K and Class I shares. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares respectively.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


Employee            Length of Service    Title
--------------------------------------------------------------------------------
Frank Caruso        Since [______]       Senior Vice President of the Adviser
Paul J. DeNoon      Since 2009           Senior Vice President of the Adviser
[Vince Dupont]      Since [______]       [Senior Vice President of the Adviser]
Shawn E. Keegan     Since 2007           Vice President of the Adviser
Joran Laird         Since 2009           Vice President of the Adviser
Alison M. Martier   Since 2007           Senior Vice President of the Adviser
Douglas J. Peebles  Since 2007           Executive Vice President of the Adviser
Greg Wilensky       Since 2007           Senior Vice President of the Adviser


ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page [____] of this Prospectus.

AllianceBernstein Utility Income Fund
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The Fund's investment objective is current income and long-term growth of capital.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)


                                                           Class A  Class R  Class K  Class I
                                                           Shares   Shares   Shares   Shares
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                               None     None     None      None
----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)  None     None     None      None
----------------------------------------------------------------------------------------------
Exchange Fee                                                None     None     None      None


Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)


                                            Class A   Class R   Class K  Class I
-------------------------------------------------------------------------------
Management Fees                             [_____]%  [_____]%  [____]%  [____]%
Distribution and/or Service (12b-1) Fees    [_____]%  [_____]%  [____]%  [____]%
Other Expenses:
  Transfer Agent                            [_____]%  [_____]%  [____]%  [____]%
  Other Expenses                            [_____]%  [_____]%  [____]%  [____]%
Total Other Expenses                        [_____]%  [_____]%  [____]%  [____]%
Total Annual Fund Operating Expenses        [_____]%  [_____]%  [____]%  [____]%
                                            -------   -------   -------  -------

--------------------------------------------------------------------------------

Examples


The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:


                                           Class A   Class R   Class K   Class I
--------------------------------------------------------------------------------
After 1 Year                              $[_____]  $[_____]  $[_____]  $[_____]
After 3 Years                             $[_____]  $[_____]  $[_____]  $[_____]
After 5 Years                             $[_____]  $[_____]  $[_____]  $[_____]
After 10 Years                            $[_____]  $[_____]  $[_____]  $[_____]
--------------------------------------------------------------------------------


Portfolio Turnover

The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [_____]% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Fund invests primarily in income-producing equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies in the utilities industry. The Fund invests in securities of utility companies, including companies in the electric, telecommunications, gas, and water utilities industries. The Fund may invest in both U.S. and non-U.S. utility companies, although the Fund will limit its investments in issuers in any one non-U.S. country to no more than 15% of its total assets. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities.

The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Fund may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. The Fund also may enter into forward commitments and standby commitment agreements. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS
  o Market Risk: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.
  o Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.
  o Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.
  o Industry/Sector Risk: Investments in a particular industry or group of related industries, such as the utilities industry, may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund's investments.
  o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.
  o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of a Fund's investments or reduce its returns.
  o Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.


As with all investments, you may lose money by investing in the Fund.


BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:


  o  how the Fund's performance changed from year to year over ten years; and
  o how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").
The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.


Bar Chart


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  14.54   -19.28  -19.73  19.40   24.59   16.15    23.90  22.08  -34.54   [_]
--------------------------------------------------------------------------------
   00      01      02      03      04      05      06      07      08      09

                                Calendar Year End (%)


During the period shown in the bar chart, the Fund's:
Best Quarter was up [13.95]%, [2nd] quarter, [2003]; and Worst Quarter was down [-21.61]%, [3rd] quarter, [2008].


Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2009)


                                            1 Year      5 Years**     10 Years**
--------------------------------------------------------------------------------
Class A*                                   [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class R                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class K                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class I                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
S&P Utilities Index (reflects no
deduction for fees, expenses or taxes)     [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.

** Inception dates are 3/1/05 for Class R, Class K and Class I shares. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares respectively.


INVESTMENT ADVISER


AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS


The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


Employee            Length of Service       Title
--------------------------------------------------------------------------------
Annie Tsao          Since [______]          Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page [____] of this Prospectus.

AllianceBernstein Global Real Estate Investment Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund's investment objective is total return from long-term growth of capital and income.


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)


                                                           Class A  Class R  Class K  Class I
                                                           Shares   Shares   Shares   Shares
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                               None     None     None      None
----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)  None     None     None      None
----------------------------------------------------------------------------------------------
Exchange Fee                                                None     None     None      None


Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)


                                            Class A   Class R   Class K  Class I
-------------------------------------------------------------------------------
Management Fees                             [_____]%  [_____]%  [____]%  [____]%
Distribution and/or Service (12b-1) Fees    [_____]%  [_____]%  [____]%  [____]%
Other Expenses:
  Transfer Agent                            [_____]%  [_____]%  [____]%  [____]%
  Other Expenses                            [_____]%  [_____]%  [____]%  [____]%
Total Other Expenses                        [_____]%  [_____]%  [____]%  [____]%
Total Annual Fund Operating Expenses        [_____]%  [_____]%  [____]%  [____]%
                                            --------  --------  ------   -------

--------------------------------------------------------------------------------

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:


                                           Class A   Class R   Class K   Class I
--------------------------------------------------------------------------------
After 1 Year                              $[_____]  $[_____]  $[_____]  $[_____]
After 3 Years                             $[_____]  $[_____]  $[_____]  $[_____]
After 5 Years                             $[_____]  $[_____]  $[_____]  $[_____]
After 10 Years                            $[_____]  $[_____]  $[_____]  $[_____]
--------------------------------------------------------------------------------


Portfolio Turnover

The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [_____]% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. The Fund invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams.


The Fund's investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach.

In selecting real estate equity securities, the Adviser will focus on valuation. The Adviser believes that the underlying value of real estate is determined by the free cash flow that properties generate. Cash flow can grow or deteriorate depending on the local fundamentals, quality of the assets, financial health of the tenants, property management, upkeep, development, redevelopment, and external factors such as the trajectory of the local economy. The value of real estate equities depends upon both the properties owned by a company and company management's ability to grow by skillfully deploying capital.

The Adviser believes that the best performing real estate equities over time are likely to be those that offer sustainable cash flow growth at the most attractive valuation. As such, the Adviser's research and investment process is designed to identify globally those companies where the magnitude and growth of cash flow streams have been appropriately reflected in the price of the security. These securities, therefore, trade at a more attractive valuation than others that may have similar overall fundamentals.

The Adviser seeks to identify these price distortions through the use of rigorous quantitative and fundamental investment research. The Adviser's fundamental research efforts are focused on forecasting the long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.

Currencies can have a dramatic impact on equity return, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, option on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates, or REMICs, and collateralized mortgage obligations, or CMOs. The Fund also may invest in short-term investment grade debt securities and other fixed-income securities.

The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("real estate equity securities"). The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into derivatives transactions, including options, futures, forwards and swap agreements.


PRINCIPAL RISKS

  o Market Risk: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.
  o Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.
  o Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.
  o Industry/Sector Risk: Investments in a particular industry or group of related industries, such as the real estate industry, may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund's investments.
  o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.
  o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of a Fund's investments or reduce its returns.
  o Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.
  o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.
  o Leverage Risk: When the Fund borrows money or otherwise leverages its Portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.
  o Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.


As with all investments, you may lose money by investing in the Fund.


BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:
  o  how the Fund's performance changed from year to year over ten years; and
  o how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").
The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.


Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  26.58   9.87    2.89   38.57   34.80   1.61    34.60   -9.07  -45.96   [_]
--------------------------------------------------------------------------------
   00      01      02      03      04      05      06      07      08      09

                                Calendar Year End (%)


During the period shown in the bar chart, the Fund's::
Best Quarter was up [16.40]%, [4th] quarter, [2004]; and Worst Quarter was down [-30.85]%, [4th] quarter,[2008].


PERFORMANCE TABLE
Average Annual Total Returns
(For the periods ended December 31, 2009)

                                            1 Year      5 Years**     10 Years**
--------------------------------------------------------------------------------
Class A*                                   [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class R                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class K                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class I                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction
for fees, expenses or taxes)               [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
MSCI World Index (net) (reflects no
deduction for fees, expenses or taxes
except for the reinvestment of dividends
net of non-U.S. withholding taxes)         [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
FTSE NAREIT Equity REIT Index (reflects
no deduction for fees, expenses or taxes)  [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
FTSE EPRA NAREIT Global Index (reflects
no deduction for fees, expenses or taxes)  [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.

** Inception date is 3/1/05 for Class R, Class K and Class I shares. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares respectively.


INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


Employee            Length of Service       Title
--------------------------------------------------------------------------------
Teresa Marziano     Since 2004              Senior Vice President of the Adviser
Prashant Tewari     Since December 2009     Vice President of the Adviser
Diane Won           Since December 2009     Senior Research Analyst


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page [____] of this Prospectus.

AllianceBernstein International Value Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)


                                                           Class A  Class R  Class K  Class I
                                                           Shares   Shares   Shares   Shares
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                               None     None     None      None
----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)  None     None     None      None
----------------------------------------------------------------------------------------------
Exchange Fee                                                None     None     None      None


Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)


                                            Class A   Class R   Class K  Class I
-------------------------------------------------------------------------------
Management Fees                             [_____]%  [_____]%  [____]%  [____]%
Distribution and/or Service (12b-1) Fees    [_____]%  [_____]%  [____]%  [____]%
Other Expenses:
  Transfer Agent                            [_____]%  [_____]%  [____]%  [____]%
  Other Expenses                            [_____]%  [_____]%  [____]%  [____]%
Total Other Expenses                        [_____]%  [_____]%  [____]%  [____]%
Total Annual Fund Operating Expenses        [_____]%  [_____]%  [____]%  [____]%
                                            --------  --------  -------  -------

--------------------------------------------------------------------------------

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:


                                           Class A   Class R   Class K   Class I
--------------------------------------------------------------------------------
After 1 Year                              $[_____]  $[_____]  $[_____]  $[_____]
After 3 Years                             $[_____]  $[_____]  $[_____]  $[_____]
After 5 Years                             $[_____]  $[_____]  $[_____]  $[_____]
After 10 Years                            $[_____]  $[_____]  $[_____]  $[_____]
--------------------------------------------------------------------------------


Portfolio Turnover

The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [_____]% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context.

Bernstein identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and Bernstein have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. Bernstein's proprietary quantitative expected return model ranks all potential investments in order from the highest to lowest expected return. The Fund does not simply purchase the top-ranked securities, but rather uses this tool to help guide fundamental analysts in pursuing their research. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. Bernstein focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.


A committee composed of senior investment professionals (the Investment Policy Group or IPG) reviews all analyst research performed for the Portfolio. The Chief Investment Officer and Director of Research of the Advisers Global Value Equities unit are part of the IPG and work closely with the analysts to evaluate those securities that appear to have the highest potential return. They then prioritize the research agenda and work with the analysts as the research is conducted. Analysts forecasts are brought to research review meetings and discussed with the Chief Investment Officer, Director of Research and other senior investment professionals. Research review discussions include the key controversies around the securities and the main analytical issues underlying the earnings forecasts. The objective is to clearly understand and evaluate the earnings prospects for the securities, as well as the risks and potential upside, and the attractiveness of each security relative to other investments. The Chief Investment Officer and Director of Research work in close collaboration to weigh each investment opportunity relative to the entire portfolio, and determine the timing for purchases and sales and the appropriate position size for a given security. The IPG oversees this process, providing additional viewpoints and risk oversight. Final security selection decisions are made by the Chief Investment Officer and Director of Research and are implemented by the Senior Portfolio Managers. Analysts remain responsible for monitoring new developments that would affect the securities they cover.


A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also analyzes relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. Bernstein may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when momentum is favorable.

The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities", and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS

  o Market Risk: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.
  o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.
  o Emerging Markets Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.
  o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of a Fund's investments or reduce its returns.
  o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.
  o Leverage Risk: When the Fund borrows money or otherwise leverages its Portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.
  o Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.


As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:
  o how the Fund's performance changed from year to year over the life of the Fund; and
  o how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.
You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").
The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.


Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a   -3.20   43.91   24.49   16.76    34.18    5.28  -53.54   [_]
--------------------------------------------------------------------------------
   00      01      02      03      04      05      06      07      08      09

                                Calendar Year End (%)


During the period shown in the bar chart, the Fund's:
Best Quarter was up [24.07]%, [2nd] quarter, [2003]; and Worst Quarter was down [-28.57]%, [4th] quarter, [2008].


Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2009)

                                                                       Since
                                            1 Year      5 Years**    Inception**
--------------------------------------------------------------------------------
Class A*                                   [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class R                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class K                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class I                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
MSCI EAFE Index (net) (reflects no
deduction for fees, expenses or taxes)
except the reinvestment of dividends
net of non-U.S. withholding                [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.

** Inception dates are 3/29/01 for Class A shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares respectively.


INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


Employee            Length of Service    Title
--------------------------------------------------------------------------------
Henry S. D'Auria    Since 2003           Senior Vice President of the Adviser
Sharon E. Fay       Since 2005           Executive Vice President of the Adviser
Eric J. Franco      Since 2006           Senior Vice President of the Adviser
Joseph G Paul       Since 2008           Senior Vice President of the Adviser
Kevin F. Simms      Since inception      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page [____] of this Prospectus.

AllianceBernstein Global Value Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)


                                                           Class A  Class R  Class K  Class I
                                                           Shares   Shares   Shares   Shares
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                               None     None     None      None
----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)  None     None     None      None
----------------------------------------------------------------------------------------------
Exchange Fee                                                None     None     None      None


Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)


                                            Class A   Class R   Class K  Class I
-------------------------------------------------------------------------------
Management Fees                             [_____]%  [_____]%  [____]%  [____]%
Distribution and/or Service (12b-1) Fees    [_____]%  [_____]%  [____]%  [____]%
Other Expenses:
  Transfer Agent                            [_____]%  [_____]%  [____]%  [____]%
  Other Expenses                            [_____]%  [_____]%  [____]%  [____]%
Total Other Expenses                        [_____]%  [_____]%  [____]%  [____]%
Total Annual Fund Operating Expenses        [_____]%  [_____]%  [____]%  [____]%
                                            -------   -------   -------  -------

--------------------------------------------------------------------------------

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:


                                           Class A   Class R   Class K   Class I
--------------------------------------------------------------------------------
After 1 Year                              $[_____]  $[_____]  $[_____]  $[_____]
After 3 Years                             $[_____]  $[_____]  $[_____]  $[_____]
After 5 Years                             $[_____]  $[_____]  $[_____]  $[_____]
After 10 Years                            $[_____]  $[_____]  $[_____]  $[_____]
--------------------------------------------------------------------------------


Portfolio Turnover

The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [_____]% of the average value of its portfolio.


PRINCIPAL STRATEGIES:

The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States, developed nations in Europe, and the Far East, Canada, Australia, and emerging market countries worldwide. Under normal circumstances, the Fund invests significantly (at least 40% - unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide. The Fund invests in companies that are determined by the Adviser to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their long-term earnings power.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings, free cash flow and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,700 companies worldwide. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. Bernstein focuses on the valuation implied by the current price, relative to the earnings the company is expected to be generating five years fromnow, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.



Analysts forecasts are brought to research review meetings and discussed with the Chief Investment Officer, Director of Research and other senior investment professionals. Research review discussions include the key controversies around the stock and the main analytical issues underlying the earnings forecast. The objective is to clearly understand and evaluate the earnings prospects for the stock, as well as the risks and potential upside, and the attractiveness of the stock relative to other investment opportunities. The Chief Officer and Director of Research work in close collaboration to weigh each investment opportunity relative to the entire portfolio, and determine timing for purchases and sales and the appropriate position size for a given stock. Final stock selection decisions are made by the Chief Investment Officer and Director of Research. Following the research review, analysts remain responsible for monitoring new developments that would affect the stocks they cover.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein analyzes relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. Bernstein may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when momentum is favorable.

The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities", and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS

  o Market Risk: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.
  o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.
  o Emerging Markets Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.
  o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of a Fund's investments or reduce its returns.
  o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.
  o Leverage Risk: When the Fund borrows money or otherwise leverages its Portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.
  o Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.


As with all investments, you may lose money by investing in the Fund.


BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:


  o how the Fund's performance changed from year to year over the life of the Fund; and


 o how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.


You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").
The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.


Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a   -14.74   34.86   18.28  14.57    26.88    1.16 -52.47   [_]
--------------------------------------------------------------------------------
   00      01      02      03      04      05      06      07      08      09

                                Calendar Year End (%)


During the period shown in the bar chart, the Fund's:
Best Quarter was up [20.72]%, [2nd] quarter, [2003]; and Worst Quarter was down [-28.78]%, [4th] quarter, [2008].


PERFORMANCE TABLE
Average Annual Total Returns
(For the periods ended December 31, 2009)

                                                                       Since
                                            1 Year      5 Years**    Inception**
--------------------------------------------------------------------------------
Class A*                                   [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class R                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class K                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
Class I                                    [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------
MSCI World Index (net) (reflects no
deduction for fees, expenses or taxes
except the reinvestment of dividends net
of non-U.S. withholding taxes)             [______]%    [_______]%    [_______]%
--------------------------------------------------------------------------------

      *Average annual total returns reflect imposition of the maximum contingent deferred sales charges.

      **Inception date is 3/29/01 for Class A shares and 3/1/05 for Class R, Class K and Class I shares. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares respectively.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


Employee            Length of Service    Title
--------------------------------------------------------------------------------
Henry S. D'Auria    Since 2005           Senior Vice President of the Adviser
Sharon E. Fay       Since 2003           Executive Vice President of the Adviser
Eric J. Franco      Since 2006           Senior Vice President of the Adviser
Kevin F. Simms      Since inception      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page [____] of this Prospectus.


ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES


  o  PURCHASE AND SALE OF FUND SHARES


Purchase Minimums*
--------------------------------------------------------------------------------
                                              Initial           Subsequent
--------------------------------------------------------------------------------
Class A/Class C Shares, including              $2,500               $50
traditional IRAs and Roth IRAs (Class B
shares are not currently offered to new
shareholders)
--------------------------------------------------------------------------------
Automatic Investment Program              Less than $2,500    $200 monthly until
                                                               account balance
                                                                reaches $2,500
--------------------------------------------------------------------------------
Advisor Class Shares (only available to        None                  None
fee-based programs or through other
limited arrangements)
--------------------------------------------------------------------------------


You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003 or telephone (800-221-5672).


  o  Tax Information

Each Fund may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.



  o  Payments to Financial Intermediaries

Financial intermediaries (such as a bank) market and sell shares of the Funds. A Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Funds' investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional information about each Fund's risks and investments can be found in the Funds' SAI.

Derivatives

Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).


The Funds' investments in derivatives may include, but are not limited to, the following:


o Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts may include the following:


     - Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". A Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

o Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

o Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options include the following:

     - Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

     - Options on Securities. A Fund may purchase or write a put or call option on securities. The Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Fund does not exercise an option, the premium it paid for the option will be lost. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.

     - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

o Swap Transactions -- A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The Funds' investments in swap transactions include the following:


     - Currency Swaps. The Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.


     - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash payment or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

o    Other Derivatives and Strategies

     - Currency Transactions. The Funds may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Funds' currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

     - Synthetic Foreign Equity Securities. The Funds may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.


     Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.


     The Funds will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

Convertible Securities

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities

Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments

Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

A Fund may invest in TBAmortgaged-backed securities. A TBA, or "To Be Announced", trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

Illiquid Securities

Under current Commission guidelines, the Funds limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Inflation-Protected Securities

Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

IPS tend to react to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Investment in Other Investment Companies

The Funds may invest in other investment companies as permitted by the Investment Company Act of 1940, or the 1940 Act, or the rules and regulations thereunder. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Loans of Portfolio Securities

For the purposes of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Mortgage-Backed Securities and Associated Risks

Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.

Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities, or SMBS, and other types of mortgage-backed securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. AllianceBernstein Global Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-backed securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrued on all classes of CMOs or REMICs on a monthly basis. AllianceBernstein Global Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, or the Code, and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although AllianceBernstein Global Real Estate Investment Fund does not intend to invest in residual interests.

Preferred Stock

The Funds may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements and Buy/Sell Back Transactions

Each Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Each Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Rights and Warrants

Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales

The Funds may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements

Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Foreign (Non-U.S.) Securities

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Funds than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

Algeria                      Hong Kong                       Poland
Argentina                    Hungary                         Qatar
Belize                       India                           Romania
Brazil                       Indonesia                       Russia
Bulgaria                     Israel                          Singapore
Chile                        Jamaica                         Slovakia
China                        Jordan                          Slovenia
Colombia                     Kazakhstan                      South Africa
Costa Rica                   Lebanon                         South Korea
Cote D'Ivoire                Malaysia                        Taiwan
Croatia                      Mexico                          Thailand
Czech Republic               Morocco                         Trinidad & Tobago
Dominican Republic           Nigeria                         Tunisia
Ecuador                      Pakistan                        Turkey
Egypt                        Panama                          Ukraine
El Salvador                  Peru                            Uruguay
Guatemala                    Philippines                     Venezuela

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies

A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund's NAV to fluctuate.

Additional Risk Considerations for Real Estate Investments Although

AllianceBernstein Global Real Estate Investment Fund does not invest directly in real estate, it invests primarily in securities of real estate companies and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

Additional Risk Considerations for Investments in the Utilities Industry

AllianceBernstein Utility Income Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's NAV. The U.S. utilities industry has experienced significant changes in recent years. Regulated electric utility companies in general have been favorably affected by the full or near completion of major construction programs and lower financing costs. In addition, many regulated electric utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utility stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that changes in regulatory policies or accounting standards will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Non-U.S. utility companies, like those in the United States, are generally subject to regulation, although the regulation may or may not be comparable to domestic regulation. Non-U.S. utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the United States. As in the United States, non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the United States and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the United States. The percentage of the Fund's assets invested in issuers of particular countries will vary.

Credit Ratings

Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as S&P, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Funds' Adviser:

o    investment grade or

o    below investment grade ("high yield securities" or "junk bonds").

The credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch, and with the addition of "high" or "low" in the case of Dominion Bond Rating Services Limited. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund's minimum rating category. For example, a Fund may purchase a security rated B1 by Moody's, or B- by S&P, provided the Fund may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other rating agencies.

Investment in Below Investment Grade Fixed-Income Securities

Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Future Developments

A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Changes in Investment Objectives and Policies

Each Fund's Board may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.

Temporary Defensive Position

For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity or other securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.

Portfolio Holdings

A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Funds' SAI.


INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus.


Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below.


HOW TO BUY SHARES

Class A, Class R, Class K and Class I shares are available at net asset value, or NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund ("group retirement plans"), as follows:


Class A shares offered through this Prospectus are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.


Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.


Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and also are available to certain institutional clients of the Adviser who invest at least $2,000,000 in a Fund.


Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Effective October 19, 2005, Class I shares were no longer available to AllianceBernstein-sponsored group retirement plan programs known as the "Informed Choice" programs.


Required Information

A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.


General

AllianceBernstein Investments, Inc., or ABI, may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.


THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees or CDSCs.


--------------------------------------------------------------------------------
      WHAT IS A RULE 12B-1 FEE?

      A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in a Fund's fee included in the Summary Information section above.
--------------------------------------------------------------------------------


Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

Each Fund has adopted a plan under Securities and Exchange Commission ("Commission") Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1 fees) fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:


                                                   Distribution and/or
                                                 Service (Rule 12b-1) Fee
                                                    (As a Percentage of
                                                  Aggregate Average Daily
                                                        Net Assets)

Class A                                                     0.30%
Class R                                                     0.50%
Class K                                                     0.25%
Class I                                                     None


Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. The higher fees mean a higher expense ratio, so Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely, Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A or Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial intermediary.


Class A Shares

Class A shares offered through this Prospectus do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. Purchases of Class A shares by AllianceBernstein or non-AllianceBernstein-sponsored group retirement plans may be subject to a 1% CDSC if terminated within one year. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.


Class R, Class K and Class I Shares

Class R, Class K and Class I shares do not have an initial sales charge or CDSC.


DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS

Each Fund offers distribution arrangements for group retirement plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and the Funds' SAI. Group retirement plans also may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.


PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries market and sell shares of the Funds. These financial intermediaries may receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you may pay.


--------------------------------------------------------------------------------
      WHAT IS A FINANCIAL INTERMEDIARY?

      A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.
--------------------------------------------------------------------------------


ABI may pay financial intermediaries selling Class A shares a fee of up to 1%. Up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.


For Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to these classes of shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.


--------------------------------------------------------------------------------
      Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

     -    upfront sales commissions;
     -    Rule 12b-1 fees;
     -    additional distribution support;
     -    defrayal of costs for educational seminars and training; and
     - payments related to providing shareholder recordkeeping and/or transfer agency services.

     Please read this Prospectus carefully for information on this compensation.
--------------------------------------------------------------------------------


Other Payments for Distribution Services and Educational Support

In addition to the Rule 12b-1 fees described above, some or all of which may be paid to financial intermediaries, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transaction charges.


For 2010, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately [_____]% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $[_____] million. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $15.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to allow ABI to provide information for educational and marketing purposes. ABI's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds.


The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the FundsTransfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the FundsAnnual Fund Operating Expenses" above.


--------------------------------------------------------------------------------
      If one mutual fund sponsor makes greater distribution assistance payments than another your financial intermediary may have an incentive to recommend one fund complex over another. Similarly if your financial advisor or his or her firm receives more distribution assistance for one share class versus another the financial intermediary may have an incentive to recommend that class.
--------------------------------------------------------------------------------


As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


Ameriprise Financial Services
AXA Advisors
Bank of America
Cadaret, Grant & Co.
CCO Investment Services Corp.
Chase Investment Services
Citigroup Global Markets
Commonwealth Financial Network
Donegal Securities
ING Advisors Network
LPL Financial Corporation
Merrill Lynch
Morgan Stanley & Co. Incorporated
Northwestern Mutual Investment Services
Raymond James
RBC Capital Markets Corporation
Robert W. Baird
SagePoint Financial, Inc.
UBS AG
UBS Financial Services
Wells Fargo Advisors
Wells Fargo Investments


Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.


HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser provided that the other Fund offers the same class of shares). Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment requirements set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange through your financial intermediary. In order to receive a day's NAV, your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.


HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange (the "Exchange") is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).


Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund's Board of Directors or Trustees (the "Board") has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.


Risks Associated With Excessive Or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.


Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.


A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.


Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


o Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.


o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.


o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).


HOW THE FUNDS VALUE THEIR SHARES

Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.


The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, if a Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of December 31, 2009 totaling approximately $[_______] billion (of which approximately $[______] billion represented assets of investment companies). As of December 31, 2009, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including [_____] of the nation's FORTUNE 100 companies), for public employee retirement funds in [______] states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are [______] registered investment companies managed by the Adviser, comprising [______] separate investment portfolios, with approximately [_______] million accounts.

The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser during its most recent fiscal year, a percentage of average daily net assets as follows:


                                                                             Fee as a Percentage of
                                                                               Average Daily Net      Fiscal Year
Fund                                                                                Assets*              Ended
AllianceBernstein Value Fund                                                          .55%           11/30/09
AllianceBernstein Small/Mid Cap Value Fund                                            .60%           11/30/09
AllianceBernstein Growth and Income Fund                                              .53%           10/31/09
AllianceBernstein Focused Growth & Income Fund                                        .55%           11/30/09
AllianceBernstein Balanced Shares                                                     .45%           11/30/09
AllianceBernstein Utility Income Fund                                                 .55%           11/30/09
AllianceBernstein Global Real Estate Investment Fund                                  .55%           11/30/09
AllianceBernstein International Value Fund                                            .65%           11/30/09
AllianceBernstein Global Value Fund                                                   .75%           11/30/09


*Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board's approval of each Fund's investment advisory agreement is available in the Fund's semi-annual report to shareholders for the period ended 5/31/09, except for AllianceBernstein Growth and Income Fund, which is available in the Fund's annual report to shareholders for the fiscal year ended shown in the table above.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS

The management of and investment decisions for the AllianceBernstein Growth and Income Fund and AllianceBernstein Focused Growth & Income Fund are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Funds, Mr. Frank Caruso, CFA, who is CIO of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of AllianceBernstein Growth and Income Fund (since 2004) and AllianceBernstein Focused Growth & Income Fund (since inception). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2005.


The day-to-day management of and investment decisions for AllianceBernstein Utility Income Fund are made by Ms. Annie Tsao, Senior Vice President and Research Analyst. Ms. Tsao has been responsible for the Fund's investments since prior to 2005, and has been associated with the Adviser in a substantially similar capacity to her current position since prior to 2005. Ms. Tsao is a member of the Adviser's Utility Research Team. In addition, Ms. Tsao relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.


The management of and investment decisions for AllianceBernstein Balanced Shares are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the U.S. Investment Grade Core Fixed-Income Team. Each Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.


While the members of the Balanced Shares Investment Team work jointly to determine the Fund's investment strategy, as of April 1, 2007, Mr. Frank Caruso, CFA, who is the CIO of the Relative Value Investment Team, and Mr. Aryeh Glatter, a member of the Relative Value Investment Team, are responsible for the day-to-day management of the equity component of the Fund's portfolio. Mr. Caruso, a Senior Vice President of the Adviser, has been a member of the Relative Value Investment Team since prior to 2005 and has collaborated with other members of the Relative Value Investment Team on the Fund's investments since prior to 2005. Mr. Glatter, a Senior Vice President of the Adviser, has been a member of the Relative Value Investment Team since prior to 2005 and has collaborated with other members of the Relative Value Investment Team on the Fund's investments since prior to 2005.

As of April 1, 2007, the U.S. Investment Grade Core Fixed-Income Team is responsible for day-to-day management of the debt component of the Fund's portfolio. The following table lists the persons within the U.S. Investment Grade Core Fixed-Income Team with the most significant responsibility for the day-to-day management of the debt component of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund's debt component, and each person's principal occupation during the past five years:


                                                                         Principal Occupation(s) During
Employee; Year; Title                                                        the Past Five (5) Years
--------------------------------------------------------------------------------------------------------------------
Alison M. Martier; since April 2007; Senior Vice              Senior Vice President of the Adviser, with which she
President of the Adviser and Director of the Fixed-Income     has been associated in a substantially similar
Senior Portfolio Management Team                              capacity to her current position since prior to 2005.

Greg J. Wilensky; since April 2007; Senior Vice President     Senior Vice President of the Adviser, with which he
of the Adviser and Director of Stable Value Investments       has been associated in a substantially similar
                                                              capacity to his current position since prior to 2005.

Shawn E. Keegan; since April 2007; Vice President of the      Vice President of the Adviser, with which he has
Adviser                                                       been associated in a substantially similar capacity
                                                              to his current position since prior to 2005.

Joran Laird; since April 2007; Vice President of the          Vice President of the Adviser, with which he has
Adviser                                                       been associated in a substantially similar capacity
                                                              to his current position since prior to 2005.

Douglas J. Peebles; since November 2007; Executive Vice       Executive Vice President of the Adviser, with which
President of the Adviser, and Chief Investment Officer        he has been associated in a substantially similar
and Head of Fixed-Income                                      capacity to his current position since prior to 2005.

Paul J. DeNoon; since January 2009; Senior Vice President     Senior Vice President of the Adviser, with which he
of the Adviser and Director of Emerging Market Debt           has been associated in a substantially similar
                                                              capacity to his current position since prior to 2005.


The management of, and investment decisions for, each of the other Funds' portfolios are made by the senior investment management teams. Each Senior Investment Management Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Fund's portfolio.


The following table lists the Senior Investment Management Teams, the persons within each Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


 Fund and
Responsible                                                                      Principal Occupation
   Group                                 Employee; Year; Title                   During the Past Five (5) Years
------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Value Fund             Joseph G. Paul; since October 2009;     Senior Vice President of the Adviser,
U.S. Value Senior Investment             Senior Vice President of the            with which he has been associated
Management Team                          Adviser and Co-Chief Investment         since prior to 2005. He is also
                                         Officer of US Large Cap Value           Co-Chief Investment Officer - US
                                         Equities, Chief Investment Officer      Large Cap Value Equities, Chief
                                         of North American value Equities,       Investment Officer - North American
                                         and Global Head of Diversified Value    Value Equities, and Global Head of
                                                                                 Diversified Value.  Until 2009, he
                                                                                 was Chief Investment Officer - Small
                                                                                 and Mid-Capitalization Value
                                                                                 Equities, Co-Chief Investment Officer
                                                                                 of Real Estate Investments, and Chief
                                                                                 Investment Officer of Advanced Value
                                                                                 since prior to 2005.

                                         David Yuen; since May 2008; Senior      Senior Vice President of the Adviser,
                                         Vice President of the Adviser and       with which he has been associated
                                         Co-Chief Investment Officer &           with since prior to 2005.   He is
                                         Director of Research of US Large        also Co-Chief Investment Officer &
                                         Cap Value equities and Chief            Director of Research--US Large Cap
                                         Investment Officer of Advanced Value    Value Equities and Chief Investment
                                                                                 Officer of Advanced Value.  Prior
                                                                                 thereto, he was Director of Research
                                                                                 for Emerging Markets Value Equities
                                                                                 since prior to 2005..

                                         Christopher W. Marx; since 2005;        Senior Vice President of the Adviser,
                                         Senior Vice President of the Adviser    with which he has been associated
                                                                                 since prior to 2005.

                                         John D. Phillips; since 2005;           Senior Vice President of the Adviser,
                                         Senior Vice President of the Adviser    with which he has been associated
                                                                                 since prior to 2005.

AllianceBernstein Small/Mid Cap Value    James W. MacGregor; since 2005;         Senior Vice President of the Adviser,
Fund                                     Senior Vice President of the            with which he has been associated
Small/Mid Cap Value Senior Investment    Adviser, Chief Investment Officer       since prior to 2005. He is also
Management Team                          and Director of Research of Small       currently Chief Investment Officer
                                         and Mid Cap Value Equities              and Director of Research--Small and
                                                                                 Mid Cap Value Equities.

                                         Joseph G. Paul; since 2002; Senior      Senior Vice President of the Adviser,
                                         Vice President of the Adviser and       with which he has been associated
                                         Global Head of Diversified Value        since prior to 2005. He is also
                                                                                 currently the Global Head of
                                                                                 Diversified Value. Previously, he was
                                                                                 Chief Investment Officer of Small-
                                                                                 and Mid-Capitalization Value Equities
                                                                                 from July 2002 until January 2009 and
                                                                                 Co-Chief Investment Officer of Global
                                                                                 Real Estate Investments from July
                                                                                 2004 until January 2009.

                                         Andrew J. Weiner; since 2005;           Senior Vice President of the Adviser,
                                         Senior Vice President of the            with which he has been associated
                                         Adviser and Senior Research Analyst     since prior to 2005. He is also a
                                                                                 Senior Research Analyst.

AllianceBernstein International Value    Sharon E. Fay; since 2005; Executive     Executive Vice President and Chief
Fund                                     Vice President of the Adviser. Head      Investment Officer of Global Value
International Value Senior Investment    of Bernstein Value Equities              Equities since prior to 2005. In
Management Team                          Business, and Chief Investment           2009, she became Head of Bernstein
                                         Officer of Global Value Equities         Value Equities Business.  Until
                                                                                  January 2006, she was Co-Chief
                                                                                  Investment Officer of European and
                                                                                  U.K. Value Equities at the Adviser,
                                                                                  since prior to 2005..

                                         Kevin F. Simms; since inception;         Senior Vice President of the Adviser,
                                         Senior Vice President of the             with which he has been associated
                                         Adviser, Co-Chief Investment Officer     since prior to 2005 and Co-Chief
                                         of International Value Equities,         Investment Officer of International
                                         Global Director of Value Research,       Value Equities at the Adviser since
                                         and Chief Investment Officer of          prior to 2005. He is also Director of
                                         Global Opportunities Hedge Fund          Research for International Value and
                                                                                  Global Value Equities at the Adviser
                                                                                  since prior to 2005.

                                         Henry S. D'Auria; since 2003; Senior     Senior Vice President of the Adviser,
                                         Vice President of the Adviser, Chief     with which he has been associated
                                         Investment Officer of Emerging           since prior to 2005, Chief Investment
                                         Markets Value Equities and Co-Chief      Officer of Emerging Markets Value
                                         Investment Officer of International      Equities since 2002 and Co-Chief
                                         Value Equities                           Investment Officer of International
                                                                                  Value Equities of the Adviser since
                                                                                  prior to 2005.

                                         Joseph G. Paul; since 2008; (see         (see above)
                                         above)

                                         Eric J. Franco; since 2006; Senior       Senior Vice President of the Adviser,
                                         Vice President of the Adviser            with which he has been associated
                                                                                  since prior to 2005.

AllianceBernstein Global Value Fund      Sharon E. Fay; since 2003; (see          (see above)
Global Value Senior Investment           above)
Management Team

                                         Kevin F. Simms; since inception;         (see above)
                                         (see above)

                                         Henry S. D'Auria; since 2005--; see       (see above)
                                         above)

                                         Joseph G. Paul; since 2008; (see         (see above)
                                         above)

                                         Eric J. Franco; since 2006; (see         (see above)
                                         above)

AllianceBernstein Global Real Estate     Teresa Marziano; since 2004; Senior      Senior Vice President of the Adviser,
Investment Fund                          Vice President of the Adviser and        with which she has been associated
Global REIT Senior Investment            Chief Investment Officer of Global       since prior to 2005, and Chief
Management Team                          Real Estate Investments                  Investment Officer of Global Real
                                                                                  Estate Investments. Prior thereto,
                                                                                  she was Co-Chief Investment Officer
                                                                                  of Global Real Estate Investments
                                                                                  since July 2004.

                                         Joseph G. Paul; since 2004; Senior       (see above)
                                         Vice President of the Adviser (see
                                         above)

Additional information about the Portfolio Managers may be found in the Funds' SAI.

LEGAL PROCEEDINGS

On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the affected Funds' shares or other adverse consequences to these funds. This may require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of these funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Funds.

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS

The performance shown above in the risk/return summary for AllianceBernstein Global Real Estate Investment Fund for periods prior to December 31, 2008 reflects the Fund's performance under its former investment policies, and may not be representative of the performance the Fund would have achieved had its current investment policies been in effect during such periods. Although the Fund has had limited performance history under its current investment policies, the investment team employed by the Adviser in managing the Fund has experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Global Real Estate Investments") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Fund they manage. The Global Real Estate Investments that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Fund, as a registered investment company, is subject and which, if applicable to the Global Real Estate Investments, may have adversely affected the performance of the Global Real Estate Investments.

Set forth below is performance data provided by the Adviser relating to the Global Real Estate Investments managed by the investment team that manages the Fund's assets. Performance data is shown for the period during which the investment team managed the Global Real Estate Investments through December 31, 2008. The aggregate assets for the Global Real Estate Investments managed by the investment team as of December 31, 2008 are also shown. The Global Real Estate Investments have a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Global Real Estate Investments, calculated on a monthly basis. Net-of-fees performance figures reflect the compounding effect of such fees.

The data has not been adjusted to reflect any fees that will be payable by the Fund, which may be higher than the fees imposed on the Global Real Estate Investments, and will reduce the returns of the Fund. Expenses associated with the distribution of Class A, Class B and Class C shares of the Fund in accordance with the plan adopted by the Board of the Fund under Commission Rule 12b-1 are also excluded. Except as noted, the performance data have also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Global Real Estate Investments on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for the Fund has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Global Real Estate Investments may produce different results, and the results for different periods may vary.

The FTSE EPRA/NAREIT Global Real Estate Index ("FTSE EPRA/NAREIT Global Index") is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

To the extent the investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Global Real Estate Investments. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees or expenses associated with the active management of a mutual fund.

The performance data below are provided solely to illustrate the investment team's performance in managing the Global Real Estate Investments as measured against certain broad based market indices. The performance of the Fund will be affected by the performance of the investment team managing the Fund's assets. If the investment team employed by the Adviser in managing the Fund were to perform relatively poorly, the performance of the Fund would suffer. Investors should not rely on the performance data of the Global Real Estate Investments as an indication of future performance of all or any portion of the Fund.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the Fund's performance. The use of methodology different from that used to calculate performance could result in different performance data.


                                                   Global Real Estate Investments
                                                       Net of fees performance
                                                       As of December 31, 2009

                                                     Assets                                            Since
                                                  (in millions)      1 Year        3 Years**       Inception**+
Global Real Estate*                                $[________]      [______]%      [_______]%       [________]%
FTSE EPRA/NAREIT Global Index                                       [______]%      [_______]%       [________]%
--------------------------------------------------------------------------------------------------------------------

*  Inception date is 9/30/2003.

** Periods greater than one year are annualized.

+ The since inception benchmark returns begin on the closest month-end to the Fund's inception date.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may be paid for each plan participant fund account in amounts up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan services are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year. Investments made through a 401(k) plans, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described below apply only to investments made other than by such plans.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2010, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to AllianceBernstein Global Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

Non-U.S. Shareholders

If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAIs for information on how you will be taxed as a result of holding shares in a Fund.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding," does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY
--------------------------------------------------------------------------------

Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress).

Barclays Capital U.S. Aggregate Index is exceptionally broad-based, incorporating more than 9,200 issuers and having a market value of over $9.4 trillion securities (as of August 1, 2007). Index components include: debt instruments representing U.S. Treasury, government-related, corporate, mortgage-backed securities, and asset-backed securities and commercial mortgage-backed securities.

FTSE EPRA NAREIT Global Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

FTSE NAREIT EQUITY REIT Index is designed to present investors with a comprehensive family of REIT performance indices that span the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indices provide the facility to concentrate commercial real estate exposure in more selected markets.

MSCI EAFE Index is a stock market index of foreign stocks, from the perspective of a North American investor. The index is market capitalization weighted (meaning that the weight of securities is determined based on their respective market capitalizations.) The index targets coverage of 85% of the market capitalization of the equity market of all countries that are a part of the index. The EAFE acronym stands for "Europe, Australasia, and Far East".

MSCI World Index is a free float-adjusted market capitalization index designed to measure developed-market equity performance throughout the world.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P Utilities Index contains all bonds in Standard & Poor's/Investortools Municipal Bond Index Universe from The Public Power, Water & Sewer, Resource Recovery, and Other Utility Sector.

                      (This page intentionally left blank.)

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information for the three most recently completed fiscal years has been audited by [____________], the independent registered public accounting firm for AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund, [________________], the independent registered public accounting firm for AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein Focused Growth & Income Fund, AllianceBernstein Global Real Estate Investment Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund for all years or periods presented. This information for the years or periods prior to the three most recent fiscal years for AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund has been audited by these Funds' previous independent registered public accounting firm. The reports of the independent registered public accounting firms, along with each Fund's financial statements, are included in each Fund's Annual Report, which is available upon request.


                                            Income from Investment Operations              Less Dividends and Distributions
                                  -----------------------------------------------------  -----------------------------------
                                                  Net Gains
                                                 or Losses on
                       Net Asset      Net        Investments                             Dividends     Tax
                         Value,   Investment        (both      Contribution  Total from   from Net   Return   Distributions
                       Beginning    Income       realized and      from      Investment  Investment    of      from Capital
Fiscal Year or Period  of Period  (Loss) (a)     unrealized)     Adviser     Operations    Income    Capital      Gains
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Value Fund
Class A
Year ended 11/30/09    $[___]     $[____]        $[____]       $[____]       $[____]     $[____]     $[___]       $[___]
Year ended 11/30/08     14.00        .24          (5.95)         0.00         (5.71)       (.27)       0.00        (.94)
Year ended 11/30/07     14.65        .24           (.23)         0.00           .01        (.19)       0.00        (.47)
Year ended 11/30/06     13.25        .21           2.09          0.00          2.30        (.20)       0.00        (.70)
Year ended 11/30/05     12.63        .17            .82          0.00           .99        (.14)       0.00        (.23)

Class R
Year ended 11/30/09    $[___]     $[____]        $[____]       $[____]       $[____]     $[____]     $[___]       $[___]
Year ended 11/30/08     13.91        .20          (5.90)         0.00         (5.70)       (.25)       0.00        (.94)
Year ended 11/30/07     14.60        .21           (.24)         0.00          (.03)       (.19)       0.00        (.47)
Year ended 11/30/06     13.23        .16           2.08          0.00          2.24        (.17)       0.00        (.70)
Year ended 11/30/05     12.63        .14            .82          0.00           .96        (.13)       0.00        (.23)

Class K
Year ended 11/30/09    $[___]     $[____]        $[____]       $[____]       $[____]     $[____]     $[___]       $[___]
Year ended 11/30/08     13.95        .26(h)       (5.93)         0.00         (5.67)       (.31)       0.00        (.94)
Year ended 11/30/07     14.59        .28(h)        (.25)         0.00           .03        (.20)       0.00        (.47)
Year ended 11/30/06     13.26        .20           2.09          0.00          2.29        (.26)       0.00        (.70)
3/01/05(i)to 11/30/05   12.84        .17            .25          0.00           .42        0.00        0.00        0.00

Class I
Year ended 11/30/09    $[___]     $[____]        $[____]       $[____]       $[____]     $[____]     $[___]       $[___]
Year ended 11/30/08     14.01        .28          (5.95)         0.00         (5.67)       (.31)       0.00        (.94)
Year ended 11/30/07     14.66        .28           (.23)         0.00           .05        (.23)       0.00        (.47)
Year ended 11/30/06     13.29        .24           2.09          0.00          2.33         .26        0.00        (.70)
3/01/05(i) to 11/30/05  12.84        .16            .29          0.00           .45        0.00        0.00        0.00

AllianceBernstein
Small/Mid Cap Value
Fund
Class A
Year ended 11/30/09    $[___]     $[____]        $[____]       $[____]       $[____]     $[____]     $[___]       $[___]
Year ended 11/30/08     16.77        .09(e)       (6.29)         0.00         (6.20)       (.03)       0.00       (1.36)
Year ended 11/30/07     17.89        .09(e)         .60          0.00           .69        (.12)       0.00       (1.69)
Year ended 11/30/06     17.63        .08(e)        2.17          0.00          2.25        0.00        0.00       (1.99)
Year ended 11/30/05     17.23        .02(e)        1.58          0.00          1.60        0.00        0.00       (1.20)

Class R
Year ended 11/30/09    $[___]     $[____]        $[____]       $[____]       $[____]     $[____]     $[___]       $[___]
Year ended 11/30/08     16.66        .06(e)       (6.24)         0.00         (6.18)       (.02)       0.00       (1.36)
Year ended 11/30/07     17.82        .05(e)         .61          0.00           .66        (.13)       0.00       (1.69)
Year ended 11/30/06     17.60        .06(e)        2.15          0.00          2.21        0.00        0.00       (1.99)
Year ended 11/30/05     17.21       (.01)(e        1.60          0.00          1.59        0.00        0.00       (1.20)

Class K
Year ended 11/30/09    $[___]     $[____]        $[____]       $[____]       $[____]     $[____]     $[___]       $[___]
Year ended 11/30/08     16.74        .10(e)       (6.27)         0.00        (6.17)        (.07)       0.00       (1.36)
Year ended 11/30/07     17.91        .08(e)         .62          0.00           .70        (.18)       0.00       (1.69)
Year ended 11/30/06     17.64        .15(e)        2.11          0.00          2.26        0.00        0.00       (1.99)
3/01/05(i)to 11/30/05   16.81        .03(e)         .80          0.00           .83        0.00        0.00        0.00

Class I
Year ended 11/30/09    $[___]     $[____]        $[____]       $[____]       $[____]     $[____]     $[___]       $[___]
Year ended 11/30/08     16.84        .13(e)       (6.30)         0.00         (6.17)       (.11)       0.00       (1.36)
Year ended 11/30/07     17.98        .12(e)         .62          0.00           .74        (.19)       0.00       (1.69)
Year ended 11/30/06     17.66        .13(e)        2.18          0.00          2.31        0.00        0.00       (1.99)
3/01/05(i)to 11/30/05   16.81        .07(e)         .78          0.00           .85        0.00        0.00        0.00

AllianceBernstein
Growth and Income
Fund
Class A
Year ended 10/31/09    $[___]     $[____]        $[____]       $[____]       $[____]     $[____]     $[___]       $[___]
Year ended 10/31/08      4.82        .04          (1.92)         0.00(k)      (1.88)       (.05)       0.00        (.40)
Year ended 10/31/07      4.31        .05            .47           .04           .56        (.05)       0.00        0.00
Year ended 10/31/06      3.73        .04            .57          0.00           .61        (.03)       0.00        0.00
Year ended 10/31/05      3.48        .04            .23          0.00           .27        (.02)       0.00        0.00

Class R
Year ended 10/31/09    $[___]     $[____]        $[____]       $[____]       $[____]     $[____]     $[___]       $[___]
Year ended 10/31/08      4.77        .03          (1.90)         0.00(k)      (1.87)       (.03)       0.00        (.40)
Year ended 10/31/07      4.27        .04            .47           .04           .55        (.05)       0.00        0.00
Year ended 10/31/06      3.72        .03            .56          0.00           .59        (.04)       0.00        0.00
Year ended 10/31/05      3.48        .01            .25          0.00           .26        (.02)       0.00        0.00

Class K
Year ended 10/31/09    $[___]     $[____]        $[____]       $[____]       $[____]     $[____]     $[___]       $[___]
Year ended 10/31/08      4.82        .04          (1.91)         0.00(k)      (1.87)       (.07)       0.00        (.40)
Year ended 10/31/07      4.31        .04            .50           .04           .58        (.07)       0.00        0.00
Year ended 10/31/06      3.74        .04            .57          0.00           .61        (.04)       0.00        0.00
3/01/05(i) to 10/31/05   3.79        .03           (.07)         0.00          (.04)       (.01)       0.00        0.00

Class I
Year ended 10/31/09    $[___]     $[____]        $[____]       $[____]       $[____]     $[____]     $[___]       $[___]
Year ended 10/31/08      4.83        .05          (1.92)         0.00(k)      (1.87)       (.07)       0.00        (.40)
Year ended 10/31/07      4.32        .06            .48           .04           .58        (.07)       0.00        0.00
Year ended 10/31/06      3.74        .05            .58          0.00           .63        (.05)       0.00        0.00
3/01/05(i) to 10/31/05   3.79        .04           (.08)         0.00          (.04)       (.01)       0.00        0.00

Please refer to the footnotes on pages [____] and [____].


   Less Distributions                             Ratios/Supplemental Data
-------------------------              -----------------------------------------------
                                       Net
                                       Assets
Total                                  End of      Ratio of     Ratio of Net
Dividends      Net Asset               Period      Expenses    Income (Loss)   Portfolio
and            Value, End    Total     (000s      to Average     to Average     Turnover
Distributions  of Period   Return (b)  omitted)   Net Assets     Net Assets       Rate
----------------------------------------------------------------------------------------

$[___]         $[____]     [____]%       $[____]   [____]%        [____]%        [___]%
(1.21)            7.08     (44.60)(c)    112,991      1.07           2.17            23
 (.66)           14.00       (.01)       367,098      1.02           1.62            28
 (.90)           14.65      18.47        314,824      1.04(d)        1.44(d)         19
 (.37)           13.25       8.04        230,269      1.16           1.31            25


$[___]         $[____]      [____]%      $[____]   [____]%        [____]%        [___]%
(1.19)            7.02     (44.75)(c)      3,470      1.33           1.93            23
 (.66)           13.91       (.33)         5,940      1.32           1.43            28
 (.87)           14.60      18.01          1,983      1.36(d)        1.20(d)         19
 (.36)           13.23       7.77            757      1.40           1.06            25


$[___]         $[____]      [____]%      $[____]   [____]%        [____]%        [___]%
(1.25)            7.03     (44.59)(c)      5,039       .88(g)        2.37(h)         23
 (.67)           13.95        .11         12,195       .83(g)        1.99(h)         28
 (.96)           14.59      18.51          1,651       .99(d)        1.50(d)         19
 0.00            13.26       3.27          1,123      1.10(j)        2.93(j)         25


$[___]         $[____]      [____]%      $[____]   [____]%        [____]%        [___]%
(1.25)            7.09     (44.39)(c)     60,713       .65           2.59            23
 (.70)           14.01        .26        137,500       .72           1.88            28
 (.96)           14.66      18.76        148,342       .74(d)        1.77(d)         19
 0.00            13.29       3.51         36,790       .83(j)        1.78(j)         25



$[___]         $[____]      [____]%      $[____]   [____]%        [____]%        [___]%
(1.39)            9.18     (40.35)% c)   300,760      1.15(g)         .62(e)         48
(1.81)           16.77       4.10        571,165      1.15(d)(g)      .54(d)(e)      30
(1.99)           17.89      14.11        533,763      1.15(d)(g)      .47(d)(e)      54
(1.20)           17.63       9.82        418,217      1.15(g)         .14(e)         42


$[___]         $[____]      [____]%      $[____]   [____]%        [____]%        [___]%
(1.38)            9.10     (40.50)(c)     30,639      1.35(g)         .44(e)         48
(1.82)           16.66       3.95         40,382      1.35(d)(g)      .26(d)(e)      30
(1.99)           17.82      13.88         19,372      1.35(d)(g)      .33(d)(e)      54
(1.20)           17.60       9.77          2,463      1.35(g)        (.03)(e)        42


$[___]         $[____]      [____]%      $[____]   [____]%        [____]%        [___]%
(1.43)            9.14     (40.36)(c)     12,447      1.10(g)         .69(e)         48
(1.87)           16.74       4.14         18,514      1.10(d)(g)      .48(d)(e)      30
(1.99)           17.91      14.16          5,211      1.10(d)(g)      .92(d)(e)      54
 0.00            17.64       4.94             64      1.10(e)(j)      .31(e)(j)      42


$[___]         $[____]      [____]%      $[____]   [____]%        [____]%        [___]%
(1.47)            9.20     (40.20)(c)     75,045       .85(g)         .93(e)         48
(1.88)           16.84       4.38        133,438       .84(d)(g)      .69(d)(e)      30
(1.99)           17.98      14.46         17,420       .85(d)(g)      .79(d)(e)      54
 0.00            17.66       5.06          6,738       .85(e)(j)      .59(e)(j)      42



$[___]         $[____]      [____]%      $[____]   [____]%        [____]%        [___]%
 (.45)            2.49     (42.92)(c)  1,180,153      1.04           1.09           183
 (.05)            4.82      13.10(c)   2,470,801       .95(d)        1.11(d)         59
 (.03)            4.31      16.47      2,411,515      1.00(d)         .99(d)         56
 (.02)            3.73       7.77      2,553,632      1.06           1.19            63


$[___]         $[____]      [____]%      $[____]   [____]%        [____]%        [___]%
 (.43)            2.47     (42.99)(c)      1,848      1.24            .87           183
 (.05)            4.77      12.98(c)       2,696      1.27(d)         .80(d)         59
 (.04)            4.27      16.03          3,682      1.29(d)         .68(d)         56
 (.02)            3.72       7.36          1,625      1.42            .56            63


$[___]         $[____]      [____]%      $[____]   [____]%        [____]%        [___]%
 (.47)            2.48     (42.93)(c)      3,606      1.02           1.11           183
 (.07)            4.82      13.56(c)       6,705       .88(d)         .91(d)         59
 (.04)            4.31      16.28            102       .96(d)        1.02(d)         56
 (.01)            3.74      (1.02)            10      1.03(j)         .79(j)         63


$[___]         $[____]      [____]%      $[____]   [____]%        [____]%        [___]%
 (.47)            2.49     (42.82)(c)      1,629       .68           1.42           183
 (.07)            4.83      13.58(c)         962       .62(d)        1.41(d)         59
 (.05)            4.32      16.84            574       .67(d)        1.27(d)         56
 (.01)            3.74       (.97)            10       .74(j)        1.08(j)         63

                                            Income from Investment Operations              Less Dividends and Distributions
                                  -----------------------------------------------------  -----------------------------------
                                                  Net Gains
                                                 or Losses on
                       Net Asset      Net        Investments                             Dividends     Tax
                         Value,   Investment        (both      Contribution  Total from   from Net   Return   Distributions
                       Beginning    Income       realized and      from      Investment  Investment    of      from Capital
Fiscal Year or Period  of Period  (Loss) (a)     unrealized)     Adviser     Operations    Income    Capital      Gains
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Focused Growth & Income
Fund
Class A
Year ended 11/30/09    $[___]     $[____]        $[____]       $[____]       $[____]     $[____]     $[__]        $[___]
Year ended 11/30/08     16.51        .04          (5.63)         0.00         (5.59)       (.11)       0.00        (3.10)
Year ended 11/30/07     16.13        .11           1.91          0.00          2.02        (.08)       0.00        (1.56)
Year ended 11/30/06     15.42        .09           1.54          0.00          1.63        0.00        0.00         (.92)
Year ended 11/30/05     14.69        .05            .93          0.00           .98        (.10)       0.00         (.15)

Class R
Year ended 11/30/09    $[___]     $[____]        $[____]       $[____]       $[____]     $[____]     $[___]       $[___]
Year ended 11/30/08     16.39        .03          (5.58)         0.00         (5.55)       (.10)       0.00        (3.10)
Year ended 11/30/07     16.06        .07           1.90          0.00          1.97        (.08)       0.00        (1.56)
Year ended 11/30/06     15.39        .06           1.53          0.00          1.59        0.00        0.00         (.92)
Year ended 11/30/05     14.66        .03            .92          0.00           .95        (.07)       0.00         (.15)

Class K
Year ended 11/30/09    $[___]     $[____]        $[____]       $[____]       $[____]     $[____]     $[___]       $[___]
Year ended 11/30/08     16.48        .04          (5.58)         0.00         (5.54)       (.16)       0.00        (3.10)
Year ended 11/30/07     16.17        .12           1.90          0.00          2.02        (.15)       0.00        (1.56)
Year ended 11/30/06     15.43        .15           1.51          0.00          1.66        0.00        0.00         (.92)
3/01/05(i) to 11/30/05  15.27        .05            .11          0.00           .16        0.00        0.00         0.00

Class I
Year ended 11/30/09    $[___]     $[____]        $[____]       $[____]       $[____]     $[____]     $[___]       $[___]
Year ended 11/30/08     16.61        .10          (5.65)         0.00         (5.55)       (.19)       0.00        (3.10)
Year ended 11/30/07     16.25        .14           1.95          0.00          2.09        (.17)       0.00        (1.56)
Year ended 11/30/06     15.47        .19           1.51          0.00          1.70        0.00        0.00         (.92)
3/01/05(i) to 11/30/05  15.27        .09            .11          0.00           .20        0.00        0.00         0.00

AllianceBernstein
Balanced Shares
Class A
Year ended 11/30/09    $[___]     $[____]        $[____]       $[____]       $[____]     $[____]     $[___]       $[___]
Year ended 11/30/08     18.28        .34          (5.85)         0.00         (5.51)       (.36)       0.00        (1.35)
Year ended 11/30/07     18.29        .38            .46           .03           .87        (.39)       0.00         (.49)
Year ended 11/30/06     17.60        .34           1.61          0.00(k)       1.95        (.32)       0.00         (.94)
Year ended 11/30/05     16.81        .28            .81          0.00          1.09        (.30)       0.00         0.00

Class R
Year ended 11/30/09    $[___]     $[____]        $[____]       $[____]       $[____]     $[____]     $[___]       $[___]
Year ended 11/30/08     18.23        .31          (5.85)         0.00         (5.54)       (.32)       0.00        (1.35)
Year ended 11/30/07     18.25        .34            .43           .03           .80        (.33)       0.00         (.49)
Year ended 11/30/06     17.58        .30           1.58          0.00(k)       1.88        (.27)       0.00         (.94)
Year ended 11/30/05     16.80        .24            .82          0.00          1.06        (.28)       0.00         0.00

Class K
Year ended 11/30/09    $[___]     $[____]        $[____]       $[____]       $[____]     $[____]     $[___]       $[___]
Year ended 11/30/08     18.24        .35          (5.85)         0.00         (5.50)       (.36)       0.00        (1.35)
Year ended 11/30/07     18.28        .42            .40           .03           .85        (.40)       0.00         (.49)
Year ended 11/30/06     17.60        .65           1.29(m)       0.00(k)       1.94        (.32)       0.00         (.94)
3/01/05(i) to 11/30/05  17.34        .22            .24          0.00           .46        (.20)       0.00         0.00

Class I
Year ended 11/30/09    $[___]     $[____]        $[____]       $[____]       $[____]     $[____]     $[___]       $[___]
Year ended 11/30/08     18.26        .42          (5.87)         0.00         (5.45)       (.42)       0.00        (1.35)
Year ended 11/30/07     18.27        .44            .45           .03           .92        (.44)       0.00         (.49)
Year ended 11/30/06     17.60        .39           1.60          0.00(k)       1.99        (.38)       0.00         (.94)
3/01/05(i) to 11/30/05  17.34        .24            .26          0.00           .50        (.24)       0.00         0.00

AllianceBernstein
Utility Income Fund
Class A
Year ended 11/30/09    $[___]     $[____]        $[____]       $[____]       $[____]     $[____]     $[___]       $[___]
Year ended 11/30/08     25.72        .52          (9.04)         0.00         (8.52)       (.52)       0.00         0.00
Year ended 11/30/07     21.39        .51           4.28          0.00          4.79        (.46)       0.00         0.00
Year ended 11/30/06     17.82        .47           3.55          0.00          4.02        (.45)       0.00         0.00
Year ended 11/30/05     15.54        .43           2.39          0.00          2.82        (.54)       0.00         0.00

Class R
Year ended 11/30/09    $[___]     $[____]        $[____]       $[____]       $[____]     $[____]     $[___]       $[___]
Year ended 11/30/08     25.65        .47          (9.03)         0.00         (8.56)       (.45)       0.00         0.00
Year ended 11/30/07     21.37        .49           4.23          0.00          4.72        (.44)       0.00         0.00
Year ended 11/30/06     17.81        .44           3.55          0.00          3.99        (.43)       0.00         0.00
3/01/05(i) to 11/30/05  16.33        .31           1.50          0.00          1.81        (.33)       0.00         0.00

Class K
Year ended 11/30/09    $[___]     $[____]        $[____]       $[____]       $[____]     $[____]     $[___]       $[___]
Year ended 11/30/08     25.70        .56          (9.06)         0.00         (8.50)       (.53)       0.00         0.00
Year ended 11/30/07     21.40        .54           4.25          0.00          4.79        (.49)       0.00         0.00
Year ended 11/30/06     17.82        .49           3.57          0.00          4.06        (.48)       0.00         0.00
3/01/05(i) to 11/30/05  16.33        .35           1.50          0.00          1.85        (.36)       0.00         0.00

Class I
Year ended 11/30/09    $[___]     $[____]        $[____]       $[____]       $[____]     $[____]     $[___]       $[___]
Year ended 11/30/08     25.70        .64          (9.07)         0.00         (8.43)       (.60)       0.00         0.00
Year ended 11/30/07     21.38        .62           4.25          0.00          4.87        (.55)       0.00         0.00
Year ended 11/30/06     17.81        .72           3.38          0.00          4.10        (.53)       0.00         0.00
3/01/05(i) to 11/30/05  16.33        .39           1.49          0.00          1.88        (.40)       0.00         0.00

Please refer to the footnotes on pages [___] and [____].

   Less Distributions                             Ratios/Supplemental Data
-------------------------              -----------------------------------------------
                                       Net
                                       Assets
Total                                  End of      Ratio of     Ratio of Net
Dividends      Net Asset               Period      Expenses    Income (Loss)   Portfolio
and            Value, End    Total     (000s      to Average     to Average     Turnover
Distributions  of Period   Return (b)  omitted)   Net Assets     Net Assets       Rate
----------------------------------------------------------------------------------------
$[____]        $[____]        [____]%     $[____]     [____]%    [____]%      [_____]%
  (3.21)          7.71         (42.15)(c)  62,968        1.34        .38           339
  (1.64)         16.51          13.59     136,849        1.21(l)     .68           154
   (.92)         16.13          11.20     134,079        1.21(d)     .59(d)        133
   (.25)         15.42           6.67     175,285        1.27        .36           152


$[____]        $[____]        [____]%     $[____]     [____]%    [____]%      [_____]%
  (3.20)          7.64         (42.22)(c)   1,141        1.49        .23           339
  (1.64)         16.39          13.32       2,329        1.43(l)     .46           154
   (.92)         16.06          10.94       1,665        1.44(d)     .42(d)        133
   (.22)         15.39           6.47         928        1.60        .19           152


$[____]        $[____]        [____]%     $[____]     [____]%    [____]%      [_____]%
  (3.26)          7.68         (42.05)(c)     352        1.22        .38           339
  (1.71)         16.48          13.61       2,479        1.13(l)     .78           154
   (.92)         16.17          11.39         335        1.04(d)     .96(d)        133
   0.00          15.43           1.05          10        1.23(j)     .48(j)        152


$[____]        $[____]        [____]%     $[____]     [____]%    [____]%      [_____]%
  (3.29)          7.77         (41.81)(c)       5         .83        .77           339
  (1.73)         16.61          14.00          23         .78(l)     .87           154
   (.92)         16.25          11.64         248         .73(d)    1.34(d)        133
   0.00          15.47           1.31          10         .96(j)     .77(j)        152



$[____]        $[____]        [____]%     $[____]     [____]%    [____]%      [_____]%
  (1.71)         11.06         (33.06)(c) 452,619         .97       2.30           118
   (.88)         18.28           4.82(c)  956,157         .92       2.10            66
  (1.26)         18.29          11.81     972,991         .88(d)    2.00(d)         52
   (.30)         17.60           6.55     935,414        1.04       1.64            57
   (.24)         16.81          12.78     788,685         .97(g)    1.93(e)(f)      58


$[____]        $[____]        [____]%     $[____]     [____]%    [____]%      [_____]%
  (1.67)         11.02         (33.27)(c)   5,753        1.25       2.06           118
   (.82)         18.23           4.47(c)    8,432        1.24       1.83            66
  (1.21)         18.25          11.37       3,197        1.22(d)    1.72(d)         52
   (.28)         17.58           6.36       1,393        1.33       1.39            57


$[____]        $[____]        [____]%     $[____]     [____]%    [____]%      [_____]%
  (1.71)         11.03         (33.07)(c)   5,437         .97       2.35           118
   (.89)         18.24           4.74(c)    7,715         .93       2.14            66
  (1.26)         18.28          11.74         285         .91(d)    2.15(d)         52
   (.20)         17.60           2.68          10        1.01(j)    1.69(j)         57


$[____]        $[____]        [____]%     $[____]     [____]%    [____]%      [_____]%
  (1.77)         11.04         (32.84)(c)  18,409         .62       2.72           118
   (.93)         18.26           5.12(c)    2,748         .60       2.40            66
  (1.32)         18.27          12.07       3,968         .59(d)    2.28(d)         52
   (.24)         17.60           2.93       4,128         .81(j)    2.41(j)         57



$[____]        $[____]        [____]%     $[____]     [____]%    [____]%      [_____]%
   (.52)         16.68         (33.67)(c)  92,874        1.25       2.26            41
   (.46)         25.72          22.65     144,950        1.20(l)    2.18            34
   (.45)         21.39          22.98     110,183        1.32(d)    2.45(d)         49
   (.54)         17.82          18.42      77,696        1.44       2.54            47


$[____]        $[____]        [____]%     $[____]     [____]%    [____]%      [_____]%
   (.45)         16.64         (33.83)(c)     692        1.52       2.14            41
   (.44)         25.65          22.32         526        1.48(l)    2.02            34
   (.43)         21.37          22.80          58        1.47(d)    2.30(d)         49
   (.33)         17.81          11.16          11        1.68(j)    2.41(j)         47


$[____]        $[____]        [____]%     $[____]     [____]%    [____]%      [_____]%
   (.53)         16.67         (33.63)(c)   1,360        1.24       2.42            41
   (.49)         25.70          22.64       1,298        1.17(l)    2.27            34
   (.48)         21.40          23.21         437        1.18(d)    2.74(d)         49
   (.36)         17.82          11.44          11        1.37(j)    2.73(j)         47


$[____]        $[____]        [____]%     $[____]     [____]%    [____]%      [_____]%
   (.60)         16.67         (33.42)(c)   1,013         .95       2.92            41
   (.55)         25.70          23.07         139         .85(l)    2.57            34
   (.53)         21.38          23.53          38         .87(d)    3.20(d)         49
   (.40)         17.81          11.61          11        1.08(j)    3.01(j)         47

                                                 Income from Investment Operations                Less Dividends and Distributions
                                        -----------------------------------------------------   ------------------------------------
                                                     Net Gains or
                                                       Losses on
                            Net Asset       Net       Investments                               Dividends              Distributions
                             Value,      Investment      (both                     Total from    from Net     Tax           from
                            Beginning      Income    realized and   Contribution   Investment   Investment   Return       Capital
Fiscal Year or Period       of Period    (Loss) (a)   unrealized)   from Adviser   Operations     Income    of Capital     Gains
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Real Estate Investment Fund
Class A
Year ended 11/30/09         $[___]       $[____]       $[____]        $[____]      $[____]      $[____]     $[___]         $[___]
Year ended 11/30/08          25.53           .26         (9.51)          0.00        (9.25)        (.53)      (.18)         (8.14)
Year ended 11/30/07          30.00           .35         (1.86)          0.00        (1.51)        (.28)      0.00          (2.68)
Year ended 11/30/06          22.04           .15          8.06           0.00         8.21         (.25)      0.00           0.00
Year ended 11/30/05          19.15           .32          2.87           0.00         3.19         (.30)      0.00           0.00

Class R
Year ended 11/30/09         $[___]       $[____]       $[____]        $[____]      $[____]      $[____]     $[___]         $[___]
Year ended 11/30/08          25.46           .23         (9.47)          0.00        (9.24)        (.51)      (.17)         (8.14)
Year ended 11/30/07          29.97           .06         (1.66)          0.00        (1.60)        (.23)      0.00          (2.68)
Year ended 11/30/06          22.01          (.22)(m)      8.38           0.00         8.16         (.20)      0.00           0.00
3/01/05(i) to 11/30/05       18.97           .39          2.81           0.00         3.20         (.16)      0.00           0.00

Class K
Year ended 11/30/09         $[___]       $[____]       $[____]        $[____]      $[____]      $[____]     $[___]         $[___]
Year ended 11/30/08          25.46           .27         (9.48)          0.00        (9.21)        (.53)      (.18)         (8.14)
Year ended 11/30/07          29.96           .36(m)      (1.15)          0.00        (1.51)        (.31)      0.00          (2.68)
Year ended 11/30/06          22.03          (.07)(m)      8.28           0.00         8.21         (.28)      0.00           0.00
3/01/05(i) to 11/30/05       18.97           .38          2.87           0.00         3.25         (.19)      0.00           0.00

Class I
Year ended 11/30/09         $[___]       $[____]       $[____]        $[____]      $[____]      $[____]     $[___]         $[___]
Year ended 11/30/08          25.49           .38         (9.53)          0.00        (9.15)        (.59)      (.20)         (8.14)
Year ended 11/30/07          29.97           .36         (1.78)          0.00        (1.42)        (.38)      0.00          (2.68)
Year ended 11/30/06          22.01           .21          8.08           0.00         8.29         (.33)      0.00           0.00
3/01/05(i) to 11/30/05       18.97           .53          2.76           0.00         3.29         (.25)      0.00           0.00

AllianceBernstein International Value Fund
Class A
Year ended 11/30/09         $[___]       $[____]       $[____]        $[____]      $[____]      $[____]     $[___]         $[___]
Year ended 11/30/08          24.18           .45        (13.46)          0.00       (13.01)        (.34)      0.00          (1.05)
Year ended 11/30/07          23.05           .50          2.18           0.00         2.68         (.40)      0.00          (1.15)
Year ended 11/30/06          18.10           .39(e)       5.80           0.00         6.19         (.23)      0.00          (1.01)
Year ended 11/30/05          16.22           .26(e)       2.15           0.00         2.41         (.17)      0.00           (.36)

Class R
Year ended 11/30/09         $[___]       $[____]       $[____]        $[____]      $[____]      $[____]     $[___]         $[___]
Year ended 11/30/08          24.02           .35(e)     (13.30)          0.00       (12.95)        (.32)      0.00          (1.05)
Year ended 11/30/07          22.98           .45(e)       2.15           0.00         2.60         (.41)      0.00          (1.15)
Year ended 11/30/06          18.09           .30(e)       5.83           0.00         6.13         (.23)      0.00          (1.01)
Year ended 11/30/05          16.23           .22(e)       2.16           0.00         2.38         (.16)      0.00           (.36)

Class K
Year ended 11/30/09         $[___]       $[____]       $[____]        $[____]      $[____]      $[____]     $[___]         $[___]
Year ended 11/30/08          24.10           .46(e)     (13.41)          0.00       (12.95)        (.36)      0.00          (1.05)
Year ended 11/30/07          23.02           .53          2.15           0.00         2.68         (.45)      0.00          (1.15)
Year ended 11/30/06          18.11           .27(e)       5.93           0.00         6.20         (.28)      0.00          (1.01)
3/01/05(i) to 11/30/05       17.14           .11(e)        .86           0.00          .97         0.00       0.00           0.00

Class I
Year ended 11/30/09         $[___]       $[____]       $[____]        $[____]      $[____]      $[____]     $[___]         $[___]
Year ended 11/30/08          24.28           .54        (13.52)          0.00       (12.98)        (.42)      0.00          (1.05)
Year ended 11/30/07          23.12           .58          2.18           0.00         2.76         (.45)      0.00          (1.15)
Year ended 11/30/06          18.14           .47(e)       5.81           0.00         6.28         (.29)      0.00          (1.01)
3/01/05(i) to 11/30/05       17.14           .09(e)        .91           0.00         1.00         0.00       0.00           0.00

AllianceBernstein Global Value Fund
Class A
Year ended 11/30/09         $[___]       $[____]       $[____]        $[____]      $[____]      $[____]     $[___]         $[___]
Year ended 11/30/08          16.19           .23         (8.37)          0.00        (8.14)        (.19)      0.00          (1.27)
Year ended 11/30/07          16.72           .23           .89           0.00         1.12         (.27)      0.00          (1.38)
Year ended 11/30/06          13.87           .21          3.30           0.00         3.51         (.14)      0.00           (.52)
Year ended 11/30/05          12.61           .15(e)       1.68           0.00         1.83         (.16)      0.00           (.41)

Class R
Year ended 11/30/09         $[___]       $[____]       $[____]        $[____]      $[____]      $[____]     $[___]         $[___]
Year ended 11/30/08          16.04           .22         (8.29)          0.00        (8.07)        (.19)      0.00          (1.27)
Year ended 11/30/07          16.62           .17           .89           0.00         1.06         (.26)      0.00          (1.38)
Year ended 11/30/06          13.86           .19          3.26           0.00         3.45         (.17)      0.00           (.52)
3/01/05(i) to 11/30/05       12.90           .01(e)        .95           0.00          .96         0.00       0.00           0.00

Class K
Year ended 11/30/09         $[___]       $[____]       $[____]        $[____]      $[____]      $[____]     $[___]         $[___]
Year ended 11/30/08          16.14           .26         (8.36)          0.00        (8.10)        (.21)      0.00          (1.27)
Year ended 11/30/07          16.72           .21           .89           0.00         1.10         (.30)      0.00          (1.38)
Year ended 11/30/06          13.88           .18          3.32           0.00         3.50         (.14)      0.00           (.52)
3/01/05(i) to 11/30/05       12.90           .14(e)        .84           0.00          .98         0.00       0.00           0.00

Class I
Year ended 11/30/09         $[___]       $[____]       $[____]        $[____]      $[____]      $[____]     $[___]         $[___]
Year ended 11/30/08          16.25           .28         (8.38)          0.00        (8.10)        (.27)      0.00          (1.27)
Year ended 11/30/07          16.76           .27           .91           0.00         1.18         (.31)      0.00          (1.38)
Year ended 11/30/06          13.90           .26          3.30           0.00         3.56         (.18)      0.00           (.52)
3/01/05(i) to 11/30/05       12.90           .04(e)        .96           0.00         1.00         0.00       0.00           0.00

Please refer to the footnotes on pages [___] and [____].

Less Distributions                                                      Ratios/Supplemental Data
-----------------                                   -------------------------------------------------------------------
        Total                                                           Ratio of        Ratio of Net
      Dividends      Net Asset                       Net Assets,        Expenses       Income (Loss)
        and           Value,        Total Return    End of Period      to Average        to Average         Portfolio
    Distributions  End of Period        (b)         (000s Omitted)     Net Assets        Net Assets       Turnover Rate
    -------------  ----------------------------------------------------------------------------------------------------

    $[____]          $[____]           [____]%         $[____]           [____]%           [____]%          [_____]%
      (8.85)            7.43           (53.30)          63,224             1.35              1.96                41
      (2.96)           25.53            (5.27)         164,223             1.24              1.29               102
       (.25)           30.00            37.50          222,701             1.20(d)            .59(d)             49
       (.30)           22.04            16.83          128,890             1.35              1.58                46


    $[____]          $[____]           [____]%         $[____]           [____]%           [____]%          [_____]%
      (8.82)            7.40           (53.37)           2,084             1.56              1.77                41
      (2.91)           25.46            (5.60)           2,471             1.56               .21               102
       (.20)           29.97            37.27              671             1.48(d)           (.81)(d)            49
       (.16)           22.01            16.99               58             1.69(g)(j)        2.89(j)             46


    $[____]          $[____]           [____]%         $[____]           [____]%           [____]%          [_____]%
      (8.85)            7.40           (53.27)           4,292             1.27              2.05                41
      (2.99)           25.46            (5.28)           9,029             1.34             (1.46)              102
       (.28)           29.96            37.55              387             1.16(d)           (.30)(d)            49
       (.19)           22.03            17.27               42             1.37(j)           2.72(j)             46


    $[____]          $[____]           [____]%         $[____]           [____]%           [____]%          [_____]%
      (8.93)            7.41           (53.04)           2,485              .86              2.78                41
      (3.06)           25.49            (4.97)           5,060              .91              1.34               102
       (.33)           29.97            38.04            4,321              .86(d)            .81(d)             49
       (.25)           22.01            17.48            1,059             1.15(j)           4.03(j)             46



    $[____]          $[____]           [____]%         $[____]           [____]%           [____]%          [_____]%
      (1.39)            9.78           (56.98)       2,118,101             1.14              2.45                38
      (1.55)           24.18            12.23        6,056,019             1.11              2.11                21
      (1.24)           23.05            36.20        3,285,006             1.19(d)           1.92(d)(e)          23
       (.53)           18.10            15.31        1,262,495             1.20(g)           1.57(e)             26


    $[____]          $[____]           [____]%         $[____]          [____]%           [____]%          [_____]%
      (1.37)            9.70           (57.08)         177,471             1.40(g)           2.10(e)             38
      (1.56)           24.02            11.88          165,221             1.40(g)           1.89(e)             21
      (1.24)           22.98            35.87           44,196             1.40(d)(g)        1.47(d)(e)          23
       (.52)           18.09            15.09            4,115             1.40(g)           1.30(e)             26


    $[____]          $[____]           [____]%         $[____]           [____]%           [____]%          [_____]%
      (1.41)            9.74           (56.97)         163,512             1.15(g)           2.50(e)             38
      (1.60)           24.10            12.24          340,196             1.10              2.19                21
      (1.29)           23.02            36.30           72,884             1.13(d)           1.40(d)(e)          23
       0.00            18.11             5.66              106             1.15(g)(j)        1.07(e)(j)          26


    $[____]          $[____]           [____]%         $[____]          [____]%           [____]%          [_____]%
      (1.47)            9.83           (56.81)         650,777              .76              2.93                38
      (1.60)           24.28            12.60        1,415,575              .75              2.43                21
      (1.30)           23.12            36.73          638,419              .82(d)           2.27(d)(e)          23
       0.00            18.14             5.83          180,185              .90(g)(j)         .75(e)(j)          26



    $[____]          $[____]           [____]%         $[____]           [____]%           [____]%          [_____]%
      (1.46)            6.59           (55.16)(c)       60,737             1.40              2.09                54
      (1.65)           16.19             7.08          182,644             1.30(d)           1.35(d)             25
       (.66)           16.72            26.37           67,102             1.33(d)           1.39(d)             29
       (.57)           13.87            15.09           34,632             1.45(g)           1.17(e)             25


    $[____]          $[____]           [____]%         $[____]           [____]%           [____]%          [_____]%
      (1.46)            6.51           (55.24)(c)        3,578             1.68              1.90                54
      (1.64)           16.04             6.71            7,533             1.59(d)           1.02(d)             25
       (.69)           16.62            26.01            3,596             1.60(d)           1.22(d)             29
       0.00            13.86             7.44              364             1.70(g)(j)         .06(e)(j)          25


    $[____]          $[____]           [____]%         $[____]           [____]%           [____]%          [_____]%
      (1.48)            6.56           (55.13)(c)          599             1.43              2.23                54
      (1.68)           16.14             6.95            1,129             1.35(d)           1.30(d)             25
       (.66)           16.72            26.29              592             1.41(d)           1.40(d)             29
       0.00            13.88             7.60               11             1.45(g)(j)        1.34(e)(j)          25


    $[____]          $[____]           [____]%         $[____]           [____]%           [____]%          [_____]%
      (1.54)            6.61           (54.95)(c)       51,741             1.01              2.47                54
      (1.69)           16.25             7.42           56,417              .95(d)           1.67(d)             25
       (.70)           16.76            26.79           39,566             1.01(d)           1.72(d)             29
       0.00            13.90             7.75           26,796             1.20(g)(j)         .41(e)(j)          25


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized. On February 1, 2005, the AllianceBernstein Small/Mid Cap Value Fund's investment policies were modified. As a result, that Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(c) Includes the impact of proceeds received and credited to AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein Focused Growth & Income Fund, AllianceBernstein Balanced Fund, AllianceBernstein Utility Income Fund, and AllianceBernstein Global Value Fund resulting from class action settlements, which enhanced the performance of each share class for the year ended November 30, 2008 by 0.06%, 0.01%, 0.02%, 0.05%, 0.05%, and 0.01%, respectively. Includes the impact of proceeds received and credited to AllianceBernstein Balanced Fund resulting from class action settlements, which enhanced the performance of each share class for the year ended November 30, 2007 by 0.13%. Includes the impact of proceeds received and credited to AllianceBernstein Growth and Income Fund resulting from class action settlements, which enhanced the performance of each share class for the year ended October 31, 2008 and October 31, 2007 by 0.06% and 0.78%, respectively.

(d)  The ratio includes expenses attributable to the cost of proxy solicitation.

(e)  Net of fees and expenses waived/reimbursed by the Adviser.

(f)  Net of fees and expenses waived/reimbursed by the Transfer Agent.

(g) Net of fees and expenses waived/reimbursed by the Adviser. If the following Funds had borne all expenses in their most recent five fiscal years (or, if shorter, the life of the Fund), their expense ratios would have been as follows:

                            2004       2005       2006        2007         2008
--------------------------------------------------------------------------------
AllianceBernstein Value Fund
Class A                     1.32%      -          -           -            -
Class R                     1.54%      -          -           -            -
Class K                     -          -          -           1.01%        1.07%
Class I                     -          -          -           -            -
AllianceBernstein Small/Mid
  Cap Value Fund
Class A                     1.58%      1.44%      1.31%*      1.27%*       1.34%
Class R                     1.85%      1.67%      1.55%*      1.51%*       1.54%
Class K                     -          1.40%**    1.28%*      1.23%*       1.26%
Class I                     -          1.08%**     .89%*       .85%*        .92%
AllianceBernstein Growth
  and Income Fund
Class A                     1.13%      -          -           -            -
Class R                     1.27%**    -          -           -            -
Class K                     -          -          -           -            -
Class I                     -          -          -           -            -
AllianceBernstein Focused
  Growth & Income Fund
Class A                     1.34%      -          -           -            -
Class R                     1.59%      -          -           -            -
Class K                     -          -          -           -            -
Class I                     -          -          -           -            -
AllianceBernstein Balanced
  Shares Fund
Class A                     1.00%      -          -           -            -
Class R                     1.22%      -          -           -            -
Class K                     -          -          -           -            -
Class I                     -          -          -           -            -
AllianceBernstein Utility
  Income Fund
Class A                     1.53%      -          -           -            -
Class R                     -          -          -           -            -
Class K                     -          -          -           -            -
Class I                     -          -          -           -            -
AllianceBernstein Global
  Real Estate Investment Fund
Class A                     1.55%      -          -           -            -
Class R                     -          1.70%**    -           -            -
Class K                     -          -          -           -            -
Class I                     -          -          -           -            -
AllianceBernstein
  International Value Fund
Class A                     1.64%      1.37%      -           -            -
Class R                     1.84%      1.66%      1.50%*      1.41%*       1.46%
Class K                     -          1.42%**    -           -            1.16%
Class I                     -          1.00%**    -           -            -
AllianceBernstein
  Global Value Fund
Class A                     1.65%      1.46%      -           -            -
Class R                     -          1.96%      -           -            -
Class K                     -          1.55%      -           -            -
Class I                     -          1.44%      -           -            -

------------------

*    The ratio includes expenses attributable to the cost of proxy solicitation.

**   Annualized.

(h)  Net of fees and expenses waived by the Distributor.

(i)  Commencement of distribution.

(j)  Annualized.

(k)  Amount is less than $.005.

(l) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

AllianceBernstein Focused Growth & Income Fund          2007      2008
----------------------------------------------        -----------------
Class A                                                 1.20%      -
Class R                                                 1.42%      -
Class K                                                 1.12%      -
Class I                                                  .77%      -
AllianceBernstein Utility Income Fund
Class A                                                 1.19%      -
Class R                                                 1.47%      -
Class K                                                 1.16%      -
Class I                                                  .84%      -

(m) Due to the timing of sales and repurchases of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment transactions for the period.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The settlement agreement between the Adviser and the New York State Attorney General requires the Funds to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Funds" in this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the ten-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of each Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

AllianceBernstein Value Fund
--------------------------------------------------------------------------------

                      Hypothetical     Investment                  Hypothetical
      Hypothetical     Performance       After       Hypothetical     Ending
Year   Investment       Earnings        Returns        Expenses     Investment
-------------------------------------------------------------------------------
1     $10,000.00     $[___________] $[___________] $[___________] $[___________]
2     [____________] [____________] [____________] [____________] [____________]
3     [____________] [____________] [____________] [____________] [____________]
4     [____________] [____________] [____________] [____________] [____________]
5     [____________] [____________] [____________] [____________] [____________]
6     [____________] [____________] [____________] [____________] [____________]
7     [____________] [____________] [____________] [____________] [____________]
8     [____________] [____________] [____________] [____________] [____________]
9     [____________] [____________] [____________] [____________] [____________]
10    [____________] [____________] [____________] [____________] [____________]
Total                $[___________]                $[___________]


AllianceBernstein Small/Mid Cap Value Fund
--------------------------------------------------------------------------------

                      Hypothetical     Investment                  Hypothetical
      Hypothetical     Performance       After       Hypothetical     Ending
Year   Investment       Earnings        Returns        Expenses*    Investment
-------------------------------------------------------------------------------
1     $10,000.00     $[___________] $[___________] $[___________] $[___________]
2     [____________] [____________] [____________] [____________] [____________]
3     [____________] [____________] [____________] [____________] [____________]
4     [____________] [____________] [____________] [____________] [____________]
5     [____________] [____________] [____________] [____________] [____________]
6     [____________] [____________] [____________] [____________] [____________]
7     [____________] [____________] [____________] [____________] [____________]
8     [____________] [____________] [____________] [____________] [____________]
9     [____________] [____________] [____________] [____________] [____________]
10    [____________] [____________] [____________] [____________] [____________]
Total                $[___________]                $[___________]


AllianceBernstein Growth and Income Fund
--------------------------------------------------------------------------------

                      Hypothetical     Investment                  Hypothetical
      Hypothetical     Performance       After       Hypothetical     Ending
Year   Investment       Earnings        Returns        Expenses     Investment
-------------------------------------------------------------------------------
1     $10,000.00     $[___________] $[___________] $[___________] $[___________]
2     [____________] [____________] [____________] [____________] [____________]
3     [____________] [____________] [____________] [____________] [____________]
4     [____________] [____________] [____________] [____________] [____________]
5     [____________] [____________] [____________] [____________] [____________]
6     [____________] [____________] [____________] [____________] [____________]
7     [____________] [____________] [____________] [____________] [____________]
8     [____________] [____________] [____________] [____________] [____________]
9     [____________] [____________] [____________] [____________] [____________]
10    [____________] [____________] [____________] [____________] [____________]
Total                $[___________]                $[___________]

AllianceBernstein Focused Growth & Income Fund
--------------------------------------------------------------------------------
                      Hypothetical     Investment                  Hypothetical
      Hypothetical     Performance       After       Hypothetical     Ending
Year   Investment       Earnings        Returns        Expenses     Investment
-------------------------------------------------------------------------------
1     $10,000.00     $[___________] $[___________] $[___________] $[___________]
2     [____________] [____________] [____________] [____________] [____________]
3     [____________] [____________] [____________] [____________] [____________]
4     [____________] [____________] [____________] [____________] [____________]
5     [____________] [____________] [____________] [____________] [____________]
6     [____________] [____________] [____________] [____________] [____________]
7     [____________] [____________] [____________] [____________] [____________]
8     [____________] [____________] [____________] [____________] [____________]
9     [____________] [____________] [____________] [____________] [____________]
10    [____________] [____________] [____________] [____________] [____________]
Total                $[___________]                $[___________]


AllianceBernstein Balanced Shares
--------------------------------------------------------------------------------
                      Hypothetical     Investment                  Hypothetical
      Hypothetical     Performance       After       Hypothetical     Ending
Year   Investment       Earnings        Returns        Expenses     Investment
-------------------------------------------------------------------------------
1     $10,000.00     $[___________] $[___________] $[___________] $[___________]
2     [____________] [____________] [____________] [____________] [____________]
3     [____________] [____________] [____________] [____________] [____________]
4     [____________] [____________] [____________] [____________] [____________]
5     [____________] [____________] [____________] [____________] [____________]
6     [____________] [____________] [____________] [____________] [____________]
7     [____________] [____________] [____________] [____________] [____________]
8     [____________] [____________] [____________] [____________] [____________]
9     [____________] [____________] [____________] [____________] [____________]
10    [____________] [____________] [____________] [____________] [____________]
Total                $[___________]                $[___________]


AllianceBernstein Utility Income Fund
--------------------------------------------------------------------------------
                      Hypothetical     Investment                  Hypothetical
      Hypothetical     Performance       After       Hypothetical     Ending
Year   Investment       Earnings        Returns        Expenses     Investment
-------------------------------------------------------------------------------
1     $10,000.00     $[___________] $[___________] $[___________] $[___________]
2     [____________] [____________] [____________] [____________] [____________]
3     [____________] [____________] [____________] [____________] [____________]
4     [____________] [____________] [____________] [____________] [____________]
5     [____________] [____________] [____________] [____________] [____________]
6     [____________] [____________] [____________] [____________] [____________]
7     [____________] [____________] [____________] [____________] [____________]
8     [____________] [____________] [____________] [____________] [____________]
9     [____________] [____________] [____________] [____________] [____________]
10    [____________] [____________] [____________] [____________] [____________]
Total                $[___________]                $[___________]


AllianceBernstein Global Real Estate Investment Fund
--------------------------------------------------------------------------------
                      Hypothetical     Investment                  Hypothetical
      Hypothetical     Performance       After       Hypothetical     Ending
Year   Investment       Earnings        Returns        Expenses     Investment
-------------------------------------------------------------------------------
1     $10,000.00     $[___________] $[___________] $[___________] $[___________]
2     [____________] [____________] [____________] [____________] [____________]
3     [____________] [____________] [____________] [____________] [____________]
4     [____________] [____________] [____________] [____________] [____________]
5     [____________] [____________] [____________] [____________] [____________]
6     [____________] [____________] [____________] [____________] [____________]
7     [____________] [____________] [____________] [____________] [____________]
8     [____________] [____________] [____________] [____________] [____________]
9     [____________] [____________] [____________] [____________] [____________]
10    [____________] [____________] [____________] [____________] [____________]
Total                $[___________]                $[___________]


AllianceBernstein International Value Fund
--------------------------------------------------------------------------------
                      Hypothetical     Investment                  Hypothetical
      Hypothetical     Performance       After       Hypothetical     Ending
Year   Investment       Earnings        Returns        Expenses     Investment
-------------------------------------------------------------------------------
1     $10,000.00     $[___________] $[___________] $[___________] $[___________]
2     [____________] [____________] [____________] [____________] [____________]
3     [____________] [____________] [____________] [____________] [____________]
4     [____________] [____________] [____________] [____________] [____________]
5     [____________] [____________] [____________] [____________] [____________]
6     [____________] [____________] [____________] [____________] [____________]
7     [____________] [____________] [____________] [____________] [____________]
8     [____________] [____________] [____________] [____________] [____________]
9     [____________] [____________] [____________] [____________] [____________]
10    [____________] [____________] [____________] [____________] [____________]
Total                $[___________]                $[___________]


AllianceBernstein Global Value Fund
--------------------------------------------------------------------------------

                      Hypothetical     Investment                  Hypothetical
      Hypothetical     Performance       After       Hypothetical     Ending
Year   Investment       Earnings        Returns        Expenses     Investment
-------------------------------------------------------------------------------
1     $10,000.00     $[___________] $[___________] $[___________] $[___________]
2     [____________] [____________] [____________] [____________] [____________]
3     [____________] [____________] [____________] [____________] [____________]
4     [____________] [____________] [____________] [____________] [____________]
5     [____________] [____________] [____________] [____________] [____________]
6     [____________] [____________] [____________] [____________] [____________]
7     [____________] [____________] [____________] [____________] [____________]
8     [____________] [____________] [____________] [____________] [____________]
9     [____________] [____________] [____________] [____________] [____________]
10    [____________] [____________] [____________] [____________] [____________]
Total                $[___________]                $[___________]

* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Funds" before waiver.


PRIVACY NOTICE

(This information is not part of the Prospectus.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about our clients from sources including: (1) account documentation, including applications or other forms, which may include information such as a client's name, address, phone number, social security number, assets, income, and other household information, (2) client's transactions with us and others such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as "cookies."

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, which comply with applicable standards, to safeguard such nonpublic personal information.



For more information about the Funds, the following documents are available upon request:

o ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o STATEMENT OF ADDITIONAL INFORMATION (SAI) Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs and the independent registered public accounting firms' reports and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail                    AllianceBernstein Investor Services, Inc.
                           P.O. Box 786003
                           San Antonio, TX 78278-6003

By Phone:                  For Information: (800) 221-5672
                           For Literature: (800) 227-4618

On the Internet:           www.AllianceBernstein.com

Or you may view or obtain these documents from the Commission:

  o Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

  o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

  o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington DC 20549-0102.

You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.

AllianceBernstein and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

Fund                          SEC File No.     Fund                                     SEC File No.
------------------------------------------     -----------------------------------------------------
AllianceBernstein Value Fund  811-10221        AllianceBernstein Utility Income Fund    811-07916
AllianceBernstein Small/Mid   811-10221        AllianceBernstein Global Real Estate
  Cap Value Fund                                 Investment Fund                        811-07707
AllianceBernstein Growth and  811-00126        AllianceBernstein International
  Income Fund                                    Value Fund                             811-10221
AllianceBernstein Focused     811-09687        AllianceBernstein Global Value Fund      811-10221
  Growth & Income Fund
AllianceBernstein Balanced    811-00134
  Shares

ALLIANCEBERNSTEIN VALUE FUNDS
  1345 Avenue of the Americas
  New York, NY 10105



[LOGO OMITTED]
ALLIANCEBERNSTEIN                                             PRO-RTMT-0103-0309
  Investments

(LOGO)

                                              THE ALLIANCEBERNSTEIN VALUE FUNDS
                                                    AllianceBernstein Value Fund
                                      AllianceBernstein Small/Mid Cap Value Fund
                                      AllianceBernstein International Value Fund
                                             AllianceBernstein Global Value Fund
                                        AllianceBernstein Growth and Income Fund
                                  AllianceBernstein Focused Growth & Income Fund
                                               AllianceBernstein Balanced Shares
                                           AllianceBernstein Utility Income Fund
                            AllianceBernstein Global Real Estate Investment Fund

c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas  78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                             [______________], 2010

--------------------------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus dated [_______] that offers Class A, Class B, Class C and Advisor Class shares for AllianceBernstein Value Fund ("Value Fund"), AllianceBernstein Small/Mid Cap Value Fund ("Small/Mid Cap Value"), AllianceBernstein International Value Fund ("International Value") and AllianceBernstein Global Value Fund ("Global Value") of the AllianceBernstein Trust, the AllianceBernstein Growth and Income Fund ("Growth and Income"), the AllianceBernstein Focused Growth & Income Fund ("Focused Growth & Income"), the AllianceBernstein Balanced Shares ("Balanced Shares"), the AllianceBernstein Utility Income Fund ("Utility Income"), and the AllianceBernstein Global Real Estate Investment Fund ("Global Real Estate") and the current prospectus dated [____________] that offers Class A, Class R, Class K and Class I shares of the Value Fund, Small/Mid Cap Value, International Value, Global Value, Growth and Income, Focused Growth & Income, Balanced Shares, Utility Income, and Global Real Estate (each a "Prospectus" and together, the "Prospectuses"). Each of the funds listed above is hereinafter referred to as the Fund, and collectively the Funds. Financial statements for Growth and Income for the year ended October 31, 2009 and financial statements for Value Fund, Small/Mid Cap Value, International Value, Global Value, Focused Growth & Income, Balanced Shares, Utility Income and Global Real Estate for the year ended November 30, 2009, are included in the respective annual report to shareholders and are incorporated into the SAI by reference. Copies of the Prospectuses and each Fund's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above.

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----

Information About the Funds and Their Investments
Management of the Funds
Expenses of the Funds
Purchase of Shares
Redemption and Repurchase of Shares
Shareholder Services
Net Asset Value
Dividends, Distributions and Taxes
Portfolio Transactions
General Information
Financial Statements and Report of Independent
 Registered Public Accounting Firm
Appendix A: Statement of Policies and Procedures
 For Proxy Voting                                                            A-1

----------
AllianceBernstein and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS

--------------------------------------------------------------------------------


Introduction to the Funds
-------------------------


          AllianceBernstein Growth and Income Fund, AllianceBernstein Focused Growth & Income Fund, AllianceBernstein Balanced Shares, AllianceBernstein Utility Income Fund, and AllianceBernstein Global Real Estate Investment Fund are open-end investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act").


          AllianceBernstein Trust (the "Trust") is an open-end investment company whose shares are offered in separate series referred to as "Funds." Each Fund is a separate pool of assets constituting, in effect, a separate open-end management investment company with its own investment objective and policies. A shareholder in a Fund will be entitled to his or her pro-rata share of all dividends and distributions arising from that Fund's assets and, upon redeeming shares of that Fund, the shareholder will receive the then current net asset value ("NAV") of the applicable class of shares of that Fund. The Fund currently has four portfolios: AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund, which are described in this SAI.


          Except as noted, the Funds' investment objective and policies described below are not "fundamental policies" within the meaning of the 1940 Act, and may, therefore, be changed by the Board of Directors or Board of Trustees of each Fund (each a "Board" and together, the "Boards") without shareholder approval. However, no Fund will change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that a Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of a Fund's assets which may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of a Fund's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

          The term "net assets," as used in this SAI, means net assets plus any borrowings.

Additional Investment Policies and Practices
--------------------------------------------

          The following information about the Funds' investment policies and practices supplements the information set forth in the Prospectuses.

Convertible Securities
----------------------


          Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.


          When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Utility Income may invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by Utility Income.

Derivatives
-----------

          A Fund may, but is not required to, use derivatives for risk management purposes as part of its investment practices. Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.


          There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.


          Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

          Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

          Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid.

          Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of a Fund's investment policies.

     -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Fund's interest.

     -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

     -- Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

     -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

     -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

     -- Risk of Potential Governmental Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy. The U.S. Congress has held hearings and various legislation has been introduced related to the futures markets and swap market participants. In addition, the U.S. Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission (the "SEC" or the "Commission") are considering various regulatory initiatives. It is possible that this legislative and regulatory activity could potentially limit or completely restrict the ability of a Fund to use certain derivative instruments. Limits or restrictions applicable to counterparties with whom a Fund engages in derivative transactions could also prevent a Fund from engaging in these transactions.

     -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

          Use of Options, Futures, Forwards and Swaps by a Fund.
          ------------------------------------------------------

          -Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          A Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

          If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

          A Fund may also use forward currency exchange contracts to seek to increase total return when AllianceBernstein L.P., the Funds' Adviser (the "Adviser"), anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, a Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.


          The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved. A Fund will segregate and mark to market liquid assets in an amount at least equal to the Fund's obligations under any forward currency exchange contracts.


          -Options on Securities. A Fund may write and purchase call and put options on securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.


          A Fund may write a put or call option in return for a premium, which is retained by a Fund whether or not the option is exercised. A Fund may write covered options or uncovered options. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the market price of the security.


          A Fund also may, as an example, write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.


          By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. A Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.


          A Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.


          A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. A Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          -Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          A Fund may write (sell) call and put options and purchase call and put options on securities indices.


          If a Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of athe Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.


          The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.


          -Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.


          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.


          A Fund may write options on foreign currencies for hedging purposes or to increase return. For example, where a Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.


          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.


          In addition to using options for the hedging purposes described above, a Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may purchase call options in anticipation of an increase in the market value of a currency. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of a currency that the Fund does not own. A Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.


          Special Risks Associated with Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.


          -Futures Contracts and Options on Futures Contracts. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

          Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

          A Fund may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

          Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          A Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.


          A Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.


          Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          Each Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

          Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. exchanges.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.


          -Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


          Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Fund is a buyer and no credit event occurs, it will lose its periodic stream of payments over the term of the contract. In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.


          The Fund will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Fund investing in securities rated below BBB- or Baa3 or not maintaining an average aggregate credit rating of at least A-.


          -Currency Swaps. A Fund may enter into currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions." Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon termination of the transaction. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transactions.


          -Swaps: Interest Rate Transactions. A Fund may enter into interest rate swaps, swaptions and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually obligated to receive.


          Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount.


          An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


          Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.


          Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Fund will enter into interest rate swap, swaptions, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.


          -Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.


          -Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling securities).


          -Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.


          Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.


          The Fund will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

          International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

          A Fund also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

          Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Fund assumes the rights and risks of ownership of the security, but the Fund does not pay for the securities until they are received. If a Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Fund's volatility of returns. The Fund will segregate permissible liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's purchase commitments.


          The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.

          At the time a Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

          Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Fund's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Fund may be adversely affected.

Illiquid Securities
-------------------

          A Fund will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Fund's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by a Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

          Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

          Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

          The Adviser, acting under the supervision of the Board, will monitor the liquidity of restricted securities in a Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission ("Commission") interpretation or position with respect to such type of securities.

Investments in Other Investment Companies
-----------------------------------------

          A Fund may invest in securities of other investment companies to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemption orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to that Fund's expenses. A Fund may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.

Lending of Portfolio Securities
-------------------------------

          A Fund may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, a Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. A Fund may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.


          Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on five days' notice.


          While securities are on loan, the borrower will pay a Fund any income from the securities. A Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks.


          A Fund will not, however, have the right to vote any securities having voting rights during the existence of the loan. A Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

          The Funds may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Loan Participations and Assignments
-----------------------------------


          A Fund may invest in fixed or floating rate corporate loans ("Loans" and each, a "Loan") either by participating as co-lender at the time the loan is originated ("Participations") or by buying an interest in the loan in the secondary market from a financial institution or institutional investor ("Assignments"). The financial status of an institution interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.


          The success of a Fund may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.


          A Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the financial institution arranging the Loan with the borrower (the "Lender") and not with the borrower directly. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody's Investors Service ("Moody's) or BBB- or higher by Standard & Poor's Index Services "S&P") or higher.


          When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which a Fund may acquire an interest in a Loan is through a Participation and not an Assignment. A Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, a Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet a Fund's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its asset value.


Mortgage-Related Securities and Other Asset-Backed Securities
-------------------------------------------------------------


          The mortgage-related securities in which a Fund may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as a Fund) by governmental, government-related or private organizations. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, "to be announced" ("TBA") mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.


          Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.


          The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.


          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. The compounding effect from reinvestment of monthly payments received by a Fund will increase the yield to shareholders compared with bonds that pay interest semi-annually.


          The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.


          Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation and oversight by the Office of Federal Housing Enterprise Oversight ("OFHEO"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government whose stock is owned by private stockholders. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States Government.


          Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.


          The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" ( in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.


          In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.


          Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.


          Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.


          Stripped Mortgage-Related Securities. Stripped mortgage-related securities ("SMRS") are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities ("IOs") receiving all of the interest payments from the underlying assets and one class of principal-only securities ("POs") receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.


          A Fund will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.


          Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.


          "To Be Announced" Mortgaged-Backed Securities. TBA mortgage-backed securities are described in "Forward Commitments and When-Issued and Delayed Delivery Securities" above.


          Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.


          As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.


          Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.


          Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.


          Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. There may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Fund's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Fund's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.


          As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.


          Other Asset-Backed Securities. A Fund may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, a Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.


          Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Preferred Stock
---------------

          A Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

          A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date, normally one day or a few days later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Fund.

          The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Fund's Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.


          A Fund may enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on a Fund's ability to enter into repurchase agreements. Currently, each Fund intends to enter into repurchase agreements only with its custodian and such primary dealers.


          A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. Each Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Rights and Warrants
-------------------

          A Fund may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in a Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Securities Acquired in Restructurings and Workouts
--------------------------------------------------

          A Fund's investments may include fixed-income securities (particularly lower-rated fixed-income securities) or loan participations that default or are in risk of default ("Distressed Securities"). A Fund's investments may also include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" or "DIP" financings). Distressed Securities may be the subject of restructurings outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings. In connection with these investments or an exchange or workout of such securities, a Fund may determine or be required to accept various instruments. These instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations. Depending upon, among other things, the Adviser's evaluation of the potential value of such securities in relation to the price that could be obtained at any given time if they were sold, a Fund may determine to hold the securities in its portfolio.


Securities Ratings
------------------


          The ratings of fixed-income securities by Moody's, S&P, and Fitch Ratings ("Fitch"), Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.


          Securities rated Baa, BBB+, BBB, or BBB- by S&P or Baa1, Baa2 or Baa3 by Moody's are considered by Moody's to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.


          Non-rated securities will also be considered for investment by a Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objectives and policies.


          The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Fund, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).


          The Adviser will try to reduce the risk inherent in a Fund's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for the Fund, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.


          Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.


Short Sales
-----------


          If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited. See "Dividends, Distributions and Taxes-Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Fund.


Short-Term Investments
----------------------


          A Fund may invest in short-term investments including corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa3 or better by Moody's Investors Service ("Moody's") or A-1, AA- or better by Standard & Poor's Index Services ("S&P"); obligations (including certificates of deposit, time deposits, demand deposits, and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa3 or better by Moody's or A-1, AA- or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.


          A Fund may invest in debt securities rated BBB- or higher by S&P or Baa3 or higher by Moody's or, if not rated, of equivalent credit quality as determined by the Adviser. The Fund expects that it will not retain a debt security that is downgraded below BBB- or Baa3 (or an equivalent rating) or, if not rated, determined by the Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.


Standby Commitment Agreements
-----------------------------


          A Fund may from time to time enter into standby commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The fee is payable whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis. A Fund will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.


          There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.


          The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of a Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.


Utilities Industry
------------------


          United States Utilities. The United States utilities industry has experienced significant changes in recent years. Since the 1970s, electric power generation has been in a state of transition from a regulated industry to a competitive industry. Where power generation was once dominated by vertically integrated investor-owned utilities that owned most of the generation capacity, transmission and distribution facilities, the electric power industry now has many new companies that produce and market wholesale and retail electric power. These new companies are in direct competition with the traditional electric utilities. A number of factors have contributed to this restructuring of the industry, including technological advances and public policy considerations. Competition in wholesale power sales also received a boost from certain legislative developments, including the enactment of the Energy Policy Act of 1992. The introduction of wholesale and retail competition to the electric power industry has produced and will continue to produce significant changes to the industry.


          Electric utilities that use coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance. Due to the public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general, certain electric utilities with incomplete nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities, and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels.


          Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.


          Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Many gas utilities have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. Disruptions in the oil industry, increased competition and changes in climatic conditions are factors that have affected the revenues and expenses of gas utilities. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Potential sources of competition and new products are cable television systems, shared tenant services and other noncarrier systems, which are capable of by-passing traditional telephone services providers' local plants, either completely or partially, through substitutions of special access for switched access or through concentration of telecommunications traffic on fewer of the traditional telephone services providers' lines. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in the Adviser's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.


          Less traditional utility companies are emerging as new technologies develop and as old technologies are refined. Such issuers include entities engaged in cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators.


          Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and nuclear safety regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity, competition and changes in the regulatory climate. In particular, regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of utility companies to operate such facilities, thus reducing utility companies' earnings or resulting in losses. There can also be no assurance that regulatory policies or accounting standard changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. In addition, because of Utility Income's policy of concentrating its investments in securities of utility companies, Utility Income may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the utilities industry. Under market conditions that are unfavorable to the utilities industry, the Adviser may significantly reduce the Utility Income's investment in that industry.


          Foreign Utilities. Foreign utility companies, like utility companies located in the United States, are generally subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the United States such utilities may, in the future, be required to invest in pollution control equipment if the countries in which the utilities are located adopt pollution restrictions that more closely resemble United States pollution restrictions. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.


          Utility Income's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for Utility Income, the Adviser believes that, in order to attract significant capital for growth, some foreign governments may engage in a program of privatization of their utilities industry, and that the securities issued by privatized utility companies may offer attractive investment opportunities with the potential for long-term growth. Privatization, which refers to the trend toward investor ownership, rather than government ownership, of assets is expected to occur both in newer, faster-growing economies and in mature economies. In addition, efforts toward modernization in Eastern Europe, as well as the potential of economic unification of European markets, in the view of the Adviser, may improve economic growth, reduce costs and increase competition in Europe, which could result in opportunities for investment by the Fund in utilities industries in Europe. There can be no assurance that securities of privatized companies will be offered to the public or to foreign companies such as Utility Income, or that investment opportunities in foreign markets for Utility Income will increase for this or other reasons.


          The percentage of Utility Income's assets invested in issuers of particular countries will vary depending on the relative yields and growth and income potential of such securities, the economies of the countries in which the investments are made, interest rate conditions in such countries and the relationship of such countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. As mentioned above, Utility Income will not invest more than 15% of its total assets in issuers in any one foreign country. See "Certain Risk ConsiderationsRisks of Investments in Foreign Securities."


Structured Securities
---------------------


          A Fund may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related and other asset-backed securities. A Fund's investments includes investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.


          A Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.


          Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.


U.S. Government Securities
--------------------------


          U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.


          U.S. Government securities also include certain stripped mortgage-related securities. Stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities Stripped Mortgage-Related Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.


          Inflation-protected securities, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


          Inflation-protected securities tend to react to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of inflation-protected securities may be vulnerable to changes in expectations of inflation. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.


          TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.


          Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Fund that holds the securities.


          U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.


Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------


          These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.


Additional Risk Considerations for Real Estate Investments
----------------------------------------------------------


          If Global Real Estate Investment receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by Global Real Estate Investment in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.


          Real estate investment trusts, or "REITs," are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.


Additional Risk Considerations for Utility Company Investments
--------------------------------------------------------------


          Utility Company Risks. Utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business. The Adviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Some of the risks involved in investing in the principal sectors of the utilities industry are discussed below.


          Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services, such as mobile services, than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may limit rates based on an authorized level of earnings, a price index or some other formula. Telephone rate regulation may include government-mandated cross-subsidies that limit the flexibility of existing service providers to respond to competition. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge.


          Many gas utilities generally have been adversely affected by increased competition from other providers of utility services. In addition, some gas utilities entered into long-term contracts with respect to the purchase or sale of gas at fixed prices, which prices have since changed significantly in the open market. In many cases, such price changes have been to the disadvantage of the gas utility. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.


          Investments in Lower-Rated Fixed-Income Securities. Securities rated below investment grade, i.e., Ba3 and lower by Moody's Investors Service ("Moody's") or BB- and lower by Standard & Poor's Index Services ("S&P") ("lower-rated securities"), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Securities rated Ba (including Ba1, Ba2 and Ba3) by Moody's or BB (including BB+ and BB-) by S&P are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B (including B1, B2, B3, B+ and B-) by Moody's and S&P are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa (including Baa1, Baa2 and Baa3) by Moody's are also judged to have speculative characteristics.


          The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. To the extent that there is no established secondary market for lower-rated securities, the Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.


          The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly more important aspect of its program for managing the Fund's securities than would be the case if the Fund did not invest in lower-rated securities. In considering investments for the Fund, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects and the experience and managerial strength of the issuer.


          Non-rated securities will also be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.


          In seeking to achieve the Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Fund's portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Fund.


          Certain lower-rated securities in which the Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.


          Ratings of fixed-income securities by Moody's, S&P, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. See Appendix A for a description of Moody's, S&P's, Fitch's and Dominion Bond Rating Service's bond and commercial paper ratings.


          The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Fund, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba1, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).


          Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Certain Risk Considerations
---------------------------

          Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the Commodity Futures Trading Commission or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to Commission regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

          In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different requirements than in the United States, and (v) lesser trading volume.

          Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-United States companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in United States companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

          There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

          It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

          Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Fund may invest and could adversely affect a Fund's assets should these conditions or events recur.


          Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

          Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

          Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund's NAV may also be affected by changes in the rates or methods of taxation applicable to that Fund or to entities in which that Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Fund will not be subject to change. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See "U.S. Federal Income Taxes."

          Although a Fund may value its assets in terms of U.S. Dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. Dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (commonly known as the "spread") between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should that Fund desire to resell that currency to the dealer. Investors should understand that the expense ratio of a Fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

          For many foreign securities, there are U.S. Dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales. A Fund may purchase foreign securities directly, as well as through ADRs.

          Foreign Currency Transactions. A Fund may invest in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies. In addition, a Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Fund's income. A Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices.

          Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Fund's total assets adjusted to reflect a Fund's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

          A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if a Fund has insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.


          If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if a Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks.

Fundamental Investment Policies
-------------------------------

          The following investment restrictions, which may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of (i) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.


          As a matter of fundamental policy, a Fund may not:

          (a) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

          (b) issue any senior security (as that term is defined in the 1940
Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

          (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

          (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

          (e) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

          (f) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

          As a fundamental policy, each Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of a Fund's assets consist of:

          o    Cash or cash items;
          o    Government securities;
          o    Securities of other investment companies; and
          o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

Non-Fundamental Investment Policies
-----------------------------------

          The following are descriptions of operating policies that the Funds have adopted but that are not fundamental and is subject to change without shareholder approval.


          The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

Adviser
-------

          The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund under the supervision of the Funds' Board (see "Management of the Funds" in your Prospectuses). The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.


          The Adviser is a leading global investment management firm supervising client accounts with assets as of December 31, 2009, totaling approximately $[______] billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.


          As of December 31, 2009, AXA, a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries") owned approximately [____]% of the issued and outstanding assignments of beneficial ownership of limited partnership interests ("Holding Units") in AllianceBernstein Holding L.P., a Delaware limited partnership ("Holding"). Holding Units trade publicly on the New York Stock Exchange under the ticker symbol "AB".


          As of December 31, 2009, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:


AXA and its subsidiaries                        [____]%
Holding                                         [____]
Unaffiliated holders                            [____]
                                                 100.0%
                                                 ======


          AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate [_____]% economic interest in the Adviser as of December 31, 2009.


          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial, Inc. is a wholly-owned subsidiary of AXA. AXA Equitable Life Insurance Company is an indirect wholly-owned subsidiary of AXA Financial, Inc.


          Under the Advisory Agreement for each Fund, the Adviser provides investment advisory services and order placement facilities for the Funds and pays all compensation of trustees and officers of the Trust who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Funds, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the trustees of the Trust to serve as the Trust's officers.


          The Adviser is, under each Fund's Advisory Agreement, responsible for certain expenses incurred by the Funds, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of shares of the Funds (other than the portion of the promotional expenses borne by the Funds in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing prospectuses of the Funds and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).


          The Advisory Agreements are terminable without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of each Fund, by a vote of a majority of the Trust's trustees, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.


ALLIANCEBERNSTEIN VALUE FUND
ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND
ALLIANCEBERNSTEIN GLOBAL VALUE FUND


          For the services rendered by the Adviser under the Advisory Agreement, AllianceBernstein Value Fund paid the Adviser a fee effective September 7, 2004 of .55% of 1% of the first $2.5 billion, .45% of 1% of the excess over $2.5 billion up to $5 billion, and .40% of 1% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2009, November 30, 2008 and November 30, 2007, the Adviser earned from the Fund $[___________], $5,017,214 and $6,879,856, respectively, in advisory fees.


          For the services rendered by the Adviser under the Advisory Agreement, AllianceBernstein Small/Mid Cap Value Fund paid the Adviser a fee effective September 7, 2004 of .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion, and .60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2009, November 30, 2008 and November 30, 2007, the Adviser earned from the Fund $[________________], $6,664,661 and $8,893,778 (net of $[_____________],
$1,734,467 and $1,229,937, which was waived by the Adviser), respectively, in advisory fees. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.15%, 1.85%, 1.85%, .85%, 1.35%, 1.10% and .85% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. This contractual agreement automatically extends each fiscal year unless the Adviser provides notice of termination to the Trust at least 60 days prior to the end of the Fund's fiscal year.


          For the services rendered by the Adviser under the Advisory Agreement, AllianceBernstein International Value Fund pays the Adviser a fee effective September 7, 2004 of .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion, and .60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2009, November 30, 2008 and November 30, 2007, the Adviser earned from the Fund $[_____________], $68,891,191 and $70,077,083 (net of $[____________], $136,887
and $14,819, which was waived by the Adviser), respectively, in advisory fees. The Adviser had contractually agreed to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.20%, 1.90%, 1.90%, ..90%, 1.40%, 1.15% and 0.90% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. This contractual agreement expired on January 1, 2009.


          For the services rendered by the Adviser under the Advisory Agreement, AllianceBernstein Global Value Fund pays the Adviser a fee effective September 7, 2004 of .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion, and .60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2009, November 30, 2008 and November 30, 2007, the Adviser earned from the Fund $[______________], $2,605,569 and $3,587,359, respectively, in advisory fees.


          The Advisory Agreement became effective on January 31, 2001. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Trust's trustees, (including the trustees who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act, of any such party) at a meeting called for the purpose and held on January 31, 2001.


          The Advisory Agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year provided that its continuance is specifically approved at least annually by the Trust's trustees or by majority vote of the holders of the outstanding voting securities of each Fund, and, in either case, by a majority of the trustees who are not parties to the Advisory Agreement or "interested persons" of such parties as defined by the 1940 Act at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the trustees of the Trust including a majority of the trustees who are not "interested persons" as defined in the 1940 Act, at their meeting held on [________________], 2009.


          The Funds have, under the Advisory Agreement, assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, each Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Funds at cost and the payments specifically approved by the trustees. For the fiscal year ended November 30, 2009, after any waiver or reimbursement, AllianceBernstein Value Fund paid $[____________], AllianceBernstein Global Value Fund paid $[________________], AllianceBernstein International Value Fund paid $[______________], and AllianceBernstein Small/Mid Cap Value Fund paid $[_____________] to the Adviser for such services.


ALLIANCEBERNSTEIN GROWTH AND INCOME FUND


          For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser a fee effective September 7, 2004 of .55% of the first $2.5 billion, .45% of the excess over $2.5 billion up to $5 billion and .40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended October 31, 2009, October 31, 2008, and October 31, 2007, the Adviser received from the Fund advisory fees of $[_____________], $16,878,980, and $22,346,737, respectively in advisory fees.


          The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments must be specifically approved by the Fund's directors. The Fund paid to the Adviser a total of $[___________] in respect of such services during the fiscal year of the Fund ended in October 31, 2009.


          The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's directors (including the directors who are not parties to the Advisory Agreement or "interested persons," as defined in the 1940 Act, of any such party) at a meeting called for the purpose and held on October 14, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement. At a meeting of the Board held on July 19-20, 2000, an amendment to the Advisory Agreement to increase the advisory fee payable by the Fund to the Adviser and revise the advisory fee breakpoint schedule (the "Amendment") was considered and approved by the unanimous vote, cast in person, of the Fund's directors (including the directors who are not parties to the Advisory Agreement or "interested persons," as defined by the 1940 Act, of any such party). On November 2, 2000, the directors recommended the Amendment to the Fund's stockholders, who, by a majority of the outstanding voting securities of the Fund, approved the Amendment.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


          For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser a fee effective September 7, 2004 of .55% of the first $2.5 billion, .45% of the excess over $2.5 billion up to $5 billion, and .40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2009, November 30, 2008, and November 30, 2007, the Adviser earned from the Fund $[__________], $1,158,796, and $1,642,525, respectively, in advisory fees. The Fund is not currently offering shares of Advisor Class Common Stock.


          The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board. The Fund paid the Adviser a total of $[________________] in respect of such services during the fiscal period of the Fund ended November 30, 2009.


          The Advisory Agreement became effective on December 6, 1999. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's directors, including the directors who are not parties to the Advisory Agreement or interested persons as defined in the Act, of any such party, at a meeting called for the purpose and held on December 6, 1999.


          The Advisory Agreement provides that it will continue in effect for two years from the date of its execution and thereafter from year to year provided that its continuance is specifically approved at least annually by the Fund's directors or by majority vote of the holders of the outstanding voting securities of the Fund, and, in either case, approval by a majority of the directors who are not parties to the Advisory Agreement or "interested persons" of such parties as defined in the 1940 Act. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the directors of the Fund, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meetings held on [_____________], 2009.


ALLIANCEBERNSTEIN BALANCED SHARES


          For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser a fee effective September 7, 2004 of .60% of the first $200 million, .50% of the next $200 million, and .40% of the excess over $400 million as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years ended November 30, 2009, November 30, 2008 and November 30, 2007, the Adviser received from the Fund advisory fees of $ [_____________], $5,608,920 and $7,378,157 respectively.


          The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's directors. The Fund paid to the Adviser a total of $[______________] in respect of such services during the fiscal year of the Fund ended November 30, 2009.


          The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's directors (including the directors who are not parties to the Advisory Agreement or "interested persons," as defined in the 1940 Act, of any such party) at a meeting called for the purpose and held on October 14, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.


          The Advisory Agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year, provided that such continuance is specifically approved at least annually by the Fund's directors or by majority vote of the holders of the outstanding voting securities of the Fund and, in either case, by a majority of the directors who are not parties to the Advisory Agreement, or "interested persons" of such parties as defined in the 1940 Act, at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Agreement was approved for an additional annual term by the directors of the Fund, including a majority of the directors who are not "interested persons" as defined in the 1940 Act, at their meetings held on [________________], 2009.


ALLIANCEBERNSTEIN UTILITY INCOME FUND


          For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser a fee effective September 7, 2004 of 0.55% of the first $2.5 billion, 0.45% of the excess over $2.5 billion up to $5 billion and 0.40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2009, 2008 and 2007, the Adviser received from the Fund $[_____________], $1,474,819, and $1,547,766, respectively, in advisory fees.


          The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's directors. The Fund paid to the Adviser a total of $[______________] in respect of such services during the fiscal year of the Fund ended November 30, 2009.


          The Advisory Agreement became effective on September 28, 1993, having been approved by the unanimous vote, cast in person, of the Fund's directors, including the directors who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party, at a meeting called for that purpose and held on September 14, 1993, and by the Fund's initial shareholder on September 15, 1993.


          The Advisory Agreement continues in effect from year to year, provided that such continuance is approved at least annually by the Fund's directors or by majority vote of the holders of the outstanding voting securities of the Fund, and, in either case, approval by a majority of the directors who are not parties to the Advisory Agreement or "interested persons" of such party, as defined in the 1940 Act. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the directors of the Fund including a majority of the directors who are not "interested persons" as defined in the 1940 Act, at their meetings held on [_________________], 2009.


ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND


          For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser a fee effective September 7, 2004 of .55% of the first $2.5 billion, .45% of the excess over $2.5 billion up to $5 billion and .40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years ended November 30, 2009, 2008, and 2007, the Adviser earned from the Fund $[_________________], $1,110,967, and $1,861,336, respectively in advisory fees.


          The Fund has, under the Advisory Agreement, assumed the obligation for payment of all its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's directors. For the fiscal year ended November 30, 2009, the Fund paid to the Adviser in respect of such services a total of $[_______________].


          The Advisory Agreement became effective on August 27, 1996. The Advisory agreement provides that it will continue in effect for two years from the date of its execution and thereafter from year to year, provided that such continuance is specifically approved at least annually by the Fund's directors or by majority vote of the holders of the outstanding voting securities of the Fund, including in either case approval by a majority of the directors who are not parties to the Advisory Agreement or "interested persons" of any such party, as defined in the 1940 Act, at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the directors of the Fund including a majority of the directors who are not "interested persons" as defined in the 1940 Act, at their meetings held on [_______________], 2009.


ALL FUNDS


          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Diversified Yield Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China 97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Funds' Portfolio Managers
----------------------------------------------------------

          ALLIANCEBERNSTEIN VALUE FUND. The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's U.S. Value Senior Investment Management Team. Mr. Christopher Marx, Mr. Joseph G. Paul, Mr. John
D. Phillips and Mr. David Yuen are the investment professionals(1) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.

----------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2009 are set forth below:

                                                 DOLLAR RANGES OF EQUITY
                                                 SECURITIES IN THE FUND(2)
                                                ---------------------------

Christopher Marx                                [_______________________]
Joseph G. Paul                                  [_______________________]
John D. Phillips                                [_______________________]
David Yuen                                      [_______________________]

----------
(2) The ranges presented above include vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").

          As of November 30, 2009, employees of the Adviser had approximately $[__________________] invested in shares of the Fund and approximately $[__________________] in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2009.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                    Number of     Total Assets
                                                    Registered    of Registered
                   Total Number                     Investment    Investment
                   of Registered Total Assets of    Companies     Companies
                   Investment    Registered         Managed with  Managed with
                   Companies     Investment         Performance-  Performance-
Portfolio Manager  Managed       Companies Managed  based Fees    based Fees
--------------------------------------------------------------------------------

Christopher Marx   [___________]  $[____________]  [__________]  $[___________]
Joseph G. Paul     [___________]  $[____________]  [__________]  $[___________]
John D. Phillips   [___________]  $[____________]  [__________]  $[___________]
David Yuen         [___________]  $[____________]  [__________]  $[___________]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                    Number of     Total Assets
                                                    Pooled        of Pooled
                   Total Number                     Investment    Investment
                   of Pooled     Total Assets of    Vehicles      Vehicles
                   Investment    Pooled             Managed with  Managed with
                   Vehicles      Investment         Performance-  Performance-
Portfolio Manager  Managed       Vehicles Managed   based Fees    based Fees
--------------------------------------------------------------------------------

Christopher Marx   [___________]  $[____________]  [__________]  $[___________]
Joseph G. Paul     [___________]  $[____________]  [__________]  $[___________]
John D. Phillips   [___________]  $[____________]  [__________]  $[___________]
David Yuen         [___________]  $[____________]  [__________]  $[___________]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                    Number of     Total Assets
                                                    Other         of Other
                   Total Number                     Accounts      Accounts
                   of Other       Total Assets      Managed with  with
                   Accounts       of Other          Performance-  Performance-
Portfolio Manager  Managed        Accounts Managed  based Fees    based Fees
--------------------------------------------------------------------------------

Christopher Marx   [___________]  $[____________]  [__________]  $[___________]
Joseph G. Paul     [___________]  $[____________]  [__________]  $[___________]
John D. Phillips   [___________]  $[____________]  [__________]  $[___________]
David Yuen         [___________]  $[____________]  [__________]  $[___________]
--------------------------------------------------------------------------------

          ALLIANCEBERNSTEIN SMALL/MID-CAP VALUE FUND. The management of and investment decisions for the Fund's portfolio are made by the Adviser's Small/Mid-Cap Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the investment professionals(3) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds Portfolio Managers" in the Fund's prospectuses.

----------
(3) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2009 are set forth below:

                                                    DOLLAR RANGES OF EQUITY
                                                    SECURITIES IN THE FUND(4)
                                                    -----------------------

Joseph G. Paul                                      [____________________]
James W. MacGregor                                  [____________________]
Andrew J. Weiner                                    [____________________]

----------
(4) The ranges presented above include vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").

          As of November 30, 2009, employees of the Adviser had approximately $[_________________] invested in shares of the Fund and approximately $[_________________] in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2009.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                    Number of     Total Assets
                                                    Registered    of Registered
                   Total Number                     Investment    Investment
                   of Registered Total Assets of    Companies     Companies
                   Investment    Registered         Managed with  Managed with
                   Companies     Investment         Performance-  Performance-
Portfolio Manager  Managed       Companies Managed  based Fees    based Fees
--------------------------------------------------------------------------------

Joseph G. Paul     [___________]  $[____________]  [__________]  $[___________]
James W. MacGregor [___________]  $[____________]  [__________]  $[___________]
Andrew J. Weiner   [___________]  $[____________]  [__________]  $[___________]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                    Number of     Total Assets
                                                    Pooled        of Pooled
                   Total Number                     Investment    Investment
                   of Pooled     Total Assets of    Vehicles      Vehicles
                   Investment    Pooled             Managed with  Managed with
                   Vehicles      Investment         Performance-  Performance-
Portfolio Manager  Managed       Vehicles Managed   based Fees    based Fees
--------------------------------------------------------------------------------

Joseph G. Paul     [___________]  $[____________]  [__________]  $[___________]
James W. MacGregor [___________]  $[____________]  [__________]  $[___________]
Andrew J. Weiner   [___________]  $[____________]  [__________]  $[___________]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                    Number of     Total Assets
                                                    Other         of Other
                   Total Number                     Accounts      Accounts
                   of Other       Total Assets      Managed with  with
                   Accounts       of Other          Performance-  Performance-
Portfolio Manager  Managed        Accounts Managed  based Fees    based Fees
--------------------------------------------------------------------------------

Joseph G. Paul     [___________]  $[____________]  [__________]  $[___________]
James W. MacGregor [___________]  $[____________]  [__________]  $[___________]
Andrew J. Weiner   [___________]  $[____________]  [__________]  $[___________]
--------------------------------------------------------------------------------

          ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND. The management of and investment decisions for the Fund's portfolio are made by the Adviser's International Value Senior Investment Management Team. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D'Auria, Mr. Eric J. Franco and Mr. Joseph G. Paul are the investment professionals(5) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds Portfolio Managers" in the Fund's prospectuses.

----------
(5) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2009 are set forth below:

                                                  DOLLAR RANGES OF EQUITY
                                                  SECURITIES IN THE FUND(6)
                                                  -----------------------

Sharon E. Fay(7)                                  [________________________]
Kevin F. Simms(7)                                 [________________________]
Henry S. D'Auria(7)                               [________________________]
Eric J. Franco(7)                                 [________________________]
Joseph J. Paul(8)                                 [________________________]

----------
(6) The ranges presented above include vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").

(7) For information presented as of the fiscal year ended November 30, 2009, with respect to each of Ms. Fay, Mr. Franco, Mr. Simms and Mr. D'Auria, if unvested shares awarded for calendar year 2009 and previous years under the Plan were included, the range would be [__________________], [_________________], [_________________] and [__________________],
     respectively.

(8) Mr. Paul did not assume significant responsibility for the day-to-day management of the Fund's portfolio until March 2, 2009.

          Overall, as of November 30, 2009, employees of the Adviser had approximately $[_________________] invested in shares of the Fund and approximately $[_________________] in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2009.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                    Number of     Total Assets
                                                    Registered    of Registered
                   Total Number                     Investment    Investment
                   of Registered Total Assets of    Companies     Companies
                   Investment    Registered         Managed with  Managed with
                   Companies     Investment         Performance-  Performance-
Portfolio Manager  Managed       Companies Managed  based Fees    based Fees
--------------------------------------------------------------------------------

Sharon E. Fay      [___________]  $[____________]  [__________]  $[___________]
Kevin F. Simms     [___________]  $[____________]  [__________]  $[___________]
Henry S. D'Auria   [___________]  $[____________]  [__________]  $[___________]
Eric J. Franco     [___________]  $[____________]  [__________]  $[___________]
Joseph G. Paul     [___________]  $[____________]  [__________]  $[___________]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                    Number of     Total Assets
                                                    Pooled        of Pooled
                   Total Number                     Investment    Investment
                   of Pooled     Total Assets of    Vehicles      Vehicles
                   Investment    Pooled             Managed with  Managed with
                   Vehicles      Investment         Performance-  Performance-
Portfolio Manager  Managed       Vehicles Managed   based Fees    based Fees
--------------------------------------------------------------------------------

Sharon E. Fay      [___________]  $[____________]  [__________]  $[___________]
Kevin F. Simms     [___________]  $[____________]  [__________]  $[___________]
Henry S. D'Auria   [___________]  $[____________]  [__________]  $[___________]
Eric J. Franco     [___________]  $[____________]  [__________]  $[___________]
Joseph G. Paul     [___________]  $[____________]  [__________]  $[___________]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                    Number of     Total Assets
                                                    Other         of Other
                   Total Number                     Accounts      Accounts
                   of Other       Total Assets      Managed with  with
                   Accounts       of Other          Performance-  Performance-
Portfolio Manager  Managed        Accounts Managed  based Fees    based Fees
--------------------------------------------------------------------------------

Sharon E. Fay      [___________]  $[____________]  [__________]  $[___________]
Kevin F. Simms     [___________]  $[____________]  [__________]  $[___________]
Henry S. D'Auria   [___________]  $[____________]  [__________]  $[___________]
Eric J. Franco     [___________]  $[____________]  [__________]  $[___________]
Joseph G. Paul     [___________]  $[____________]  [__________]  $[___________]
--------------------------------------------------------------------------------

          ALLIANCEBERNSTEIN GLOBAL VALUE FUND. The management of and investment decisions for the Fund's portfolio are made by the Adviser's Global Value Senior Investment Management Team. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D'Auria, Mr. Eric J. Franco and Mr. Joseph G. Paul are the investment professionals(9) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.

----------
(9) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2009 are set forth below:

                                                      DOLLAR RANGES OF EQUITY
                                                      SECURITIES IN THE FUND(10)
                                                      --------------------------

Sharon E. Fay(11)                                       [_____________________]
Kevin F. Simms(11)                                      [_____________________]
Henry S. D'Auria(11)                                    [_____________________]
Eric J. Franco                                          [_____________________]
Joseph G. Paul(12)                                      [_____________________]

----------
(10) The ranges presented above include vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").

(11) For information presented as of the fiscal year ended November 30, 2009, with respect to each of Ms. Fay, Mr. Simms and Mr. D'Auria, if unvested shares for calendar year 2009 and previous years under the Plan were included, the ranges would be [_______________], [__________________] and
     [_________________], respectively.


          As of November 30, 2009, employees of the Adviser had approximately $[_________________] invested in shares of the Fund and approximately $[_________________] in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2009.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                    Number of     Total Assets
                                                    Registered    of Registered
                   Total Number                     Investment    Investment
                   of Registered Total Assets of    Companies     Companies
                   Investment    Registered         Managed with  Managed with
                   Companies     Investment         Performance-  Performance-
Portfolio Manager  Managed       Companies Managed  based Fees    based Fees
--------------------------------------------------------------------------------

Sharon E. Fay      [___________]  $[____________]  [__________]  $[___________]
Kevin F. Simms     [___________]  $[____________]  [__________]  $[___________]
Henry S. D'Auria   [___________]  $[____________]  [__________]  $[___________]
Eric J. Franco     [___________]  $[____________]  [__________]  $[___________]
Joseph G. Paul     [___________]  $[____________]  [__________]  $[___________]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                    Number of     Total Assets
                                                    Pooled        of Pooled
                   Total Number                     Investment    Investment
                   of Pooled     Total Assets of    Vehicles      Vehicles
                   Investment    Pooled             Managed with  Managed with
                   Vehicles      Investment         Performance-  Performance-
Portfolio Manager  Managed       Vehicles Managed   based Fees    based Fees
--------------------------------------------------------------------------------

Sharon E. Fay      [___________]  $[____________]  [__________]  $[___________]
Kevin F. Simms     [___________]  $[____________]  [__________]  $[___________]
Henry S. D'Auria   [___________]  $[____________]  [__________]  $[___________]
Eric J. Franco     [___________]  $[____________]  [__________]  $[___________]
Joseph G. Paul     [___________]  $[____________]  [__________]  $[___________]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                    Number of     Total Assets
                                                    Other         of Other
                   Total Number                     Accounts      Accounts
                   of Other       Total Assets      Managed with  with
                   Accounts       of Other          Performance-  Performance-
Portfolio Manager  Managed        Accounts Managed  based Fees    based Fees
--------------------------------------------------------------------------------

Sharon E. Fay      [___________]  $[____________]  [__________]  $[___________]
Kevin F. Simms     [___________]  $[____________]  [__________]  $[___________]
Henry S. D'Auria   [___________]  $[____________]  [__________]  $[___________]
Eric J. Franco     [___________]  $[____________]  [__________]  $[___________]
Joseph G. Paul     [___________]  $[____________]  [__________]  $[___________]
--------------------------------------------------------------------------------


          ALLIANCEBERNSTEIN GROWTH AND INCOME FUND. Mr. Frank Caruso is the investment professional(13) primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds Portfolio Managers" in the Fund's prospectuses. As of the Fund's fiscal year ended October 31, 2009, Mr. Caruso owned between $[____________] - $[____________] of the Fund's equity securities, either directly or beneficially.(14)

----------------

(13) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

(14) The ranges presented above include vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan"). If unvested shares awarded for calendar year 2007 and previous years under the Plan were included, the range would be "$500,001 - $1,000,000".

          As of October 31, 2009, employees of the Adviser had approximately $[________________] invested in shares of the Fund and approximately $[______________] in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Mr. Caruso also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended October 31, 2009.


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                        Number of            Total Assets of
                                        Registered           Registered
Total Number of    Total Assets         Investment           Investment
Registered         of Registered        Companies            Companies
Investment         Investment           Managed with         Managed with
Companies          Companies            Performance-         Performance-
Managed            Managed              based fees           based fees
-------            -------              ----------           ----------
[_________]        $[____________]      [___________]        [___________]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                        Number of            Total Assets of
                                        Pooled               Pooled
Total Number of    Total Assets         Investment           Investment
Pooled             of Poooled           Vehicles             Vehicles
Investment         Investment           Managed with         Managed with
Vehicles           Vehicles             Performance-         Performance-
Managed            Managed              based fees           based fees
-------            -------              ----------           ----------
[_________]        $[____________]      [___________]        [___________]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                        Number of
                                        Other                Total Assets of
Total Number       Total Assets         Accounts             Other
of Other           of Other             Managed with         Accounts with
Accounts           Accounts             Performance-         Performance-
Managed            Managed              based fees           based fees
--------------------------------------------------------------------------------
[_________]        $[____________]      [___________]        [___________]
--------------------------------------------------------------------------------


          ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND. Mr. Frank Caruso is the investment professional(15) primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds Portfolio Managers" in the Fund's prospectuses. As of the Fund's fiscal year ended November 30, 2009, the dollar range of the Fund's equity securities owned directly or beneficially by Mr. Caruso was $[________________].

----------
(15) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          As of November 30, 2009, employees of the Adviser had approximately $[______________] invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Mr. Caruso also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2009.


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                        Number of            Total Assets of
                                        Registered           Registered
Total Number of    Total Assets         Investment           Investment
Registered         of Registered        Companies            Companies
Investment         Investment           Managed with         Managed with
Companies          Companies            Performance-         Performance-
Managed            Managed              based fees           based fees
-------            -------              ----------           ----------
[_________]        $[____________]      [___________]        [___________]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                        Number of            Total Assets of
                                        Pooled               Pooled
Total Number of    Total Assets         Investment           Investment
Pooled             of Poooled           Vehicles             Vehicles
Investment         Investment           Managed with         Managed with
Vehicles           Vehicles             Performance-         Performance-
Managed            Managed              based fees           based fees
-------            -------              ----------           ----------
[_________]        $[____________]      [___________]        [___________]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                        Number of
                                        Other                Total Assets of
Total Number       Total Assets         Accounts             Other
of Other           of Other             Managed with         Accounts with
Accounts           Accounts             Performance-         Performance-
Managed            Managed              based fees           based fees
-------            -------              ----------           ----------
[_________]        $[____________]      [___________]        [___________]
--------------------------------------------------------------------------------


          ALLIANCEBERNSTEIN BALANCED SHARES. The management of and investment decisions for AllianceBernstein Balanced Shares are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the U.S. Investment Grade Core Fixed-Income Team. Each Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.


          While the members of the Balanced Shares Investment Team work jointly to determine the Fund's investment strategy, as of April 1, 2007, Mr. Frank Caruso, CFA, who is the CIO of the Relative Value Investment Team, and Mr. Aryeh Glatter, a member of the Relative Investment Team, are responsible for the day-to-day management of the equity component of the Fund's portfolio. The debt component of the Fund is managed by the U.S. Investment Grade Core Fixed-Income Team. For additional information about the portfolio management of the Fund, see "Management of the Funds Portfolio Managers" in the Fund's prospectuses.


          The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2009 is set forth below:


                                                        DOLLAR RANGE OF EQUITY
                                                        SECURITIES IN THE FUND
                                                        ----------------------
Frank Caruso                                            [_____________________]
Paul J. DeNoon*                                         [_____________________]
Aryeh Glatter                                           [_____________________]
Shawn E. Keegan                                         [_____________________]
Joran Laird                                             [_____________________]
Alison M. Martier                                       [_____________________]
Douglas J. Peebles                                      [_____________________]
Greg J. Wilensky                                        [_____________________]


----------------------
* Mr. DeNoon became jointly and primarily responsible for the Fund's debt component as of January 2009.


          As of November 30, 2009, AllianceBernstein employees had approximately $[________________] in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2009.


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                   Total
                                                     Number of     Assets of
                        Total       Total            Registered    Registered
                        Number of   Assets of        Investment    Investment
                        Registered  Registered       Companies     Companies
                        Investment  Investment       Managed with  Managed with
                        Companies   Companies        Performance-  Performance-
Portfolio Manager       Managed     Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Frank Caruso            [________]  $[_____________] [_________]   [___________]
Paul J. DeNoon          [________]  $[_____________] [_________]   [___________]
Aryeh Glatter           [________]  $[_____________] [_________]   [___________]
Shawn E. Keegan         [________]  $[_____________] [_________]   [___________]
Joran Laird             [________]  $[_____________] [_________]   [___________]
Alison M. Martier       [________]  $[_____________] [_________]   [___________]
Douglas J. Peebles      [________]  $[_____________] [_________]   [___________]
Greg J. Wilensky        [________]  $[_____________] [_________]   [___________]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total                        Pooled         Pooled
                        Number of   Total Assets     Investment     Investment
                        Pooled      of Pooled        Vehicles       Vehicles
                        Investment  Investment       Managed with   Managed with
                        Vehicles    Vehicles         Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Frank Caruso            [________]  $[_____________] [_________]   [___________]
Paul J. DeNoon          [________]  $[_____________] [_________]   [___________]
Aryeh Glatter           [________]  $[_____________] [_________]   [___________]
Shawn E. Keegan         [________]  $[_____________] [_________]   [___________]
Joran Laird             [________]  $[_____________] [_________]   [___________]
Alison M. Martier       [________]  $[_____________] [_________]   [___________]
Douglas J. Peebles      [________]  $[_____________] [_________]   [___________]
Greg J. Wilensky        [________]  $[_____________] [_________]   [___________]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total                        Other          Other
                        Number of                    Accounts       Accounts
                        Other       Total Assets of  Managed with   with
                        Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Frank Caruso            [________]  $[_____________] [_________]   [___________]
Paul J. DeNoon          [________]  $[_____________] [_________]   [___________]
Aryeh Glatter           [________]  $[_____________] [_________]   [___________]
Shawn E. Keegan         [________]  $[_____________] [_________]   [___________]
Joran Laird             [________]  $[_____________] [_________]   [___________]
Alison M. Martier       [________]  $[_____________] [_________]   [___________]
Douglas J. Peebles      [________]  $[_____________] [_________]   [___________]
Greg J. Wilensky        [________]  $[_____________] [_________]   [___________]
--------------------------------------------------------------------------------


          ALLIANCEBERNSTEIN UTILITY INCOME FUND. Ms. Anne Tsao is the investment professional(16) primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds Portfolio Managers" in the Fund's prospectuses.

----------
(16) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          As of the Fund's fiscal year ended November 30, 2009, Ms. Tsao did not own directly or beneficially any of the Fund's securities.


          As of November 30, 2009, AllianceBernstein employees had approximately $[_______________] invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Ms. Tsao also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2009.


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                   Total
                                          Number of                Assets of
Total                Total                Registered               Registered
Number of            Assets of            Investment               Investment
Registered           Registered           Companies                Companies
Investment           Investment           Managed with             Managed with
Companies            Companies            Performance-             Performance-
Managed              Managed              based Fees               based Fees
--------------------------------------------------------------------------------
[_________]        $[____________]      [___________]        [___________]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                   Total
                                          Number of                Assets of
Total                Total                Pooled                   Pooled
Number of            Assets of            Investment               Investment
Pooled               Pooled               Vehicles                 Vehicles
Investment           Investment           Managed with             Managed with
Vehicles             Vehicles             Performance-             Performance-
Managed              Managed              based Fees               based Fees
--------------------------------------------------------------------------------
[_________]        $[____________]      [___________]        [___________]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                            Number of              Total
Total                 Total                 Other                  Assets of
Number of             Assets of             Accounts               Other
Other                 Other                 Managed with           Accounts with
Accounts              Accounts              Performance-           Performance-
Managed               Managed               based Fees             based Fees
--------------------------------------------------------------------------------
[_________]        $[____________]      [___________]        [___________]
--------------------------------------------------------------------------------


          ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND. The management of and investment decisions for the Fund's portfolio are made by the Adviser's Global REIT Senior Investment Management Team. Ms. Teresa Marziano, Mr. Prashant Tewari and Diane Won are the investment professionals(17) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds Portfolio Managers" in the Fund's prospectuses.

----------
(17) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2009 is set forth below:


                                                          DOLLAR RANGE OF EQUITY
                                                          SECURITIES IN THE FUND
                                                          ----------------------

Teresa Marziano                                           [____________________]
Prashant Tewari                                           [____________________]
Diane Won                                                 [____________________]


          As of November 30, 2009, employees of the Adviser had approximately $[_____________] invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2009.


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Teresa Marziano         [________]  $[____________]  [___________]  [________]
Prashant Tewari         [________]  $[____________]  [___________]  [________]
Diane Won               [________]  $[____________]  [___________]  [________]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total                        Pooled         Pooled
                        Number of   Total Assets     Investment     Investment
                        Pooled      of Pooled        Vehicles       Vehicles
                        Investment  Investment       Managed with   Managed with
                        Vehicles    Vehicles         Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Teresa Marziano         [________]  $[____________]  [___________]  [__________]
Prashant Tewari         [________]  $[____________]  [___________]  [__________]
Diane Won               [________]  $[____________]  [___________]  [__________]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total                        Other          Other
                        Number of                    Accounts       Accounts
                        Other       Total Assets of  Managed with   with
                        Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Teresa Marziano         [________]  $[____________]  [___________]  [__________]
Prashant Tewari         [________]  $[____________]  [___________]  [__________]
Diane Won               [________]  $[____________]  [___________]  [__________]
--------------------------------------------------------------------------------

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

          To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. In 2009, the Adviser expects that all deferred awards will be in the form of the Adviser's publicly traded equity securities.(18)

----------
(18) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.

          (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

          (v) Compensation under the Adviser's Special Option Program: Under this program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Adviser's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Adviser.

Board of Directors Information
------------------------------

          The business and affairs of each Fund are managed under the direction of the Boards, which are comprised of the same directors/trustees ("Directors") for all Funds. Certain information concerning the Directors is set forth below.

                                PRINCIPAL                        PORTFOLIOS IN   OTHER
NAME, ADDRESS,*                 OCCUPATION(S)                    FUND COMPLEX    TRUSTEESHIPS/
AGE AND                         DURING PAST                      OVERSEEN BY     DIRECTORSHIPS
(YEAR ELECTED**)                5 YEARS                          TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

Chairman of the Board William   Investment Adviser and an             86         None
H. Foulk, Jr., +, #             Independent Consultant.
77                              Previously, he was Senior
(1992 - Balanced Shares)        Manager of Barrett Associates,
(1993 - Utility Income)         Inc., a registered investment
(1996 - Global Real Estate)     adviser, with which he had
(1998 - Growth and Income)      been associated since prior to
(1999 - Focused Growth &        2005. He was formerly Deputy
Income)                         Comptroller and Chief
(2001 - Value Fund, Small/Mid   Investment Officer of the
Cap Value, International        State of New York and, prior
Value, Global Value)            thereto, Chief Investment
                                Officer of the New York Bank
                                for Savings.

John H. Dobkin, #               Consultant. Formerly,                 84         None
68                              President of Save Venice, Inc.
(1992 - Balanced Shares)        (preservation organization)
(1993 - Utility Income)         from 2001-2002, Senior Advisor
(1996 - Global Real Estate)     from June 1999-June 2000 and
(1998 - Growth and Income)      President of Historic Hudson
(1999 - Focused Growth &        Valley (historic preservation)
Income)                         from December 1989-May 1999.
(2001 - Value Fund, Small/Mid   Previously, Director of the
Cap Value, International        National Academy of Design.
Value, Global Value)

Michael J. Downey, #            Private Investor since prior          84         Asia Pacific Fund, Inc.,
66                              to 2005. Formerly, managing                      The Merger Fund and Prospect
2005 - All Funds                partner of Lexington Capital,                    Acquisition Corp. (financial
                                LLC (investment advisory firm)                   services)
                                from December 1997 until
                                December 2003. From 1987 until
                                1993, Chairman and CEO of
                                Prudential Mutual Fund
                                Management.

D. James Guzy, #                Chairman of the Board of PLX          84         Cirrus Logic Corporation
73                              Technology (semi-conductors)                     (semi-conductors)
2005 - All Funds                and of SRC Computers Inc.,
                                with which he has been
                                associated since prior to
                                2005. He was formerly a
                                director of the Intel
                                Corporation (semi-conductors)
                                until May 2008.

Nancy P. Jacklin, #             Professorial Lecturer at the          84         None
61                              Johns Hopkins School of
2006 - All Funds                Advanced International Studies
                                in the 2009-2010 academic
                                year. Formerly, U.S. Executive
                                Director of the International
                                Monetary Fund (December
                                2002-May 2006); Partner,
                                Clifford Chance (1992-2002);
                                Sector Counsel, International,
                                Banking and Finance, and
                                Associate General Counsel,
                                Citicorp (1985-1992);
                                Assistant General Counsel
                                (International) Federal
                                Reserve Board of Governors
                                (1982-1985); and Attorney
                                Advisor, U.S. Department of
                                the Treasury (1973-1982).
                                Member of the Bar of the
                                District of Columbia and of
                                New York; and member of the
                                Council on Foreign Relations.

Garry L. Moody, #               Formerly, Partner, Deloitte &         83         None
57                              Touche LLP, Vice Chairman, and
2008 - All Funds                U.S. and Global Managing
                                Partner, Investment Management
                                Services Group 1995-2008.

Marshall C. Turner, Jr., #      Interim CEO of MEMC Electronic        84         Xilinx, Inc. (programmable
68                              Materials, Inc.                                  logic semi-conductors) and
2005 - All Funds                (semi-conductor and solar cell                   MEMC Electronic
                                substrates) since November                       Materials, Inc.
                                2008 until March 2, 2009. He
                                was Chairman and CEO of Dupont
                                Photomasks, Inc. (components
                                of semi-conductor
                                manufacturing), 2003-2005, and
                                President and CEO, 2005-2006,
                                after the company was renamed
                                Toppan Photomasks, Inc.

Earl D. Weiner, #               Of Counsel, and Partner prior         84         None
70                              to January 2007, of the law
2007 - All Funds                firm Sullivan & Cromwell LLP
                                and member of ABA Federal
                                Regulation of Securities
                                Committee Task Force on Fund
                                Director's Guidebook.


----------
* The address for each of the Fund's disinterested Trustees is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**   There is no stated term of office for the Trustees.

+    Member of the Fair Value Pricing Committee.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

          Each Fund's Board has four standing committees an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing, and Independent Directors Committees are identified above.


          The function of the Audit Committee is to assist the Boards in their oversight of the Funds' financial reporting process. The Audit Committee of Value Fund, Small/Mid Cap Value, International Value, Global Value, Growth and Income, Focused Growth & Income, Balanced Shares, Utility Income and Global Real Estate met [____] times, [____] times, [____] times, [____] times, [____] times,
[____] times, [____] times, [____] times and [____] times, respectively, during each Fund's most recently completed fiscal year.


          The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions of the Trustees. The Governance and Nominating Committee of Value Fund, Small/Mid Cap Value, International Value, Global Value, Growth and Income, Focused Growth & Income, Balanced Shares, Utility Income and Global Real Estate met [____] times, [____] times, [____] times, [____] times, [____] times, [____] times, [____]
times, [____] times and [____] times, respectively, during each Fund's most recently completed fiscal year.


          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Trust not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.


          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Funds (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Funds; (v) the class or series and number of all shares of a fund of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds, the candidate's ability to qualify as a disinterested Director or Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.


          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Funds made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Funds' NAV by more than $0.01 per share. The Fair Value Pricing Committee of Value Fund, Small/Mid Cap Value, International Value, Global Value, Growth and Income, Focused Growth & Income, Balanced Shares, Utility Income and Global Real Estate met [____] times, [____] times, [____] times, [____] times, [____] times, [____] times, [____] times, [____]
times and [____] times, respectively, during each Fund's most recently completed fiscal year.


          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of Value Fund, Small/Mid Cap Value, International Value, Global Value, Growth and Income, Focused Growth & Income, Balanced Shares, Utility Income and Global Real Estate met [____] times, [____] times, [____] times, [____] times, [____] times, [____] times, [____] times, [____] times and [____] times, respectively, during each Fund's most recently completed fiscal year.


          The dollar range of each Fund's securities owned by each Director or Trustee and the aggregate dollar range of securities owned in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                    AGGREGATE DOLLAR RANGE
                         DOLLAR RANGE OF            OF EQUITY SECURITIES IN THE
                         EQUITY SECURITIES IN THE   ALLIANCEBERNSTEIN FUND
                         FUNDS AS OF                COMPLEX AS OF
NAME OF TRUSTEE          DECEMBER 31, 2009          DEECEMBER 31, 2009
--------------------------------------------------------------------------------

John H. Dobkin           $[_____________]                     $[_____________]
Michael J. Downey        $[_____________]                     $[_____________]
William H. Foulk, Jr.    $[_____________]                     $[_____________]
D. James Guzy            $[_____________]                     $[_____________]
Nancy P. Jacklin         $[_____________]                     $[_____________]
Garry L. Moody           $[_____________]                     $[_____________]
Marshall C. Turner, Jr.  $[_____________]                     $[_____________]
Earl D. Weiner           $[_____________]                     $[_____________]

Officer Information
-------------------

Certain information concerning each Fund's officers is set forth below.

NAME ADDRESS,*            POSITION(S) HELD       PRINCIPAL OCCUPATION
AND AGE                   WITH FUND              DURING PAST 5 YEARS
--------------------------------------------------------------------------------

All Funds
---------

Robert M. Keith,          President and Chief    Executive Vice President of the
49                        Executive Officer      Adviser** since July 2008.
                                                 Director of AllianceBernstein
                                                 Investments, Inc. ("ABI")***
                                                 and the head of ABI since July
                                                 2008. Prior to joining ABI in
                                                 2006, Executive Managing
                                                 Director of Bernstein Global
                                                 Wealth Management, and prior
                                                 thereto, Senior Managing
                                                 Director and Global Head of
                                                 Client Service and Sales of the
                                                 Adviser's institutional
                                                 investment management business
                                                 since 2004. Prior thereto, he
                                                 was a Managing Director and
                                                 Head of North American Client
                                                 Service and Sales in the
                                                 Adviser's institutional
                                                 investment management business,
                                                 with which he had been
                                                 associated since prior to 2005.

Philip L Kirstein,        Senior Vice President  Senior Vice President and
64                        and Independent        Independent Compliance Officer
                          Compliance Officer     of the AllianceBernstein Funds,
                                                 with which he has been
                                                 associated since October 2004.
                                                 Prior thereto, he was Of
                                                 Counsel to Kirkpatrick &
                                                 Lockhart, LLP. from October
                                                 2003 to October 2004, and
                                                 General Counsel of Merrill
                                                 Lynch Investment Managers, L.P.
                                                 since prior to 2005.

Emilie D. Wrapp,          Secretary              Senior Vice President,
54                                               Assistant General Counsel and
                                                 Assistant Secretary of ABI,**
                                                 with which she has been
                                                 associated since prior to 2005.

Joseph J. Mantineo,       Treasurer and Chief    Senior Vice President of
50                        Financial Officer      ABIS,** with which he has been
                                                 associated since prior to 2005.

Phyllis J. Clarke,        Controller             Assistant Vice President of
49                                               ABIS,** with which she has been
                                                 associated since prior to 2005.

Value Fund
Small/Mid Cap value
International Value
Global Value

Sharon E. Fay,            Senior Vice President  Executive Vice President of the
49                                               Adviser,** and Chief Investment
                                                 Officer of Global Value
                                                 Equities since June 2003. Until
                                                 January 2006, she was Co-Chief
                                                 Investment Officer of U.K. and
                                                 European Value Equities at the
                                                 Adviser since prior to 2005.

Marilyn G. Fedak,         Senior Vice President  Vice Chair of Investment
62                                               Services since January 2009.
                                                 Prior thereto, Executive Vice
                                                 President of the Adviser.**
                                                 Head of Sanford C. Bernstein &
                                                 Co., Inc.'s Value Equities
                                                 Business and Co-Chief
                                                 Investment Officer of U.S.
                                                 Value Equities since prior to
                                                 2005.

Joseph G. Paul,           Senior Vice President  Senior Vice President of the
50                                               Adviser,** with which he has
                                                 been associated since prior to
                                                 2005, Chief Investment Officer
                                                 of Small- and Mid-Cap Value
                                                 Equities since prior to 2005,
                                                 Chief Investment Officer of
                                                 Advanced Value since prior to
                                                 2005, and Co-Chief Investment
                                                 Officer of Real Estate
                                                 Investments since July 2005.

Kevin F. Simms,           Senior Vice President  Senior Vice President of the
43                                               Adviser,** with which he has
                                                 been associated since prior to
                                                 2005, and Co-Chief Investment
                                                 Officer of International Value
                                                 Equities since prior to 2005.
                                                 He has also been Director of
                                                 Research for Global and
                                                 International Value Equities
                                                 since prior to 2005.

Henry S. D'Auria,         Vice President         Senior Vice President of the
48                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2005, Chief Investment Officer
                                                 of Emerging Markets Value
                                                 Equities since prior to 2005
                                                 and Co-Chief Investment Officer
                                                 of International Value Equities
                                                 since prior to 2005.

Eric J. Franco,           Vice President         Senior Vice President of the
49                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2005.

James W. MacGregor,       Vice President         Senior Vice President of the
42                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2005, and Director of Research
                                                 for Small- and Mid-Cap Value
                                                 Equities.

Christopher Marx,         Vice President         Senior Vice President of the
42                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2005.

John Phillips,            Vice President         Senior Vice President of the
63                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2005.

Andrew Weiner,            Vice President         Senior Vice President of the
41                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2005.

Growth and Income
Focused Growth & Income

Frank V. Caruso,          Senior Vice President  Senior Vice President of the
53                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2005.

Craig Ayers,              Vice President         Senior Vice President of the
39                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2005.

Aryeh Glatter,            Vice President         Senior Vice President of the
43                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2005.

Balanced Shares

Craig T. Ayers,           Vice President         See above.
39

Frank V. Caruso,          Vice President         See above.
53

Paul J. DeNoon,           Vice President         Senior Vice President of the
47                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2005.

Aryeh Glatter,            Vice President         See above.
42

Shawn E. Keegan,          Vice President         Vice President of the
38                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2005.

Joran Laird,              Vice President         Vice President of the
35                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2005.

Alison M. Martier,        Vice President         Senior Vice President of the
53                                               Adviser**, with which she has
                                                 been associated since prior to
                                                 2005.

Douglas J. Peebles,       Vice President         Executive Vice President of the
44                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2005.

Greg J. Wilensky,         Vice President         Senior Vice President of the
42                                               Adviser**, with which he has
                                                 been associated since prior to
                                                 2005.

Utility Income
--------------

Annie Tsao,               Vice President         Senior Vice President of the
57                                               Adviser**, with which she has
                                                 been associated since prior to
                                                 2005.

Global Real Estate

Teresa Marziano,          Senior Vice President  Senior Vice President of the
55                                               Adviser,** since prior to 2005
                                                 and co-Chief Investment Officer
                                                 of Real Estate Investments
                                                 since July 2004.

Prashant Tewari,          Vice President         Vice President of the
38                                               Adviser,** wince October 2005.
                                                 Prior thereto, he was an
                                                 engagement manager at McKinsey
                                                 & Company since prior to 2005.

Diane Won,                Vice President         Vice President of the
[____]                                           Adviser,** with which she has
                                                 been associated since prior to
                                                 2005. Prior thereto, she was a
                                                 senior case leader at Monitor
                                                 Group since prior to 2005.


----------------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   The Adviser, ABI and ABIS are affiliates of the Trust.


          The Funds do not pay any fees to, or reimburse expenses of, their Directors who are considered an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. The aggregate compensation paid to the Directors by each Fund for the fiscal year ended October 31, 2009 or November 30, 2009, as applicable, the aggregate compensation paid to each of the Directors during calendar year 2009 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors or Trustees serves as a director or trustee are set forth below. Neither the Funds nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.


                                                                                             Total Number of
                                                                                             Investment Portfolios
                                                                  Total Number of            within the
                                                                  Investment Companies       AllianceBernstein
                                            Total Compensation    in the AllianceBernstein   Fund Complex
                                            From the              Fund Complex,              Including the Trust,
                           Aggregate        AllianceBernstein     Including the Trust, as    as to which the
Name of Trustee            Compensation     Fund Complex,         to which the Trustee is    Trustee is a Director
or Director                from the Trust   Including the Trust   a Director or Trustee      or Trustee
------------------------------------------------------------------------------------------------------------------
John H. Dobkin             $[__________]    $[__________]                [____]                        [____]
Michael J. Downey          $[__________]    $[__________]                [____]                        [____]
William H. Foulk, Jr.      $[__________]    $[__________]                [____]                        [____]
D. James Guzy              $[__________]    $[__________]                [____]                        [____]
Nancy P. Jacklin           $[__________]    $[__________]                [____]                        [____]
Garry L. Moody             $[__________]    $[__________]                [____]                        [____]
Marshall C. Turner, Jr.    $[__________]    $[__________]                [____]                        [____]
Earl D. Weiner             $[__________]    $[__________]                [____]                        [____]


          As of [____________], 2010, the Directors and officers of the Value Fund, Small/Mid Cap Value, International value, Global Value, Growth and Income, Focused Growth & Income, Balanced Shares, Utility Income and Global Real Estate as a group owned less than 1% of the shares of each of the Value Fund, Small/Mid Cap Value, International value, Global Value, Growth and Income, Focused Growth & Income, Balanced Shares, Utility Income and Global Real Estate, respectively.

          The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940 Act.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUNDS

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

          Each Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares, Class C shares, Class R shares and Class K shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (each a "Plan" and collectively, the "Plans").


          During AllianceBernstein Value Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $[_____________], which constituted [_______]%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $[_____________]. Of the $[_____________] paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $[_____________] was spent on advertising, $[_____________] on the printing and mailing of prospectuses for persons other than current shareholders, $[_____________] for compensation to broker-dealers and other financial intermediaries (including, $[_____________] to ABI), $[_____________] for compensation to sales personnel, and $[_____________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Value Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $[__________] (net of $[__________], which was waived by the distributor), which constituted [_______]%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $[__________]. Of the $[_____________] paid by the Fund and the Adviser under the Plan with respect to the Class B shares, $[__________] was spent on advertising, $[__________] on the printing and mailing of prospectuses for persons other than current shareholders, $[__________] for compensation to broker-dealers and other financial intermediaries (including, $[___________] to ABI), $[__________] for compensation to sales personnel, $[__________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $[__________] was used to offset the distribution services fees paid in prior years.


          During AllianceBernstein Value Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $[__________], which constituted [_______]%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $[__________]. Of the $[__________] paid by the Fund and the Adviser under the Plan with respect to the Class C shares, $[__________] was spent on advertising, $[__________] on the printing and mailing of prospectuses for persons other than current shareholders, $[__________] for compensation to broker-dealers and other financial intermediaries (including, $[__________] to ABI), $[__________] for compensation to sales personnel, $[__________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $[__________] was used to offset the distribution services fees paid in prior years.


          During AllianceBernstein Value Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $[__________], which constituted [_______]%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $[__________]. Of the $[__________] paid by the Fund and the Adviser under the Plan with respect to the Class R shares, $[__________] was spent on advertising, $[__________] on the printing and mailing of prospectuses for persons other than current shareholders, $[__________] for compensation to broker-dealers and other financial intermediaries (including, $[__________] to ABI), $[__________] for compensation to sales personnel, and $[__________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Value Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $[__________] (net of $[__________], which was waived by the distributor), which constituted [_______]%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $[__________]. Of the $[__________] paid by the Fund and the Adviser under the Plan with respect to the Class K shares, $[__________] was spent on advertising, $[__________] on the printing and mailing of prospectuses for persons other than current shareholders, $[__________] for compensation to broker-dealers and other financial intermediaries (including, $[__________] to ABI), $[__________] for compensation to sales personnel, and $[__________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Small/Mid Cap Value Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $[__________], which constituted [_______]%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $[__________]. Of the $[__________] paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $[__________] was spent on advertising, $[__________] on the printing and mailing of prospectuses for persons other than current shareholders, $[__________] for compensation to broker-dealers and other financial intermediaries (including, $[__________] to ABI), $[__________] for compensation to sales personnel, and $[__________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Small/Mid Cap Value Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $[__________] (net of $[__________], which was waived by the Distributor), which constituted [_______]%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $[__________]. Of the $[__________] paid by the Fund and the Adviser under the Plan with respect to the Class B shares, $[__________] was spent on advertising, $[__________] on the printing and mailing of prospectuses for persons other than current shareholders, $[__________] for compensation to broker-dealers and other financial intermediaries (including, $[__________] to ABI), $[__________] for compensation to sales personnel, and $[__________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Small/Mid Cap Value Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $[__________], which constituted [_______]%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $[__________]. Of the $[__________] paid by the Fund and the Adviser under the Plan with respect to the Class C shares, $[__________] was spent on advertising, $[__________] on the printing and mailing of prospectuses for persons other than current shareholders, $[__________] for compensation to broker-dealers and other financial intermediaries (including, $[__________] to ABI), $[__________] for compensation to sales personnel, and $[__________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Small/Mid Cap Value Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $[__________], which constituted [______]%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $[__________]. Of the $[__________]paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $24 was spent on advertising, $[__________] on the printing and mailing of prospectuses for persons other than current shareholders, $[__________] for compensation to broker-dealers and other financial intermediaries (including, $[__________] to ABI), $[__________] for compensation to sales personnel, and $[__________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Small/Mid Cap Value Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $[__________], which constituted [_______]%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $[__________]. Of the $[__________] paid by the Fund and the Adviser under the Plan with respect to the Class K shares, $[__________] was spent on advertising, $[__________] on the printing and mailing of prospectuses for persons other than current shareholders, $[__________] for compensation to broker-dealers and other financial intermediaries (including, $[__________] to ABI), $[__________] for compensation to sales personnel, and $[__________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein International Value Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $[__________], which constituted [_______]%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $[__________]. Of the $[__________] paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $[__________] was spent on advertising, $[__________] on the printing and mailing of prospectuses for persons other than current shareholders, $[__________] for compensation to broker-dealers and other financial intermediaries (including, $[__________] to ABI), $[__________] for compensation to sales personnel, and $[__________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein International Value Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $[__________], which constituted [_______]%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $[__________]. Of the $[__________] paid by the Fund and the Adviser under the Plan with respect to the Class B shares, $[__________] was spent on advertising, $[__________] on the printing and mailing of prospectuses for persons other than current shareholders, $[__________] for compensation to broker-dealers and other financial intermediaries (including, $[__________] to ABI), $[__________] for compensation to sales personnel, $[__________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $[__________] was used to offset the distribution services fees paid in prior years.


          During AllianceBernstein International Value Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $[__________], which constituted [_______]%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $[__________]. Of the $[__________] paid by the Fund and the Adviser under the Plan with respect to the Class C shares, $[__________] was spent on advertising, $[__________] on the printing and mailing of prospectuses for persons other than current shareholders, $[__________] for compensation to broker-dealers and other financial intermediaries (including, $[__________] to ABI), $[__________] for compensation to sales personnel, $[__________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $[__________] was used to offset the distribution services fees paid in prior years.


          During AllianceBernstein International Value Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $[__________], which constituted . [_______]%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $[__________]. Of the $[__________] paid by the Fund and the Adviser under the Plan with respect to the Class R shares, $[__________] was spent on advertising, $[__________] on the printing and mailing of prospectuses for persons other than current shareholders, $[__________] for compensation to broker-dealers and other financial intermediaries (including, $[__________] to ABI), $[__________] for compensation to sales personnel, and $[__________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein International Value Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $[__________], which constituted [_______]%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $[__________]. Of the $[__________] paid by the Fund and the Adviser under the Plan with respect to the Class K shares, $[__________]was spent on advertising, $[__________] on the printing and mailing of prospectuses for persons other than current shareholders, $[__________] for compensation to broker-dealers and other financial intermediaries (including, $[__________] to ABI), $[__________] for compensation to sales personnel, and $[__________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Global Value Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $[__________], which constituted [_______]%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $[__________]. Of the $[__________] paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $[__________] was spent on advertising, $[__________] on the printing and mailing of prospectuses for persons other than current shareholders, $[__________] for compensation to broker-dealers and other financial intermediaries (including, $[__________] to ABI), $[__________] for compensation to sales personnel, and $[__________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Global Value Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $[__________], which constituted [_______]%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $[__________]. Of the $[__________] paid by the Fund and the Adviser under the Plan with respect to the Class B shares, $[__________] was spent on advertising, $[__________] on the printing and mailing of prospectuses for persons other than current shareholders, $[__________] for compensation to broker-dealers and other financial intermediaries (including, $[__________] to ABI), $[__________] for compensation to sales personnel, $[__________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $[__________] was spent on interest on Class B financing and $[__________] may be used to offset the distribution services fees paid in future years.


          During AllianceBernstein Global Value Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $[__________], which constituted [_______]%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $[__________]. Of the $[__________] paid by the Fund and the Adviser under the Plan with respect to the Class C shares, $[__________] was spent on advertising, $[__________] on the printing and mailing of prospectuses for persons other than current shareholders, $[__________] for compensation to broker-dealers and other financial intermediaries (including, $[__________] to ABI), $[__________] for compensation to sales personnel, $[__________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $[__________] was spent on interest on Class C financing, and $[__________] may be used to offset the distribution services fees paid in future years.


          During AllianceBernstein Global Value Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $[__________], which constituted [_______]%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $[__________]. Of the $[__________] paid by the Fund and the Adviser under the Plan with respect to the Class R shares, $[__________] was spent on advertising, $[__________] on the printing and mailing of prospectuses for persons other than current shareholders, $[__________] for compensation to financial intermediaries (including $[__________] to ABI), $[__________] for compensation to sales personnel, $[__________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $[__________] was spent on interest on Class R shares financing.


          During AllianceBernstein Global Value Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $[__________], which constituted [_______]%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $[__________]. Of the $[__________] paid by the Fund and the Adviser under the Plan with respect to the Class K shares, $[__________] was spent on advertising, $[__________] on the printing and mailing of prospectuses for persons other than current shareholders, $[__________] for compensation to broker-dealers and other financial intermediaries (including, $[__________] to ABI), $[__________] for compensation to sales personnel, $[__________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $[__________] was spent on interest on Class K shares financing.


          During AllianceBernstein Growth and Income Fund's fiscal year ended October 31, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $[____________], which constituted [________]% annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $[_____________]. Of the $[______________] paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $[____________] was spent on advertising, $[_____________] on the printing and mailing of prospectuses for persons other than current shareholders, $[_________________] for compensation to broker-dealers and other financial intermediaries (including $[_________________] to ABI), $[____________] for compensation to sales personnel, $1,085,564 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class A shares financing.


          During the Fund's fiscal year ended October 31, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $[______________], which constituted [___________]%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $[___________]. Of the $[_______________] paid by the Fund and the Adviser under the Plan with respect to the Class B shares, $[____________] was spent on advertising, $[____________] on the printing and mailing of prospectuses for persons other than current shareholders, $[____________] for compensation to broker-dealers and other financial intermediaries (including, $[___________] to ABI), $[___________] for compensation to sales personnel, $[___________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $0 was spent on interest on Class B shares financing, and $[______________] was used to offset the distribution services fees paid in prior years.


          During AllianceBernstein Growth and Income Fund's fiscal year ended October 31, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $[______________], which constituted [____________]%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $[____________]. Of the $[______________] paid by the Fund and the Adviser under the Plan with respect to the Class C shares, $[___________] was spent on advertising, $[______________] on the printing and mailing of prospectuses for persons other than current shareholders, $[________________]for compensation to broker-dealers and other financial intermediaries (including, $[______________] to ABI), $[____________] for compensation to sales personnel, $[_____________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $[__________] was spent on interest on Class C shares financing.


          During AllianceBernstein Growth and Income Fund's fiscal year ended October 31, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $[_____________] which constituted [________]%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $[_______________]. Of the $[____________] paid by the Fund and the Adviser under the Plan with respect to the Class R shares, $[__________] was spent on advertising, $[___________] on the printing and mailing of prospectuses for persons other than current shareholders, $[______________] for compensation to broker-dealers and other financial intermediaries (including $[___________] to ABI), $[_____________] for compensation to sales personnel, $[_______________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class R shares financing.


          During AllianceBernstein Growth and Income Fund's fiscal year ended October 31, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $[______________], which constituted [_________]%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $[______________]. Of the $[______________] paid by the Fund and the Adviser under the Plan with respect to the Class K shares, $[____________] was spent on advertising, $[_____________] on the printing and mailing of prospectuses for persons other than current shareholders, $[______________] for compensation to broker-dealers and other financial intermediaries (including, $[______________] to ABI), $[_______________] for compensation to sales personnel, $[________________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class K shares financing.


          During AllianceBernstein Focused Growth & Income Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $[______________], which constituted [__________]%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $[______________]. Of the $[____________] paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $[__________] was spent on advertising, $[______________] on the printing and mailing of prospectuses for persons other than current shareholders, $[______________] for compensation to broker-dealers and other financial intermediaries (including, $[______________] to ABI,) $[_____________] for compensation to sales personnel, and $[_____________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Focused Growth & Income Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $[____________], which constituted [_________]%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $[__________]. Of the $[_____________] paid by the Fund and the Adviser under the Plan with respect to the Class B shares, $[__________] was spent on advertising, $[_____________] on the printing and mailing of prospectuses for persons other than current shareholders, $[______________] for compensation to broker-dealers and other financial intermediaries (including, $[_____________] to ABI), $[___________] for compensation to sales personnel, $[_____________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $0 was spent on interest on Class B shares financing, and $[____________] was used to offset the distribution services fees paid in prior years.


          During AllianceBernstein Focused Growth & Income Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $[_______________], which constituted [____________]%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $[_____________]. Of the $[_______________] paid by the Fund and the Adviser under the Plan with respect to the Class C shares, $[__________] was spent on advertising, $[_____________] on the printing and mailing of prospectuses for persons other than current shareholders, $[_____________] for compensation to broker-dealers and other financial intermediaries (including, $[______________] to ABI), $[___________] for compensation to sales personnel, $[______________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $[____________] was spent on interest on Class C shares financing.


          During AllianceBernstein Focused Growth & Income Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $[____________] which constituted [___________]%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $[_____________]. Of the $[____________] paid by the Fund and the Adviser under the Plan with respect to the Class R shares, $[____________] was spent on advertising, $[__________] on the printing and mailing of prospectuses for persons other than current shareholders, $[_____________] for compensation to broker-dealers and other financial intermediaries (including $[________________] to ABI), $[____________] for compensation to sales personnel, and $[_________________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Focused Growth & Income Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $[______________], which constituted [____________] %, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $[______________]. Of the $[_____________] paid by the Fund and the Adviser under the Plan with respect to the Class K shares, $[____________] was spent on advertising, $[________________] on the printing and mailing of prospectuses for persons other than current shareholders, $[_________________] for compensation to broker-dealers and other financial intermediaries (including, $[_______________] to ABI), $[_______________] for
compensation to sales personnel, and $[________________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Balanced Shares' fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $[______________], which constituted [____________]% annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $[_______________]. Of the $[______________] paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $[____________] was spent on advertising, $[_____________] on the printing and mailing of prospectuses for persons other than current shareholders, $[_______________] for compensation to broker-dealers and other financial intermediaries (including, $[________________] to ABI), $[____________] for compensation to sales personnel, and $[_________________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Balanced Shares' fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $[_________________], which constituted [______________]% annualized, of the
Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $[_____________]. Of the $[_______________] paid by the Fund and the Adviser under the Plan with respect to the Class B shares, $[_____________] was spent on advertising, $[______________] on the printing and mailing of prospectuses for persons other than current shareholders, $[________________] for compensation to broker-dealers and other financial intermediaries (including, $[________________]to ABI), $[________________] for
compensation to sales personnel, $[__________________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $[_____________] was spent on interest on Class B shares financing, and $[______________] was used to offset the distribution services fees paid in prior years.


          During AllianceBernstein Balanced Shares' fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $[_________________], which constituted [_____________]% annualized, of the
Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $[______________]. Of the $[_______________] paid by the Fund and the Adviser under the Plan with respect to the Class C shares, $[__________] was spent on advertising, $[____________] on the printing and mailing of prospectuses for persons other than current shareholders, $[______________] for compensation to broker-dealers and other financial intermediaries (including, $[____________] to ABI), $[_____________] for compensation to sales personnel, $[____________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $[___________] was spent on interest on Class C shares financing.


          During AllianceBernstein Balanced Shares' fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $[_______________], which constituted [____________] %, annualized, of the
Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $[______________]. Of the $[______________] paid by the Fund and the Adviser under the Plan with respect to the Class R shares, $[____________] was spent on advertising, $[____________] on the printing and mailing of prospectuses for persons other than current shareholders, $[________________] for compensation to broker-dealers and other financial intermediaries (including $[_________________] to ABI), $[_____________] for compensation to sales personnel, and $[____________________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Balanced Shares' fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $[____________], which constituted [___________]%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $[_______________]. Of the $[____________] paid by the Fund and the Adviser under the Plan with respect to the Class K shares, $[_________] was spent on advertising, $[______________] on the printing and mailing of prospectuses for persons other than current shareholders, $[____________] for compensation to broker-dealers and other financial intermediaries (including, $[_____________] to ABI), $[___________] for compensation to sales personnel, and $[______________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Utility Income Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $[_____________], which constituted [___________] %, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $[______________]. Of the $[____________] paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $[___________] was spent on advertising, $[_____________] on the printing and mailing of prospectuses for persons other than current shareholders, $[_____________] for compensation to broker-dealers and other financial intermediaries (including, $[______________] to ABI), $[_____________] for compensation to sales personnel, and $[_______________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Utility Income Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $[_______________], which constituted [__________]%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $[_________]. Of the $[_____________] paid by the Fund and the Adviser under the Plan with respect to the Class B shares, $[___________] was spent on advertising, $[_____________] on the printing and mailing of prospectuses for persons other than current shareholders, $[____________] for compensation to broker-dealers and other financial intermediaries (including, $[____________] to ABI), $[____________] for compensation to sales personnel, $[____________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $[___________] was spent on interest on Class B shares financing, and $[______________] was used to offset the distribution service fees paid in prior years.


          During AllianceBernstein Utility Income Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $[_____________], which constituted [____________]%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $[_______________]. Of the $[______________] paid by the Fund and the Adviser under the Plan with respect to the Class C shares, $[__________] was spent on advertising, $[_______________] on the printing and mailing of prospectuses for persons other than current shareholders, $[________________] for compensation to broker-dealers and other financial intermediaries (including, $[_______________] to ABI), $[_____________] for compensation to sales personnel, $[_______________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $[______________] was spent on interest on Class C shares financing.


          During AllianceBernstein Utility Income Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $[______________], which constituted [________] %, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $[_____________]. Of the $[_____________] paid by the Fund and the Adviser under the Plan with respect to the Class R shares, $[____________] was spent on advertising, $[______________] on the printing and mailing of prospectuses for persons other than current shareholders, $[_____________] for compensation to financial intermediaries (including $[_____________] to ABI), $[________________] for compensation to sales personnel, $[_____________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $[__________] was spent on interest on Class R shares financing, and $[____________] may be used to offset the distribution service fees paid in future years.


          During AllianceBernstein Utility Income Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $[______________], which constituted [_____________]%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $[______________]. Of the $[_____________] paid by the Fund and the Adviser under the Plan with respect to the Class K shares, $[___________] was spent on advertising, $[______________] on the printing and mailing of prospectuses for persons other than current shareholders, $[_________________] for compensation to broker-dealers and other financial intermediaries (including, $[______________] to ABI), $[_____________] for compensation to sales personnel, $[_______________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $[____________] was spent on interest on Class K shares financing, and $[________________] may be used to offset the distribution service fees paid in future years.


          During AllianceBernstein Global Real Estate Investment Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $[______________], which constituted [____________]%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $[_______________]. Of the $[_______________] paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $[_____________] was spent on advertising, $[_______________] on the printing and mailing of prospectuses for persons other than current shareholders, $[_______________] for compensation to broker-dealers and other financial intermediaries (including, $[_____________] to ABI), $[_________________] for
compensation to sales personnel, and $[_________________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Global Real Estate Investment Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $[_______________], which constituted [____________]%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $[_____________]. Of the $[______________] paid by the Fund and the Adviser under the Plan with respect to the Class B shares, $[____________] was spent on advertising, $[_____________] on the printing and mailing of prospectuses for persons other than current shareholders, $[_____________] for compensation to broker-dealers and other financial intermediaries (including, $[_____________] to ABI), $[_____________] for compensation to sales personnel, $[______________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $[___________] was spent on interest on Class B shares financing, and $[_______________] was used to offset the distribution services fees paid in prior years.


          During AllianceBernstein Global Real Estate Investment Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $[____________], which constituted [___________]%, annualized of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $[____________]. Of the $[____________] paid by the Fund and the Adviser under the Plan with respect to the Class C shares, $[____________] was spent on advertising, $[______________] on the printing and mailing of prospectuses for persons other than current shareholders, $[______________] for compensation to broker-dealers and other financial intermediaries (including, $[_______________] to ABI), $[____________] for compensation to sales personnel, $[_______________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class C shares financing.


          During AllianceBernstein Global Real Estate Investment Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $[________________], which constituted [_____________]%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $[_______________]. Of the $[________________] paid by the Fund and the Adviser under the Plan with respect to the Class R shares, $[______________] was spent on advertising, $[________________] on the printing and mailing of prospectuses for persons other than current shareholders, $[________________] for compensation to financial intermediaries (including $[________________] to ABI), $[__________________] for compensation to sales personnel, $[________________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class R shares financing.


          During AllianceBernstein Global Real Estate Investment Fund's fiscal year ended November 30, 2009, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $[______________], which constituted [_________________]%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $[________________]. Of the $[________________] paid by the Fund and the Adviser under the Plan with respect to the Class K shares, $[______________] was spent on advertising, $[_____________] on the printing and mailing of prospectuses for persons other than current shareholders, $[______________] for compensation to broker-dealers and other financial intermediaries (including, $[_______________] to ABI), $[_________________] for compensation to sales personnel, $[_______________] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $[______________] was spent on interest on Class K shares financing.


          Distribution services fees are accrued daily and paid monthly and charged as expenses of each Fund as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares of each Fund are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and respective distribution services fee on the Class B shares and Class C shares of each Fund and the distribution services fees on the Class R shares and the Class K shares of each Fund are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares of each Fund in that in each case the sales charge and/or distribution services fee provides for the financing of the distribution of the relevant class of the relevant Fund's shares.


          With respect to Class A shares of each Fund, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from a Fund in subsequent fiscal years. ABI's compensation with respect to Class B, Class C, Class R and Class K shares of each Fund under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C, Class R and Class K shares of each Fund for any given year, however, will probably exceed the distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B, Class C, Class R and Class K shares of each Fund, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares of each Fund, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.


          Unreimbursed distribution expenses incurred as of each Fund's most recent fiscal year ended November 30, 2009 and carried over for reimbursement in future years in respect of the Class B and Class C shares of each Fund were as follows:

--------------------------------------------------------------------------------------
                            AMOUNT OF UNREIMBURSED DISTRIBUTION EXPENSES CARRIED OVER
                                    (AS A PERCENTAGE OF THE CLASS' NET ASSETS)
--------------------------------------------------------------------------------------
                         CLASS B         CLASS C         CLASS R         CLASS K
--------------------------------------------------------------------------------------

AB Value Fund            $[__________]   $[__________]   $[__________]   $[_________]
                         ([_______]%)    ([_______]%)    ([_______]%)    ([______]%)

--------------------------------------------------------------------------------------
AB Small/Mid             $[__________]   $[__________]   $[__________]   $[_________]
                         ([_______]%)    ([_______]%)    ([_______]%)    ([______]%)

--------------------------------------------------------------------------------------
AB International Value   $[__________]   $[__________]   $[__________]   $[_________]
                         ([_______]%)    ([_______]%)    ([______]%)     ([_______]%)

--------------------------------------------------------------------------------------
AB Global                $[__________]   $[__________]   $[__________]   $[_________]
                         ([_______]%)    ([_______]%)    ([_______]%)    ([_______]%

--------------------------------------------------------------------------------------
AB Growth and Income     $[__________]   $[__________]   $[__________]   $[_________]
                         ([_______]%)    ([_______]%)    ([_______]%)    ([______]%)

--------------------------------------------------------------------------------------
AB Focused Growth &      $[__________]   $[__________]   $[__________]   $[_________]
Income                   ([_______]%)    ([_______]%)    ([_______]%)    ([______]%)

--------------------------------------------------------------------------------------
AB Balanced Shares       $[__________]   $[__________]   $[__________]   $[_________]
                         ([_______]%)    ([_______]%)    ([_______]%)    ([______]%)

--------------------------------------------------------------------------------------
AB Utility Income        $[__________]   $[__________]   $[__________]   $[_________]
                         ([_______]%)    ([_______]%)    ([_______]%)    ([______]%)

--------------------------------------------------------------------------------------
AB Global Real Estate    $[__________]   $[__________]   $[__________]   $[_________]
Investment               ([_______]%)    ([_______]%)    ([_______]%)    ([______]%)
--------------------------------------------------------------------------------------


          The Rule 12b-1 Plan is in compliance with rules of the Financial Industry Regulatory Authority ("FINRA"), which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.


          In approving the Rule 12b-1 Plan, the Directors of each Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit each Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement will continue in effect provided that such continuance is specifically approved at least annually by the Directors of the Funds or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class of the relevant Fund, and, in either case, by a majority of the Directors of the Funds who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement for an additional annual term at their meetings held on [____________], 2009.


          All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the Rule 12b-1 Plan may not be amended in order to increase materially the costs that a Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Directors or (b) by ABI. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, a Fund is not required to give prior notice to ABI. The Agreement will terminate automatically in the event of its assignment.


          In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares, Class C shares, Class R shares or Class K shares of a Fund, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by that Fund to ABI with respect to that class and (ii) that Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas, 78230, receives a transfer agency fee per account holder of each of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of each Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares of each Fund is higher than the transfer agency fee with respect to the Class A, Class R, Class K, Class I and Advisor Class shares of each Fund, reflecting the additional costs associated with the Class B and Class C CDSC. For the fiscal year ended October 31, 2009 for Growth and Income and for the fiscal year ended November 30, 2009 for Value Fund, Small/Mid Cap Value, International Value, Global Value, Focused Growth & Income, Balanced Shares, Utility Income and Global Real Estate, the Fund paid ABIS [_____], [_______], [_______], [_______], [_______], [_______], [_______],
[______] and [______], respectively, for transfer agency services.


          ABIS acts as the transfer agent for each Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.


          Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, a Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Each Fund, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per share customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by a Fund, they are included in the Funds' Prospectus in the Fund expense tables under "Fees and Expenses of the Fund." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Funds, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund.

          The Funds have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

          Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended [June 30, 2009] is available (i) without charge, upon request, by calling (800) 227-4618; or on or through the Funds' website at www.AllianceBernstein.com; or both; and (ii) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds."

          Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares may only be purchased (i) by existing Class B shareholders as of January 31, 2009, (ii) through exchange of Class B shares from another AllianceBernstein Mutual Fund, and (iii) as otherwise described below.

General
-------

          Shares of each Fund are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"),to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund. All classes of shares of the Funds, except Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of a Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the Financial Industry Regulatory Authority (FINRA) and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents") and (iii) ABI.


          Investors may purchase shares of the Funds either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares of each Fund made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the classes of shares available through such financial intermediary and the minimum initial and subsequent investment amounts. A Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing a Fund's shares may receive differing compensation for selling different classes of shares.

          In order to open your account, a Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If a Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Fund Shares
-------------------------------------------

          The Funds' Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.


          Risks Associated With Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.


          Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, each Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.


          A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Funds may be adversely affected by price arbitrage.


          Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     o Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, a Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or shortterm trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

     o Account Blocking Procedures. If a Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short -term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to a Fund that the account holder did not or will not in the future engage in excessive or short-term trading.


     o Application of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

          Risks to Shareholders Resulting from Imposition of Account Blocks in Response to Excessive or Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid an initial sales charge or the shares are subject to CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of a Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that a Fund will be able to identify these shareholders or curtail their trading practices. In particular, a Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

Purchase of Shares
------------------

          Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of each Fund is their NAV, plus, in the case of Class A shares of each Fund, a sales charge. On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of that Fund's shares, the per share is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

          The respective NAV of the various classes of shares of each Fund are expected to be substantially the same. However, the NAV of the Class B, Class C and Class R shares of each Fund will generally be slightly lower than the NAV of the Class A, Class K, Class I and Advisor Class shares of each Fund, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Funds will accept unconditional orders for their shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to a Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive the day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of a Fund's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.


          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to a Fund, the Funds will not issue share certificates representing shares of a Fund. Ownership of a Fund's shares will be shown on the books of that Fund's transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of that Fund's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

          Each class of shares of each Fund represents an interest in the same portfolio of investments of the relevant Fund, have the same rights and are identical in all respects, except that (i) Class A shares of each Fund bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares of each Fund bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares of each Fund each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares of each Fund, and Class I shares and Advisor Class shares do not bear such a fee
(iii) Class B shares and Class C shares of each Fund bear higher transfer agency costs than those borne by Class A, Class R, Class K, Class I and Advisor Class shares of each Fund, (iv) Class B shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares of each Fund has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Fund submits to a vote of the Class A shareholders, an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares of that Fund, then such amendment will also be submitted to the Class B shareholders of that Fund because the Class B shares convert to Class A shares under certain circumstances and the Class A and Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors of the Funds have determined that currently no conflict of interest exists between or among the classes of shares of any respective Fund. On an ongoing basis, the Directors of the Funds, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares of each Fund have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects the hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.


          Class A shares of a Fund are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares of that Fund. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares of a Fund would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares of a Fund because the accumulated continuing distribution charges on Class B shares or Class C shares of that Fund may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares of a Fund in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares of a Fund would have to hold his or her investment approximately seven years for the Class C distribution services fee of that Fund to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares of a Fund.

          During AllianceBernstein Value Fund's fiscal years ended November 30, 2009, November 30, 2008, and November 30, 2007, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $[__________], $161,226, and $367,642, respectively. Of these amounts, ABI received $[__________], $5,299, and $16,379, respectively, during fiscal years 2009, 2008, and 2007, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was accordingly retained by ABI). During the Fund's fiscal years ended November 30, 2009, November 30, 2008, and November 30, 2007, ABI received CDSCs of $[__________], $6,189, and $7,852, respectively, on Class A shares, $[__________], $46,386, and $57,104, respectively, on Class B shares and $[__________], $8,170, and $6,563, respectively, on Class C shares.


          During AllianceBernstein Small/Mid Cap Value Fund's fiscal years ended November 30, 2009, November 30, 2008, and November 30, 2007, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $[__________], $447,090, and $894,781, respectively. Of these amounts, ABI received $[__________], $16,317, and $31,383, respectively, during fiscal years 2009, 2008, and 2007, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was accordingly retained by ABI). During the Fund's fiscal years ended November 30, 2009, November 30, 2008, and November 30, 2007, ABI received CDSCs of $[__________], $20,773, and $15,983, respectively, on Class A shares, $[__________], $85,334, and $99,442, respectively, on Class B shares and $[__________], $25,288, and $20,353, respectively, on Class C shares.


          During AllianceBernstein International Value Fund's fiscal years ended November 30, 2009, November 30, 2008, and November 30, 2007, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $[__________], $2,452,863, and $10,723,501, respectively. Of these amounts, ABI received $[__________], $73,095, and $508,092, respectively, during fiscal years 2009, 2008, and 2007, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was accordingly retained by ABI). During the Fund's fiscal years ended November 30, 2009, November 30, 2008, and November 30, 2007, ABI received CDSCs of $[__________], $88,847, and $190,213, respectively, on Class A shares, $[__________], $368,981, and $221,461, respectively, on Class B shares and
$[__________], $337,826, and $261,535, respectively, on Class C shares.


          During AllianceBernstein Global Value Fund's fiscal years ended November 30, 2009, November 30, 2008, and November, 30, 2007, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $[_____________], $73,159, and $353,291, respectively. Of these amounts, ABI received $[_____________], $3,622, and $14,913, respectively, during fiscal years 2009, 2008, and 2007, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was accordingly retained by ABI). During the Fund's fiscal years ended November 30, 2009, November 30, 2008, and November 30, 2007, ABI received CDSCs of $[_____________], $4,704, and $3,961, respectively, on Class A shares, $[_____________], $22,153, and $21,108, respectively, on Class B shares and
$[_____________], $6,250, and $10,366, respectively, on Class C shares.


          During AllianceBernstein Growth and Income Fund's fiscal years ended October 31, 2009, 2008 and 2007 the aggregate amounts of underwriting commission payable with respect to shares of the Fund were $[____________], $597,238 and $972,987, respectively. Of that amount, ABI received the amounts of $[_____________], $20,907 and $38,576, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by ABI). During the Fund's fiscal years ended October 31, 2009, 2008 and 2007, ABI received CDSCs of $[____________], $37,816 and $44,783, respectively, on Class A shares, $[___________], $198,309 and $379,244, respectively, on Class B shares, and $[___________], $19,522 and $19,187, respectively, on Class C shares.


          During AllianceBernstein Focused Growth & Income Fund's fiscal years ended November 30, 2009, 2008, and 2007, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $[___________], $70,563 and $108,845, respectively. Of that amount ABI received the amount of $[____________], $2,677 and $5,341, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was accordingly retained by ABI). During the Fund's fiscal year ended November 30, 2007, ABI received CDSCs of $12,687 on Class A shares, $55,702 on Class B shares, and $1,484 on Class C shares. During the Fund's fiscal year ended November 30, 2008, ABI received CDSCs of $2,631 on Class A shares, $17,318 on Class B shares, and $691 on Class C shares. During the Fund's fiscal year ended November 30, 2009, ABI received CDSCs of $[____________] on Class A shares, $[___________] on Class B shares, and $[_____________] on Class C shares.


          During AllianceBernstein Balanced Shares' fiscal years ended November 30, 2009, 2008 and 2007, the aggregate amounts of underwriting commission payable with respect to shares of the Fund were $[_____________], $398,350 and $922,137, respectively. Of that amount ABI received the amounts of $[______________], $13,735 and $34,066, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by ABI). During the Fund's fiscal years ended November 30, 2009, 2008, and 2007, ABI received CDSCs of $[_______________], $57,014 and $36,204, respectively, on
Class A shares, $[_______________], $182,970 and $253,602, respectively, on
Class B shares, and $[_______________], $14,225 and $8,529, respectively, on
Class C shares.


          During the Utility Income Fund's fiscal years ended November 30, 2009, 2008, and 2007, the aggregate amounts of underwriting commission payable with respect to shares of the Fund were $[_______________], $336,570 and $310,298, respectively. Of that amount, ABI received the amount of $[______________], $17,954 and $17,450, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was accordingly retained by ABI). During the Fund's fiscal years ended November 30, 2009, 2008, and 2007, ABI received CDSCs of $[_____________], $18,384 and $6,704, respectively, on Class A shares,
$[_____________], $49,953 and $44,121, respectively, on Class B shares, and
$[_____________], $9,698 and $2,683, respectively, on Class C shares.


          During the Fund's fiscal years ended November 30, 2009, 2008, and 2007, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $[______________], $127,081 and $342,330, respectively.
Of that amount, ABI received $[______________], $5,307 and $16,848, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the period which was not reallowed to selected dealers (and was, accordingly, retained by ABI). During the Fund's fiscal year ended November 30, 2009, ABI received $[_____________], $[______________] and $[____________]
in CDSCs on Class A, Class B and Class C shares, respectively. During the Fund's fiscal year ended November 30, 2008, ABI received $1,350, $18,922 and $6,800 in CDSCs on Class A, Class B and Class C shares, respectively. During the Fund's fiscal year ended November 30, 2007, ABI received $3,549, $40,528, and $10,054 in CDSCs on Class A, Class B and Class C shares, respectively.

Class A Shares
--------------

          The public offering price of Class A shares of a Fund is the NAV plus a sales charge, as set forth below.

                                       Sales Charge
---------------------------------------------------------------------------------------------
                                                                    Discount or Commission to
                               As % of Net     As % of the Public   Dealers or Agents as % of
Amount of Purchase           Amount Invested     Offering Price          Offering Price
------------------           ---------------   ------------------   -------------------------
Up to $100,000                         4.44%                4.25%                       4.00%
$100,000 up to $250,000                3.36                 3.25                        3.00
$250,000 up to $500,000                2.30                 2.25                        2.00
$500,000 up to $1,000,000*             1.78                 1.75                        1.50

----------
*    There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares of a Fund redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "- Contingent Deferred Sales Charge."

          No initial sales charge is imposed on Class A shares of a Fund issued
(i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares of a Fund as described below under "Class B Shares-Conversion Feature." The Fund receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. ABI will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares Sales at NAV. A Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;

          (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

         (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for services in the nature of investment advisory or administrative services;

          (v) certain retirement plan accounts, as described under "Alternative Purchase Arrangements Group Retirement Plans and Tax-Deferred Accounts"; and

          (vi) current Class A shareholders of AllianceBernstein Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from a Commission enforcement action against the Adviser and current Class A shareholders of AllianceBernstein Mutual Funds who receive a Distribution resulting from any Commission enforcement action related to trading in shares of AllianceBernstein Mutual Funds who, in each case, purchase shares of an AllianceBernstein Mutual Fund from ABI through deposit with ABI of the Distribution check.

Class B Shares
--------------

          Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares may only be purchased (i) by existing Class B shareholders as of January 31, 2009, (ii) through exchange of Class B shares from another AllianceBernstein Mutual Fund, and (iii) as otherwise described below.


          Investors may purchase Class B shares of a Fund at the public offering price equal to the NAV per share of the Class B shares of that Fund on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares of a Fund are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

          Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares of a Fund will automatically convert to Class A shares of that Fund and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares of a Fund that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

          For purposes of conversion to Class A, Class B shares of a Fund purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares of a Fund in the shareholder's account (other than those in the sub-account) convert to Class A shares of that Fund, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

          The conversion of Class B shares of a Fund to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares of a Fund to Class A shares of that Fund may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares of that Fund would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

          Investors may purchase Class C shares of a Fund at the public offering price equal to the NAV per share of the Class C shares of that Fund on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares of a Fund are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Fund to sell its Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares of a Fund do not convert to any other class of shares of that Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares of the relevant Fund, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

          Contingent Deferred Sales Charge. Class B shares of a Fund that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to CDSC of 1% as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements Group Retirement Plans and Tax-Deferred Accounts" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.


          To illustrate, assume that an investor purchased 100 Class B shares of a Fund at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares of the Fund upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase).

          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of a Fund until the time of redemption of such shares.

                              Contingent Deferred Sales Charge for the Fund as a
Year Since Purchase                  % of Dollar Amount Subject to Charge
-------------------                  ------------------------------------
First                                               4.00%
Second                                              3.00%
Third                                               2.00%
Fourth                                              1.00%
Fifth and thereafter                                None


          In determining the CDSC applicable to a redemption of Class B shares and Class C shares of a Fund, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or Class C shares, as applicable, or purchase of CollegeBoundfund units.

          Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to a Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of CDSC and the distribution services fee enables a Fund to sell shares without a sales charge being deducted at the time of purchase.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70, (iii) that had been purchased by present or former Directors of the Funds, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for each Fund or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, (vii) for permitted exchanges of shares, or (viii) that had been purchased with proceeds from a Distribution resulting from any Commission enforcement action related to trading in shares of AllianceBernstein Mutual Funds through deposit with ABI of the Distribution check.

Advisor Class Shares
--------------------

          Advisor Class shares of the Funds may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, or (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares --Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Fund in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.

Class R Shares
--------------

          Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein-sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares
--------------

          Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

          Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain related group retirement plans with plan assets of less than $10 million in assets if the sponsor of such plans has at least one group retirement plan with plan assets in excess of $10 million that invests in Class I shares and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Alternative Purchase Arrangements  Group Retirement Plans and Tax-Deferred
Accounts
--------------------------------------------------------------------------

          A Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A and Class B CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in your Prospectus and this SAI. A Fund are not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.


          Class A Shares. Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for the purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates a Fund as an investment option within one year, then plan purchases of Class A shares will be subject to a 1%, 1-year CDSC redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

          Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

          Class R Shares. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to front-end sales charges or CDSCs, but are subject to a .50% distribution fee.

          Class K Shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

          Class I Shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or distribution fee.

          Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Fund's share class eligibility criteria before determining whether to invest.

          It is expected that the Funds will eventually offer only Class R, Class K and Class I shares to group retirement plans. Currently, the Funds also make their Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

          In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

     o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

     o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

     o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

          Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

          As described above, effective January 31, 2009, sales of Class B shares to new investors were suspended. While Class B shares were generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Fund must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If a Fund is not notified that a shareholder is eligible for these reductions, the relevant Fund will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Fund into a single "purchase." By combining such purchases, a shareholder may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of any AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares of a Fund for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
        -AllianceBernstein 2000 Retirement Strategy
        -AllianceBernstein 2005 Retirement Strategy
        -AllianceBernstein 2010 Retirement Strategy
        -AllianceBernstein 2015 Retirement Strategy
        -AllianceBernstein 2020 Retirement Strategy
        -AllianceBernstein 2025 Retirement Strategy
        -AllianceBernstein 2030 Retirement Strategy
        -AllianceBernstein 2035 Retirement Strategy
        -AllianceBernstein 2040 Retirement Strategy
        -AllianceBernstein 2045 Retirement Strategy
        -AllianceBernstein 2050 Retirement Strategy
        -AllianceBernstein 2055 Retirement Strategy
        -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
        -AllianceBernstein Intermediate Bond Portfolio AllianceBernstein Cap Fund, Inc.
        -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Diversified Yield Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc.
AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Growth Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc.
AllianceBernstein Greater China '`97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc.
AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.
        -California Portfolio
        -National Portfolio
        -New York Portfolio
AllianceBernstein Municipal Income Fund II
        -Arizona Portfolio
        -Massachusetts Portfolio
        -Michigan Portfolio
        -Minnesota Portfolio
        -New Jersey Portfolio
        -Ohio Portfolio
        -Pennsylvania Portfolio
        -Virginia Portfolio
AllianceBernstein Small/Mid Cap Growth Fund, Inc.
AllianceBernstein Trust
        -AllianceBernstein Global Value Fund
        -AllianceBernstein International Value Fund
        -AllianceBernstein Small/Mid Cap Value Fund
        -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
        -AllianceBernstein Balanced Wealth Strategy
        -AllianceBernstein Growth Fund
        -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Conservative Wealth Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Conservative Wealth Strategy
Sanford C. Bernstein Fund, Inc.
        -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
        -AllianceBernstein Short Duration Portfolio
        -AllianceBernstein Tax-Managed International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of the relevant Fund held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is a participant; and

         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of that Fund, rather than the 3.25% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of a Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Fund, the investor and the investor's spouse or domestic partner each purchase shares of that Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares of a Fund may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and
(ii) for Class B shares of a Fund, a CDSC has been paid and ABI has approved, at its discretion, the reinvestment of such shares. The reinstatement privilege for Class B shares is not available after January 31, 2009. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes, except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the relevant Fund at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application found in your Prospectus. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of a Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Fund automatically reinvested in additional shares of that Fund.

          Shares of a Fund owned by a participant in each Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or a Fund.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Fund's involuntary redemption provisions. See "Redemption and Repurchase of SharesGeneral." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares of a Fund in a shareholder's account may be redeemed free of any CDSC.

          Class B shares of a Fund that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class A and Class C shares of a Fund, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of a Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or a Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

          In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

          In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

          In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

          In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

          Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

          o    upfront sales commissions;

          o    Rule 12b-1 fees;

          o    additional distribution support;

          o    defrayal of costs for educational seminars and training; and

          o payments related to providing shareholder record-keeping and/or transfer agency services.

Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commission paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


          For 2010, ABI expects to pay approximately [______]% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $[__________], for distribution services and education support related to the AllianceBernstein Mutual Funds. In 2009, ABI paid approximately [.04%] of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately [$21] million, for distribution services and education support related to the AllianceBernstein Mutual Funds.

          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

          The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Funds Transfer Agency Agreement" above. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds Annual Operating Expenses" in your Prospectus.


          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend on fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consul disclosures made by your financial advisor at the time of your purchase.

          ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

     Ameriprise Financial Services
     AXA Advisors
     Bank of America
     Cadaret, Grant & Co.
     CCO Investment Services Corp.
     Chase Investment Services
     Citigroup Global Markets
     Commonwealth Financial Network
     Donegal Securities
     ING Advisors Network
     LPL Financial Corporation
     Merrill Lynch
     Morgan Stanley & Co. Incorporated
     Northwestern Mutual Investment Services
     Raymond James
     RBC Capital Markets Corporation
     Robert W. Baird
     SagePoint Financial, Inc.
     UBS AG
     UBS Financial Services
     Wells Fargo Advisors
     Wells Fargo Investments


          Although a Fund may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the relevant Fund.

Redemption
----------

          Subject only to the limitations described below, each Fund will redeem the shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares of a Fund, there is no redemption charge. Payment of the redemption price normally will be made within seven days after a Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of a Fund.

          Payment of the redemption price normally will be made in cash but, at the option of a Fund, may be made in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the relevant Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares of a Fund will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in the shareholder's hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the relevant Fund containing a request for redemption. A Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to determine whether a Medallion Signature Guarantee is needed.

          To redeem shares of a Fund represented by share certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to a Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption By Electronic Funds Transfer. Each shareholder of a Fund is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m., Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption By Check. Each shareholder of a Fund is eligible to request redemption by check of the relevant Fund shares for which no share certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS or by checking the appropriate box on the Mutual Fund Application.

          Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. Each Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days, or (iv) held in any retirement plan account. None of the Funds nor the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. Each Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Fund did not employ such procedures, the Trust could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Fund may repurchase shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares of a Fund), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Fund to ABI either directly or through a financial intermediary. None of the Funds nor ABI charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares of a Fund). Normally, if shares of a Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Fund as described above with respect to financial intermediaries is a voluntary service of the Funds and a Fund may suspend or terminate this practice at any time.

General
-------

          Each Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Fund recently purchased by check, redemption proceeds will not be made available until that Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares of a Fund unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of the Funds through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder were enrolled in the Program prior to January 31, 2009. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.


          Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their programs despite the $[200] monthly minimum.

Exchange Privilege
------------------

          You may exchange your investment in a Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time on that day.

          Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares of a Fund, for the purpose of conversion to Class A shares of that Fund. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of a Fund for Advisor class shares of a Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchange of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each shareholder of a Fund and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221 5672 before 4:00 p.m., Eastern time, on a Fund business day, as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments (such as the terrorist attacks on September 11, 2001) it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.

          None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that a Fund reasonably believes to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of a Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of each Fund's independent registered public accounting firm [__________________], as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

          NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Fund's NAV is calculated by dividing the value of that Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Funds' pricing policies and procedures adopted by the Board ("Pricing Policies"), portfolio securities are valued at current market value or at fair value as determined in good faith by the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on The Nasdaq Stock Market, Inc. ("NASDAQ")), or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board;

          (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by a Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives that are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (k) credit default swaps may be valued on the basis of a mid price. A broker-dealer will provide a bid and offer spread, where a mean is calculated and thereafter used to calculate a mid price; and

          (l) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board.

          Each Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Funds' Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, a Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

          Subject to the Boards' oversight, each Fund's Board has delegated responsibility for valuing that Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value a Fund's assets on behalf of the respective Fund. The Valuation Committee values Fund assets as described above.


          Each Fund may suspend the determination of its NAV(and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining each Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

          The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio for each Fund. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

          Dividends paid by a Fund, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of that Fund will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

          The following summary addresses only the principal United States federal income tax considerations pertinent to the Funds and to shareholders of the Funds. This summary does not address the United States federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Funds and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

          In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of a Fund, including the effect and applicability of federal, state, local, foreign, and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

General
-------

          Each Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met:
(a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in (i) securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies),
(ii) securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) securities of one or more qualified publicly traded partnerships.


          If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.


          Each Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year or later, if the Fund is permitted to so elect and so elects; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of such earlier calendar year and will be taxable to these shareholders for the year declared and not for the year in which the shareholders actually receive the dividend.


          The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by a Fund and assume that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

          Each Fund intends to make timely distributions of its respective taxable income (including any net capital gain) so that none of the Funds will be subject to federal income or excise taxes. Dividends of each Fund's net ordinary income and distributions of any net realized short-term capital gain will generally be taxable to shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the relevant Fund.

          Some or all of the distributions from the Fund may be treated as "qualified dividend income," taxable to individuals, trusts and estates at a maximum rate of 15% (5% for individuals, trusts and estates in lower tax brackets) if paid on or before December 31, 2010. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security with respect to which the dividend is paid. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of this preferential tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.


          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Funds. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund.


          After the end of the calendar year, a Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

          Tax Qualified Plans. A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement account or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if a Fund's shares are held as a capital asset, and will be long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in a Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the relevant Fund's Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Foreign Taxes. Investment income received by the Funds from sources within foreign countries may also be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested within various countries is not known.

United States Federal Income Taxation of the Fund
-------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

          Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

          Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

          Tax Straddles. Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

          Currency Fluctuations "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

          The Funds may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

          Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

          If the income from a Fund is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income and short-term capital gain paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of a Fund attributable to short-term capital gains and U.S. source portfolio interest income paid during taxable years of the Fund beginning before January 1, 2010 will not be subject to this withholding tax.


          A foreign shareholder generally would be exempt from Federal income tax on distributions of a Fund attributable to net long-term capital gain and on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.


          If the income from a Fund is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

          The tax rules of other countries with respect to an investment in the Fund may differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax if such shareholder fails to provide the relevant Fund with his or her correct taxpayer identification number, fails to make required certifications, or is notified by the Internal Revenue Service ("IRS") that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          The backup withholding tax rate will be 28% for amounts paid through December 31, 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

          Subject to the general oversight of the Directors, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, a Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and had adopted a policy and procedures reasonably designed to preclude such considerations.

          When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

          Neither the Funds nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Funds effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts but not all such services may be used by the Adviser in connection with a Fund.

          The extent to which commissions that will be charged by broker-dealers selected by a Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom a Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Funds; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing a Fund.

          The Funds may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Funds will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases, the Funds will attempt to negotiate best execution.

          During the fiscal years ended November 30, 2009, November 30, 2008, and November 30, 2007, AllianceBernstein Value Fund incurred brokerage commissions amounting in the aggregate to $[_____________], $333,967, and $304,848, respectively. During the fiscal year ended November 30, 2009, transactions in portfolio securities of the Fund aggregated $[_____________]. Brokerage commissions of approximately $[_____________] were allocated to persons or firms supplying research services to the Fund or the Adviser.


          During the fiscal years ended November 30, 2009, November 30, 2008, and November 30, 2007, AllianceBernstein Small/Mid Cap Value Fund incurred brokerage commissions amounting in the aggregate to $[_____________], $1,274,523, and $637,694, respectively. During the fiscal year ended November 30, 2009, transactions in portfolio securities of the Fund aggregated $[_____________]. Brokerage commissions of approximately $[_____________] were allocated to persons or firms supplying research services to the Fund or the Adviser.


          During the fiscal years ended November 30, 2009, November 30, 2008, and November 30, 2007, AllianceBernstein International Value Fund incurred brokerage commissions amounting in the aggregate to $[_____________], $9,508,015, and $10,541,511, respectively. During the fiscal year ended November 30, 2009, transactions in portfolio securities of the Fund aggregated $[________________]. Brokerage commissions of approximately $[________________]
were allocated to persons or firms supplying research services to the Fund or the Adviser.


          During the fiscal years ended November 30, 2009, November 30, 2008, and November 30, 2007, AllianceBernstein Global Value Fund incurred brokerage commissions amounting in the aggregate to $[________________], $240,438, and $241,219, respectively. During the fiscal year ended November 30, 2009, transactions in portfolio securities of the Fund aggregating $[________________], with associated brokerage commissions of approximately $[_____________] were allocated to persons or firms supplying research services to the Fund or the Adviser.


          During the fiscal years ended October 31, 2009, 2008, and 2007, AllianceBernstein Growth and Income Fund incurred brokerage commissions amounting in the aggregate to $[________], $9,601,667 and $4,002,705. During the fiscal year ended October 31, 2008, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, .97% were effected through SCB & Co. During the fiscal year ended October 31, 2008, transactions in portfolio securities of the Fund aggregated $12,354,397,570. Brokerage commissions of approximately $4,486,501 were allocated to persons or firms supplying research services to the Fund or the Adviser. During the fiscal year ended October 31, 2009, transactions in portfolio securities of the Fund aggregated $[_____________]. Brokerage commissions of approximately $[_____________] were allocated to persons or firms supplying research services to the Fund or the Adviser.


          During the fiscal years ended November 30, 2009, 2008 and 2007, AllianceBernstein Focused Growth & Income Fund incurred brokerage commissions amounting in the aggregate to $[__________], $1,127,740, and $642,439, respectively. During the fiscal year ended November 30, 2009, transactions in portfolio securities of the Fund aggregated $[_____________]. Brokerage commissions of approximately $[_____________] were allocated to persons or firms supplying research services to the Fund or the Adviser.


          During the fiscal years ended November 30, 2009, 2008 and 2007, AllianceBernstein Balanced Shares incurred brokerage commissions amounting in the aggregate to $[_____________], $1,382,944, and $749,854, respectively.
During the fiscal year ended November 30, 2008, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0.66% were effected through SCB & Co. During the fiscal year ended November 30, 2009, transactions in portfolio securities of the Fund aggregated $[__________________]. Brokerage commissions of approximately $[______________]
were allocated to persons or firms supplying research services to the Fund or the Adviser.


          During the fiscal years ended November 30, 2009, 2008, and 2007, AllianceBernstein Utility Income Fund incurred brokerage commissions amounting in the aggregate to $[____________], $225,627, and $177,706, respectively.
During the fiscal year ended November 30, 2009, transactions in portfolio securities of the Fund aggregating $[_______________] with associated brokerage commissions of approximately $[_______________] were allocated to persons or firms supplying research services to the Fund or the Adviser.


          During the fiscal years ended November 30, 2009, 2008, and 2007, AllianceBernstein Global Real Estate Investment Fund incurred brokerage commissions amounting in the aggregate to $[__________], $189,204, and $367,393, respectively. During the fiscal year ended November 30, 2009, transactions in portfolio securities of the Fund aggregating $[_______________]. Brokerage commissions of approximately $[_____________] were allocated to persons or firms supplying research services to the Fund or the Adviser.

          The Funds may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with each Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

          The brokerage transactions engaged in by the Funds with SCB & Co. and their affiliates during the fiscal years ended November 30, 2009, November 30, 2008 and November 30, 2007, are set forth below:

                                                                           % of Fund's
                                                              % of Fund's  Aggregate
                                              Amount of       Aggregate    Dollar
Fiscal Year Ended                             Brokerage       Brokerage    Amount of
November 30,        Fund                      Commissions     Commissions  Transactions
------------        ----                      -----------     -----------  ------------

2009                Value Fund                $[__________]   [_______]%   [_______]%
2009                Small/Mid Cap Value       $[__________]   [_______]%   [_______]%
2009                International Value       $[__________]   [_______]%   [_______]%
2009                Global Value              $[__________]   [_______]%   [_______]%
2009                Growth and Income         $[__________]   [_______]%   [_______]%
2009                Focused Growth & Income   $[__________]   [_______]%   [_______]%
2009                Balanced Shares           $[__________]   [_______]%   [_______]%
2009                Utility Income            $[__________]   [_______]%   [_______]%
2009                Global Real Estate        $[__________]   [_______]%   [_______]%
2008                Value Fund                $           0        0.00%        0.00%
2008                Small/Mid Cap Value       $           0        0.00%        0.00%
2008                International Value       $     415,382        4.37%        3.08%
2008                Global Value              $       4,505        1.87%        2.12%
2008                Growth and Income         $     110,794        1.15%        0.97%
2008                Focused Growth & Income   $      29,159        2.59%        2.24%
2008                Balanced Shares           $      13,228        0.96%        0.66%
2008                Utility Income            $       1,352        0.60%        0.79%
2008                Global Real Estate        $          28        0.02%        0.03%
2007                Value Fund                $           0        0.00%        0.00%
2007                Small/Mid Cap Value       $           0        0.00%        0.00%
2007                International Value       $     816,232        7.74%        6.00%
2007                Global Value              $       5,856        2.43%        1.22%
2007                Growth and Income         $     166,493        4.12%         3.3%
2007                Focused Growth & Income   $      65,212       10.15%         8.0%
2007                Balanced Shares           $      34,487        4.60%        3.64%
2007                Utility Income            $      40,502       22.79%       14.04%
2007                Global Real Estate        $           0           0%           0%

Disclosure of Portfolio Holdings
--------------------------------

          Each Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, each Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.


          The Adviser has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Fund or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.


          The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of the Fund's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by a Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by Fund's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          The Adviser may distribute or authorize the distribution of information about a Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about a Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Funds, to facilitate the review of the Funds by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about a Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

          The Adviser has established procedures to ensure that a Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of a Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.


          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Funds' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the assets of the Funds; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Fund's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

The Trust
---------

          The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated December 12, 2000, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act.

          The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Fund and each class thereof do not have any preemptive rights. Upon termination of any Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

          The assets received by the Trust for the issue or sale of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of each Fund and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Fund. The underlying assets of each Fund and each class of shares thereof are segregated and are charged with the expenses with respect to that Fund and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all series or a particular class of shares thereof.

          The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two thirds of the outstanding shares of each Fund affected or by the Trustees by written notice to the shareholders. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

          The Trust has an unlimited number of authorized shares of beneficial interest. The Trustees are authorized to reclassify any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of The Commonwealth of Massachusetts. If shares of another series were issued in connection with the creation of one or more additional portfolios, each share of any portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Trustees of the Fund, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.


ALLIANCEBERNSTEIN GROWTH AND INCOME FUND


          The Fund was organized as a corporation in Maryland in 1932 under the name "Dividend Shares, Inc." The name of the Fund became "Alliance Growth and Income Fund" on October 20, 1989 and "AllianceBernstein Growth and Income Fund, Inc." on March 31, 2003.


          The authorized capital stock of the Fund consists of 3,000,000,000 shares of Class A common stock, 3,000,000,000 shares of Class B common stock, 3,000,000,000 shares of Class C common stock, 3,000,000,000 shares of Class R common stock, 3,000,000,000 shares of Class K common stock, 3,000,000,000 shares of Class I common stock and 3,000,000,000 shares of Advisor Class common stock, each having $.01 par value.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME


          The Fund was incorporated under the laws of the State of Maryland on July 6, 1999, as "Alliance Disciplined Value Fund, Inc." The Fund changed its name on February 28, 2001 to "AllianceBernstein Disciplined Value Fund, Inc.", and again on December 15, 2004 to "AllianceBernstein Focused Growth & Income Fund, Inc."


          The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock, 3,000,000,000 shares of Class R Common Stock, 3,000,000,000 shares of Class K Common Stock, 3,000,000,000 shares of Class I Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share. (The Fund is not currently offering shares of Advisor Class Common Stock.)


ALLIANCEBERNSTEIN BALANCED SHARES


          The Fund is a Maryland corporation organized in 1932. The name of the Fund became "Alliance Balanced Shares" on March 10, 1987, and "AllianceBernstein Balanced Shares, Inc." on March 31, 2003.


          The Fund's capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock, 3,000,000,000 shares of Class R Common Stock, 3,000,000,000 shares of Class K Common Stock, 3,000,000,000 shares of Class I Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value $.01 per share.


ALLIANCEBERNSTEIN UTILITY INCOME FUND


          The Fund was organized as a corporation in Maryland in 1993. The Fund's name was changed on February 28, 2001. Prior thereto, the Fund was known as "Alliance Utility Income Fund, Inc."


          The authorized Capital Stock of the Fund consists of 3,000,000,000 shares of Class A common stock, 3,000,000,000 shares of Class B common stock, 3,000,000,000 shares of Class C common stock, 3,000,000,000 shares of Class R common stock, 3,000,000,000 shares of Class K common stock, 3,000,000,000 shares of Class I common stock and 3,000,000,000 shares of Advisor Class common stock, each having $.001 par value.


ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND


          The Fund is a Maryland corporation organized in 1996 under the name "Alliance Real Estate Investment Fund, Inc." The Fund's name was changed to "AllianceBernstein Real Estate Investment Fund, Inc." on February 28, 2001 and became "AllianceBernstein Global Real Estate Investment Fund, Inc." on March 1, 2007.


          The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock, 3,000,000,000 shares of Class R Common Stock, 3,000,000,000 shares of Class K Common Stock, 3,000,000,000 shares of Class I Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share.

ALL FUNDS

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.


          A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then-current NAV of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of a Fund represents an interest in the same portfolio of investments, and has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R and Class K shares of a Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.


          At the close of business on [_____________], 2010 there were [_____________] shares of AllianceBernstein Value Fund outstanding, including [_____________] Class A shares, [_____________] Class B shares, [_____________]
Class C shares, [_____________] Class R shares, [_____________] Class K shares, [_____________] Class I shares and [_____________] Advisor Class shares. To the knowledge of the Trust, the following persons owned of record or beneficially [_______]%or more of a class of outstanding shares of the Fund as of [_____________], 2010:

                                     No. of              % of
      Name and Address               Shares              Class
----------------------------   ------------------   -----------------

Class A
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class B
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class C
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class R
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class K
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class I
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Advisor Class
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%


          At the close of business on [________________], 2010 there were [_____________] shares of AllianceBernstein Small/Mid Cap Value Fund outstanding, including [_____________] Class A shares, [_____________] Class B shares, [_____________] Class C shares, [_____________] Class R shares,
[_____________] Class K shares, [_____________] Class I shares and
[_____________] Advisor Class shares. To the knowledge of the Trust, the following persons owned of record or beneficially [_______]% or more of a class of outstanding shares of the Fund as of [_____________], 2010:

                                     No. of              % of
      Name and Address               Shares              Class
----------------------------   ------------------   -----------------

Class A
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class B
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class C
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class R
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class K
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class I
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Advisor Class
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%


          At the close of business on [_____________], 2010 there were [_____________] shares of AllianceBernstein International Value Fund outstanding, including [_____________] Class A shares, [_____________] Class B shares, [_____________] Class C shares, [_____________] Class R shares,
[_____________] Class K shares, [_____________] Class I shares and
[_____________] Advisor Class shares. To the knowledge of the Trust, the following persons owned of record or beneficially [_______]% or more of a class of outstanding shares of the Fund as of [______________], 2010:

                                     No. of              % of
      Name and Address               Shares              Class
----------------------------   ------------------   -----------------

Class A
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class B
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class C
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class R
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class K
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class I
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Advisor Class
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%


          At the close of business on [__________________], 2010 there were [_____________] shares of AllianceBernstein Global Value Fund outstanding, including [_____________] Class A shares, [_____________] Class B shares, [_____________] Class C shares, [_____________] Class R shares, [_____________]
Class K shares, [_____________] Class I shares and [_____________] Advisor Class shares. To the knowledge of the Trust, the following persons owned of record or beneficially [_______]% or more of a class of outstanding shares of the Fund as of [______________], 2010:

                                     No. of              % of
      Name and Address               Shares              Class
----------------------------   ------------------   -----------------

Class A
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class B
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class C
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class R
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class K
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class I
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Advisor Class
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%


          At the close of business on [__________________], 2010 there were [_____________] shares of AllianceBernstein Growth and Income Fund outstanding, including [_____________] Class A shares, [_____________] Class B shares, [_____________] Class C shares, [_____________] Class R shares, [_____________]
Class K shares, [_____________] Class I shares and [_____________] Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially [_______]% or more of a class of outstanding shares of the Fund as of [______________], 2010:

                                     No. of              % of
      Name and Address               Shares              Class
----------------------------   ------------------   -----------------

Class A
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class B
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class C
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class R
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class K
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class I
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Advisor Class
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%


          At the close of business on [__________________], 2010 there were [_____________] shares of AllianceBernstein Focused Growth & Income Fund outstanding, including [_____________] Class A shares, [_____________] Class B shares, [_____________] Class C shares, [_____________] Class R shares,
[_____________] Class K shares, [_____________] Class I shares and
[_____________] Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially [_______]% or more of a class of outstanding shares of the Fund as of [______________], 2010:

                                     No. of              % of
      Name and Address               Shares              Class
----------------------------   ------------------   -----------------

Class A
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class B
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class C
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class R
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class K
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class I
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Advisor Class
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%


          At the close of business on [__________________], 2010 there were [_____________] shares of AllianceBernstein Balanced Shares outstanding, including [_____________] Class A shares, [_____________] Class B shares, [_____________] Class C shares, [_____________] Class R shares, [_____________]
Class K shares, [_____________] Class I shares and [_____________] Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially [_______]% or more of a class of outstanding shares of the Fund as of [______________], 2010:

                                     No. of              % of
      Name and Address               Shares              Class
----------------------------   ------------------   -----------------


Class A
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class B
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class C
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class R
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class K
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class I
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Advisor Class
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%


          At the close of business on [__________________], 2010 there were [_____________] shares of AllianceBernstein Utility Income Fund outstanding, including [_____________] Class A shares, [_____________] Class B shares, [_____________] Class C shares, [_____________] Class R shares, [_____________]
Class K shares, [_____________] Class I shares and [_____________] Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially [_______]% or more of a class of outstanding shares of the Fund as of [______________], 2010:

                                     No. of              % of
      Name and Address               Shares              Class
----------------------------   ------------------   -----------------


Class A
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class B
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class C
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class R
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class K
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class I
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Advisor Class
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%


          At the close of business on [__________________], 2010 there were [_____________] shares of AllianceBernstein Global Real Estate Investment Fund outstanding, including [_____________] Class A shares, [_____________] Class B shares, [_____________] Class C shares, [_____________] Class R shares,
[_____________] Class K shares, [_____________] Class I shares and
[_____________] Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially [_______]% or more of a class of outstanding shares of the Fund as of [______________], 2010:

                                     No. of              % of
      Name and Address               Shares              Class
----------------------------   ------------------   -----------------


Class A
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class B
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class C
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class R
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class K
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Class I
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Advisor Class
----------------------------
[_______________________]
[_______________________]
[_______________________]      [_____________]      [_______]%

Voting Rights
-------------

          As summarized in your Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or a Fund and on other matters submitted to the vote of shareholders.

          The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes, separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of a Fund will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

          The terms "shareholder approval" and "majority of the outstanding voting securities" as used in your Prospectus and this SAI mean the lesser of
(i) 67% or more of the shares of the applicable Fund or applicable class thereof represented at a meeting at which more than 50% of the outstanding shares of such Fund or such class are represented or (ii) more than 50% of the outstanding shares of such Fund or such class.

          There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (ii) if, as a result of a vacancy on the Board, less than two thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Funds' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

          Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

Shareholder and Trustee Liability
---------------------------------

          Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

          The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Custodian
---------

          State Street Bank and Trust Company, One Lincoln Street, Boston, MA, 02111, acts as the Funds' custodian for the assets of the Funds but will play no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Trustees, State Street Bank and Trust Company may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

          AllianceBernstein Investments, Inc., an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, serves as the Funds' Principal Underwriter and as such may solicit orders from the public to purchase shares of the Funds. Under the Agreement, the Trust, on behalf of each Fund, has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          [________________________________], has been appointed as the independent registered public accounting firm for the Funds.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                            FINANCIAL STATEMENTS AND
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

          The financial statements of each Fund for the fiscal year ended November 30, 2009 and the reports of [_________________], independent registered public accounting firm, are incorporated herein by reference to each Fund's annual report. The annual report for each Fund was filed on Form N-CSR with the Commission on [_______________], 2010. Each Fund's annual report is available without charge upon request by calling ABIS at (800) 227-4618.

--------------------------------------------------------------------------------

                                   APPENDIX A:
                            STATEMENT OF POLICIES AND
                           PROCEDURES FOR PROXY VOTING

--------------------------------------------------------------------------------

1.   Introduction

     As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.   Proxy Policies

     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

     2.1. Corporate Governance


          AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

     2.2. Elections of Directors

          Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in a single shareholder class structures provide a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

     2.3. Appointment of Auditors

          AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

     2.4. Changes in Legal and Capital Structure

          Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

     2.5. Corporate Restructurings, Mergers and Acquisitions

          AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

     2.6. Proposals Affecting Shareholder Rights

          AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

     2.7. Anti-Takeover Measures

          AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

     2.8. Executive Compensation

          AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets were remuneration reports are not required for all companies (for instance, in the U.S. such reports are required only for companies that receive funds from the Troubled Asset Relief Program ("TARP") but not other companies), we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that the important common objective of management and shareholders is met, which is maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that receive governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed
          2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

     2.9. Social and Corporate Responsibility

          AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.   Proxy Voting Procedures

     3.1. Proxy Voting Committees

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

     3.2. Conflicts of Interest

          AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including:
          (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.


          Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

     3.3. Proxies of Certain Non-US Issuers

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

     3.4. Loaned Securities

          Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

     3.5. Proxy Voting Records

          Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.


          [ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]


          You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call
          AllianceBernstein at (800) 227-4618.



(LOGO)

                                     PART C

                                OTHER INFORMATION

Item 23.  Exhibits

     (a) (1) Articles of Restatement of Articles of Incorporation of the Registrant dated March 28, 1991 and filed April 1, 1991 - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 88 of Registrant's Registration Statement on Form N-1A (File Nos. 2-10988 and 811-134), filed with the Securities and Exchange Commission on October 31, 1997.

          (2) Articles of Amendment of Articles of Incorporation dated April 9, 1993 and filed April 30, 1993 - Incorporated by reference to
               Exhibit 1(b) to Registrant's Registration Statement on Form N-14 (File Nos. 2-10988 and 811-134), filed with the Securities and Exchange Commission on July 29, 1998.

          (3) Articles Supplementary to Articles of Incorporation dated April 29, 1993 and filed April 30, 1993 - Incorporated by reference to
               Exhibit 1(d) to Registrant's Registration Statement on Form N-14 (File Nos. 2-10988 and 811-134), filed with the Securities and Exchange Commission on July 29, 1998.

          (4) Articles Supplementary to Articles of Incorporation dated May 3, 1994 and filed May 4, 1994 - Incorporated by reference to Exhibit 1(e) to Registrant's Registration Statement on Form N-14 (File Nos. 2-10988 and 811-134), filed with the Securities and Exchange Commission on July 29, 1998.

          (5) Articles Supplementary to Articles of Incorporation dated September 30, 1996 and filed October 1, 1996 - Incorporated by reference to Exhibit 1(f) to Registrant's Registration Statement on Form N-14 (File Nos. 2-10988 and 811-134), filed with the Securities and Exchange Commission on July 29, 1998.

          (6) Articles of Amendment of Articles of Incorporation dated September 9, 1997 and filed September 10, 1997 - Incorporated by reference to Exhibit 1(g) to Registrant's Registration Statement on Form N-14 (File Nos. 2-10988 and 811-134), filed with the Securities and Exchange Commission on July 29, 1998.

          (7) Articles Supplementary to the Articles of Incorporation of the Registrant dated May 21, 1998 and filed July 6, 1998 - Incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 89 of Registrant's Registration Statement on Form N-1A (File Nos. 2-10988 and 811-134), filed with the Securities and Exchange Commission on October 30, 1998.

          (8) Articles of Amendment to Articles of Incorporation of the Registrant dated March 19, 2003 and filed March 20, 2003 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 98 to Registrant's Registration Statement on Form N-1A (File Nos. 2-10988 and 811-134), filed with the Securities and Exchange Commission on August 7, 2003.

          (9) Articles Supplementary to Articles of Incorporation of the Registrant dated July 31, 2003 and filed August 1, 2003 - Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 98 to Registrant's Registration Statement on Form N-1A (File Nos. 2-10988 and 811-134), filed with the Securities and Exchange Commission on August 7, 2003.

          (10) Articles Supplementary to the Articles of Incorporation dated February 17, 2005 and filed February 22, 2005 - Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 101 to Registrant's Registration Statement on Form N-1A (File Nos. 2-10988 and 811-134), filed with the Securities and Exchange Commission on February 25, 2005.

     (b) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 104 to the Registrant's Registration on Form N-1A (File Nos. 2-10988 and 811-00134), filed with the Securities and Exchange Commission on February 28, 2006.

     (c)  Not applicable.

     (d) Form of Investment Advisory Agreement between the Registrant and AllianceBernstein L.P. - Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 106 to Registrant's Registration Statement on Form N-1A (File Nos. 2-10988 and 811-00134), filed with the Securities and Exchange Commission on February 28, 2007.

     (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 7(a) to Registrant's Registration Statement on Form N-14 (File Nos. 2-10988 and 811-134), filed with the Securities and Exchange Commission on July 29, 1998.

          (2) Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) dated July 16, 1996 - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 86 of Registrant's Registration Statement on Form N-1A (File Nos. 2-10988 and 811-134), filed with the Securities and Exchange Commission on October 1, 1996.

          (3) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 99 of Registrant's Registration Statement on Form N-1A (File Nos. 2-10988 and 811-134), filed with the Securities and Exchange Commission on October 31, 2003.

          (4) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 101 to Registrant's Registration Statement on Form N-1A (File Nos. 2-10988 and 811-134), filed with the Securities and Exchange Commission on February 25, 2005.

          (5) Form of Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly, Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 105 to Registrant's Registration Statement on Form N-1A (File Nos. 2-10988 and 811-00134), filed with the Securities and Exchange Commission on February 28, 2007.

          (6) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. and selected dealers offering shares of the Registrant - Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.

          (7) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 34 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 28, 2005.

          (8) Selected Dealer Agreement between AllianceBernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant effective April 30, 2009 - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.


          (9) Load Fund Operating Agreement between AllianceBernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 - Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.


          (10) Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research Management, Inc.) and UBS AG, dated November 1, 2005 - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.

     (f)  Not applicable.

     (g) Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit 9(a) to Registrant's Registration Statement on Form N-14 (File Nos. 2-10988 and 811-134), filed with the Securities and Exchange Commission on July 29, 1998.

     (h) (1) Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. (formerly known as Alliance Global Investor Services, Inc.) - Incorporated by reference to Exhibit 13 to Registrant's Registration Statement on Form N-14 (File Nos. 2-10988 and 811-134), filed with the Securities and Exchange Commission on July 29, 1998.

          (2) Form of Amendment to Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. (formerly, Alliance Fund Services, Inc.) - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 105 to Registrant's Registration Statement on Form N-1A (File Nos. 2-10988 and 811-00134), filed with the Securities and Exchange Commission on February 28, 2007.

     (i)  Opinion and Consent of Seward & Kissel LLP - To be filed by amendment.


     (j) Consent of Independent Registered Public Accounting Firm - To be filed by amendment.

     (k)  Not applicable.

     (l)  Not applicable.

     (m)  Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

     (n) Form of Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 101 to Registrant's Registration Statement on Form N-1A (File Nos. 2-10988 and 811-134), filed with the Securities and Exchange Commission on February 25, 2005.

     (o)  Reserved.

     (p) (1) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

          (2) Code of Ethics for AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.

Other Exhibits:

     Powers of Attorney for: John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert M. Keith, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 107 to Registrant's Registration Statement on Form N-1A (File Nos. 2-10988 and 811-00134), filed with the Securities and Exchange Commission on February 27, 2009.

ITEM 24.  Persons Controlled by or under Common Control with Registrant.

          None.

ITEM 25.  Indemnification.

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, and as set forth in Article SEVENTH of Registrant's Articles of Restatement of Articles of Incorporation, filed as Exhibit (a), Article IX of the Registrant's Amended and Restated By-laws filed as Exhibit (b) and Section 10 of the Distribution Services Agreement filed as Exhibit (e)(1), all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article SEVENTH of Registrant's Articles of Restatement of Articles of Incorporation, and Article IX of the Registrant's Amended By-laws, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Agreement filed as Exhibit
(d) in response to Item 23, as set forth below.


Article SEVENTH of the Registrant's Articles of Restatement of Articles of Incorporation reads as follows:

"(8)(d) Nothing in this section (8) shall be deemed to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which such director, officer or employee would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

"(11) A director or officer of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended. No amendment, modification or repeal of this Article SEVENTH shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal."

The Investment Advisory Agreement between Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein will be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.

Article IX of the Registrant's Amended and Restated By-Laws reads as follows:

To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") provides that the Registrant will indemnify, defend and hold ABI and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading provided that in no event will anything therein contained by so construed as to protect ABI against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties thereunder.

The foregoing summaries are qualified by the entire text of Registrant's Articles of Restatement of Articles of Incorporation, Amended and Restated By-Laws, the Investment Advisory Agreement between Registrant and
AllianceBernstein L.P. and the Distribution Services Agreement between Registrant and ABI.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officer and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernsetein L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26. Business and Other Connections of Adviser.

The descriptions of AllianceBernstein L.P. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27. Principal Underwriters.

     (a) ABI is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI also acts as Principal Underwriter or Distributor for the following investment companies:

               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Cap Fund, Inc.
               AllianceBernstein Corporate Shares
               AllianceBernstein Diversified Yield Fund, Inc.
               AllianceBernstein Exchange Reserves
               AllianceBernstein Fixed-Income Shares, Inc.
               AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Bond Fund, Inc.
               AllianceBernstein Global Growth Fund, Inc.
               AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Greater China'97 Fund, Inc.
               AllianceBernstein Growth and Income Fund, Inc.
               AllianceBernstein High Income Fund, Inc.
               AllianceBernstein Institutional Funds, Inc.
               AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
               AllianceBernstein International Growth Fund, Inc.
               AllianceBernstein Large Cap Growth Fund, Inc.
               AllianceBernstein Municipal Income Fund, Inc.
               AllianceBernstein Municipal Income Fund II
               AllianceBernstein Short Duration Portfolio(1)
               AllianceBernstein Small/Mid Cap Growth Fund, Inc.
               AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
               AllianceBernstein Utility Income Fund, Inc.
               AllianceBernstein Variable Products Series Fund, Inc.
               Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Pooling Portfolios
               The AllianceBernstein Portfolios

----------------

1 This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.

     (b) The following are the Directors and Officers of ABI the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.


                             POSITIONS AND                 POSITIONS AND OFFICES
NAME                         OFFICES WITH UNDERWRITER      WITH REGISTRANT
-----                        ------------------------      ---------------------

Directors

Robert M. Keith              Director and President        President and Chief
                                                           Executive Officer

Mark R. Manley               Director and Secretary

Officers

Andrew L. Gangolf            Senior Vice President and     Assistant Secretary
                             Assistant General Counsel

Emilie D. Wrapp              Senior Vice President,        Secretary
                             Assistant General Counsel
                             and Assistant Secretary

Christopher S. Alpaugh       Senior Vice President

Audie G. Apple               Senior Vice President

Kenneth F. Barkoff           Senior Vice President

Steven R. Barr               Senior Vice President and
                             Assistant Secretary

Amy I. Belew                 Senior Vice President

Peter G. Callahan            Senior Vice President

Kevin T. Cannon              Senior Vice President

Russell R. Corby             Senior Vice President

John W. Cronin               Senior Vice President

Richard A. Davies            Senior Vice President

John C. Endahl               Senior Vice President

Adam E. Engelhardt           Senior Vice President

John Edward English          Senior Vice President

Edward J. Farrell            Senior Vice President and
                             Controller

Michael Foley                Senior Vice President

Brian D. Gallary             Senior Vice President

Mark D. Gersten              Senior Vice President

Gunnar Halfdanarson          Senior Vice President

Kenneth L. Haman             Senior Vice President

Joseph P. Healy              Senior Vice President

Mary V. Kralis Hoppe         Senior Vice President

Harold Hughes                Senior Vice President

Scott Hutton                 Senior Vice President

Oscar J. Isoba               Senior Vice President

Robert H. Joseph, Jr.        Senior Vice President and
                             Chief Financial Officer

Ajai M. Kaul                 Senior Vice President

Georg Kyd-Rebenburg          Senior Vice President

Eric L. Levinson             Senior Vice President

James M. Liptrot             Senior Vice President and
                             Assistant Controller
William Marsalise            Senior Vice President

Matthew P. Mintzer           Senior Vice President

Joanna D. Murray             Senior Vice President

Daniel A. Notto              Senior Vice President, Counsel
                             and Assistant Secretary

Jeffrey A. Nye               Senior Vice President

John J. O'Connor             Senior Vice President

Suchet Padhye (Pandurang)    Senior Vice President

Mark A. Pletts               Senior Vice President

Miguel A. Rozensztroch       Senior Vice President

Stephen C. Scanlon           Senior Vice President

John P. Schmidt              Senior Vice President

Gregory K. Shannahan         Senior Vice President

Elizabeth M. Smith           Senior Vice President

Mark Sullivan                Senior Vice President

Peter J. Szabo               Senior Vice President

Joseph T. Tocyloski          Senior Vice President

Suzanne Ton                  Senior Vice President

Derek Yung                   Senior Vice President

Albert J. Angelus            Vice President

Peter J. Barron              Vice President

William G. Beagle            Vice President

DeAnna D. Beedy              Vice President

Christopher M. Berenbroick   Vice President

Chris Boeker                 Vice President

Brandon W. Born              Vice President

Richard A. Brink             Vice President

Shaun D. Bromley             Vice President

Brian Buehring               Vice President

Daniel W. Carey              Vice President

Alice L. Chan                Vice President

Laura A. Channell            Vice President

Nelson Kin Hung Chow         Vice President

Flora Chuang                 Vice President

Peter T. Collins             Vice President

Joseph D. Connell, Jr.       Vice President

Michael C. Conrath           Vice President

Dwight P. Cornell            Vice President

Robert A. Craft              Vice President

Robert J. Cruz               Vice President

Silvio Cruz                  Vice President

John D. Curry                Vice President

Walter F. Czaicki            Vice President

John M. D'Agostino           Vice President

Christine M. Dehil           Vice President

Giuliano De Marchi           Vice President

Darren K. DeSimone           Vice President

Daniel A. Dean               Vice President

Ralph A. DiMeglio            Vice President

Joseph T. Dominguez          Vice President

Kilie A. Donahue             Vice President

Bradford P. Doninger         Vice President

Barbara Anne Donovan         Vice President

Robert Dryzgula              Vice President

Daniel Ennis                 Vice President

Michael J. Eustic            Vice President

Hollie G. Fagan              Vice President

Matthew G. Fetchko           Vice President

Michael F. Foy               Vice President

Yuko Funato                  Vice President

Kevin T. Gang                Vice President

Mark A. Gessner              Vice President

Mark C. Glatley              Vice President

Roger Goncalves              Vice President

Stefanie M. Gonzalez         Vice President

Kimberly A. Collins Gorab    Vice President

Tetsuya Hada                 Vice President

Brian P. Hanna               Vice President

Kenneth Handler              Vice President

John G. Hansen               Vice President

Terry L. Harris              Vice President

Michael S. Hart              Vice President

Youichi Hashimoto            Vice President

Daniel R. Hemberger          Vice President

Oliver Herson                Vice President

Vincent Huang                Vice President

Anthony D. Ialeggio          Vice President

Eric S. Indovina             Vice President

Kumar Jagdeo II              Vice President

Tina Kao                     Vice President

Julie E. (Gerstmayr) Kelly   Vice President

Matthew L. Joki              Vice President

Hiroshi Kimura               Vice President

Joseph B. Kolman             Vice President

Scott M. Krauthamer          Vice President

Jeffrey J. Lamb              Vice President

Christopher J. Larkin        Vice President

Chang Hyun Lee               Vice President

Jonathan M. Liang            Vice President

Karen (Yeow Ping) Lim        Vice President

Laurel E. Lindner            Vice President

Edward R. Lupo               Vice President

Jennifer L. Magill           Vice President

Todd Mann                    Vice President

Silvia Manz                  Vice President

Osama Mari                   Vice President

Jay G. McAndrew              Vice President

Kevin McGarry                Vice President

Joseph R. McLean             Vice President

Nicola Meotti                Vice President

Yuji Mihashi                 Vice President

Bart D. Miller               Vice President

David Mitchell               Vice President

Thomas F. Monnerat           Vice President

Hiroyuki Morishita           Vice President

Troy E. Mosconi              Vice President

Paul S. Moyer                Vice President

Juan Mujica                  Vice President

John F. Multhauf             Vice President

Robert D. Nelms              Vice President

Jamie A. Nieradka            Vice President

Suzanne E. Norman            Vice President

John J. Onofrio              Vice President and
                             Assistant Treasurer

Ian J. O'Brien-Rupert        Vice President

Alex E. Pady                 Vice President

David D. Paich               Vice President

Kimchu Perrington            Vice President

Leo J. Peters IV             Vice President

Thomas C. Pfeifer            Vice President

Jeffrey Pietragallo          Vice President

Damien J. Porras             Vice President

Andrew Prescott              Vice President

Joseph J. Proscia            Vice President

John D. Prosperi             Vice President

Carol H. Rappa               Vice President

Jessie A. Reich              Vice President

Heidi A. Richardson          Vice President

James A. Rie                 Vice President

Lauryn A. Rivello            Vice President

Patricia A. Roberts          Vice President

Claudio Rondolini            Vice President

Craig Schorr                 Vice President

Kristin M. Seabold           Vice President

William D. Shockley          Vice President

Praveen K. Singh             Vice President

Karen Sirett                 Vice President

John F. Skaham               Vice President

Laurie L. Snively            Vice President

Orlando Soler                Vice President

Daniel L. Stack              Vice President

Ben H. Stairs                Vice President

Jason P. Stevens             Vice President

Peter Stiefel                Vice President

Sharon Su                    Vice President

Kelly P. Sudafer             Vice President
(aka Kelly Sudovar)

Atsuko Takeuchi              Vice President

Scott M. Tatum               Vice President

Christopher R. Thabet        Vice President

Jay D. Tini                  Vice President

William Tohme                Vice President

Keri-Ann S. Toritto          Vice President

Laura L. Tocchet             Vice President

Louis L. Tousignant          Vice President

Ming (Ming Kai) Tung         Vice President

Christian G. Wilson          Vice President

Stephen M. Woetzel           Vice President

Chapman Tsan Man Wong        Vice President

Joanna Wong (Chun-Yen)       Vice President

Yoshinari Yagi               Vice President

Isabelle (Hsin-I) Yen        Vice President

Scott D. Zambon              Vice President

Oscar Zarazua                Vice President

Martin J. Zayac              Vice President

Constantin L. Andreae        Assistant Vice President

Steven D. Barbesh            Assistant Vice President

Claudio Roberto Bello        Assistant Vice President

Roy C. Bentzen               Assistant Vice President

Michael A. Bosi              Assistant Vice President

Terence I. Bradford          Assistant Vice President

James M. Broderick           Assistant Vice President

Erik Carell                  Assistant Vice President

Helena Carvalho              Assistant Vice President

Naji Choueri                 Assistant Vice President

Daisy (Sze Kie) Chung        Assistant Vice President

Christine M. Crowley         Assistant Vice President

Jamila Dalia                 Assistant Vice President

Francesca Dattola            Assistant Vice President

Marc J. Della Pia            Assistant Vice President

Michael J. Ferraro           Assistant Vice President

Robert A. Fiorentino         Assistant Vice President

Jose R. Garcia               Assistant Vice President

Michele J. Giangrande        Assistant Vice President

Cecilia N. Gomes             Assistant Vice President

Friederike Grote             Assistant Vice President

Joseph Haag                  Assistant Vice President

Lia A. Horii                 Assistant Vice President

Brian M. Horvath             Assistant Vice President

Sylvia Hsu                   Assistant Vice President

Isabelle Husson              Assistant Vice President

Jang Joong Kim               Assistant Vice President

Junko Kimura                 Assistant Vice President

Amber A. Knighten            Assistant Vice President

Aaron S. Kravitz             Assistant Vice President

Stephen J. Laffey            Assistant Vice President      Assistant Secretary
                             and Counsel

Edward G. Lamsback           Assistant Vice President

Ginnie Li                    Assistant Vice President

Jim Liu                      Assistant Vice President

David Lyons                  Assistant Vice President

Mark J. Maier                Assistant Vice President

Matthew J. Malvey            Assistant Vice President

Francesco Martello           Assistant Vice President

Russell B. Martin            Assistant Vice President

David G. Mitchell            Assistant Vice President

Jennifer A. Mulhall          Assistant Vice President

William N. Parker            Assistant Vice President

Brian W. Paulson             Assistant Vice President

Steven Pavlovic              Assistant Vice President

Pablo Perez                  Assistant Vice President

Anthony W. Piccola           Assistant Vice President

Jared M. Piche               Assistant Vice President

Vinod B. Pittampalli         Assistant Vice President

Cameron V. Polek             Assistant Vice President

Mark A. Quarno               Assistant Vice President

Marc S. Reed                 Assistant Vice President

Jennifer B. Robinson         Assistant Vice President

Jennifer R. Rolf             Assistant Vice President

Michael J. Shavel            Assistant Vice President

Chizu Soga                   Assistant Vice President

Chang Min Song               Assistant Vice President

Susanne Stallkamp            Assistant Vice President

Matthew M. Stebner           Assistant Vice President

Michiyo Tanaka               Assistant Vice President

Miyako Taniguchi             Assistant Vice President

Damaris Torres               Assistant Vice President

Laurence Vandecasteele       Assistant Vice President

Wendy Weng                   Assistant Vice President

Jeffrey Western              Assistant Vice President

William Wielgolewski         Assistant Vice President

Colin T. Burke               Assistant Secretary

     (c)  Not applicable.

ITEM 28.  Location of Accounts and Records.

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's custodian, One Lincoln Street, Boston, Massachusetts 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein, L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings.

          Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 29th day of December, 2009.


                               ALLIANCEBERNSTEIN BALANCED SHARES, INC.



                               By:  Robert M. Keith*
                                    -------------------
                                    Robert M. Keith
                                    President


          Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                             Title                Date
---------                             -----                ----

(1)  Principal Executive Officer:

      Robert M. Keith*                President and Chief  December 29, 2009
      ---------------                 Executive Officer
      Robert M. Keith


(2)  Principal Financial and
     Accounting Officer:

      /s/Joseph J. Mantineo           Treasurer and Chief  December 29, 2009
      ---------------------           Financial Officer
      Joseph J. Mantineo


(3)  All of the Directors:

      John H. Dobkin*
      Michael J. Downey*
      William H. Foulk, Jr.*
      D. James Guzy*
      Nancy P. Jacklin*
      Garry L. Moody*
      Marshall C. Turner, Jr*
      Earl D. Weiner*


 *By: /s/  Andrew L. Gangolf                               December 29, 2009
      ----------------------
      Andrew L. Gangolf
      (Attorney-in-Fact)

                                Index to Exhibits

Exhibit No.                         Description of Exhibits
-----------                         -----------------------







SK 00250 0157 1050403